Unites States Securities and Exchange Commission

Washington, DC 20549

Form N-Q

Quarterly Schedule of Portfolio Holdings of Registered Management Investment Company

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Kathryn Santoro, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 6/30

Date of reporting period: 3/31/17

Item 1. Schedule of Investments.
--------------------------------------------------------------------------------

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – 95.3%
Aerospace & Defense – 0.4%
AviChina Industry & Technology Co Ltd	.12,000	$8,323
Embraer SA	1,600	8,889
		17,212
Auto Components – 0.7%
Bharat Forge Ltd	224	3,595
Fuyao Glass Industry Group Co Ltd (144A)*	7,600	26,356
		29,951
Automobiles – 4.0%
Astra International Tbk PT	5,400	3,496
Brilliance China Automotive Holdings Ltd	6,000	10,037
Geely Automobile Holdings Ltd	70,000	107,189
Guangzhou Automobile Group Co Ltd	4,000	6,403
Hero MotoCorp Ltd	197	9,775
Maruti Suzuki India Ltd	428	39,654
		176,554
Banks – 12.9%
Abu Dhabi Commercial Bank PJSC	2,544	4,711
Agricultural Bank of China Ltd	40,000	18,427
Banco de Chile	163,286	19,711
Banco de Credito e Inversiones	73	4,019
Banco Santander Brasil SA	1,100	9,717
Banco Santander Chile*	254,279	15,951
Bank Central Asia Tbk PT	30,200	37,515
Bank Mandiri Persero Tbk PT	1,400	1,229
Bank of Communications Co Ltd*	23,000	17,876
Bank of the Philippine Islands	8,930	18,013
BDO Unibank Inc	1,124	2,635
Chang Hwa Commercial Bank Ltd	13,000	7,927
China Construction Bank Corp	9,000	7,238
China Minsheng Banking Corp Ltd	23,500	25,099
Chongqing Rural Commercial Bank Co Ltd	13,000	8,782
CTBC Financial Holding Co Ltd	3,240	2,002
DGB Financial Group Inc	338	3,280
Dubai Islamic Bank PJSC	10,710	16,332
E.Sun Financial Holding Co Ltd	47,000	28,581
First Financial Holding Co Ltd	18,919	11,536
First Gulf Bank PJSC	6,273	22,035
Hana Financial Group Inc	553	18,275
Hong Leong Bank Bhd	2,300	7,155
Hua Nan Financial Holdings Co Ltd	9,000	5,028
IDFC Bank Ltd	5,189	4,739
Industrial & Commercial Bank of China Ltd	13,000	8,498
Industrial Bank of Korea	1,193	13,017
KB Financial Group Inc	58	2,542
Krung Thai Bank PCL	10,000	5,938
Malayan Banking Bhd	1,700	3,428
Masraf Al Rayan QSC	2,602	30,123
Mega Financial Holding Co Ltd	2,000	1,615
National Bank of Abu Dhabi PJSC	5,887	16,431
OTP Bank PLC	1,281	35,858
Public Bank Bhd	11,400	51,291
Qatar Islamic Bank SAQ	568	15,959
Qatar National Bank QPSC	571	22,913
Sberbank of Russia PJSC (ADR)*	700	8,078
Shinhan Financial Group Co Ltd	56	2,334
State Bank of India*	1,468	6,633
Taishin Financial Holding Co Ltd	13,940	5,812
Taiwan Cooperative Financial Holding Co Ltd	20,057	9,982
Turkiye Is Bankasi	2,282	4,166
VTB Bank PJSC (GDR)	2,456	5,622
Woori Bank	249	2,895
		570,948
Beverages – 1.0%
China Resources Beer Holdings Co Ltd	18,000	40,951
Cia Cervecerias Unidas SA	367	4,629
		45,580
Capital Markets – 1.2%
CETIP SA - Mercados Organizados	1,900	30,349
China Huarong Asset Management Co Ltd (144A)*	13,000	5,320

Shares		Value
Common Stocks – (continued)
Capital Markets – (continued)
GF Securities Co Ltd	.800	$1,676
Haitong Securities Co Ltd	1,600	2,705
Investec Ltd	1,311	8,947
Korea Investment Holdings Co Ltd	43	1,811
Mirae Asset Daewoo Co Ltd	334	2,700
		53,508
Chemicals – 3.2%
Asian Paints Ltd	2,159	35,695
Formosa Chemicals & Fibre Corp	4,000	12,446
Formosa Plastics Corp	2,000	5,966
Hyosung Corp	85	10,301
Indorama Ventures PCL	2,600	2,668
Lotte Chemical Corp	33	10,935
Nan Ya Plastics Corp	2,000	4,740
Petronas Chemicals Group Bhd	4,500	7,834
PhosAgro PJSC (GDR)	1,666	24,324
PTT Global Chemical PCL	1,200	2,558
Sinopec Shanghai Petrochemical Co Ltd	38,000	21,075
UPL Ltd*	380	4,254
		142,796
Construction & Engineering – 1.7%
China Railway Construction Corp Ltd	4,000	5,672
China Railway Group Ltd	12,000	10,732
China State Construction International Holdings Ltd	16,000	28,618
Gamuda Bhd	10,300	12,063
Hyundai Engineering & Construction Co Ltd	381	16,867
		73,952
Construction Materials – 0.2%
Cementos Argos SA	1,095	4,496
Siam Cement PCL	300	4,715
		9,211
Containers & Packaging – 0.3%
Klabin SA	2,600	12,584
Diversified Consumer Services – 3.0%
New Oriental Education & Technology Group Inc (ADR)*	1,500	90,570
TAL Education Group (ADR)*	400	42,628
		133,198
Diversified Financial Services – 1.0%
Chailease Holding Co Ltd	4,000	9,347
Far East Horizon Ltd	23,000	21,605
Fubon Financial Holding Co Ltd*	9,000	14,684
		45,636
Diversified Telecommunication Services – 7.7%
Bharti Infratel Ltd	2,678	13,442
China Communications Services Corp Ltd	32,000	20,959
Chunghwa Telecom Co Ltd	50,000	169,743
Emirates Telecommunications Group Co PJSC	14,846	72,969
Hellenic Telecommunications Organization SA	268	2,516
Ooredoo QSC	1,216	32,263
Telekom Malaysia Bhd	9,600	13,934
Telekomunikasi Indonesia Persero Tbk PT	35,000	10,850
Telkom SA SOC Ltd	847	4,742
		341,418
Electric Utilities – 0.7%
Centrais Eletricas Brasileiras SA*	600	3,278
Centrais Eletricas Brasileiras SA - Class B*	100	705
CPFL Energia SA	600	4,940
Equatorial Energia SA	500	9,391
RusHydro PJSC (ADR)	3,796	6,150
Tenaga Nasional Bhd	2,300	7,135
		31,599
Electronic Equipment, Instruments & Components – 2.9%
AAC Technologies Holdings Inc	6,500	76,072
Hon Hai Precision Industry Co Ltd	6,000	17,996
Innolux Corp	34,000	14,064
Samsung SDI Co Ltd	16	1,975
WPG Holdings Ltd	16,000	20,092
		130,199
Food & Staples Retailing – 2.6%
Cencosud SA	6,549	20,137
CP ALL PCL	39,600	68,006
E-MART Inc	48	8,822
President Chain Store Corp	2,000	16,480

Shares		Value
Common Stocks – (continued)
Food & Staples Retailing – (continued)
Sun Art Retail Group Ltd	.3,500	$3,279
		116,724
Food Products – 1.7%
China Huishan Dairy Holdings Co Ltd	55,000	2,972
China Mengniu Dairy Co Ltd	1,000	2,072
Indofood CBP Sukses Makmur Tbk PT*	2,100	1,285
Indofood Sukses Makmur Tbk PT*	4,000	2,402
IOI Corp Bhd	2,500	2,628
Kuala Lumpur Kepong Bhd	2,000	11,160
PPB Group Bhd	1,300	4,920
Tingyi Cayman Islands Holding Corp	34,000	42,701
Want Want China Holdings Ltd	6,000	4,154
		74,294
Gas Utilities – 0.7%
GAIL India Ltd	3,594	20,865
Infraestructura Energetica Nova SAB de CV	900	4,290
Petronas Gas Bhd	1,100	4,914
		30,069
Health Care Providers & Services – 0.8%
Bangkok Dusit Medical Services PCL	48,900	30,175
Bumrungrad Hospital PCL	500	2,663
IHH Healthcare Bhd	1,600	2,170
		35,008
Hotels, Restaurants & Leisure – 0.5%
OPAP SA	1,319	12,297
Yum China Holdings Inc*	300	8,160
		20,457
Independent Power and Renewable Electricity Producers – 0.3%
Aboitiz Power Corp	4,400	3,662
Huaneng Power International Inc*	4,000	2,671
NTPC Ltd	2,245	5,740
		12,073
Industrial Conglomerates – 1.6%
Aboitiz Equity Ventures Inc	15,260	22,645
Berli Jucker PCL	16,500	22,332
Industries Qatar QSC	350	10,603
Shanghai Industrial Holdings Ltd	2,000	5,881
Sime Darby Bhd	3,700	7,763
SM Investments Corp	240	3,334
		72,558
Information Technology Services – 1.5%
HCL Technologies Ltd	2,414	32,522
Infosys Ltd	645	10,155
Tech Mahindra Ltd	1,561	11,039
TravelSky Technology Ltd*	1,000	2,363
Wipro Ltd	1,382	10,969
		67,048
Insurance – 3.0%
Cathay Financial Holding Co Ltd*	13,000	20,867
China Life Insurance Co Ltd/Taiwan	31,040	30,692
Hyundai Marine & Fire Insurance Co Ltd	64	2,003
New China Life Insurance Co Ltd	4,100	19,521
Ping An Insurance Group Co of China Ltd	3,500	19,591
Powszechny Zaklad Ubezpieczen SA	1,262	11,080
Qatar Insurance Co SAQ	1,278	24,676
Samsung Fire & Marine Insurance Co Ltd	3	719
Samsung Life Insurance Co Ltd	16	1,553
Shin Kong Financial Holding Co Ltd*	6,000	1,750
		132,452
Internet & Direct Marketing Retail – 0.1%
JD.com Inc (ADR)*	100	3,111
Internet Software & Services – 3.2%
Alibaba Group Holding Ltd (ADR)*	200	21,566
NAVER Corp	18	13,764
NetEase Inc (ADR)	300	85,200
Tencent Holdings Ltd	800	22,936
		143,466
Machinery – 0.5%
China Conch Venture Holdings Ltd	1,500	2,945
Samsung Heavy Industries Co Ltd*	198	1,983
Weichai Power Co Ltd	10,000	17,655
		22,583

Shares		Value
Common Stocks – (continued)
Metals & Mining – 3.6%
Aluminum Corp of China Ltd*	.20,000	$9,780
China Steel Corp	5,000	4,169
Eregli Demir ve Celik Fabrikalari TAS	3,152	5,121
Hindalco Industries Ltd	6,734	20,229
Hyundai Steel Co	39	2,041
JSW Steel Ltd	8,580	24,869
KGHM Polska Miedz SA	123	3,594
MMC Norilsk Nickel PJSC (ADR)	1,132	17,795
Severstal PJSC (GDR)	2,734	39,397
Southern Copper Corp#	300	10,767
Vale SA	600	5,710
Vedanta Ltd	4,086	17,302
		160,774
Multiline Retail – 0.7%
Hyundai Department Store Co Ltd	80	7,227
Lotte Shopping Co Ltd	21	4,085
SACI Falabella	2,140	18,009
		29,321
Multi-Utilities – 0.3%
Qatar Electricity & Water Co QSC	204	12,327
Oil, Gas & Consumable Fuels – 10.4%
Adaro Energy Tbk PT	136,100	17,877
Bharat Petroleum Corp Ltd	2,098	20,998
Cairn India Ltd	1,586	7,471
Coal India Ltd	2,823	12,724
Empresas COPEC SA	659	7,167
Gazprom PJSC (ADR)	3,153	14,094
GS Holdings Corp	282	14,906
Hindustan Petroleum Corp Ltd	1,483	12,006
IRPC PCL	110,200	16,519
Kunlun Energy Co Ltd	8,000	7,412
LUKOIL PJSC (ADR)	886	46,923
MOL Hungarian Oil & Gas PLC*	286	19,586
Novatek PJSC (GDR)	190	23,655
Oil & Natural Gas Corp Ltd	4,614	13,146
PetroChina Co Ltd	18,000	13,179
Polski Koncern Naftowy ORLEN SA	1,225	30,907
PTT Exploration & Production PCL	2,600	7,038
PTT PCL	500	5,632
Qatar Gas Transport Co Ltd	3,490	20,369
Reliance Industries Ltd*	1,367	27,809
Rosneft Oil Co PJSC (GDR)*	2,418	13,758
S-Oil Corp	54	4,854
Surgutneftegas OJSC (ADR)	2,800	15,680
Surgutneftegas OJSC (ADR) (2nd Preference)	1,325	6,784
Tatneft PJSC (ADR)	1,286	47,389
Thai Oil PCL	8,100	17,800
Tupras Turkiye Petrol Rafinerileri AS	199	4,943
United Tractors Tbk PT	4,500	8,951
		459,577
Paper & Forest Products – 1.3%
Fibria Celulose SA	2,800	25,825
Nine Dragons Paper Holdings Ltd	8,000	8,596
Sappi Ltd	3,494	23,760
		58,181
Personal Products – 0.1%
Dabur India Ltd	1,067	4,558
Pharmaceuticals – 3.3%
China Medical System Holdings Ltd	11,000	19,505
Cipla Ltd/India	2,490	22,739
CSPC Pharmaceutical Group Ltd	28,000	36,679
Dr Reddy's Laboratories Ltd	364	14,757
Glenmark Pharmaceuticals Ltd	1,315	17,257
Richter Gedeon Nyrt*	1,390	31,587
Sino Biopharmaceutical Ltd	4,000	3,294
		145,818
Real Estate Management & Development – 3.6%
Aldar Properties PJSC	3,835	2,360
Central Pattana PCL	4,000	6,607
China Vanke Co Ltd*	8,700	23,510
Country Garden Holdings Co Ltd	79,000	71,058
Emaar Malls PJSC	4,092	2,942
Emaar Properties PJSC	544	1,081

Shares		Value
Common Stocks – (continued)
Real Estate Management & Development – (continued)
Fullshare Holdings Ltd*	.90,000	$39,839
Shanghai Lujiazui Finance & Trade Zone Development Co Ltd*	6,000	9,468
Sunac China Holdings Ltd	3,000	3,891
		160,756
Road & Rail – 0.1%
BTS Group Holdings PCL	11,500	2,828
Semiconductor & Semiconductor Equipment – 2.6%
GCL-Poly Energy Holdings Ltd*	9,000	1,193
Hanergy Thin Film Power Group Ltd*	52,000	1,359
Semiconductor Manufacturing International Corp*	30,700	38,003
Siliconware Precision Industries Co Ltd*	14,000	22,841
SK Hynix Inc	1,018	45,979
United Microelectronics Corp	9,000	3,619
		112,994
Software – 0.4%
Kingsoft Corp Ltd	7,000	19,276
Specialty Retail – 0.9%
Hotai Motor Co Ltd	1,000	11,717
JUMBO SA	1,643	25,903
		37,620
Technology Hardware, Storage & Peripherals – 1.0%
Compal Electronics Inc	3,000	1,958
Lite-On Technology Corp	15,074	25,984
Micro-Star International Co Ltd	6,000	13,962
		41,904
Textiles, Apparel & Luxury Goods – 1.1%
ANTA Sports Products Ltd	2,000	5,533
LPP SA	3	5,143
Shenzhou International Group Holdings Ltd	6,000	37,870
		48,546
Tobacco – 1.7%
ITC Ltd	2,705	11,677
KT&G Corp	727	63,395
		75,072
Transportation Infrastructure – 2.1%
Airports of Thailand PCL	33,000	37,701
Bangkok Expressway & Metro PCL	104,600	23,139
COSCO SHIPPING Ports Ltd	14,000	15,457
Jiangsu Expressway Co Ltd*	10,000	14,361
		90,658
Water Utilities – 1.0%
Aguas Andinas SA	5,010	2,922
Beijing Enterprises Water Group Ltd	4,000	2,965
Guangdong Investment Ltd	28,000	39,921
		45,808
Wireless Telecommunication Services – 3.7%
China Mobile Ltd	2,500	27,360
DiGi.Com Bhd	2,800	3,248
Empresa Nacional de Telecomunicaciones SA*	597	7,220
Far EasTone Telecommunications Co Ltd	18,000	44,199
Mobile TeleSystems PJSC (ADR)	100	1,103
Sistema PJSC FC (GDR)	296	2,649
Taiwan Mobile Co Ltd*	21,000	77,175
		162,954
Total Common Stocks (cost $3,885,492)		4,213,161
Preferred Stocks – 1.3%
Automobiles – 0%
Hyundai Motor Co	8	741
Chemicals – 0.7%
Braskem SA	1,500	15,215
Sociedad Quimica y Minera de Chile SA	454	15,585
		30,800
Metals & Mining – 0.3%
Gerdau SA	200	696
Vale SA	1,400	12,617
		13,313
Paper & Forest Products – 0.3%
Suzano Papel e Celulose SA	2,900	12,285
Personal Products – 0%
Amorepacific Corp	17	2,539
Total Preferred Stocks (cost $55,742)		59,678

Shares		Value
Investment Companies – 4.4%
Investments Purchased with Cash Collateral from Securities Lending – 0.2%
Janus Cash Collateral Fund LLC, 0.6842%ºº,£	.8,325	$8,325
Money Markets – 4.2%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£	187,105	187,105
Total Investment Companies (cost $195,430)		195,430
Total Investments (total cost $4,136,664) – 101.0%		4,468,269
Liabilities, net of Cash, Receivables and Other Assets – (1.0)%		(45,462)
Net Assets – 100%		$4,422,807

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$1,329,098	29.8%
Taiwan	616,974	13.8
India	436,619	9.8
Russia	273,401	6.1
South Korea	261,543	5.9
Thailand	256,319	5.7
United States	195,430	4.4
Qatar	169,233	3.8
Brazil	152,201	3.4
Malaysia	139,643	3.1
United Arab Emirates	138,861	3.1
Chile	115,350	2.6
Hungary	87,031	2.0
Indonesia	83,605	1.9
Poland	50,724	1.1
Philippines	50,289	1.1
Greece	40,716	0.9
South Africa	37,449	0.8
Turkey	14,230	0.3
Peru	10,767	0.2
Colombia	4,496	0.1
Mexico	4,290	0.1

Total	$4,468,269	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
PCL	Public Company Limited
PJSC	Private Joint Stock Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2017 is $31,676, which represents 0.7% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

#	Loaned security; a portion of the security is on loan at March 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Janus Cash Collateral Fund LLC	—	17,400	(9,075)	8,325	$—	$— (1)	$8,325
Janus Cash Liquidity Fund LLC	27,081	2,996,247	(2,836,223)	187,105	—	300	187,105

Total					$—	$300	$195,430
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties. Income less than $1.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Capital Markets	$23,159	$30,349	$-
Food Products	71,322	2,972	-
Semiconductor & Semiconductor Equipment	111,635	-	1,359
All Other	3,972,365	-	-
Preferred Stocks	-	59,678	-
Investment Companies	-	195,430	-
Total Assets	$4,178,481	$288,429	$1,359

Organization and Significant Accounting Policies

INTECH Emerging Markets Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2017.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $17,724 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Financial assets of $1,142,931 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

To the extent that emerging markets may be included in its benchmark index, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 4,140,405	$ 425,411	$ (97,547)	$ 327,864

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. In addition, the consummation of the Merger may be deemed to cause an assignment of the investment sub-advisory agreement between Janus Capital and INTECH Investment Management LLC (“INTECH”) on behalf of the Fund in effect as of the date of this Report. As a result, the consummation of the Merger may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and INTECH on behalf of the Fund (the “Post-Merger Sub-Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreements and Post-Merger Sub-Advisory Agreements, among other proposals, to Fund shareholders for approval.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreements and Post-Merger Sub-Advisory Agreements, each of which will take effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

INTECH Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – 98.5%
Aerospace & Defense – 2.8%
Lockheed Martin Corp	.21,100	$5,646,360
Airlines – 0.7%
Japan Airlines Co Ltd	32,800	1,039,015
Singapore Airlines Ltd	54,900	395,311
		1,434,326
Auto Components – 1.3%
Bridgestone Corp	29,900	1,209,592
Sumitomo Rubber Industries Ltd	86,400	1,472,472
		2,682,064
Automobiles – 0.4%
Fuji Heavy Industries Ltd	6,400	234,761
Nissan Motor Co Ltd	64,700	623,982
		858,743
Banks – 3.0%
Bank of Montreal	700	52,291
Bendigo & Adelaide Bank Ltd	5,951	55,181
BOC Hong Kong Holdings Ltd	56,500	230,833
Canadian Imperial Bank of Commerce#	2,100	181,099
DBS Group Holdings Ltd	62,700	869,775
Hang Seng Bank Ltd	153,300	3,108,885
United Overseas Bank Ltd#	89,600	1,416,558
		5,914,622
Beverages – 0.2%
Coca-Cola Co	9,200	390,448
Chemicals – 0.3%
Agrium Inc	3,700	353,165
Incitec Pivot Ltd	25,260	72,544
Syngenta AG*	107	47,239
Yara International ASA	2,784	107,242
		580,190
Construction & Engineering – 0.3%
Bouygues SA	13,773	560,561
Construction Materials – 0.8%
Fletcher Building Ltd	279,199	1,627,914
Containers & Packaging – 0.1%
Amcor Ltd/Australia	12,130	139,530
International Paper Co	1,100	55,858
		195,388
Diversified Consumer Services – 1.2%
H&R Block Inc	103,700	2,411,025
Diversified Telecommunication Services – 3.3%
AT&T Inc	58,600	2,434,830
BCE Inc	15,677	694,188
HKT Trust & HKT Ltd	2,019,000	2,603,217
Singapore Telecommunications Ltd	70,300	197,051
Spark New Zealand Ltd	139,630	342,485
Telstra Corp Ltd	87,774	312,415
		6,584,186
Electric Utilities – 23.8%
Alliant Energy Corp	9,600	380,256
American Electric Power Co Inc	4,800	322,224
Cheung Kong Infrastructure Holdings Ltd	481,000	3,775,559
CLP Holdings Ltd	858,500	8,975,734
Contact Energy Ltd	449,123	1,592,612
Duke Energy Corp	17,966	1,473,392
Endesa SA	16,425	385,978
Entergy Corp	7,100	539,316
Eversource Energy	12,300	722,994
NextEra Energy Inc	4,900	629,013
OGE Energy Corp	6,400	223,872
PG&E Corp	125,500	8,328,180
Pinnacle West Capital Corp	13,100	1,092,278
Power Assets Holdings Ltd	852,000	7,345,489
PPL Corp	38,200	1,428,298
Southern Co	169,100	8,417,798
Xcel Energy Inc	38,200	1,697,990
		47,330,983

Shares		Value
Common Stocks – (continued)
Food & Staples Retailing – 2.6%
Lawson Inc	.64,400	$4,368,161
Wesfarmers Ltd	23,001	791,799
		5,159,960
Food Products – 1.2%
General Mills Inc	40,700	2,401,707
Tate & Lyle PLC	4,876	46,697
		2,448,404
Health Care Providers & Services – 2.9%
Sonic Healthcare Ltd	338,916	5,726,087
Hotels, Restaurants & Leisure – 5.7%
Darden Restaurants Inc	37,900	3,171,093
McDonald's Corp	63,700	8,256,157
		11,427,250
Household Durables – 0.3%
Garmin Ltd	5,600	286,216
Sekisui House Ltd	13,700	225,359
		511,575
Household Products – 5.2%
Kimberly-Clark Corp	68,400	9,003,492
Procter & Gamble Co	14,700	1,320,795
		10,324,287
Industrial Conglomerates – 1.2%
NWS Holdings Ltd	1,318,000	2,404,905
Information Technology Services – 0.2%
Paychex Inc	6,600	388,740
Western Union Co	4,300	87,505
		476,245
Insurance – 2.9%
Arthur J Gallagher & Co	18,300	1,034,682
AXA SA	2,904	75,135
Cincinnati Financial Corp	20,400	1,474,308
Great-West Lifeco Inc	5,700	157,964
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,046	400,265
Principal Financial Group Inc	8,500	536,435
SCOR SE#	5,594	211,415
Sony Financial Holdings Inc	5,400	86,790
Swiss Life Holding AG*	410	132,327
Swiss Re AG	8,382	752,907
Tryg A/S	13,039	236,556
UnipolSai Assicurazioni SpA	249,928	551,326
Zurich Insurance Group AG	161	42,991
		5,693,101
Leisure Products – 0.2%
Mattel Inc	14,100	361,101
Machinery – 0.1%
Cummins Inc	500	75,600
SKF AB	6,281	124,317
		199,917
Marine – 0.9%
Kuehne + Nagel International AG	12,414	1,754,125
Media – 4.7%
Eutelsat Communications SA	22,569	503,877
SES SA	147,893	3,439,904
Shaw Communications Inc	202,700	4,202,782
Singapore Press Holdings Ltd	501,900	1,274,040
		9,420,603
Multiline Retail – 0.9%
Harvey Norman Holdings Ltd#	90,007	311,426
Kohl's Corp	31,000	1,234,110
Macy's Inc	5,600	165,984
		1,711,520
Multi-Utilities – 10.5%
Ameren Corp	24,200	1,321,078
CMS Energy Corp	22,200	993,228
Consolidated Edison Inc	106,700	8,286,322
DTE Energy Co	21,640	2,209,660
Public Service Enterprise Group Inc	23,900	1,059,965
SCANA Corp	33,600	2,195,760
Sempra Energy	17,500	1,933,750
WEC Energy Group Inc	45,851	2,779,946
		20,779,709
Oil, Gas & Consumable Fuels – 1.3%
Enbridge Inc	7,576	317,409

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Exxon Mobil Corp	.10,000	$820,100
Valero Energy Corp	20,800	1,378,832
		2,516,341
Pharmaceuticals – 2.1%
Merck & Co Inc	36,100	2,293,794
Novartis AG	7,535	559,444
Orion Oyj	5,194	270,762
Pfizer Inc	14,200	485,782
Takeda Pharmaceutical Co Ltd	9,900	465,071
		4,074,853
Professional Services – 0%
Adecco Group AG	559	39,717
Randstad Holding NV	971	56,035
		95,752
Real Estate Management & Development – 5.5%
Daito Trust Construction Co Ltd	46,700	6,417,002
Hang Lung Properties Ltd	4,000	10,397
Hysan Development Co Ltd	82,000	371,946
New World Development Co Ltd	506,000	622,465
Sun Hung Kai Properties Ltd	24,000	352,682
Swire Pacific Ltd	28,000	279,593
Swire Properties Ltd	553,400	1,773,147
Swiss Prime Site AG*	8,852	779,213
Wharf Holdings Ltd	30,000	257,486
		10,863,931
Road & Rail – 0.9%
Aurizon Holdings Ltd	121,305	486,428
ComfortDelGro Corp Ltd	753,400	1,379,123
		1,865,551
Semiconductor & Semiconductor Equipment – 0.4%
KLA-Tencor Corp	6,500	617,955
Maxim Integrated Products Inc	2,000	89,920
QUALCOMM Inc	1,200	68,808
		776,683
Specialty Retail – 0.2%
Gap Inc	16,700	405,643
L Brands Inc	400	18,840
		424,483
Technology Hardware, Storage & Peripherals – 0.8%
Canon Inc	48,900	1,524,858
Textiles, Apparel & Luxury Goods – 1.5%
Yue Yuen Industrial Holdings Ltd	752,500	2,958,176
Tobacco – 4.9%
Altria Group Inc	9,400	671,348
Reynolds American Inc	143,162	9,022,069
		9,693,417
Trading Companies & Distributors – 0.4%
ITOCHU Corp	61,500	872,967
Wireless Telecommunication Services – 2.8%
NTT DOCOMO Inc	145,800	3,395,800
Rogers Communications Inc	42,300	1,870,527
StarHub Ltd	132,700	273,276
		5,539,603
Total Common Stocks (cost $186,863,127)		195,822,214
Investment Companies – 2.2%
Investments Purchased with Cash Collateral from Securities Lending – 0.1%
Janus Cash Collateral Fund LLC, 0.6842%ºº,£	264,285	264,285
Money Markets – 2.1%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£	4,252,234	4,252,234
Total Investment Companies (cost $4,516,519)		4,516,519
Total Investments (total cost $191,379,646) – 100.7%		200,338,733
Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(1,484,840)
Net Assets – 100%		$198,853,893

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$107,161,376	53.5%
Hong Kong	35,070,514	17.5
Japan	21,935,830	10.9
Australia	7,895,410	3.9
Canada	7,829,425	3.9
Singapore	5,805,134	2.9
France	4,790,892	2.4
Switzerland	4,107,963	2.1
New Zealand	3,563,011	1.8
Italy	551,326	0.3
Germany	400,265	0.2
Spain	385,978	0.2
Finland	270,762	0.1
Denmark	236,556	0.1
Sweden	124,317	0.1
Norway	107,242	0.1
Netherlands	56,035	0.0
United Kingdom	46,697	0.0

Total	$200,338,733	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

#	Loaned security; a portion of the security is on loan at March 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Janus Cash Collateral Fund LLC	865,710	42,574,991	(43,176,416)	264,285	$—	$30,977(1)	$264,285
Janus Cash Liquidity Fund LLC	4,326,909	112,177,401	(112,252,076)	4,252,234	—	11,351	4,252,234

Total					$—	$42,328	$4,516,519
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$195,822,214	$-	$-
Investment Companies	-	4,516,519	-
Total Assets	$195,822,214	$4,516,519	$-

Organization and Significant Accounting Policies

INTECH Global Income Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $63,085,541 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 191,918,494	$12,334,878	$ (3,914,639)	$ 8,420,239

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. In addition, the consummation of the Merger may be deemed to cause an assignment of the investment sub-advisory agreement between Janus Capital and INTECH Investment Management LLC (“INTECH”) on behalf of the Fund in effect as of the date of this Report. As a result, the consummation of the Merger may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and INTECH on behalf of the Fund (the “Post-Merger Sub-Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreements and Post-Merger Sub-Advisory Agreements, among other proposals, to Fund shareholders for approval.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreements and Post-Merger Sub-Advisory Agreements, each of which will take effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

INTECH International Managed Volatility Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – 98.8%
Aerospace & Defense – 2.3%
Airbus SE	.2,301	$175,078
Dassault Aviation SA*	171	217,410
Elbit Systems Ltd	2,443	279,891
Leonardo SpA	18,542	262,860
Thales SA	12,739	1,231,952
		2,167,191
Air Freight & Logistics – 0.1%
Bollore SA	11,654	45,175
Deutsche Post AG	2,353	80,582
		125,757
Airlines – 0.1%
ANA Holdings Inc	14,000	42,738
Japan Airlines Co Ltd	900	28,510
Singapore Airlines Ltd	1,500	10,801
		82,049
Auto Components – 2.0%
Bridgestone Corp	9,000	364,091
Denso Corp	1,700	74,790
Koito Manufacturing Co Ltd	6,600	343,311
NGK Spark Plug Co Ltd	5,000	114,275
Stanley Electric Co Ltd	18,900	539,103
Sumitomo Rubber Industries Ltd	11,100	189,172
Yokohama Rubber Co Ltd	14,300	279,936
		1,904,678
Automobiles – 3.3%
Ferrari NV	11,820	879,436
Fiat Chrysler Automobiles NV*	55,256	604,152
Fuji Heavy Industries Ltd	2,700	99,040
Mitsubishi Motors Corp	28,500	171,292
Peugeot SA	2,428	48,885
Suzuki Motor Corp	17,000	705,902
Toyota Motor Corp	4,300	233,408
Yamaha Motor Co Ltd	17,800	428,729
		3,170,844
Banks – 12.3%
ABN AMRO Group NV	2,276	55,233
Australia & New Zealand Banking Group Ltd	9,409	228,678
Bank Hapoalim BM	137,871	841,216
Bank Leumi Le-Israel BM*	209,298	925,381
Bank of Queensland Ltd	6,121	56,851
Bankinter SA	11,659	97,889
Barclays PLC	99,485	280,529
Bendigo & Adelaide Bank Ltd	80,563	747,025
BNP Paribas SA	4,444	295,944
BOC Hong Kong Holdings Ltd	252,000	1,029,557
CaixaBank SA	167,612	720,352
Chugoku Bank Ltd	10,000	145,539
Commonwealth Bank of Australia	1,824	119,688
Credit Agricole SA	34,207	463,406
Danske Bank A/S	6,318	215,200
DBS Group Holdings Ltd	31,600	438,355
DNB ASA	19,647	311,563
Hang Seng Bank Ltd	50,400	1,022,099
HSBC Holdings PLC	70,458	574,499
Mizrahi Tefahot Bank Ltd	19,999	339,543
National Australia Bank Ltd	6,618	168,528
Natixis SA	66,224	408,024
Nordea Bank AB	40,140	458,402
Raiffeisen Bank International AG*	16,319	368,255
Resona Holdings Inc	81,000	435,090
Skandinaviska Enskilda Banken AB	12,855	143,074
Societe Generale SA	6,403	324,771
Svenska Handelsbanken AB	4,518	61,986
Swedbank AB	1,225	28,389
United Overseas Bank Ltd	16,400	259,281
Yamaguchi Financial Group Inc	12,000	130,123
		11,694,470

Shares		Value
Common Stocks – (continued)
Beverages – 0.3%
Coca-Cola Amatil Ltd	.4,706	$38,892
Kirin Holdings Co Ltd	10,100	190,594
Suntory Beverage & Food Ltd	600	25,281
		254,767
Building Products – 0.6%
Asahi Glass Co Ltd	13,000	105,345
Daikin Industries Ltd	600	60,291
Geberit AG	323	139,276
LIXIL Group Corp	12,100	307,093
		612,005
Capital Markets – 1.7%
Deutsche Bank AG#	5,842	100,641
Nomura Holdings Inc	38,800	241,180
Partners Group Holding AG	2,062	1,108,835
SBI Holdings Inc/Japan	8,700	121,304
		1,571,960
Chemicals – 7.8%
Air Water Inc	2,500	46,087
Arkema SA	1,437	141,758
Asahi Kasei Corp	86,000	834,426
BASF SE	1,894	187,729
Covestro AG	10,937	841,855
EMS-Chemie Holding AG	737	429,438
Frutarom Industries Ltd	2,392	133,851
Hitachi Chemical Co Ltd	16,000	442,728
Incitec Pivot Ltd	83,267	239,134
Israel Chemicals Ltd	40,982	174,401
JSR Corp	14,700	247,883
K+S AG	4,020	93,439
Kaneka Corp	14,000	104,142
Kuraray Co Ltd	17,300	262,352
LANXESS AG	4,035	270,687
Mitsubishi Gas Chemical Co Inc	28,600	594,045
Nissan Chemical Industries Ltd	16,600	483,191
Orica Ltd	15,871	213,352
Shin-Etsu Chemical Co Ltd	5,200	450,533
Sika AG	115	690,184
Solvay SA	283	34,580
Sumitomo Chemical Co Ltd	6,000	33,528
Syngenta AG*	406	179,242
Umicore SA	4,146	236,164
Yara International ASA	2,251	86,710
		7,451,439
Commercial Services & Supplies – 0.4%
Toppan Printing Co Ltd	40,000	407,870
Construction & Engineering – 1.3%
Bouygues SA	3,707	150,875
CIMIC Group Ltd	11,137	305,637
HOCHTIEF AG	235	38,842
JGC Corp	11,900	206,868
Kajima Corp	36,000	234,804
Obayashi Corp	2,300	21,510
Skanska AB	12,917	304,255
		1,262,791
Construction Materials – 0.6%
Fletcher Building Ltd	94,824	552,886
Diversified Financial Services – 0.2%
Challenger Ltd/Australia	4,956	47,507
L E Lundbergforetagen AB	615	41,708
Wendel SA*	1,019	129,132
		218,347
Diversified Telecommunication Services – 0.9%
Bezeq The Israeli Telecommunication Corp Ltd	161,847	291,153
HKT Trust & HKT Ltd	43,000	55,442
Spark New Zealand Ltd	138,242	339,080
Telefonica Deutschland Holding AG	32,345	160,436
		846,111
Electric Utilities – 5.0%
Chubu Electric Power Co Inc	1,400	18,753
CLP Holdings Ltd	216,500	2,263,537
Endesa SA	3,104	72,942
HK Electric Investments & HK Electric Investments Ltd	34,000	31,326
Kansai Electric Power Co Inc	81,400	999,675

Shares		Value
Common Stocks – (continued)
Electric Utilities – (continued)
Kyushu Electric Power Co Inc	.55,800	$594,545
Power Assets Holdings Ltd	80,000	689,717
Tohoku Electric Power Co Inc	4,600	62,320
		4,732,815
Electrical Equipment – 0.6%
Mabuchi Motor Co Ltd	300	16,899
Mitsubishi Electric Corp	12,100	173,603
Nidec Corp	4,200	399,775
		590,277
Electronic Equipment, Instruments & Components – 2.5%
Hitachi High-Technologies Corp	9,200	374,827
Keyence Corp	900	360,453
Kyocera Corp	1,100	61,290
Nippon Electric Glass Co Ltd	39,000	235,801
Omron Corp	9,200	403,755
Yaskawa Electric Corp	27,200	545,906
Yokogawa Electric Corp	27,300	429,697
		2,411,729
Energy Equipment & Services – 0.3%
Tenaris SA	18,536	317,742
Equity Real Estate Investment Trusts (REITs) – 4.9%
Dexus Property Group	40,394	301,434
Japan Prime Realty Investment Corp	35	135,522
Japan Real Estate Investment Corp	178	943,491
Japan Retail Fund Investment Corp	119	233,488
Link REIT	167,000	1,170,094
Nippon Building Fund Inc	175	957,461
Nippon Prologis REIT Inc	66	143,076
Nomura Real Estate Master Fund Inc	346	537,138
United Urban Investment Corp	129	198,176
		4,619,880
Food & Staples Retailing – 0.3%
FamilyMart UNY Holdings Co Ltd	1,700	101,410
Wesfarmers Ltd	3,026	104,169
Woolworths Ltd	2,004	40,562
		246,141
Food Products – 3.0%
Aryzta AG*	2,824	90,665
Marine Harvest ASA*	58,370	890,268
Nestle SA	7,064	542,109
NH Foods Ltd	22,000	590,765
Wilmar International Ltd	187,000	472,013
Yakult Honsha Co Ltd	4,000	222,082
		2,807,902
Gas Utilities – 1.6%
Hong Kong & China Gas Co Ltd	582,020	1,163,845
Toho Gas Co Ltd	19,000	134,337
Tokyo Gas Co Ltd	47,000	213,909
		1,512,091
Health Care Equipment & Supplies – 0.5%
Cochlear Ltd	1,683	173,835
Hoya Corp	1,800	86,612
Sonova Holding AG*	1,820	252,445
		512,892
Health Care Providers & Services – 0.1%
Suzuken Co Ltd/Aichi Japan	3,500	114,770
Hotels, Restaurants & Leisure – 3.8%
Aristocrat Leisure Ltd	46,605	639,678
Carnival PLC	8,506	487,805
Galaxy Entertainment Group Ltd	187,000	1,023,876
InterContinental Hotels Group PLC	4,779	233,957
McDonald's Holdings Co Japan Ltd	5,500	160,588
Melco Crown Entertainment Ltd (ADR)	25,000	463,500
Sands China Ltd	117,600	544,774
Tabcorp Holdings Ltd	18,727	67,943
		3,622,121
Household Durables – 1.5%
Nikon Corp	8,000	116,000
SEB SA	98	13,684
Sekisui Chemical Co Ltd	34,400	578,227
Sharp Corp/Japan*,#	105,000	443,356
Techtronic Industries Co Ltd	57,000	230,676
		1,381,943

Shares		Value
Common Stocks – (continued)
Household Products – 0.2%
Lion Corp	.13,000	$233,815
Independent Power and Renewable Electricity Producers – 0.1%
Meridian Energy Ltd	50,003	98,118
Industrial Conglomerates – 0.8%
CK Hutchison Holdings Ltd	4,000	49,207
Jardine Matheson Holdings Ltd	2,000	128,500
Jardine Strategic Holdings Ltd	4,500	189,000
Sembcorp Industries Ltd	17,200	39,110
Toshiba Corp*	165,000	357,838
		763,655
Information Technology Services – 1.2%
Atos SE*	1,947	240,813
Computershare Ltd	16,101	172,910
Fujitsu Ltd	87,000	532,192
Otsuka Corp	2,900	157,362
		1,103,277
Insurance – 2.6%
Ageas	1,078	42,132
Baloise Holding AG	210	28,877
Dai-ichi Life Holdings Inc	4,200	75,333
Mapfre SA	32,448	111,279
MS&AD Insurance Group Holdings Inc	1,900	60,426
NN Group NV	2,903	94,401
SCOR SE#	1,449	54,762
Sompo Holdings Inc	4,300	157,575
Sony Financial Holdings Inc	8,700	139,828
Swiss Life Holding AG*	2,042	659,052
Swiss Re AG	3,507	315,014
T&D Holdings Inc	15,700	227,933
Tokio Marine Holdings Inc	3,900	164,535
UnipolSai Assicurazioni SpA	79,702	175,818
Zurich Insurance Group AG	668	178,373
		2,485,338
Internet & Direct Marketing Retail – 0.3%
Start Today Co Ltd	12,500	276,592
Leisure Products – 0.1%
Sega Sammy Holdings Inc	2,900	38,872
Shimano Inc	100	14,599
		53,471
Life Sciences Tools & Services – 0%
Eurofins Scientific SE*	42	18,272
Machinery – 4.4%
Alfa Laval AB	8,542	161,249
Amada Holdings Co Ltd	4,100	46,816
Atlas Copco AB	3,639	128,492
CNH Industrial NV	16,002	154,307
FANUC Corp	3,100	635,540
Hitachi Construction Machinery Co Ltd	14,600	363,983
JTEKT Corp	4,000	62,133
Makita Corp	4,200	147,157
MAN SE	5,860	604,021
NSK Ltd	31,900	456,247
Sandvik AB	19,967	298,461
SKF AB	10,408	206,001
Sumitomo Heavy Industries Ltd	74,000	515,893
THK Co Ltd	7,800	196,419
Volvo AB	11,861	175,176
		4,151,895
Marine – 0.6%
AP Moller - Maersk A/S	31	50,016
AP Moller - Maersk A/S - B Shares	31	51,439
Mitsui OSK Lines Ltd	150,000	471,656
		573,111
Media – 1.2%
Altice NV*	10,180	230,265
Altice NV - Class B*	7,213	163,115
Hakuhodo DY Holdings Inc	10,400	123,331
Lagardere SCA	6,806	200,448
Telenet Group Holding NV*	6,941	412,771
		1,129,930
Metals & Mining – 4.2%
Alumina Ltd	153,043	209,241
Boliden AB	23,580	702,828

Shares		Value
Common Stocks – (continued)
Metals & Mining – (continued)
Fortescue Metals Group Ltd	.116,296	$553,393
Glencore PLC*	46,795	183,568
Hitachi Metals Ltd	32,400	454,665
Norsk Hydro ASA	15,196	88,282
Rio Tinto Ltd	6,609	305,200
Rio Tinto PLC	3,620	145,543
South32 Ltd	583,207	1,229,455
voestalpine AG	2,905	114,344
		3,986,519
Multiline Retail – 0.6%
Isetan Mitsukoshi Holdings Ltd	3,000	32,935
J Front Retailing Co Ltd	19,600	290,540
Takashimaya Co Ltd	31,000	271,260
		594,735
Multi-Utilities – 1.2%
AGL Energy Ltd	53,038	1,068,263
DUET Group	21,302	45,395
		1,113,658
Oil, Gas & Consumable Fuels – 2.7%
BP PLC	4,780	27,398
Idemitsu Kosan Co Ltd	11,900	413,736
Inpex Corp	33,400	328,419
JX Holdings Inc	18,600	91,354
Lundin Petroleum AB*	9,111	184,907
OMV AG	19,748	776,990
Origin Energy Ltd*	35,033	188,646
TonenGeneral Sekiyu KK	47,000	588,644
		2,600,094
Paper & Forest Products – 0.2%
Stora Enso OYJ	15,299	180,820
UPM-Kymmene OYJ	1,337	31,404
		212,224
Personal Products – 0.1%
Pola Orbis Holdings Inc	5,600	135,183
Pharmaceuticals – 1.7%
Hisamitsu Pharmaceutical Co Inc	2,300	131,417
Merck KGaA	1,828	208,252
Mitsubishi Tanabe Pharma Corp	32,300	672,639
Orion Oyj#	9,482	494,294
Otsuka Holdings Co Ltd	3,100	139,863
		1,646,465
Professional Services – 0.8%
Adecco Group AG	2,670	189,705
Randstad Holding NV	3,530	203,711
Recruit Holdings Co Ltd	6,600	336,789
		730,205
Real Estate Management & Development – 1.4%
Azrieli Group Ltd	661	35,107
Hang Lung Group Ltd	57,000	243,145
Mitsubishi Estate Co Ltd	3,000	54,712
New World Development Co Ltd	185,000	227,581
Swire Properties Ltd	102,200	327,459
Swiss Prime Site AG*	1,541	135,649
Tokyo Tatemono Co Ltd	4,300	56,710
Wharf Holdings Ltd	4,000	34,331
Wheelock & Co Ltd	24,000	189,775
		1,304,469
Road & Rail – 2.1%
East Japan Railway Co	200	17,418
Keikyu Corp	71,000	779,463
MTR Corp Ltd	105,000	589,766
Nippon Express Co Ltd	101,000	519,019
Tobu Railway Co Ltd	12,000	60,803
West Japan Railway Co	900	58,547
		2,025,016
Semiconductor & Semiconductor Equipment – 3.0%
ASM Pacific Technology Ltd	32,800	446,124
ASML Holding NV	1,443	191,483
Rohm Co Ltd	8,400	558,440
STMicroelectronics NV	87,684	1,340,322
Tokyo Electron Ltd	3,100	338,519
		2,874,888

Shares		Value
Common Stocks – (continued)
Software – 1.8%
Check Point Software Technologies Ltd*	.13,400	$1,375,644
Konami Holdings Corp	7,700	326,857
Nexon Co Ltd	600	9,536
		1,712,037
Specialty Retail – 0.8%
Fast Retailing Co Ltd	300	94,116
Hikari Tsushin Inc	1,700	166,167
Shimamura Co Ltd	600	79,292
Yamada Denki Co Ltd#	83,800	417,833
		757,408
Technology Hardware, Storage & Peripherals – 0.6%
Brother Industries Ltd	21,000	438,640
FUJIFILM Holdings Corp	1,300	50,781
Konica Minolta Inc	9,900	88,585
		578,006
Textiles, Apparel & Luxury Goods – 4.1%
adidas AG	8,758	1,665,708
Burberry Group PLC	1,474	31,833
Christian Dior SE	2,758	640,759
Hermes International	693	328,289
Kering	1,854	479,484
Luxottica Group SpA	7,241	399,716
LVMH Moet Hennessy Louis Vuitton SE	569	124,941
Swatch Group AG	189	67,700
Swatch Group AG (REG)	1,564	109,015
		3,847,445
Trading Companies & Distributors – 3.1%
Ashtead Group PLC	18,200	376,868
ITOCHU Corp	46,700	662,887
Marubeni Corp	84,400	519,775
Mitsubishi Corp	4,600	99,410
Mitsui & Co Ltd	15,500	224,542
Sumitomo Corp	64,700	870,436
Toyota Tsusho Corp	3,000	90,827
Wolseley PLC	1,027	64,583
		2,909,328
Transportation Infrastructure – 0.8%
Aeroports de Paris	616	76,124
Kamigumi Co Ltd	23,000	198,778
SATS Ltd	133,700	466,540
		741,442
Wireless Telecommunication Services – 0.1%
SoftBank Group Corp	1,700	120,074
Total Common Stocks (cost $86,086,052)		93,970,138
Rights – 0%
Capital Markets – 0%
Deutsche Bank AG*	5,842	13,959
Real Estate Management & Development – 0%
IMMOEAST Litigation Rights*	2,185	0
Total Rights (cost $0)		13,959
Investment Companies – 1.9%
Investments Purchased with Cash Collateral from Securities Lending – 1.2%
Janus Cash Collateral Fund LLC, 0.6842%ºº,£	1,129,847	1,129,847
Money Markets – 0.7%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£	666,000	666,000
Total Investment Companies (cost $1,795,847)		1,795,847
Total Investments (total cost $87,881,899) – 100.7%		95,779,944
Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(688,666)
Net Assets – 100%		$95,091,278

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment Securities

Country	Value
Japan	$36,579,497	38.2%
Hong Kong	12,113,331	12.7
Australia	7,265,416	7.6
France	7,150,308	7.5
Switzerland	5,115,579	5.3
Israel	4,396,187	4.6
Germany	4,266,151	4.5
Sweden	2,894,928	3.0
Italy	2,794,031	2.9
United Kingdom	2,406,583	2.5
United States	1,795,847	1.9
Singapore	1,686,100	1.8
Norway	1,376,823	1.4
Austria	1,259,589	1.3
Spain	1,002,462	1.0
New Zealand	990,084	1.0
Netherlands	938,208	1.0
Belgium	725,647	0.8
Finland	706,518	0.7
Denmark	316,655	0.3

Total	$95,779,944	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

#	Loaned security; a portion of the security is on loan at March 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Janus Cash Collateral Fund LLC	427,250	5,825,419	(5,122,822)	1,129,847	$—	$5,975(1)	$1,129,847
Janus Cash Liquidity Fund LLC	1,396,712	44,637,536	(45,368,248)	666,000	—	5,973	666,000

Total					$—	$11,948	$1,795,847
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Oil, Gas & Consumable Fuels	$2,011,450	$588,644	$-
All Other	91,370,044	-	-
Rights	13,959	-	-
Investment Companies	-	1,795,847	-
Total Assets	$93,395,453	$2,384,491	$-

Organization and Significant Accounting Policies

INTECH International Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $41,391,373 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 88,533,677	$ 8,289,853	$ (1,043,586)	$ 7,246,267

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. In addition, the consummation of the Merger may be deemed to cause an assignment of the investment sub-advisory agreement between Janus Capital and INTECH Investment Management LLC (“INTECH”) on behalf of the Fund in effect as of the date of this Report. As a result, the consummation of the Merger may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and INTECH on behalf of the Fund (the “Post-Merger Sub-Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreements and Post-Merger Sub-Advisory Agreements, among other proposals, to Fund shareholders for approval.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than and following:

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreements and Post-Merger Sub-Advisory Agreements, each of which will take effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – 99.6%
Aerospace & Defense – 5.3%
General Dynamics Corp	.24,100	$4,511,520
Lockheed Martin Corp	21,300	5,699,880
Northrop Grumman Corp	38,900	9,251,976
Raytheon Co	49,100	7,487,750
Rockwell Collins Inc	17,700	1,719,732
TransDigm Group Inc	17,000	3,742,720
		32,413,578
Air Freight & Logistics – 0.5%
Expeditors International of Washington Inc	52,500	2,965,725
Airlines – 2.6%
Alaska Air Group Inc	34,400	3,172,368
American Airlines Group Inc	62,100	2,626,830
Delta Air Lines Inc	14,200	652,632
Southwest Airlines Co	29,700	1,596,672
United Continental Holdings Inc*	112,800	7,968,192
		16,016,694
Banks – 7.5%
Bank of America Corp	35,500	837,445
BB&T Corp	52,300	2,337,810
Citizens Financial Group Inc	214,800	7,421,340
Comerica Inc	48,900	3,353,562
Fifth Third Bancorp	312,200	7,929,880
Huntington Bancshares Inc/OH	234,800	3,143,972
KeyCorp	380,300	6,761,734
M&T Bank Corp	11,000	1,702,030
People's United Financial Inc	93,700	1,705,340
PNC Financial Services Group Inc	27,800	3,342,672
Regions Financial Corp	300,000	4,359,000
SunTrust Banks Inc	15,600	862,680
US Bancorp	2,400	123,600
Zions Bancorporation	57,400	2,410,800
		46,291,865
Beverages – 2.0%
Constellation Brands Inc	72,500	11,750,075
Dr Pepper Snapple Group Inc	1,600	156,672
Molson Coors Brewing Co	3,600	344,556
PepsiCo Inc	1,400	156,604
		12,407,907
Biotechnology – 0.3%
Alexion Pharmaceuticals Inc*	16,300	1,976,212
Capital Markets – 5.5%
Bank of New York Mellon Corp	24,600	1,161,858
CBOE Holdings Inc	4,800	389,136
Charles Schwab Corp	77,600	3,166,856
CME Group Inc	46,600	5,536,080
E*TRADE Financial Corp*	79,500	2,773,755
Goldman Sachs Group Inc	16,400	3,767,408
Morgan Stanley	225,100	9,643,284
Northern Trust Corp	31,100	2,692,638
State Street Corp	56,400	4,490,004
		33,621,019
Chemicals – 0.8%
Albemarle Corp	6,800	718,352
CF Industries Holdings Inc	23,000	675,050
Dow Chemical Co	29,700	1,887,138
EI du Pont de Nemours & Co	11,600	931,828
FMC Corp	13,200	918,588
		5,130,956
Commercial Services & Supplies – 1.4%
Republic Services Inc	83,300	5,232,073
Waste Management Inc	49,900	3,638,708
		8,870,781
Communications Equipment – 0.8%
Harris Corp	43,800	4,873,626
Motorola Solutions Inc	2,900	250,038
		5,123,664
Construction & Engineering – 0.3%
Quanta Services Inc*	55,700	2,067,027

Shares		Value
Common Stocks – (continued)
Construction Materials – 0.1%
Martin Marietta Materials Inc	.3,000	$654,750
Consumer Finance – 0.6%
Capital One Financial Corp	25,700	2,227,162
Discover Financial Services	3,200	218,848
Synchrony Financial	33,200	1,138,760
		3,584,770
Containers & Packaging – 0.2%
International Paper Co	12,600	639,828
WestRock Co	16,000	832,480
		1,472,308
Diversified Consumer Services – 0.3%
H&R Block Inc	69,000	1,604,250
Electric Utilities – 4.0%
Alliant Energy Corp	61,000	2,416,210
Edison International	19,300	1,536,473
Entergy Corp	27,500	2,088,900
Exelon Corp	62,500	2,248,750
FirstEnergy Corp	39,500	1,256,890
NextEra Energy Inc	11,900	1,527,603
PG&E Corp	17,000	1,128,120
Pinnacle West Capital Corp	47,300	3,943,874
PPL Corp	20,500	766,495
Southern Co	108,400	5,396,152
Xcel Energy Inc	43,700	1,942,465
		24,251,932
Electronic Equipment, Instruments & Components – 1.5%
Amphenol Corp	119,400	8,497,698
Corning Inc	17,200	464,400
TE Connectivity Ltd	3,900	290,745
		9,252,843
Energy Equipment & Services – 3.5%
Baker Hughes Inc	161,900	9,684,858
Halliburton Co	100,500	4,945,605
Schlumberger Ltd	7,300	570,130
TechnipFMC PLC*	198,700	6,457,750
		21,658,343
Equity Real Estate Investment Trusts (REITs) – 4.2%
Apartment Investment & Management Co	39,300	1,742,955
AvalonBay Communities Inc	10,300	1,891,080
Equinix Inc	22,403	8,969,489
Equity Residential	14,100	877,302
Essex Property Trust Inc	11,700	2,708,901
Mid-America Apartment Communities Inc	3,400	345,916
Prologis Inc	153,300	7,953,204
UDR Inc	41,900	1,519,294
		26,008,141
Food & Staples Retailing – 0.1%
Sysco Corp	12,000	623,040
Food Products – 3.1%
Archer-Daniels-Midland Co	139,800	6,436,392
Campbell Soup Co	7,900	452,196
Conagra Brands Inc	68,500	2,763,290
Kraft Heinz Co	36,500	3,314,565
Tyson Foods Inc	99,400	6,133,974
		19,100,417
Health Care Equipment & Supplies – 2.1%
Baxter International Inc	18,900	980,154
Cooper Cos Inc	6,100	1,219,329
CR Bard Inc	8,000	1,988,320
Hologic Inc*	48,600	2,067,930
Intuitive Surgical Inc*	4,500	3,449,115
Stryker Corp	18,800	2,475,020
Varian Medical Systems Inc*	6,200	565,006
		12,744,874
Health Care Providers & Services – 2.2%
Quest Diagnostics Inc	61,700	6,058,323
UnitedHealth Group Inc	46,300	7,593,663
		13,651,986
Hotels, Restaurants & Leisure – 0.8%
Carnival Corp	4,500	265,095
Darden Restaurants Inc	3,300	276,111
Marriott International Inc/MD	6,800	640,424
Wynn Resorts Ltd	28,600	3,277,846

Shares		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
Yum! Brands Inc	.7,100	$453,690
		4,913,166
Household Products – 0.1%
Procter & Gamble Co	8,000	718,800
Information Technology Services – 2.4%
Automatic Data Processing Inc	25,800	2,641,662
CSRA Inc	42,500	1,244,825
Fiserv Inc*	15,300	1,764,243
Mastercard Inc	38,700	4,352,589
Paychex Inc	77,200	4,547,080
		14,550,399
Insurance – 8.3%
Aflac Inc	46,000	3,331,320
Allstate Corp	12,100	986,029
American International Group Inc	7,900	493,197
Aon PLC	400	47,476
Arthur J Gallagher & Co	68,900	3,895,606
Assurant Inc	1,600	153,072
Chubb Ltd	11,500	1,566,875
Cincinnati Financial Corp	30,200	2,182,554
Hartford Financial Services Group Inc	80,100	3,850,407
Lincoln National Corp	91,600	5,995,220
Loews Corp	31,000	1,449,870
MetLife Inc	118,800	6,275,016
Principal Financial Group Inc	102,700	6,481,397
Prudential Financial Inc	54,500	5,814,060
Torchmark Corp	41,400	3,189,456
Travelers Cos Inc	14,600	1,759,884
Unum Group	67,300	3,155,697
XL Group Ltd	6,900	275,034
		50,902,170
Internet & Direct Marketing Retail – 1.6%
Amazon.com Inc*	900	797,886
Expedia Inc	11,200	1,413,104
Netflix Inc*	50,200	7,420,062
		9,631,052
Internet Software & Services – 0.9%
Akamai Technologies Inc*	64,900	3,874,530
eBay Inc*	41,300	1,386,441
		5,260,971
Life Sciences Tools & Services – 0.9%
Illumina Inc*	29,300	4,999,752
Mettler-Toledo International Inc*	600	287,346
		5,287,098
Machinery – 0.4%
Cummins Inc	8,300	1,254,960
Deere & Co	12,700	1,382,522
		2,637,482
Media – 1.8%
CBS Corp	96,200	6,672,432
Interpublic Group of Cos Inc	46,900	1,152,333
Scripps Networks Interactive Inc	8,900	697,493
Time Warner Inc	19,500	1,905,345
Twenty-First Century Fox Inc - Class A	5,800	187,862
Twenty-First Century Fox Inc - Class B	19,300	613,354
		11,228,819
Metals & Mining – 1.4%
Freeport-McMoRan Inc*	17,700	236,472
Newmont Mining Corp	259,100	8,539,936
		8,776,408
Multi-Utilities – 4.1%
Ameren Corp	35,400	1,932,486
CenterPoint Energy Inc	143,900	3,967,323
Consolidated Edison Inc	43,600	3,385,976
Dominion Resources Inc/VA	57,000	4,421,490
DTE Energy Co	41,200	4,206,932
SCANA Corp	63,800	4,169,330
Sempra Energy	7,100	784,550
WEC Energy Group Inc	37,700	2,285,751
		25,153,838
Oil, Gas & Consumable Fuels – 7.0%
Anadarko Petroleum Corp	63,100	3,912,200
Apache Corp	98,500	5,061,915

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Chesapeake Energy Corp*,#	.254,400	$1,511,136
Chevron Corp	15,800	1,696,446
EOG Resources Inc	13,100	1,277,905
Marathon Petroleum Corp	43,300	2,188,382
Noble Energy Inc	67,900	2,331,686
ONEOK Inc	71,200	3,947,328
Phillips 66	34,000	2,693,480
Pioneer Natural Resources Co	18,400	3,426,632
Tesoro Corp	32,200	2,610,132
Valero Energy Corp	41,700	2,764,293
Williams Cos Inc	331,700	9,815,003
		43,236,538
Pharmaceuticals – 0.1%
Zoetis Inc	7,500	400,275
Professional Services – 0.7%
Equifax Inc	20,000	2,734,800
Robert Half International Inc	17,700	864,291
Verisk Analytics Inc*	7,500	608,550
		4,207,641
Road & Rail – 1.7%
CSX Corp	161,400	7,513,170
JB Hunt Transport Services Inc	29,600	2,715,504
		10,228,674
Semiconductor & Semiconductor Equipment – 11.4%
Analog Devices Inc	16,024	1,313,167
Applied Materials Inc	293,000	11,397,700
Broadcom Ltd	449	98,313
Intel Corp	108,600	3,917,202
KLA-Tencor Corp	17,200	1,635,204
Lam Research Corp	60,700	7,791,452
Microchip Technology Inc	3,400	250,852
Micron Technology Inc*	413,600	11,953,040
NVIDIA Corp	191,700	20,881,881
QUALCOMM Inc	82,700	4,742,018
Skyworks Solutions Inc	18,600	1,822,428
Xilinx Inc	73,500	4,254,915
		70,058,172
Software – 3.4%
Activision Blizzard Inc	97,000	4,836,420
Adobe Systems Inc*	36,500	4,749,745
Autodesk Inc*	5,900	510,173
Electronic Arts Inc*	41,400	3,706,128
Symantec Corp	234,100	7,182,188
		20,984,654
Specialty Retail – 1.0%
Best Buy Co Inc	3,400	167,110
Ross Stores Inc	44,400	2,924,628
Tiffany & Co	31,100	2,963,830
		6,055,568
Technology Hardware, Storage & Peripherals – 2.0%
Apple Inc	7,600	1,091,816
Hewlett Packard Enterprise Co	271,300	6,429,810
HP Inc	45,100	806,388
Seagate Technology PLC	44,900	2,062,257
Western Digital Corp	21,000	1,733,130
		12,123,401
Tobacco – 0.4%
Altria Group Inc	23,800	1,699,796
Reynolds American Inc	8,700	548,274
		2,248,070
Trading Companies & Distributors – 0.1%
United Rentals Inc*	3,200	400,160
Water Utilities – 0.2%
American Water Works Co Inc	18,900	1,469,853
Total Common Stocks (cost $540,298,698)		611,966,291
Investment Companies – 0.3%
Investments Purchased with Cash Collateral from Securities Lending – 0.2%
Janus Cash Collateral Fund LLC, 0.6842%ºº,£	1,144,416	1,144,416

Shares		Value
Investment Companies – (continued)
Money Markets – 0.1%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£	.315,000	$315,000
Total Investment Companies (cost $1,459,416)		1,459,416
Total Investments (total cost $541,758,114) – 99.9%		613,425,707
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		906,582
Net Assets – 100%		$614,332,289

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$606,967,957	98.9%
United Kingdom	6,457,750	1.1

Total	$613,425,707	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

#	Loaned security; a portion of the security is on loan at March 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Janus Cash Collateral Fund LLC	13,993,920	106,523,578	(119,373,082)	1,144,416	$—	$58,745(1)	$1,144,416
Janus Cash Liquidity Fund LLC	1,493,883	42,475,301	(43,654,184)	315,000	—	5,672	315,000

Total					$—	$64,417	$1,459,416
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$611,966,291	$-	$-
Investment Companies	-	1,459,416	-
Total Assets	$611,966,291	$1,459,416	$-

Organization and Significant Accounting Policies

INTECH U.S. Core Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus

Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 541,711,571	$77,256,297	$ (5,542,161)	$ 71,714,136

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. In addition, the consummation of the Merger may be deemed to cause an assignment of the investment sub-advisory agreement between Janus Capital and INTECH Investment Management LLC (“INTECH”) on behalf of the Fund in effect as of the date of this Report. As a result, the consummation of the Merger may cause such investment advisory agreement and investment sub-advisory agreement to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”) and a new investment sub-advisory agreement between Janus Capital and INTECH on behalf of the Fund (the “Post-Merger Sub-Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, an Agreement and Plan of Reorganization that provides for the merger (the “Fund Merger”) of the Fund into INTECH U.S. Managed Volatility Fund. At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, Post-Merger Sub-Advisory Agreement, and Fund Merger, among other proposals, to Fund shareholders for approval.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, each of which will take effect upon the consummation of the Merger.

Approval of Fund Merger

At the Meeting, shareholders of the Fund approved the Fund Merger. The Fund Merger is anticipated to be effective on or about June 26, 2017.

Election of Trustee

At the Meeting, shareholders of each series the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

INTECH U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – 99.7%
Aerospace & Defense – 5.3%
Boeing Co	.7,400	$1,308,764
BWX Technologies Inc	6,100	290,360
General Dynamics Corp	12,200	2,283,840
HEICO Corp	26,900	2,017,500
Hexcel Corp	5,600	305,480
Huntington Ingalls Industries Inc	6,300	1,261,512
L3 Technologies Inc	10,300	1,702,487
Lockheed Martin Corp	10,200	2,729,520
Northrop Grumman Corp	7,300	1,736,232
Orbital ATK Inc	12,400	1,215,200
Raytheon Co	31,000	4,727,500
Rockwell Collins Inc	3,000	291,480
Spirit AeroSystems Holdings Inc	65,965	3,820,693
TransDigm Group Inc	3,600	792,576
		24,483,144
Air Freight & Logistics – 0.4%
CH Robinson Worldwide Inc	11,700	904,293
Expeditors International of Washington Inc	11,500	649,635
United Parcel Service Inc	3,200	343,360
		1,897,288
Airlines – 2.5%
Alaska Air Group Inc	28,100	2,591,382
American Airlines Group Inc	23,600	998,280
Copa Holdings SA	27,400	3,075,650
Delta Air Lines Inc	13,300	611,268
JetBlue Airways Corp*	50,800	1,046,988
Southwest Airlines Co	9,400	505,344
Spirit Airlines Inc*	24,300	1,289,601
United Continental Holdings Inc*	21,300	1,504,632
		11,623,145
Automobiles – 0.1%
Tesla Inc*	1,000	278,300
Banks – 11.1%
Associated Banc-Corp	26,700	651,480
Bank of America Corp	135,700	3,201,163
Bank of Hawaii Corp	19,200	1,581,312
BB&T Corp	26,900	1,202,430
Citizens Financial Group Inc	175,400	6,060,070
Comerica Inc	46,500	3,188,970
Commerce Bancshares Inc/MO	24,066	1,351,546
Cullen/Frost Bankers Inc	2,200	195,734
East West Bancorp Inc	42,600	2,198,586
Fifth Third Bancorp	142,700	3,624,580
First Horizon National Corp	28,300	523,550
Huntington Bancshares Inc/OH	81,300	1,088,607
JPMorgan Chase & Co	27,700	2,433,168
KeyCorp	218,400	3,883,152
M&T Bank Corp	24,300	3,759,939
People's United Financial Inc	70,000	1,274,000
PNC Financial Services Group Inc	35,100	4,220,424
Popular Inc	29,300	1,193,389
Regions Financial Corp	271,900	3,950,707
SunTrust Banks Inc	11,100	613,830
Synovus Financial Corp	40,600	1,665,412
TCF Financial Corp	19,500	331,890
US Bancorp	28,300	1,457,450
Zions Bancorporation	40,000	1,680,000
		51,331,389
Beverages – 0.6%
Constellation Brands Inc	14,200	2,301,394
Dr Pepper Snapple Group Inc	3,200	313,344
PepsiCo Inc	800	89,488
		2,704,226
Biotechnology – 0.5%
Incyte Corp*	6,400	855,488
Seattle Genetics Inc*	10,800	678,888
United Therapeutics Corp*	5,700	771,666
		2,306,042

Shares		Value
Common Stocks – (continued)
Building Products – 0.2%
Lennox International Inc	.5,200	$869,960
Capital Markets – 4.2%
CBOE Holdings Inc	13,800	1,118,766
Charles Schwab Corp	26,500	1,081,465
CME Group Inc	31,500	3,742,200
E*TRADE Financial Corp*	20,200	704,778
Goldman Sachs Group Inc	15,400	3,537,688
LPL Financial Holdings Inc	39,900	1,589,217
Morgan Stanley	91,800	3,932,712
Raymond James Financial Inc	3,500	266,910
TD Ameritrade Holding Corp	86,800	3,373,048
		19,346,784
Chemicals – 1.0%
CF Industries Holdings Inc	35,400	1,038,990
Dow Chemical Co	3,500	222,390
Scotts Miracle-Gro Co	33,400	3,119,226
Valspar Corp	2,600	288,444
		4,669,050
Commercial Services & Supplies – 2.7%
Copart Inc*	13,700	848,441
KAR Auction Services Inc	9,100	397,397
Republic Services Inc	130,000	8,165,300
Rollins Inc	24,900	924,537
Waste Management Inc	28,900	2,107,388
		12,443,063
Communications Equipment – 0.7%
Arista Networks Inc*	12,600	1,666,602
Harris Corp	11,100	1,235,097
Palo Alto Networks Inc*	2,800	315,504
		3,217,203
Construction & Engineering – 0.1%
Quanta Services Inc*	17,200	638,292
Consumer Finance – 0.1%
Discover Financial Services	1,900	129,941
SLM Corp*	31,100	376,310
		506,251
Containers & Packaging – 0.7%
Berry Plastics Group Inc*	5,900	286,563
Packaging Corp of America	33,400	3,060,108
		3,346,671
Diversified Consumer Services – 0.2%
H&R Block Inc	35,000	813,750
Diversified Financial Services – 0.4%
Berkshire Hathaway Inc*	5,100	850,068
Leucadia National Corp	29,800	774,800
Voya Financial Inc	5,100	193,596
		1,818,464
Diversified Telecommunication Services – 1.7%
AT&T Inc	87,576	3,638,783
Zayo Group Holdings Inc*	129,300	4,253,970
		7,892,753
Electric Utilities – 5.2%
Alliant Energy Corp	17,100	677,331
Duke Energy Corp	2,200	180,422
Edison International	12,000	955,320
Entergy Corp	2,800	212,688
Hawaiian Electric Industries Inc	78,700	2,621,497
NextEra Energy Inc	15,500	1,989,735
OGE Energy Corp	14,200	496,716
PG&E Corp	35,100	2,329,236
Pinnacle West Capital Corp	14,300	1,192,334
Southern Co	81,100	4,037,158
Westar Energy Inc	115,700	6,279,039
Xcel Energy Inc	67,000	2,978,150
		23,949,626
Electronic Equipment, Instruments & Components – 0.3%
Amphenol Corp	9,200	654,764
Cognex Corp	1,200	100,740
Corning Inc	15,200	410,400
		1,165,904
Energy Equipment & Services – 0.3%
Baker Hughes Inc	26,100	1,561,302

Shares		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – 2.5%
American Campus Communities Inc	.33,500	$1,594,265
Apple Hospitality REIT Inc	13,400	255,940
Colony NorthStar Inc	5,700	73,587
CoreCivic Inc	42,700	1,341,634
Digital Realty Trust Inc	35,900	3,819,401
Equity LifeStyle Properties Inc	22,700	1,749,262
Essex Property Trust Inc	900	208,377
Lamar Advertising Co	9,300	695,082
Outfront Media Inc	28,800	764,640
Sun Communities Inc	12,700	1,020,191
		11,522,379
Food & Staples Retailing – 0.4%
Sysco Corp	33,500	1,739,320
Food Products – 4.0%
Campbell Soup Co	5,300	303,372
Conagra Brands Inc	20,100	810,834
Flowers Foods Inc	63,400	1,230,594
General Mills Inc	154,100	9,093,441
Hershey Co	2,300	251,275
Ingredion Inc	800	96,344
Lamb Weston Holdings Inc	24,000	1,009,440
Pinnacle Foods Inc	43,600	2,523,132
Tyson Foods Inc	55,300	3,412,563
		18,730,995
Gas Utilities – 0.8%
Atmos Energy Corp	19,500	1,540,305
UGI Corp	40,650	2,008,110
		3,548,415
Health Care Equipment & Supplies – 1.7%
Alere Inc*	72,900	2,896,317
Align Technology Inc*	3,600	412,956
Cooper Cos Inc	4,600	919,494
IDEXX Laboratories Inc*	3,300	510,213
Intuitive Surgical Inc*	1,200	919,764
Stryker Corp	6,100	803,065
West Pharmaceutical Services Inc	16,600	1,354,726
		7,816,535
Health Care Providers & Services – 1.5%
Centene Corp*	6,000	427,560
Humana Inc	2,300	474,122
Quest Diagnostics Inc	12,400	1,217,556
UnitedHealth Group Inc	2,100	344,421
WellCare Health Plans Inc*	31,400	4,402,594
		6,866,253
Hotels, Restaurants & Leisure – 3.6%
Carnival Corp	10,900	642,119
Darden Restaurants Inc	10,600	886,902
Domino's Pizza Inc	30,800	5,676,440
Dunkin' Brands Group Inc	39,900	2,181,732
Hilton Worldwide Holdings Inc	9,000	526,140
International Game Technology PLC	33,300	789,210
Las Vegas Sands Corp	3,900	222,573
Marriott International Inc/MD	16,600	1,563,388
McDonald's Corp	4,200	544,362
Norwegian Cruise Line Holdings Ltd*	3,800	192,774
Six Flags Entertainment Corp	9,500	565,155
Vail Resorts Inc	3,400	652,460
Wendy's Co	158,900	2,162,629
		16,605,884
Household Products – 0.5%
Kimberly-Clark Corp	5,400	710,802
Procter & Gamble Co	18,300	1,644,255
		2,355,057
Information Technology Services – 2.3%
Automatic Data Processing Inc	6,400	655,296
Booz Allen Hamilton Holding Corp	32,900	1,164,331
Computer Sciences Corp	20,900	1,442,309
CSRA Inc	23,700	694,173
Jack Henry & Associates Inc	8,900	828,590
Leidos Holdings Inc	86,200	4,408,268
Mastercard Inc	11,400	1,282,158
Vantiv Inc*	4,300	275,716
		10,750,841

Shares		Value
Common Stocks – (continued)
Insurance – 11.7%
Alleghany Corp*	.1,500	$921,990
Allied World Assurance Co Holdings AG	19,200	1,019,520
Allstate Corp	26,900	2,192,081
American Financial Group Inc/OH	37,800	3,606,876
American International Group Inc	3,700	230,991
Arch Capital Group Ltd*	33,200	3,146,364
Arthur J Gallagher & Co	1,300	73,502
Aspen Insurance Holdings Ltd	6,600	343,530
Assurant Inc	9,900	947,133
Assured Guaranty Ltd	114,500	4,249,095
Axis Capital Holdings Ltd	24,100	1,615,423
Brown & Brown Inc	23,300	972,076
Cincinnati Financial Corp	16,800	1,214,136
Erie Indemnity Co	9,000	1,104,300
Everest Re Group Ltd	23,800	5,564,678
Hanover Insurance Group Inc	8,600	774,516
Hartford Financial Services Group Inc	20,900	1,004,663
Lincoln National Corp	9,300	608,685
Loews Corp	6,700	313,359
MetLife Inc	9,400	496,508
Old Republic International Corp	61,000	1,249,280
Principal Financial Group Inc	28,900	1,823,879
ProAssurance Corp	34,500	2,078,625
Progressive Corp	4,300	168,474
Prudential Financial Inc	5,300	565,404
Reinsurance Group of America Inc	35,100	4,456,998
RenaissanceRe Holdings Ltd	30,891	4,468,383
Torchmark Corp	7,300	562,392
Unum Group	13,100	614,259
Validus Holdings Ltd	48,800	2,751,832
White Mountains Insurance Group Ltd	3,100	2,727,628
WR Berkley Corp	31,500	2,224,845
		54,091,425
Internet & Direct Marketing Retail – 0.2%
Netflix Inc*	5,400	798,174
Internet Software & Services – 0.5%
Akamai Technologies Inc*	19,100	1,140,270
Facebook Inc	9,000	1,278,450
		2,418,720
Life Sciences Tools & Services – 0.2%
Bio-Rad Laboratories Inc*	2,300	458,482
Quintiles IMS Holdings Inc*	6,520	525,056
		983,538
Machinery – 1.4%
AGCO Corp	3,600	216,648
Cummins Inc	2,800	423,360
Deere & Co	10,400	1,132,144
Graco Inc	2,800	263,592
Lincoln Electric Holdings Inc	6,000	521,160
Oshkosh Corp	24,200	1,659,878
Toro Co	33,600	2,098,656
Xylem Inc/NY	6,300	316,386
		6,631,824
Media – 0.9%
Cable One Inc	2,100	1,311,387
CBS Corp	6,400	443,904
Charter Communications Inc*	1,943	635,983
Cinemark Holdings Inc	20,200	895,668
Liberty Broadband Corp*	3,400	293,760
Time Warner Inc	3,300	322,443
Walt Disney Co	4,100	464,899
		4,368,044
Metals & Mining – 1.6%
Alcoa Corp	11,900	409,360
Compass Minerals International Inc	2,400	162,840
Newmont Mining Corp	145,800	4,805,568
Southern Copper Corp#	26,600	954,674
Steel Dynamics Inc	29,500	1,025,420
		7,357,862
Mortgage Real Estate Investment Trusts (REITs) – 1.4%
AGNC Investment Corp	114,800	2,283,372
Annaly Capital Management Inc	185,000	2,055,350
Chimera Investment Corp	26,600	536,788

Shares		Value
Common Stocks – (continued)
Mortgage Real Estate Investment Trusts (REITs) – (continued)
MFA Financial Inc	.103,600	$837,088
Starwood Property Trust Inc	36,000	812,880
		6,525,478
Multiline Retail – 0.2%
Kohl's Corp	10,700	425,967
Nordstrom Inc#	10,000	465,700
		891,667
Multi-Utilities – 4.5%
Ameren Corp	48,200	2,631,238
CenterPoint Energy Inc	35,300	973,221
Consolidated Edison Inc	45,100	3,502,466
Dominion Resources Inc/VA	13,100	1,016,167
DTE Energy Co	32,800	3,349,208
MDU Resources Group Inc	130,600	3,574,522
SCANA Corp	41,400	2,705,490
Vectren Corp	21,000	1,230,810
WEC Energy Group Inc	30,476	1,847,760
		20,830,882
Oil, Gas & Consumable Fuels – 0.7%
Chevron Corp	3,300	354,321
ONEOK Inc	8,200	454,608
Targa Resources Corp	6,800	407,320
Valero Energy Corp	34,200	2,267,118
		3,483,367
Professional Services – 0%
Robert Half International Inc	3,800	185,554
Road & Rail – 2.5%
CSX Corp	78,100	3,635,555
JB Hunt Transport Services Inc	9,000	825,660
Landstar System Inc	38,500	3,297,525
Norfolk Southern Corp	17,500	1,959,475
Old Dominion Freight Line Inc	10,600	907,042
Union Pacific Corp	10,500	1,112,160
		11,737,417
Semiconductor & Semiconductor Equipment – 4.0%
Analog Devices Inc	858	70,313
Intel Corp	4,500	162,315
KLA-Tencor Corp	8,800	836,616
Lam Research Corp	3,100	397,916
Marvell Technology Group Ltd	18,900	288,414
Microchip Technology Inc	2,800	206,584
Micron Technology Inc*	186,100	5,378,290
NVIDIA Corp	76,200	8,300,466
Teradyne Inc	42,000	1,306,200
Texas Instruments Inc	7,700	620,312
Xilinx Inc	14,000	810,460
		18,377,886
Software – 4.1%
Dell Technologies Inc Class V*	85,500	5,478,840
PTC Inc*	14,600	767,230
Symantec Corp	238,000	7,301,840
Synopsys Inc*	15,000	1,081,950
VMware Inc*,#	48,800	4,496,432
		19,126,292
Specialty Retail – 1.3%
Burlington Stores Inc*	2,700	262,683
Dick's Sporting Goods Inc	7,400	360,084
Foot Locker Inc	27,700	2,072,237
Ross Stores Inc	43,200	2,845,584
Tiffany & Co	2,400	228,720
Ulta Beauty Inc*	700	199,661
		5,968,969
Technology Hardware, Storage & Peripherals – 0.3%
Apple Inc	3,500	502,810
NetApp Inc	12,800	535,680
Western Digital Corp	6,800	561,204
		1,599,694
Tobacco – 5.0%
Altria Group Inc	167,800	11,980,288
Reynolds American Inc	181,112	11,413,678
		23,393,966
Trading Companies & Distributors – 0.7%
HD Supply Holdings Inc*	5,000	205,625

Shares		Value
Common Stocks – (continued)
Trading Companies & Distributors – (continued)
MSC Industrial Direct Co Inc	.29,600	$3,041,696
		3,247,321
Water Utilities – 1.4%
American Water Works Co Inc	84,300	6,556,011
Wireless Telecommunication Services – 1.5%
Sprint Corp*	562,400	4,881,632
T-Mobile US Inc*	30,100	1,944,159
		6,825,791
Total Common Stocks (cost $424,215,951)		462,198,168
Investment Companies – 1.2%
Investments Purchased with Cash Collateral from Securities Lending – 1.0%
Janus Cash Collateral Fund LLC, 0.6842%ºº,£	4,501,750	4,501,750
Money Markets – 0.2%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£	1,034,000	1,034,000
Total Investment Companies (cost $5,535,750)		5,535,750
Total Investments (total cost $429,751,701) – 100.9%		467,733,918
Liabilities, net of Cash, Receivables and Other Assets – (0.9)%		(4,058,066)
Net Assets – 100%		$463,675,852

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$465,990,034	99.6%
Peru	954,674	0.2
Italy	789,210	0.2

Total	$467,733,918	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

#	Loaned security; a portion of the security is on loan at March 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Janus Cash Collateral Fund LLC	17,472,940	122,672,206	(135,643,396)	4,501,750	$—	$62,638(1)	$4,501,750
Janus Cash Liquidity Fund LLC	12,141,471	158,259,658	(169,367,129)	1,034,000	—	19,634	1,034,000

Total					$—	$82,272	$5,535,750
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$462,198,168	$-	$-
Investment Companies	-	5,535,750	-
Total Assets	$462,198,168	$5,535,750	$-

Organization and Significant Accounting Policies

INTECH U.S. Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as

“Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 429,717,910	$44,649,220	$ (6,633,212)	$ 38,016,008

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. In addition, the consummation of the Merger may be deemed to cause an assignment of the investment sub-advisory agreement between Janus Capital and INTECH Investment Management LLC (“INTECH”) on behalf of the Fund in effect as of the date of this Report. As a result, the consummation of the Merger may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and INTECH on behalf of the Fund (the “Post-Merger Sub-Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreements and Post-Merger Sub-Advisory Agreements, among other proposals, to Fund shareholders for approval.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreements and Post-Merger Sub-Advisory Agreements, each of which will take effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Common Stocks – 29.9%
Aerospace & Defense – 0.4%
Arconic Inc	.584	$15,383
Boeing Co	51	9,020
General Dynamics Corp	12	2,246
L3 Technologies Inc	61	10,083
Leonardo SpA	271	3,842
Meggitt PLC	1,837	10,247
Raytheon Co	329	50,173
Rockwell Collins Inc	518	50,329
Singapore Technologies Engineering Ltd	1,500	4,001
Textron Inc	856	40,737
Thales SA	28	2,708
		198,769
Air Freight & Logistics – 0.1%
CH Robinson Worldwide Inc	24	1,855
FedEx Corp	131	25,565
Yamato Holdings Co Ltd	600	12,573
		39,993
Airlines – 0.3%
Alaska Air Group Inc	76	7,009
American Airlines Group Inc	161	6,810
Cathay Pacific Airways Ltd	13,000	18,869
Delta Air Lines Inc	427	19,625
Deutsche Lufthansa AG	59	957
easyJet PLC	606	7,789
Japan Airlines Co Ltd	1,900	60,187
Singapore Airlines Ltd	600	4,320
Southwest Airlines Co	304	16,343
United Continental Holdings Inc*	203	14,340
		156,249
Auto Components – 0.3%
Aisin Seiki Co Ltd	200	9,828
BorgWarner Inc	1,102	46,053
Cie Generale des Etablissements Michelin	38	4,615
Continental AG	69	15,125
GKN PLC	9,028	41,087
Linamar Corp	455	20,699
NOK Corp	100	2,321
Stanley Electric Co Ltd	100	2,852
Sumitomo Rubber Industries Ltd	100	1,704
Toyoda Gosei Co Ltd	100	2,543
Yokohama Rubber Co Ltd	100	1,958
		148,785
Automobiles – 0.1%
Daimler AG	224	16,535
Ferrari NV	176	13,095
General Motors Co	68	2,404
Isuzu Motors Ltd	500	6,614
Mazda Motor Corp	400	5,760
Mitsubishi Motors Corp	200	1,202
Nissan Motor Co Ltd	1,200	11,573
Peugeot SA	270	5,436
Renault SA*	226	19,631
		82,250
Banks – 0.6%
Aozora Bank Ltd	2,000	7,367
Banco de Sabadell SA	767	1,406
Bank of America Corp	899	21,207
Bankia SA	3,275	3,724
Bankinter SA	2,661	22,342
BOC Hong Kong Holdings Ltd	3,000	12,257
Chugoku Bank Ltd	100	1,455
Citigroup Inc	279	16,690
Comerica Inc	289	19,820
Commerzbank AG*	224	2,026
DBS Group Holdings Ltd	900	12,485
Erste Group Bank AG	456	14,848
Fifth Third Bancorp	135	3,429
Hachijuni Bank Ltd	300	1,695
Hang Seng Bank Ltd	600	12,168

Shares		Value
Common Stocks – (continued)
Banks – (continued)
HSBC Holdings PLC	.3,307	$26,965
Japan Post Bank Co Ltd	100	1,241
KeyCorp	225	4,001
Kyushu Financial Group Inc	100	612
Lloyds Banking Group PLC	36,835	30,602
Mebuki Financial Group Inc	600	2,399
Mitsubishi UFJ Financial Group Inc	2,600	16,344
Oversea-Chinese Banking Corp Ltd	1,000	6,950
Raiffeisen Bank International AG*	38	858
Regions Financial Corp	636	9,241
Resona Holdings Inc	3,000	16,114
Royal Bank of Scotland Group PLC*	2,455	7,445
Seven Bank Ltd	1,100	3,597
Sumitomo Mitsui Trust Holdings Inc	200	6,936
Swedbank AB	1,771	41,043
Zions Bancorporation	185	7,770
		335,037
Beverages – 0.8%
Anheuser-Busch InBev SA/NV	45	4,939
Asahi Group Holdings Ltd	200	7,561
Brown-Forman Corp	2,491	115,034
Coca-Cola Amatil Ltd	340	2,810
Coca-Cola Co	2,232	94,726
Constellation Brands Inc	359	58,183
Dr Pepper Snapple Group Inc	489	47,883
Heineken Holding NV	166	13,204
Heineken NV	129	10,981
Kirin Holdings Co Ltd	400	7,548
Molson Coors Brewing Co	374	35,796
PepsiCo Inc	447	50,001
Suntory Beverage & Food Ltd	100	4,213
Treasury Wine Estates Ltd	357	3,335
		456,214
Biotechnology – 0.4%
Alexion Pharmaceuticals Inc*	146	17,701
Amgen Inc	145	23,790
Biogen Inc*	86	23,514
Celgene Corp*	32	3,982
CSL Ltd	6	574
Gilead Sciences Inc	816	55,423
Grifols SA	3,230	79,211
Incyte Corp*	57	7,619
Regeneron Pharmaceuticals Inc*	4	1,550
Shire PLC	279	16,290
		229,654
Building Products – 0.2%
Allegion PLC	178	13,475
Cie de Saint-Gobain	22	1,130
Daikin Industries Ltd	700	70,340
Fortune Brands Home & Security Inc	185	11,257
LIXIL Group Corp	400	10,152
		106,354
Capital Markets – 0.8%
3i Group PLC	2,051	19,257
Affiliated Managers Group Inc	117	19,181
CBOE Holdings Inc	1,103	89,420
Charles Schwab Corp	31	1,265
CI Financial Corp	875	17,392
Daiwa Securities Group Inc	1,000	6,090
E*TRADE Financial Corp*	512	17,864
Franklin Resources Inc	369	15,550
Goldman Sachs Group Inc	76	17,459
Hong Kong Exchanges & Clearing Ltd	1,400	35,237
IGM Financial Inc	286	8,530
Invesco Ltd	664	20,338
Investec PLC	1,757	11,973
Morgan Stanley	133	5,698
Nasdaq Inc	749	52,018
Nomura Holdings Inc	1,700	10,567
Partners Group Holding AG	14	7,528
SBI Holdings Inc/Japan	1,000	13,943
Singapore Exchange Ltd	2,500	13,765
T Rowe Price Group Inc	709	48,318

Shares		Value
Common Stocks – (continued)
Capital Markets – (continued)
Thomson Reuters Corp	.339	$14,662
		446,055
Chemicals – 1.2%
Air Water Inc	100	1,844
Akzo Nobel NV	380	31,508
Albemarle Corp	128	13,522
Arkema SA	58	5,722
Asahi Kasei Corp	1,000	9,703
CF Industries Holdings Inc	390	11,447
Covestro AG	254	19,551
Dow Chemical Co	330	20,968
Eastman Chemical Co	139	11,231
Ecolab Inc	234	29,330
EMS-Chemie Holding AG	43	25,055
Evonik Industries AG	2,504	81,640
FMC Corp	238	16,562
Incitec Pivot Ltd	219	629
International Flavors & Fragrances Inc	234	31,012
Johnson Matthey PLC	462	17,825
JSR Corp	100	1,686
K+S AG	984	22,872
Kansai Paint Co Ltd	100	2,123
Koninklijke DSM NV	547	36,999
LANXESS AG	24	1,610
Linde AG	283	47,123
LyondellBasell Industries NV	97	8,845
Methanex Corp	91	4,264
Mitsubishi Chemical Holdings Corp	800	6,191
Mitsubishi Gas Chemical Co Inc	100	2,077
Mitsui Chemicals Inc	1,000	4,941
Mosaic Co	577	16,837
Nissan Chemical Industries Ltd	100	2,911
Orica Ltd	29	390
Potash Corp of Saskatchewan Inc	1,375	23,494
PPG Industries Inc	439	46,130
Praxair Inc	541	64,163
Sherwin-Williams Co	12	3,722
Sika AG	2	12,003
Sumitomo Chemical Co Ltd	1,000	5,588
Symrise AG	21	1,396
Taiyo Nippon Sanso Corp	100	1,170
Toray Industries Inc	1,000	8,867
		652,951
Commercial Services & Supplies – 0.1%
Babcock International Group PLC	800	8,839
Cintas Corp	108	13,666
G4S PLC	2,888	11,009
Park24 Co Ltd	300	7,854
Republic Services Inc	263	16,519
Stericycle Inc*	126	10,444
Toppan Printing Co Ltd	1,000	10,197
		78,528
Communications Equipment – 0.1%
Juniper Networks Inc	1,130	31,448
Nokia OYJ	3,592	19,273
Telefonaktiebolaget LM Ericsson	2,058	13,739
		64,460
Construction & Engineering – 0.1%
Bouygues SA	87	3,541
Fluor Corp	118	6,209
HOCHTIEF AG	31	5,124
JGC Corp	600	10,430
Kajima Corp	1,000	6,522
Obayashi Corp	1,300	12,158
SNC-Lavalin Group Inc	21	824
Taisei Corp	2,000	14,572
		59,380
Construction Materials – 0.2%
Boral Ltd	857	3,823
Fletcher Building Ltd	534	3,114
HeidelbergCement AG	26	2,434
Imerys SA	774	65,695
Martin Marietta Materials Inc	66	14,405

Shares		Value
Common Stocks – (continued)
Construction Materials – (continued)
Vulcan Materials Co	.41	$4,940
		94,411
Consumer Finance – 0.1%
Acom Co Ltd*	100	400
AEON Financial Service Co Ltd	100	1,884
American Express Co	184	14,556
Capital One Financial Corp	267	23,138
		39,978
Containers & Packaging – 0.2%
Avery Dennison Corp	443	35,706
Ball Corp	83	6,164
CCL Industries Inc	242	52,804
International Paper Co	285	14,472
Sealed Air Corp	489	21,311
Toyo Seikan Group Holdings Ltd	200	3,249
WestRock Co	71	3,694
		137,400
Distributors – 0.1%
LKQ Corp*	1,379	40,363
Diversified Consumer Services – 0%
H&R Block Inc	711	16,531
Diversified Financial Services – 0.2%
AMP Ltd	3,017	11,937
Berkshire Hathaway Inc*	160	26,669
Challenger Ltd/Australia	589	5,646
Element Fleet Management Corp	877	8,119
First Pacific Co Ltd/Hong Kong	8,000	5,806
Mitsubishi UFJ Lease & Finance Co Ltd	300	1,496
Onex Corp	210	15,074
ORIX Corp	600	8,881
Wendel SA*	103	13,053
		96,681
Diversified Telecommunication Services – 0.6%
AT&T Inc	976	40,553
BCE Inc	164	7,262
BT Group PLC	2,390	9,527
CenturyLink Inc	1,476	34,789
Deutsche Telekom AG	315	5,519
HKT Trust & HKT Ltd	9,000	11,604
Iliad SA*	30	6,709
Koninklijke KPN NV	3,740	11,262
Nippon Telegraph & Telephone Corp	300	12,807
Orange SA	549	8,530
PCCW Ltd	22,000	12,966
Singapore Telecommunications Ltd	8,800	24,666
Swisscom AG	67	30,917
Telecom Italia SpA/Milano	7,912	5,773
Telenor ASA	181	3,014
Telia Co AB	1,651	6,928
Telstra Corp Ltd	501	1,783
TELUS Corp	330	10,714
TPG Telecom Ltd	944	5,026
Verizon Communications Inc	2,023	98,621
Vocus Group Ltd	878	2,897
		351,867
Electric Utilities – 0.6%
Alliant Energy Corp	145	5,743
American Electric Power Co Inc	86	5,773
AusNet Services	3,524	4,535
Cheung Kong Infrastructure Holdings Ltd	1,000	7,849
Chubu Electric Power Co Inc	500	6,698
Chugoku Electric Power Co Inc	1,800	19,923
CLP Holdings Ltd	1,500	15,683
Duke Energy Corp	493	40,431
Edison International	175	13,932
EDP - Energias de Portugal SA*	2,506	8,487
Electricite de France SA	1,188	10,001
Endesa SA	440	10,340
Entergy Corp	109	8,280
Eversource Energy	262	15,400
Fortis Inc/Canada	61	2,022
HK Electric Investments & HK Electric Investments Ltd	7,000	6,449
Hydro One Ltd (144A)	2,399	43,751

Shares		Value
Common Stocks – (continued)
Electric Utilities – (continued)
Kyushu Electric Power Co Inc	.200	$2,131
Pinnacle West Capital Corp	175	14,592
Red Electrica Corp SA	741	14,228
SSE PLC	1,077	19,913
Terna Rete Elettrica Nazionale SpA	2,297	11,393
Tohoku Electric Power Co Inc	800	10,838
Xcel Energy Inc	329	14,624
		313,016
Electrical Equipment – 0.1%
Acuity Brands Inc	38	7,752
AMETEK Inc	242	13,087
Mitsubishi Electric Corp	300	4,304
Nidec Corp	100	9,518
OSRAM Licht AG	134	8,398
Prysmian SpA	152	4,018
Rockwell Automation Inc	44	6,851
		53,928
Electronic Equipment, Instruments & Components – 1.0%
Alps Electric Co Ltd	300	8,503
Amphenol Corp	3,031	215,716
Corning Inc	1,891	51,057
FLIR Systems Inc	1,420	51,518
Hamamatsu Photonics KK	100	2,879
Hexagon AB	705	28,333
Hirose Electric Co Ltd	100	13,835
Hitachi High-Technologies Corp	100	4,074
Ingenico Group SA	98	9,247
Keyence Corp	100	40,050
Murata Manufacturing Co Ltd	100	14,226
Nippon Electric Glass Co Ltd	1,000	6,046
Omron Corp	100	4,389
Shimadzu Corp	400	6,357
TE Connectivity Ltd	1,220	90,951
Yaskawa Electric Corp	100	2,007
Yokogawa Electric Corp	300	4,722
		553,910
Energy Equipment & Services – 0.2%
Halliburton Co	1,225	60,282
Helmerich & Payne Inc	344	22,900
Petrofac Ltd	737	8,485
Schlumberger Ltd	74	5,779
Tenaris SA	397	6,805
Transocean Ltd*	381	4,743
		108,994
Equity Real Estate Investment Trusts (REITs) – 0.5%
Alexandria Real Estate Equities Inc	48	5,305
American Tower Corp	25	3,039
Apartment Investment & Management Co	123	5,455
Ascendas Real Estate Investment Trust	3,500	6,307
Boston Properties Inc	48	6,356
British Land Co PLC	239	1,826
CapitaLand Commercial Trust	2,900	3,204
CapitaLand Mall Trust	6,200	8,734
Crown Castle International Corp	275	25,974
Daiwa House REIT Investment Corp	6	15,600
Dexus Property Group	2,319	17,305
Digital Realty Trust Inc	58	6,171
Equinix Inc	12	4,804
Equity Residential	26	1,618
Essex Property Trust Inc	32	7,409
Extra Space Storage Inc	97	7,216
Federal Realty Investment Trust	47	6,275
Gecina SA	34	4,613
GGP Inc	388	8,994
H&R Real Estate Investment Trust	41	711
Hammerson PLC	106	758
Iron Mountain Inc	422	15,053
Japan Prime Realty Investment Corp	2	7,744
Japan Real Estate Investment Corp	2	10,601
Japan Retail Fund Investment Corp	4	7,848
Land Securities Group PLC	212	2,812
Mid-America Apartment Communities Inc	60	6,104
Nippon Building Fund Inc	3	16,414

Shares		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Nippon Prologis REIT Inc	.2	$4,336
Nomura Real Estate Master Fund Inc	2	3,105
Prologis Inc	224	11,621
Realty Income Corp	258	15,359
Regency Centers Corp	98	6,506
Suntec Real Estate Investment Trust	4,600	5,888
UDR Inc	243	8,811
Unibail-Rodamco SE	2	467
Vicinity Centres	4,976	10,756
Welltower Inc	90	6,374
Weyerhaeuser Co	145	4,927
		292,400
Food & Staples Retailing – 0.6%
Aeon Co Ltd	200	2,920
Alimentation Couche-Tard Inc	202	9,127
Carrefour SA	462	10,891
Colruyt SA	594	29,159
Costco Wholesale Corp	239	40,078
CVS Health Corp	811	63,664
Distribuidora Internacional de Alimentacion SA	536	3,099
Empire Co Ltd	678	10,361
FamilyMart UNY Holdings Co Ltd	200	11,931
George Weston Ltd	42	3,665
J Sainsbury PLC	3,674	12,164
Jeronimo Martins SGPS SA*	112	2,004
Kroger Co	1,060	31,259
Lawson Inc	400	27,131
Loblaw Cos Ltd	533	28,925
Metro Inc	251	7,711
Sundrug Co Ltd	200	6,711
Tesco PLC*	2,239	5,206
Walgreens Boots Alliance Inc	36	2,990
Wm Morrison Supermarkets PLC	3,885	11,680
Woolworths Ltd	336	6,801
		327,477
Food Products – 1.4%
Ajinomoto Co Inc	900	17,760
Barry Callebaut AG*	11	14,379
Campbell Soup Co	1,768	101,200
General Mills Inc	1,067	62,964
Hershey Co	784	85,652
JM Smucker Co	638	83,629
Kellogg Co	2,913	211,513
McCormick & Co Inc/MD	847	82,625
MEIJI Holdings Co Ltd	100	8,328
Mondelez International Inc	385	16,586
Nestle SA	220	16,883
Nissin Foods Holdings Co Ltd	100	5,543
Saputo Inc	204	7,040
Tate & Lyle PLC	2,004	19,192
Toyo Suisan Kaisha Ltd	200	7,448
WH Group Ltd (144A)	8,000	6,897
Wilmar International Ltd	1,600	4,039
Yamazaki Baking Co Ltd	100	2,057
		753,735
Gas Utilities – 0.1%
APA Group	638	4,366
Gas Natural SDG SA	388	8,501
Hong Kong & China Gas Co Ltd	12,000	23,996
Osaka Gas Co Ltd	2,000	7,600
Tokyo Gas Co Ltd	1,000	4,551
		49,014
Health Care Equipment & Supplies – 0.9%
Becton Dickinson and Co	117	21,462
Boston Scientific Corp*	1,553	38,623
Cochlear Ltd	78	8,057
Cooper Cos Inc	58	11,594
CR Bard Inc	393	97,676
DENTSPLY SIRONA Inc	1,151	71,868
Essilor International SA	115	13,972
Hologic Inc*	294	12,510
Hoya Corp	200	9,624
IDEXX Laboratories Inc*	46	7,112

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Intuitive Surgical Inc*	.25	$19,162
Olympus Corp	100	3,845
Smith & Nephew PLC	5,881	89,584
Sonova Holding AG*	459	63,666
Varian Medical Systems Inc*	563	51,306
Zimmer Biomet Holdings Inc	30	3,663
		523,724
Health Care Providers & Services – 0.7%
Aetna Inc	91	11,607
Alfresa Holdings Corp	100	1,733
Anthem Inc	54	8,931
Centene Corp*	84	5,986
Cigna Corp	513	75,149
DaVita Inc*	626	42,549
Express Scripts Holding Co*	110	7,250
Fresenius Medical Care AG & Co KGaA	228	19,226
Fresenius SE & Co KGaA	363	29,169
Henry Schein Inc*	297	50,481
Humana Inc	29	5,978
Laboratory Corp of America Holdings*	85	12,195
Medipal Holdings Corp	100	1,569
Patterson Cos Inc	610	27,590
Quest Diagnostics Inc	726	71,286
Ramsay Health Care Ltd	135	7,207
Sonic Healthcare Ltd	71	1,200
		379,106
Health Care Technology – 0%
Cerner Corp*	79	4,649
M3 Inc	100	2,482
		7,131
Hotels, Restaurants & Leisure – 0.8%
Accor SA	590	24,576
Aristocrat Leisure Ltd	280	3,843
Carnival Corp	399	23,505
Chipotle Mexican Grill Inc*	201	89,550
Compass Group PLC	1,409	26,582
Domino's Pizza Enterprises Ltd	81	3,596
Galaxy Entertainment Group Ltd	1,000	5,475
McDonald's Holdings Co Japan Ltd	100	2,920
MGM China Holdings Ltd	1,600	3,335
Oriental Land Co Ltd/Japan	200	11,469
Royal Caribbean Cruises Ltd	49	4,807
Sands China Ltd	2,000	9,265
Shangri-La Asia Ltd	4,000	5,827
SJM Holdings Ltd	1,000	813
Whitbread PLC	297	14,726
William Hill PLC	6,102	22,229
Wynn Resorts Ltd	172	19,713
Yum! Brands Inc†	2,365	151,124
		423,355
Household Durables – 0.4%
Casio Computer Co Ltd	200	2,783
Electrolux AB	1,018	28,308
Garmin Ltd	484	24,737
Husqvarna AB	4,596	40,353
Iida Group Holdings Co Ltd	100	1,534
Leggett & Platt Inc	1,593	80,160
Newell Brands Inc	559	26,368
PulteGroup Inc	812	19,123
Sekisui House Ltd	600	9,870
Sharp Corp/Japan*	1,000	4,222
Sony Corp	200	6,767
		244,225
Household Products – 0.7%
Church & Dwight Co Inc	1,026	51,167
Clorox Co	746	100,583
Colgate-Palmolive Co	160	11,710
Kimberly-Clark Corp	1,321	173,883
Procter & Gamble Co	432	38,815
Reckitt Benckiser Group PLC	128	11,683
Unicharm Corp	600	14,379
		402,220

Shares		Value
Common Stocks – (continued)
Independent Power and Renewable Electricity Producers – 0%
Electric Power Development Co Ltd	.100	$2,340
NRG Energy Inc	234	4,376
		6,716
Industrial Conglomerates – 0.2%
CK Hutchison Holdings Ltd	1,000	12,302
General Electric Co	1,991	59,332
Jardine Matheson Holdings Ltd	200	12,850
Jardine Strategic Holdings Ltd	200	8,400
Keppel Corp Ltd	1,300	6,451
Roper Technologies Inc	37	7,640
		106,975
Information Technology Services – 0.6%
Accenture PLC	91	10,909
Alliance Data Systems Corp	27	6,723
Amadeus IT Group SA	474	24,047
Atos SE*	33	4,082
CGI Group Inc*	376	18,018
CSRA Inc	210	6,151
Fidelity National Information Services Inc	684	54,460
Fiserv Inc*	150	17,297
Fujitsu Ltd	3,000	18,351
Global Payments Inc	181	14,603
International Business Machines Corp	110	19,155
Nomura Research Institute Ltd	600	22,100
Otsuka Corp	100	5,426
PayPal Holdings Inc*	1,212	52,140
Total System Services Inc	452	24,164
Western Union Co	811	16,504
		314,130
Insurance – 1.3%
Ageas	992	38,771
AIA Group Ltd	1,600	10,088
Aon PLC	73	8,664
Arthur J Gallagher & Co	935	52,865
Assicurazioni Generali SpA	640	10,172
Assurant Inc	41	3,922
Cincinnati Financial Corp	531	38,375
Dai-ichi Life Holdings Inc	100	1,794
Direct Line Insurance Group PLC	5,426	23,613
Great-West Lifeco Inc	1,584	43,897
Hartford Financial Services Group Inc	1,236	59,415
Insurance Australia Group Ltd	1,270	5,869
Intact Financial Corp	91	6,473
Japan Post Holdings Co Ltd	100	1,255
Legal & General Group PLC	1,321	4,092
Lincoln National Corp	219	14,334
Loews Corp	1,193	55,797
Mapfre SA	1,916	6,571
MS&AD Insurance Group Holdings Inc	200	6,361
NN Group NV	373	12,129
Old Mutual PLC	15,365	38,611
Poste Italiane SpA (144A)	3,281	21,874
Progressive Corp	83	3,252
Prudential Financial Inc	105	11,201
QBE Insurance Group Ltd	1,533	15,093
RSA Insurance Group PLC	179	1,315
Sampo Oyj	280	13,279
SCOR SE	172	6,500
Sompo Holdings Inc	200	7,329
T&D Holdings Inc	200	2,904
Torchmark Corp	159	12,249
Travelers Cos Inc	547	65,935
UnipolSai Assicurazioni SpA	8,908	19,650
Willis Towers Watson PLC	40	5,236
XL Group Ltd	179	7,135
Zurich Insurance Group AG	212	56,610
		692,630
Internet & Direct Marketing Retail – 0.3%
Amazon.com Inc*	65	57,625
Expedia Inc	275	34,697
Netflix Inc*	135	19,954
Rakuten Inc	100	1,002

Shares		Value
Common Stocks – (continued)
Internet & Direct Marketing Retail – (continued)
TripAdvisor Inc*	.668	$28,831
		142,109
Internet Software & Services – 0.4%
Alphabet Inc*	41	34,760
DeNA Co Ltd	300	6,088
eBay Inc*	1,411	47,367
Facebook Inc	208	29,546
Kakaku.com Inc	100	1,361
United Internet AG	810	35,840
VeriSign Inc*	334	29,095
Yahoo Japan Corp	5,300	24,474
Yahoo! Inc*	136	6,312
		214,843
Leisure Products – 0.1%
Hasbro Inc	366	36,534
Sega Sammy Holdings Inc	100	1,340
		37,874
Life Sciences Tools & Services – 0.5%
Agilent Technologies Inc	575	30,400
Eurofins Scientific SE*	40	17,402
Illumina Inc*	35	5,972
Lonza Group AG*	437	82,652
Mettler-Toledo International Inc*	119	56,990
PerkinElmer Inc	640	37,158
Waters Corp*	167	26,104
		256,678
Machinery – 0.4%
Alstom SA*	16	478
Atlas Copco AB	107	3,778
Caterpillar Inc	48	4,452
CNH Industrial NV	427	4,118
Deere & Co	117	12,737
Dover Corp	68	5,464
GEA Group AG	98	4,165
Hino Motors Ltd	100	1,210
Hitachi Construction Machinery Co Ltd	100	2,493
IHI Corp*	2,000	6,307
IMI PLC	459	6,860
Kawasaki Heavy Industries Ltd	1,000	3,037
Kone OYJ	167	7,332
Kubota Corp	200	3,002
Kurita Water Industries Ltd	100	2,419
Makita Corp	200	7,007
MAN SE	967	99,674
Metso OYJ	76	2,301
MINEBEA MITSUMI Inc	200	2,668
Mitsubishi Heavy Industries Ltd	1,000	4,012
Nabtesco Corp	100	2,650
NSK Ltd	200	2,860
Schindler Holding AG	5	968
SKF AB	237	4,691
Stanley Black & Decker Inc	133	17,672
Wartsila OYJ Abp	174	9,308
Weir Group PLC	301	7,228
Xylem Inc/NY	252	12,655
		241,546
Media – 1.6%
Altice NV - Class B*	519	11,737
CBS Corp	395	27,397
Dentsu Inc	100	5,426
Discovery Communications Inc*	1,893	55,067
DISH Network Corp*	490	31,110
Eutelsat Communications SA	451	10,069
Hakuhodo DY Holdings Inc	100	1,186
Interpublic Group of Cos Inc	685	16,830
ITV PLC	10,438	28,623
News Corp	4,163	54,119
Omnicom Group Inc	2,148	185,179
REA Group Ltd	127	5,755
SES SA	8,906	207,148
Singapore Press Holdings Ltd	1,400	3,554
TEGNA Inc	830	21,265
Twenty-First Century Fox Inc - Class A	3,105	100,571

Shares		Value
Common Stocks – (continued)
Media – (continued)
Walt Disney Co	.1,105	$125,296
		890,332
Metals & Mining – 0.4%
Agnico Eagle Mines Ltd	272	11,541
Alumina Ltd	2,389	3,266
Anglo American PLC*	608	9,288
Antofagasta PLC	849	8,875
ArcelorMittal*	1,341	11,281
Barrick Gold Corp	580	11,018
BHP Billiton PLC	615	9,507
Boliden AB	641	19,106
Eldorado Gold Corp	3,970	13,585
Franco-Nevada Corp	208	13,628
Freeport-McMoRan Inc*	307	4,102
Glencore PLC*	991	3,888
Goldcorp Inc	1,289	18,806
JFE Holdings Inc	200	3,429
Kobe Steel Ltd*	400	3,651
Maruichi Steel Tube Ltd	100	2,843
Mitsubishi Materials Corp	200	6,055
Newcrest Mining Ltd	16	272
Newmont Mining Corp	728	23,995
Nucor Corp	86	5,136
Randgold Resources Ltd	13	1,134
Rio Tinto PLC	192	7,719
Silver Wheaton Corp	443	9,232
South32 Ltd	1,260	2,656
Teck Resources Ltd	376	8,223
thyssenkrupp AG	194	4,751
Yamana Gold Inc	4,230	11,675
		228,662
Multiline Retail – 0.6%
Dollar General Corp	294	20,501
Dollar Tree Inc*	577	45,271
Dollarama Inc	592	49,067
Kohl's Corp	269	10,709
Macy's Inc	1,506	44,638
Marks & Spencer Group PLC	3,903	16,477
Marui Group Co Ltd	200	2,719
Next PLC	535	28,952
Nordstrom Inc	488	22,726
Target Corp	1,942	107,179
		348,239
Multi-Utilities – 0.3%
AGL Energy Ltd	312	6,284
Ameren Corp	222	12,119
Atco Ltd/Canada	25	972
Canadian Utilities Ltd	1,161	34,017
CenterPoint Energy Inc	135	3,722
Dominion Resources Inc/VA	222	17,221
DTE Energy Co	95	9,700
E.ON SE	2,063	16,397
Engie SA	304	4,306
National Grid PLC	4,223	53,615
RWE AG*	536	8,882
Suez	188	2,969
Veolia Environnement SA	132	2,473
		172,677
Oil, Gas & Consumable Fuels – 2.5%
AltaGas Ltd	3,809	88,228
Anadarko Petroleum Corp	612	37,944
Apache Corp	1,150	59,099
ARC Resources Ltd	368	5,258
BP PLC	2,803	16,066
Cabot Oil & Gas Corp	939	22,451
Caltex Australia Ltd	480	10,812
Cameco Corp	652	7,218
Cenovus Energy Inc	624	7,063
Chesapeake Energy Corp*	8,817	52,373
Chevron Corp	164	17,609
Cimarex Energy Co	115	13,741
Concho Resources Inc*	165	21,176
ConocoPhillips	1,351	67,374

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Crescent Point Energy Corp	.731	$7,900
Devon Energy Corp	644	26,868
Enagas SA	66	1,714
Encana Corp	534	6,257
EOG Resources Inc	643	62,725
EQT Corp	556	33,972
Exxon Mobil Corp	1,251	102,595
Galp Energia SGPS SA	282	4,279
Hess Corp	934	45,028
Husky Energy Inc*	180	2,032
Idemitsu Kosan Co Ltd	100	3,477
Inpex Corp	1,000	9,833
JX Holdings Inc	2,900	14,243
Kinder Morgan Inc/DE	4,115	89,460
Koninklijke Vopak NV	137	5,973
Lundin Petroleum AB*	641	13,009
Murphy Oil Corp	244	6,976
Newfield Exploration Co*	440	16,240
Noble Energy Inc	791	27,163
Oil Search Ltd	761	4,197
OMV AG	272	10,702
Origin Energy Ltd*	719	3,872
Peyto Exploration & Development Corp	300	6,171
Phillips 66	1,389	110,037
Pioneer Natural Resources Co	83	15,457
PrairieSky Royalty Ltd	92	1,941
Range Resources Corp	717	20,865
Repsol SA	592	9,141
Santos Ltd*	1,976	5,735
Seven Generations Energy Ltd*	347	6,341
Snam SpA	3,829	16,558
Southwestern Energy Co*	4,933	40,303
Statoil ASA	57	974
Tesoro Corp	947	76,764
Tourmaline Oil Corp*	495	11,038
Valero Energy Corp	1,200	79,548
Veresen Inc	90	995
Williams Cos Inc	884	26,158
Woodside Petroleum Ltd	216	5,293
		1,358,246
Paper & Forest Products – 0%
Oji Holdings Corp	1,000	4,681
West Fraser Timber Co Ltd	131	5,480
		10,161
Personal Products – 0.1%
Beiersdorf AG	124	11,736
Kao Corp	400	21,935
Unilever NV	26	1,292
Unilever PLC	18	888
		35,851
Pharmaceuticals – 0.8%
Allergan PLC	27	6,451
AstraZeneca PLC	1,486	91,446
Bayer AG	256	29,506
Bristol-Myers Squibb Co	1,201	65,310
Chugai Pharmaceutical Co Ltd	200	6,873
Eisai Co Ltd	100	5,178
Eli Lilly & Co	57	4,794
Galenica AG	60	63,271
GlaxoSmithKline PLC	651	13,533
Hisamitsu Pharmaceutical Co Inc	100	5,714
Johnson & Johnson	57	7,099
Merck & Co Inc	40	2,542
Merck KGaA	113	12,873
Mitsubishi Tanabe Pharma Corp	200	4,165
Mylan NV*	163	6,355
Novartis AG	796	59,100
Perrigo Co PLC	77	5,112
Pfizer Inc	293	10,024
Roche Holding AG	136	34,740
Santen Pharmaceutical Co Ltd	100	1,448
Sumitomo Dainippon Pharma Co Ltd	100	1,651
Taisho Pharmaceutical Holdings Co Ltd	100	8,121
Takeda Pharmaceutical Co Ltd	100	4,698

Shares		Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
UCB SA*	.138	$10,703
Zoetis Inc	126	6,725
		467,432
Professional Services – 0.1%
Bureau Veritas SA	323	6,813
Capita PLC	668	4,724
Equifax Inc	163	22,289
Randstad Holding NV	69	3,982
Recruit Holdings Co Ltd	100	5,103
Verisk Analytics Inc*	93	7,546
		50,457
Real Estate Management & Development – 0.3%
Aeon Mall Co Ltd	300	4,722
CapitaLand Ltd	500	1,298
City Developments Ltd	200	1,459
Deutsche Wohnen AG	154	5,070
First Capital Realty Inc	417	6,282
Global Logistic Properties Ltd	900	1,789
Henderson Land Development Co Ltd	1,000	6,196
Hongkong Land Holdings Ltd	200	1,538
Hulic Co Ltd	200	1,881
Kerry Properties Ltd	500	1,734
New World Development Co Ltd	9,000	11,072
Nomura Real Estate Holdings Inc	200	3,187
Sun Hung Kai Properties Ltd	2,000	29,390
Swire Pacific Ltd	5,500	54,920
Swire Properties Ltd	600	1,922
Swiss Prime Site AG*	110	9,683
Tokyo Tatemono Co Ltd	100	1,319
Tokyu Fudosan Holdings Corp	900	4,884
UOL Group Ltd	2,900	14,453
Wharf Holdings Ltd	1,000	8,583
		171,382
Road & Rail – 0.2%
Aurizon Holdings Ltd	418	1,676
ComfortDelGro Corp Ltd	7,900	14,461
East Japan Railway Co	200	17,418
Hankyu Hanshin Holdings Inc	100	3,252
JB Hunt Transport Services Inc	45	4,128
Kansas City Southern	199	17,066
MTR Corp Ltd	500	2,808
Nagoya Railroad Co Ltd	2,000	9,002
Nippon Express Co Ltd	1,000	5,139
Norfolk Southern Corp	71	7,950
Odakyu Electric Railway Co Ltd	200	3,892
Tobu Railway Co Ltd	1,000	5,067
Union Pacific Corp	102	10,804
West Japan Railway Co	400	26,021
		128,684
Semiconductor & Semiconductor Equipment – 0.6%
ASM Pacific Technology Ltd	400	5,441
ASML Holding NV	21	2,787
Broadcom Ltd	13	2,846
Infineon Technologies AG	2,089	42,662
Intel Corp	1,747	63,014
KLA-Tencor Corp	583	55,426
Lam Research Corp	69	8,857
Micron Technology Inc*	167	4,826
NVIDIA Corp	515	56,099
QUALCOMM Inc	129	7,397
Rohm Co Ltd	100	6,648
Skyworks Solutions Inc	118	11,562
Texas Instruments Inc	225	18,126
Xilinx Inc	591	34,213
		319,904
Software – 0.9%
Adobe Systems Inc*	299	38,909
Autodesk Inc*	168	14,527
Citrix Systems Inc*	241	20,097
Dassault Systemes SE	134	11,598
Electronic Arts Inc*	195	17,456
Gemalto NV	311	17,377
Intuit Inc	407	47,208

Shares		Value
Common Stocks – (continued)
Software – (continued)
Konami Holdings Corp	.500	$21,225
Nexon Co Ltd	200	3,179
Open Text Corp	940	31,953
Oracle Corp Japan	500	28,569
Red Hat Inc*	312	26,988
Sage Group PLC	5,192	41,008
salesforce.com Inc*	1,212	99,978
Synopsys Inc*	687	49,553
Trend Micro Inc/Japan	200	8,894
		478,519
Specialty Retail – 0.4%
AutoZone Inc*	45	32,537
Bed Bath & Beyond Inc	73	2,881
Best Buy Co Inc	251	12,337
Dixons Carphone PLC	6,843	27,225
Hennes & Mauritz AB	643	16,438
Home Depot Inc	115	16,885
L Brands Inc	28	1,319
Signet Jewelers Ltd	27	1,870
Tractor Supply Co	920	63,452
Ulta Beauty Inc*	118	33,657
USS Co Ltd	100	1,667
Yamada Denki Co Ltd	5,000	24,930
		235,198
Technology Hardware, Storage & Peripherals – 0.5%
Apple Inc	714	102,573
BlackBerry Ltd*	3,358	26,011
Brother Industries Ltd	100	2,089
Hewlett Packard Enterprise Co	274	6,494
HP Inc	1,325	23,691
Konica Minolta Inc	1,800	16,106
NEC Corp	5,000	12,038
NetApp Inc	141	5,901
Ricoh Co Ltd	500	4,115
Seiko Epson Corp	100	2,106
Western Digital Corp	313	25,832
Xerox Corp	7,100	52,114
		279,070
Textiles, Apparel & Luxury Goods – 1.0%
adidas AG	9	1,712
Asics Corp	100	1,606
Burberry Group PLC	696	15,031
Hanesbrands Inc	2,495	51,796
Hermes International	75	35,529
HUGO BOSS AG	185	13,500
Kering	55	14,224
Li & Fung Ltd	10,000	4,336
Michael Kors Holdings Ltd*	1,811	69,017
NIKE Inc	2,563	142,836
PVH Corp	117	12,106
Ralph Lauren Corp	1,356	110,677
Swatch Group AG	103	36,894
VF Corp	355	19,514
Yue Yuen Industrial Holdings Ltd	500	1,966
		530,744
Tobacco – 0.2%
Altria Group Inc	468	33,425
Imperial Brands PLC	1,102	53,383
		86,808
Trading Companies & Distributors – 0.2%
Ashtead Group PLC	163	3,375
Brenntag AG	41	2,298
Bunzl PLC	107	3,110
ITOCHU Corp	1,500	21,292
Marubeni Corp	3,800	23,402
MISUMI Group Inc	600	10,845
Rexel SA	126	2,288
Wolseley PLC	116	7,295
WW Grainger Inc	67	15,595
		89,500
Transportation Infrastructure – 0.2%
Abertis Infraestructuras SA	702	11,307
Aena SA*	247	39,073

Shares		Value
Common Stocks – (continued)
Transportation Infrastructure – (continued)
Groupe Eurotunnel SE*	.364	$3,662
Japan Airport Terminal Co Ltd	100	3,472
Mitsubishi Logistics Corp	1,000	13,781
SATS Ltd	3,300	11,515
Sydney Airport	2,819	14,577
		97,387
Water Utilities – 0.1%
American Water Works Co Inc	96	7,466
United Utilities Group PLC	1,910	23,771
		31,237
Wireless Telecommunication Services – 0.2%
KDDI Corp	100	2,625
Millicom International Cellular SA (SDR)*	120	6,694
NTT DOCOMO Inc	100	2,329
Rogers Communications Inc	685	30,291
SoftBank Group Corp	200	14,126
StarHub Ltd	6,200	12,768
Vodafone Group PLC	9,128	23,795
		92,628
Total Common Stocks (cost $15,845,815)		16,380,764
Preferred Stocks – 0.1%
Automobiles – 0%
Porsche Automobil Holding SE	314	17,129
Chemicals – 0.1%
FUCHS PETROLUB SE	848	41,366
Total Preferred Stocks (cost $53,295)		58,495
Investment Companies – 69.2%
Exchange-Traded Funds (ETFs) – 69.2%
iShares 20+ Year Treasury Bond	9,438	1,139,261
iShares Edge MSCI Min Vol Global	16,647	1,283,983
iShares iBoxx $ High Yield Corporate Bond	7,962	698,904
iShares International Select Dividend	61,855	1,945,958
iShares MSCI Canada	61,258	1,646,615
iShares MSCI EAFE Growth	32,873	2,284,345
iShares MSCI EAFE Value	41,422	2,083,527
Powershares QQQ Trust Series 1	18,603	2,462,665
Vanguard FTSE All World ex-US Small-Cap†	23,676	2,430,341
Vanguard FTSE Emerging Markets	116,797	4,639,177
Vanguard FTSE Europe†	40,783	2,103,179
Vanguard FTSE Pacific†	33,906	2,145,572
Vanguard Growth	19,614	2,386,239
Vanguard High Dividend Yield	10,856	842,968
Vanguard International High Dividend Yield	12,973	785,645
Vanguard Mid-Cap†	16,494	2,296,625
Vanguard S&P 500	10,677	2,309,969
Vanguard Small-Cap	15,521	2,068,639
Vanguard Value†	24,883	2,373,092
Total Investment Companies (cost $36,500,582)		37,926,704
Total Investments (total cost $52,399,692) – 99.2%		54,365,963
Cash, Receivables and Other Assets, net of Liabilities – 0.8%		446,521
Net Assets – 100%		$54,812,484

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$46,131,238	84.9%
Canada	2,444,377	4.5
Japan	1,419,212	2.6
United Kingdom	1,040,142	1.9
Germany	626,266	1.2
France	551,359	1.0
Switzerland	514,349	0.9
Hong Kong	368,042	0.7
Spain	234,704	0.4
Sweden	222,420	0.4
Australia	191,873	0.4
Singapore	162,107	0.3

Netherlands	159,231	0.3
Italy	117,298	0.2
Belgium	83,572	0.2
Finland	51,493	0.1
Austria	26,408	0.0
Portugal	14,770	0.0
Norway	3,988	0.0
New Zealand	3,114	0.0

Total	$54,365,963	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	4/20/17	607,000	$760,684	$(6,141)
Canadian Dollar	4/20/17	945,000	710,880	580
Euro	4/20/17	1,910,800	2,039,795	(9,407)
Japanese Yen	4/20/17	118,305,000	1,063,628	(5,813)

			4,574,987	(20,781)
RBC Capital Markets Corp.:
Japanese Yen	4/20/17	25,495,000	229,214	(1,418)
Swiss Franc	4/20/17	271,000	270,892	(207)

			500,106	(1,625)
Total			$5,075,093	$(22,406)

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company
SDR	Swedish Depositary Receipt

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2017 is $72,522, which represents 0.1% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2017, is $7,181,151.

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Janus Cash Liquidity Fund LLC	1,192,000	29,846,203	(31,038,203)	—	$—	$29,287	$—

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$16,380,764	$-	$-
Preferred Stocks	-	58,495	-
Investment Companies	37,926,704	-	-
Total Investments in Securities	$54,307,468	$58,495	$-
Other Financial Instruments(a):
Forward Currency Contracts	-	580	-
Total Assets	$54,307,468	$59,075	$-
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$22,986	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Adaptive Global Allocation Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as nondiversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $4,350,453 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2017 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2017, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $797,677 and $7,083,703, respectively.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased commodity futures to increase exposure to commodity risk.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period ended March 31, 2017, the average ending monthly market value amounts on purchased and sold futures contracts are $48,051,321 and $34,364,059, respectively. There were no futures held at March 31, 2017.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various ETFs for the purpose of increasing exposure to individual equity risk.

During the period, the Fund purchased put options on various ETFs for the purpose of decreasing exposure to individual equity risk.

During the period ended March 31, 2017, the average ending monthly market value amounts on purchased call and put options are $77 and $21,832, respectively. There were no purchased options held at March 31, 2017.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various ETFs for the purpose of increasing exposure to individual equity risk and/or generating income.

During the period ended March 31, 2017, the average ending monthly market value amounts on written put options is $7,477. There were no written options held at March 31, 2017.

Written option activity for the period ended March 31, 2017 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at June 30, 2016	250	$ 6,750
Options written	2,210	104,360
Options closed	(1,105)	(47,920)
Options expired	(1,355)	(63,190)
Options exercised	-	-
Options outstanding at March 31, 2017	-	$ -

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the period ended March 31, 2017, the average ending monthly market value amounts on credit default swaps which are long the reference asset is $35,199. There were no credit default swaps held at March 31, 2017.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk. The

Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 52,492,557	$ 2,092,177	$ (218,771)	$ 1,873,406

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the consummation of the Merger may cause the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post- Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadvise r for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

Janus Diversified Alternatives Fund

Consolidated Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Investment Companies – 19.9%
Money Markets – 19.9%
Janus Cash Liquidity Fund LLC, 0.7113%(a),ºº,£ (cost $14,168,136)	.14,168,136	$14,168,136
U.S. Government Agency Notes – 71.7%
United States Treasury Bill:
0%, 4/13/17◊	$10,000,000	9,998,000
0%, 5/11/17◊	10,000,000	9,992,330
0%, 6/8/17†,◊	10,000,000	9,987,070
0%, 7/13/17†,◊	11,000,000	10,978,290
0%, 8/10/17◊	10,000,000	9,971,600
Total U.S. Government Agency Notes (cost $50,935,456)		50,927,290
Total Investments (total cost $65,103,592) – 91.6%		65,095,426
Cash, Receivables and Other Assets, net of Liabilities – 8.4%		5,985,544
Net Assets – 100%		$71,080,970

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
HSBC Securities (USA), Inc.:
Australian Dollar	4/7/17	(1,767,000)	$(1,349,555)	$(4,961)
British Pound	4/7/17	(752,000)	(942,095)	7,421
Euro	4/7/17	606,000	646,512	5,974
New Zealand Dollar	4/7/17	(1,715,000)	(1,201,768)	(4,399)
Swiss Franc	4/7/17	4,220,000	4,214,891	21,836
Total			$1,367,985	$25,871

Schedule of Futures
Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
Brent Crude(a)	26	6/17	$10,211	$(1,275)
Copper(a)	20	7/17	(7,457)	(4,730)
Cotton(a)	70	7/17	22,243	31,160
Euro-Bund	149	6/17	130,953	43,801
Gold(a)	11	8/17	41,976	(5,137)
Live Cattle(a)	63	8/17	86,950	(19,067)
S&P 500 E-mini	68	6/17	37,115	6,564
Silver(a)	15	7/17	13,309	260
Soybean(a)	28	11/17	(68,427)	(15,736)
WTI Crude(a)	27	8/17	44,828	29,962
			311,701	65,802
Futures Sold:
Brent Crude(a)	26	7/17	$(8,613)	$(8,680)
Coffee(a)	26	7/17	51,941	330
Corn(a)	75	7/17	26,731	(17,814)
Sugar(a)	70	10/17	5,862	5,592
US Dollar Index	61	6/17	(6,419)	(17,934)
Wheat(a)	61	9/17	(573)	(790)
WTI Crude(a)	28	6/17	(34,762)	(22,872)
			34,167	(62,168)
Total			$345,868	$3,634

Schedule of Total Return Swaps
					Unrealized
	Return Paid	Return Received	Termination	Notional	Appreciation/
Counterparty	by the Fund	by the Fund	Date	Amount	(Depreciation)

Barclays Capital, Inc.	3 month USD LIBOR plus 20 basis points	Bloomberg Barclays US Credit RBI Series-1 Index	5/1/17	$30,000,000	$17,364
BNP Paribas(a)	Plus 22 basis points	A long/short basket of commodity indices	4/28/17	100,500,000	(23)
BNP Paribas	Minus 30 basis points	A long/short basket of equity indices	5/3/17	8,300,000	4
BNP Paribas	Plus 40 basis points	A long/short basket of equity indices	5/3/17	17,900,000	3
Goldman Sachs International	MSCI Daily Total Return Gross World USD	1 month USD LIBOR plus 20 basis points	5/4/17	(6,800,509)	182
Goldman Sachs International	1 month USD LIBOR plus 90 basis points	MSCI Daily Total Return Net Emerging Markets	5/4/17	6,800,100	(4)

Total					$17,526

Notes to Consolidated Schedule of Investments (unaudited)

S&P 500® Index	Measures broad U.S. equity performance.

LLC	Limited Liability Company

(a)	All or a portion of this security is owned by Janus Diversified Alternatives Subsidiary, Ltd.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2017, is $19,965,780.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Janus Cash Liquidity Fund LLC	22,843,654	36,001,906	(44,677,424)	14,168,136	$—	$42,197	$14,168,136

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies	$-	$14,168,136	$-
U.S. Government Agency Notes	-	50,927,290	-
Total Investments in Securities	$-	$65,095,426	$-
Other Financial Instruments(a):
Forward Currency Contracts	-	35,231	-
Outstanding Swap Contracts, at Value	-	17,553	-

Variation Margin Receivable	117,669	-	-
Total Assets	$117,669	$65,148,210	$-
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$9,360	$-
Outstanding Swap Contracts, at Value	-	27	-
Variation Margin Payable	114,035	-	-
Total Liabilities	$114,035	$9,387	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Diversified Alternatives Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks absolute return with low correlation to stocks and bonds. The Fund is classified as diversified, as defined in the 1940 Act.

Investment in Subsidiary

To qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Janus Diversified Alternatives Subsidiary, Ltd., a wholly-owned subsidiary of the Fund (”Subsidiary”) organized under the laws of the Cayman Islands, which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary may invest without limitation in commodity index-linked swaps, commodity futures, commodity swaps, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest 25% or less of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary would be treated as ordinary income to the Fund. Janus Capital is the adviser to the Subsidiary. The Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction.

By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act. The IRS has previously issued a number of private letter rulings to mutual funds (but not the Fund) in which it ruled that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. The IRS has suspended issuance of any further private letter rulings pending a review of its position. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate and could adversely affect the Fund. In particular, unfavorable treatment of the income derived from the Fund’s investment in the Subsidiary could jeopardize the Fund’s status as a regulated investment company under the Code, which in turn may subject the Fund to higher tax rates and/or penalties. Additionally, the Commodity Futures Trading Commission (“CFTC”) adopted changes to Rule 4.5 under the Commodity Exchange Act in 2012 that required Janus Capital to register with the CFTC, and operation of the Fund and Subsidiary is subject to certain CFTC rules and regulations. Existing or new CFTC regulation may increase the costs of implementing the Fund’s strategies, which could negatively affect the Fund’s returns.

The Subsidiary was incorporated on December 28, 2012 as a wholly-owned subsidiary of Janus Diversified Alternatives Fund. As of March 31, 2017, the Fund owns 724,377 shares of the Subsidiary, with a market value of $10,138,515. This represents 14% of the Fund’s net assets. The Fund’s Consolidated Schedule of Investments includes the accounts of both the Fund and the Subsidiary.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Consolidated Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2017 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Fund may invest in commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”). The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary invests in commodity-linked investments and other investments which may serve as margin or collateral for the Subsidiary’s derivative positions. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period ended March 31, 2017, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $5,693,162 and $7,143,582, respectively.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Consolidated Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Fund purchased commodity futures to increase exposure to commodity risk.

During the period, the Fund sold commodity futures to decrease exposure to commodity risk.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund purchased futures on currency indices to increase exposure to currency risk.

During the period, the Fund sold futures on currency indices to decrease exposure to currency risk.

During the period ended March 31, 2017, the average ending monthly market value amounts on purchased and sold futures contracts are $36,752,400 and $19,411,341, respectively.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the period, the Fund entered into total return swaps on equity indices or custom baskets of equity indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period, the Fund entered into total return swaps on equity indices to decrease exposure to equity risk. These total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

During the period, the Fund entered into total return swaps on a custom basket of commodity indices to increase exposure to commodity risk. These total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

During the period, the Fund entered into total return swaps on credit indices to increase exposure to credit risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

During the period ended March 31, 2017, the average ending monthly market value amounts on total return swaps which are long and short the reference asset are $671,320 and $(264,537), respectively.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Consolidated Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 66,093,163	$ 223	$ (997,960)	$ (997,737)

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the consummation of the Merger may cause the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post- Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 6.0%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$14,947,000	$15,282,781
AmeriCredit Automobile Receivables Trust 2012-4, 3.8200%, 2/10/20 (144A)	5,788,000	5,789,878
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	10,333,000	10,472,545
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	10,100,000	10,345,117
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	36,857,000	36,100,064
Banc of America Commercial Mortgage Trust 2007-3, 5.7608%, 6/10/49‡	8,675,811	8,706,526
Capital Auto Receivables Asset Trust 2013-4, 3.8300%, 7/20/22 (144A)	6,783,000	6,856,446
CKE Restaurant Holdings Inc, 4.4740%, 3/20/43 (144A)	21,560,277	21,382,392
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	5,559,150	5,624,950
Cosmopolitan Hotel Trust 2016-COSMO, 3.0120%, 11/15/33 (144A)‡	5,053,000	5,106,620
Cosmopolitan Hotel Trust 2016-COSMO, 4.4120%, 11/15/33 (144A)‡	6,594,000	6,701,009
Cosmopolitan Hotel Trust 2016-COSMO, 5.5620%, 11/15/33 (144A)‡	14,287,000	14,528,562
Domino's Pizza Master Issuer LLC, 5.2160%, 1/25/42 (144A)	9,598,386	9,723,482
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	27,074,288	27,086,038
Fannie Mae Connecticut Avenue Securities, 5.8817%, 11/25/24‡	2,828,284	3,173,087
Fannie Mae Connecticut Avenue Securities, 4.9817%, 5/25/25‡	5,211,391	5,485,602
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	16,805,308	15,587,643
GAHR Commercial Mortgage Trust 2015-NRF, 3.3822%, 12/15/34 (144A)‡	6,855,842	6,924,479
GS Mortgage Securities Corp II, 3.4357%, 12/10/27 (144A)‡	15,769,000	15,451,280
GS Mortgage Securities Corp Trust 2013-NYC5, 3.6490%, 1/10/30 (144A)‡	7,205,000	7,285,810
GSCCRE Commercial Mortgage Trust 2015-HULA, 5.3122%, 8/15/32 (144A)‡	13,239,000	13,313,329
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	3,212,000	3,249,146
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.0090%, 10/5/31 (144A)‡	4,929,000	4,945,140
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
5.5401%, 11/15/43 (144A)‡	7,490,000	7,603,417
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
3.6622%, 7/15/36 (144A)‡	4,251,000	4,277,540
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
5.4122%, 7/15/36 (144A)‡	14,352,000	14,513,249
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	9,457,000	9,175,963
LB-UBS Commercial Mortgage Trust 2006-C1, 5.2760%, 2/15/41‡	3,638,409	3,635,672
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	2,837,309	2,838,752
LB-UBS Commercial Mortgage Trust 2007-C7, 6.2531%, 9/15/45‡	7,952,564	8,109,591
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	5,300,000	5,234,556
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	4,500,000	4,419,401
Santander Drive Auto Receivables Trust 2013-4, 4.6700%, 1/15/20 (144A)	16,689,000	16,887,332
Santander Drive Auto Receivables Trust 2013-A, 4.7100%, 1/15/21 (144A)	11,182,000	11,403,241
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	10,596,000	10,738,247
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	17,533,000	17,835,392
Starwood Retail Property Trust 2014-STAR, 3.4122%, 11/15/27 (144A)‡	5,056,000	4,994,001
Starwood Retail Property Trust 2014-STAR, 4.1622%, 11/15/27 (144A)‡	16,629,884	15,926,202
Starwood Retail Property Trust 2014-STAR, 5.0622%, 11/15/27 (144A)‡	8,155,000	7,750,578
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	19,770,650	20,041,804
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	27,520,082	27,611,845
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 6.0531%, 2/15/51‡	18,292,731	18,355,995
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.1316%, 5/15/46‡	7,386,597	7,412,225
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.6622%, 1/15/27 (144A)‡	4,847,000	4,742,971
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.1622%, 2/15/27 (144A)‡	6,719,000	6,844,431
Wells Fargo Commercial Mortgage Trust 2014-TISH, 4.1622%, 2/15/27 (144A)‡	1,982,000	2,004,544
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	32,943,325	33,096,314
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $526,674,643)		524,575,189
Bank Loans and Mezzanine Loans – 5.2%
Basic Industry – 0.4%
Axalta Coating Systems US Holdings Inc, 3.6468%, 2/1/23(a),‡	30,614,746	30,852,929
Communications – 2.0%
Charter Communications Operating LLC, 2.9900%, 7/1/20‡	8,937,147	8,956,987
Charter Communications Operating LLC, 2.9900%, 1/3/21‡	11,088,792	11,110,969
Charter Communications Operating LLC, 3.2322%, 1/15/24‡	25,905,330	26,016,982
Level 3 Financing Inc, 3.2272%, 2/22/24‡	54,699,000	54,767,374
Mission Broadcasting Inc, 3.9428%, 1/17/24(a),‡	1,911,716	1,926,646
Nexstar Broadcasting Inc, 3.9428%, 1/17/24(a),‡	20,215,472	20,373,355
Nielsen Finance LLC, 3.3544%, 10/4/23‡	23,925,460	24,036,474
Zayo Group LLC, 2.9761%, 1/19/21‡	1,760,000	1,767,550
Zayo Group LLC, 0%, 1/19/24(a),‡	7,294,000	7,319,310
Zayo Group LLC, 3.5000%, 1/19/24(a),‡	15,149,103	15,201,670
		171,477,317

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – (continued)
Consumer Cyclical – 1.7%
Aramark Services Inc, 0%, 3/28/24(a),‡	$22,127,000	$22,237,635
Hilton Worldwide Finance LLC, 2.9815%, 10/25/23(a),‡	51,801,390	52,160,373
Hilton Worldwide Finance LLC, 3.5000%, 10/25/23(a),‡	1,249,182	1,257,839
KFC Holding Co, 2.9761%, 6/16/23‡	49,738,165	49,956,018
Landry's Inc, 4.0389%, 10/4/23‡	24,670,000	24,850,584
		150,462,449
Consumer Non-Cyclical – 0.7%
HCA Inc, 3.2322%, 2/15/24‡	27,655,930	27,878,284
JBS USA LUX SA, 3.2889%, 10/30/22(a),‡	22,565,000	22,635,628
Quintiles IMS Inc, 3.1468%, 3/7/24‡	10,129,555	10,208,059
		60,721,971
Finance Companies – 0.1%
Avolon TLB Borrower 1 US LLC, 3.7283%, 3/21/22(a),‡	12,868,000	13,034,255
Technology – 0.3%
CommScope Inc, 3.4822%, 12/29/22‡	29,031,259	29,221,704
Total Bank Loans and Mezzanine Loans (cost $455,316,127)		455,770,625
Corporate Bonds – 45.1%
Asset-Backed Securities – 0.3%
American Tower Trust #1, 1.5510%, 3/15/18 (144A)	23,589,000	23,532,271
Banking – 6.3%
Ally Financial Inc, 3.2500%, 11/5/18	10,740,000	10,813,891
Ally Financial Inc, 8.0000%, 12/31/18	4,126,000	4,456,080
Bank of America Corp, 5.7000%, 5/2/17	2,069,000	2,075,807
Bank of America Corp, 2.5030%, 10/21/22	42,545,000	41,437,937
Bank of America Corp, 4.1830%, 11/25/27	38,651,000	38,789,023
Citigroup Inc, 2.4846%, 9/1/23‡	23,931,000	24,608,247
Citigroup Inc, 3.8870%, 1/10/28‡	18,539,000	18,619,608
Citizens Financial Group Inc, 3.7500%, 7/1/24	6,640,000	6,496,483
Citizens Financial Group Inc, 4.3500%, 8/1/25	4,617,000	4,725,795
Citizens Financial Group Inc, 4.3000%, 12/3/25	24,849,000	25,608,684
Credit Suisse AG/New York NY, 1.3750%, 5/26/17	4,221,000	4,221,663
Discover Financial Services, 3.9500%, 11/6/24	18,295,000	18,321,418
Discover Financial Services, 3.7500%, 3/4/25	11,585,000	11,364,016
First Republic Bank/CA, 4.6250%, 2/13/47	8,483,000	8,444,733
Goldman Sachs Capital I, 6.3450%, 2/15/34	28,169,000	33,766,716
Goldman Sachs Group Inc, 3.0000%, 4/26/22	25,123,000	25,148,249
Goldman Sachs Group Inc, 3.7500%, 2/25/26	12,175,000	12,251,897
Intesa Sanpaolo SpA, 5.0170%, 6/26/24 (144A)	11,642,000	10,951,106
JPMorgan Chase & Co, 2.2950%, 8/15/21	27,984,000	27,690,560
JPMorgan Chase & Co, 3.3750%, 5/1/23	35,053,000	35,105,579
JPMorgan Chase & Co, 3.8750%, 9/10/24	8,625,000	8,741,386
Morgan Stanley, 5.5500%, 4/27/17	7,392,000	7,411,685
Morgan Stanley, 2.6250%, 11/17/21	25,295,000	25,094,664
Morgan Stanley, 3.9500%, 4/23/27	13,911,000	13,774,018
Santander UK PLC, 5.0000%, 11/7/23 (144A)	26,207,000	27,306,646
SVB Financial Group, 5.3750%, 9/15/20	16,536,000	17,894,118
Synchrony Financial, 3.0000%, 8/15/19	10,678,000	10,843,573
Synchrony Financial, 4.5000%, 7/23/25	19,951,000	20,472,659
UBS AG, 4.7500%, 5/22/23‡	14,353,000	14,675,943
US Bancorp, 2.3750%, 7/22/26	21,098,000	19,728,318
Wells Fargo & Co, 2.1000%, 5/8/17	1,207,000	1,207,874
Wells Fargo & Co, 3.0000%, 4/22/26	7,324,000	7,013,228
Wells Fargo & Co, 5.8750%µ	12,451,000	13,421,456
		552,483,060
Basic Industry – 1.4%
ArcelorMittal, 7.0000%, 2/25/22‡	1,565,000	1,780,000
Ashland LLC, 3.8750%, 4/15/18	8,930,000	9,063,950
CF Industries Inc, 6.8750%, 5/1/18	2,710,000	2,825,175
CF Industries Inc, 4.5000%, 12/1/26 (144A)	22,172,000	22,520,100
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	31,821,000	32,337,741
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	12,897,000	13,171,113
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	16,925,000	17,660,154
Steel Dynamics Inc, 5.0000%, 12/15/26 (144A)	2,066,000	2,091,825
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	15,909,000	18,355,009
		119,805,067
Brokerage – 3.4%
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	10,448,000	10,611,877
CBOE Holdings Inc, 3.6500%, 1/12/27	16,918,000	17,006,684
Charles Schwab Corp, 3.0000%, 3/10/25	11,537,000	11,404,048
Charles Schwab Corp, 4.6250%µ	16,932,000	16,678,020
Charles Schwab Corp, 7.0000%µ	16,512,000	18,782,400
E*TRADE Financial Corp, 5.3750%, 11/15/22	21,060,000	22,060,182
E*TRADE Financial Corp, 4.6250%, 9/15/23	28,452,000	29,149,074

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Brokerage – (continued)
Intercontinental Exchange Inc, 3.7500%, 12/1/25	$14,117,000	$14,579,346
Lazard Group LLC, 4.2500%, 11/14/20	19,892,000	20,918,626
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
5.8750%, 3/15/22 (144A)	24,804,000	25,532,742
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	23,547,000	21,056,599
Raymond James Financial Inc, 5.6250%, 4/1/24	46,798,000	52,636,472
Raymond James Financial Inc, 3.6250%, 9/15/26	5,315,000	5,231,990
Scottrade Financial Services Inc, 6.1250%, 7/11/21 (144A)†	7,267,000	8,230,931
TD Ameritrade Holding Corp, 2.9500%, 4/1/22	11,528,000	11,668,976
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	12,280,000	12,590,745
		298,138,712
Capital Goods – 2.1%
Arconic Inc, 5.1250%, 10/1/24	24,276,000	25,077,108
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	3,102,000	3,132,089
Ball Corp, 4.3750%, 12/15/20	11,040,000	11,564,400
CNH Industrial Capital LLC, 3.6250%, 4/15/18	12,050,000	12,185,563
General Electric Co, 5.0000%µ	21,629,000	22,791,559
Martin Marietta Materials Inc, 4.2500%, 7/2/24	9,376,000	9,680,945
Masco Corp, 3.5000%, 4/1/21	11,317,000	11,516,292
Masco Corp, 4.3750%, 4/1/26	1,909,000	1,983,852
Owens Corning, 4.2000%, 12/1/24	9,967,000	10,267,784
Owens Corning, 3.4000%, 8/15/26	5,070,000	4,909,322
Rockwell Collins Inc, 3.2000%, 3/15/24	9,537,000	9,516,247
Rockwell Collins Inc, 3.5000%, 3/15/27	16,304,000	16,309,103
Vulcan Materials Co, 7.0000%, 6/15/18	12,998,000	13,757,655
Vulcan Materials Co, 7.5000%, 6/15/21	7,008,000	8,203,151
Vulcan Materials Co, 4.5000%, 4/1/25	19,820,000	20,842,375
		181,737,445
Communications – 4.6%
American Tower Corp, 3.3000%, 2/15/21	17,448,000	17,691,347
American Tower Corp, 3.4500%, 9/15/21	1,823,000	1,855,688
American Tower Corp, 3.5000%, 1/31/23	3,233,000	3,251,690
American Tower Corp, 4.4000%, 2/15/26	11,462,000	11,856,006
American Tower Corp, 3.3750%, 10/15/26	21,747,000	20,732,198
AT&T Inc, 3.4000%, 5/15/25	3,461,000	3,348,933
AT&T Inc, 4.2500%, 3/1/27	16,274,000	16,510,787
AT&T Inc, 5.4500%, 3/1/47	16,635,000	16,937,241
BellSouth LLC, 4.4000%, 4/26/17 (144A)	88,444,000	88,627,964
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	16,049,000	16,490,347
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.9080%, 7/23/25	20,774,000	21,935,848
Comcast Corp, 2.3500%, 1/15/27	10,998,000	10,072,562
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	23,464,000	22,698,487
Crown Castle International Corp, 4.8750%, 4/15/22	24,298,000	26,134,297
Crown Castle International Corp, 5.2500%, 1/15/23	14,417,000	15,730,389
Crown Castle International Corp, 4.0000%, 3/1/27	9,821,000	9,902,554
SBA Tower Trust, 2.9330%, 12/11/17 (144A)	11,796,000	11,801,981
Time Warner Cable LLC, 5.8500%, 5/1/17	15,969,000	16,018,057
UBM PLC, 5.7500%, 11/3/20 (144A)	18,680,000	19,628,776
Verizon Communications Inc, 2.9460%, 3/15/22 (144A)	7,253,000	7,221,261
Verizon Communications Inc, 2.6250%, 8/15/26	43,928,000	40,108,153
Verizon Communications Inc, 4.1250%, 8/15/46	9,209,000	7,943,775
		406,498,341
Consumer Cyclical – 3.8%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	22,531,000	23,066,111
Brinker International Inc, 3.8750%, 5/15/23	5,206,000	4,926,178
CVS Health Corp, 2.8000%, 7/20/20	25,831,000	26,260,595
CVS Health Corp, 4.7500%, 12/1/22	8,772,000	9,522,155
CVS Health Corp, 5.0000%, 12/1/24	11,793,000	12,902,438
DR Horton Inc, 4.7500%, 5/15/17	6,906,000	6,928,907
DR Horton Inc, 3.7500%, 3/1/19	12,149,000	12,449,712
DR Horton Inc, 4.0000%, 2/15/20	2,907,000	3,024,167
Ford Motor Co, 4.3460%, 12/8/26	22,057,000	22,457,246
Ford Motor Credit Co LLC, 3.0000%, 6/12/17	3,658,000	3,668,352
General Motors Co, 4.8750%, 10/2/23	31,366,000	33,460,088
General Motors Financial Co Inc, 3.1000%, 1/15/19	1,853,000	1,882,757
General Motors Financial Co Inc, 3.7000%, 5/9/23	7,464,000	7,520,152
Hanesbrands Inc, 4.6250%, 5/15/24 (144A)	27,072,000	26,699,760
IHO Verwaltungs GmbH, 4.1250%, 9/15/21 (144A)	4,597,000	4,619,985
IHO Verwaltungs GmbH, 4.5000%, 9/15/23 (144A)	2,967,000	2,933,621
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	10,867,000	11,383,183

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	$8,592,000	$8,849,760
MDC Holdings Inc, 5.5000%, 1/15/24	13,538,000	13,944,140
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	9,860,000	10,402,300
Priceline Group Inc, 3.6000%, 6/1/26	32,059,000	31,735,300
Schaeffler Finance BV, 4.2500%, 5/15/21 (144A)†	5,799,000	5,878,736
Toll Brothers Finance Corp, 4.0000%, 12/31/18	5,940,000	6,088,500
Toll Brothers Finance Corp, 5.8750%, 2/15/22	4,830,000	5,240,550
Toll Brothers Finance Corp, 4.3750%, 4/15/23	3,306,000	3,345,275
Walgreens Boots Alliance Inc, 2.6000%, 6/1/21	5,614,000	5,620,091
Walgreens Boots Alliance Inc, 3.1000%, 6/1/23	3,562,000	3,556,582
Walgreens Boots Alliance Inc, 3.4500%, 6/1/26	14,490,000	14,125,214
Walgreens Boots Alliance Inc, 4.6500%, 6/1/46	2,489,000	2,475,549
ZF North America Capital Inc, 4.5000%, 4/29/22 (144A)	6,115,000	6,367,244
		331,334,648
Consumer Non-Cyclical – 6.8%
Actavis Funding SCS, 3.0000%, 3/12/20	27,342,000	27,791,010
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	6,114,000	6,159,427
Anheuser-Busch InBev Finance Inc, 3.3000%, 2/1/23	34,879,000	35,494,614
Anheuser-Busch InBev Finance Inc, 3.6500%, 2/1/26	43,398,000	43,879,718
Anheuser-Busch InBev Finance Inc, 4.9000%, 2/1/46	20,709,000	22,360,315
Becton Dickinson and Co, 1.8000%, 12/15/17	13,741,000	13,751,347
Constellation Brands Inc, 4.7500%, 12/1/25	2,509,000	2,702,391
Constellation Brands Inc, 3.7000%, 12/6/26	15,599,000	15,581,482
Constellation Brands, Inc., 4.2500%, 5/1/23	22,436,000	23,643,820
Danone SA, 2.0770%, 11/2/21 (144A)	25,176,000	24,497,733
Danone SA, 2.5890%, 11/2/23 (144A)	11,716,000	11,335,581
Express Scripts Holding Co, 3.5000%, 6/15/24	8,481,000	8,352,496
Express Scripts Holding Co, 4.5000%, 2/25/26	15,698,000	16,100,779
Express Scripts Holding Co, 3.4000%, 3/1/27	5,697,000	5,365,093
HCA Inc, 3.7500%, 3/15/19	8,719,000	8,915,178
HCA Inc, 5.8750%, 5/1/23	5,645,000	6,096,600
HCA Inc, 5.0000%, 3/15/24	5,000,000	5,243,750
HCA Inc, 5.3750%, 2/1/25	10,016,000	10,416,640
HCA Inc, 5.8750%, 2/15/26	12,542,000	13,242,972
Kraft Heinz Foods Co, 2.8000%, 7/2/20	13,379,000	13,557,864
Kraft Heinz Foods Co, 3.5000%, 7/15/22	11,465,000	11,713,114
Kraft Heinz Foods Co, 3.0000%, 6/1/26	8,189,000	7,694,737
Life Technologies Corp, 6.0000%, 3/1/20	14,627,000	16,022,942
Molson Coors Brewing Co, 3.0000%, 7/15/26	30,438,000	28,941,424
Molson Coors Brewing Co, 4.2000%, 7/15/46	7,311,000	6,844,046
Newell Brands Inc, 3.1500%, 4/1/21	5,967,000	6,104,128
Newell Brands Inc, 3.8500%, 4/1/23	5,118,000	5,297,386
Newell Brands Inc, 5.0000%, 11/15/23	10,151,000	10,878,035
Newell Brands Inc, 4.2000%, 4/1/26†	24,396,000	25,387,478
Shire Acquisitions Investments Ireland DAC, 2.4000%, 9/23/21	14,719,000	14,414,125
Shire Acquisitions Investments Ireland DAC, 2.8750%, 9/23/23	20,250,000	19,644,808
Shire Acquisitions Investments Ireland DAC, 3.2000%, 9/23/26	14,901,000	14,228,399
Sysco Corp, 2.5000%, 7/15/21	4,579,000	4,563,262
Sysco Corp, 3.3000%, 7/15/26	11,380,000	11,145,686
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	24,376,000	22,460,388
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	19,686,000	20,227,365
Universal Health Services Inc, 5.0000%, 6/1/26 (144A)	15,825,000	16,260,188
Wm Wrigley Jr Co, 2.4000%, 10/21/18 (144A)	24,677,000	24,875,773
Wm Wrigley Jr Co, 3.3750%, 10/21/20 (144A)	14,941,000	15,447,306
		596,639,400
Electric – 1.2%
Dominion Resources Inc/VA, 2.0000%, 8/15/21	2,633,000	2,554,308
Dominion Resources Inc/VA, 2.8500%, 8/15/26	3,704,000	3,458,288
Duke Energy Corp, 1.8000%, 9/1/21	7,117,000	6,873,862
Duke Energy Corp, 2.6500%, 9/1/26	11,120,000	10,318,693
IPALCO Enterprises Inc, 5.0000%, 5/1/18	8,250,000	8,476,875
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	16,251,000	17,562,147
Southern Co, 2.3500%, 7/1/21	24,401,000	23,956,316
Southern Co, 2.9500%, 7/1/23	14,931,000	14,531,790
Southern Co, 3.2500%, 7/1/26	20,020,000	19,096,838
		106,829,117
Energy – 4.9%
Anadarko Petroleum Corp, 4.8500%, 3/15/21	3,006,000	3,215,392
Antero Resources Corp, 5.3750%, 11/1/21	25,237,000	25,920,670
Canadian Natural Resources Ltd, 5.7000%, 5/15/17	4,082,000	4,100,826
Canadian Natural Resources Ltd, 5.9000%, 2/1/18	7,257,000	7,494,601
Cenovus Energy Inc, 5.7000%, 10/15/19	456,000	492,143
Cimarex Energy Co, 5.8750%, 5/1/22	13,638,000	14,057,696

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Cimarex Energy Co, 4.3750%, 6/1/24	$5,095,000	$5,292,146
ConocoPhillips Co, 4.2000%, 3/15/21	14,020,000	14,948,082
ConocoPhillips Co, 4.9500%, 3/15/26	18,442,000	20,467,264
Diamond Offshore Drilling Inc, 5.8750%, 5/1/19	3,571,000	3,731,695
Enbridge Energy Partners LP, 5.8750%, 10/15/25	10,901,000	12,183,514
Energy Transfer Equity LP, 5.8750%, 1/15/24	11,740,000	12,473,750
Energy Transfer Equity LP, 5.5000%, 6/1/27	8,701,000	9,092,545
Energy Transfer Partners LP, 4.1500%, 10/1/20	9,025,000	9,370,432
Energy Transfer Partners LP, 4.7500%, 1/15/26	4,957,000	5,100,723
Helmerich & Payne International Drilling Co, 4.6500%, 3/15/25	33,694,000	35,025,890
Hess Corp, 4.3000%, 4/1/27	9,268,000	9,125,273
Hiland Partners Holdings LLC / Hiland Partners Finance Corp,
5.5000%, 5/15/22 (144A)	10,259,000	10,702,856
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	8,420,000	9,025,188
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	9,727,000	9,936,296
Kinder Morgan Energy Partners LP, 5.0000%, 8/15/42	19,511,000	18,408,160
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	972,000	1,084,955
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	7,766,000	8,371,989
MPLX LP, 4.5000%, 7/15/23	4,539,000	4,720,024
Oceaneering International Inc, 4.6500%, 11/15/24	21,430,000	21,432,936
Phillips 66 Partners LP, 3.6050%, 2/15/25	11,092,000	10,800,536
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	13,116,000	14,420,911
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27 (144A)	21,488,000	22,441,079
SM Energy Co, 6.5000%, 11/15/21	10,029,000	10,279,725
SM Energy Co, 6.5000%, 1/1/23	3,775,000	3,831,625
Spectra Energy Partners LP, 4.7500%, 3/15/24	11,031,000	11,679,148
Tesoro Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	6,315,000	6,591,281
Western Gas Partners LP, 5.3750%, 6/1/21	26,979,000	28,990,689
Western Gas Partners LP, 4.0000%, 7/1/22	8,380,000	8,604,735
Williams Cos Inc, 3.7000%, 1/15/23	5,895,000	5,791,838
Williams Partners LP / ACMP Finance Corp, 4.8750%, 5/15/23	17,583,000	18,111,897
Williams Partners LP / ACMP Finance Corp, 4.8750%, 3/15/24	9,148,000	9,408,608
		426,727,118
Finance Companies – 1.1%
CIT Group Inc, 4.2500%, 8/15/17	45,335,000	45,731,681
CIT Group Inc, 5.0000%, 5/15/18 (144A)	8,856,000	8,915,778
CIT Group Inc, 5.5000%, 2/15/19 (144A)	12,289,000	12,918,811
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	6,898,000	7,173,920
Park Aerospace Holdings Ltd, 5.5000%, 2/15/24 (144A)	18,621,000	19,365,840
		94,106,030
Financial Institutions – 1.2%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	25,336,000	26,419,975
Kennedy-Wilson Inc, 5.8750%, 4/1/24	34,795,000	35,664,875
LeasePlan Corp NV, 2.5000%, 5/16/18 (144A)	43,546,000	43,652,209
		105,737,059
Industrial – 0.1%
Cintas Corp No 2, 4.3000%, 6/1/21	6,833,000	7,275,731
Insurance – 1.1%
Aetna Inc, 2.8000%, 6/15/23	9,293,000	9,215,320
Berkshire Hathaway Inc, 3.1250%, 3/15/26	3,440,000	3,436,347
Centene Corp, 4.7500%, 5/15/22	1,341,000	1,377,878
Centene Corp, 6.1250%, 2/15/24	3,281,000	3,522,974
Centene Corp, 4.7500%, 1/15/25	3,936,000	3,958,160
Cigna Corp, 3.2500%, 4/15/25	40,910,000	40,434,176
CNO Financial Group Inc, 4.5000%, 5/30/20	3,581,000	3,697,383
WellCare Health Plans Inc, 5.2500%, 4/1/25	31,355,000	32,334,844
		97,977,082
Real Estate Investment Trusts (REITs) – 1.5%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	5,080,000	5,095,189
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	25,803,000	27,411,636
Alexandria Real Estate Equities Inc, 4.5000%, 7/30/29	11,630,000	11,997,345
Goodman Funding Pty Ltd, 6.3750%, 4/15/21 (144A)	23,572,000	26,451,461
Post Apartment Homes LP, 4.7500%, 10/15/17	11,376,000	11,471,342
Senior Housing Properties Trust, 6.7500%, 4/15/20	5,272,000	5,719,735
Senior Housing Properties Trust, 6.7500%, 12/15/21	6,164,000	6,856,532
SL Green Realty Corp, 5.0000%, 8/15/18	11,378,000	11,762,497
SL Green Realty Corp, 7.7500%, 3/15/20	20,242,000	22,728,669
		129,494,406
Technology – 4.9%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24 (144A)	15,488,000	15,598,786
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27 (144A)	35,786,000	36,011,595
Cadence Design Systems Inc, 4.3750%, 10/15/24	33,719,000	33,817,696
Fidelity National Information Services Inc, 3.6250%, 10/15/20	10,523,000	10,933,744

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
Fidelity National Information Services Inc, 4.5000%, 10/15/22	$14,097,000	$15,041,640
Fidelity National Information Services Inc, 3.0000%, 8/15/26	18,735,000	17,650,037
NXP BV / NXP Funding LLC, 4.1250%, 6/15/20 (144A)	7,103,000	7,378,241
NXP BV / NXP Funding LLC, 4.1250%, 6/1/21 (144A)	5,275,000	5,472,813
NXP BV / NXP Funding LLC, 3.8750%, 9/1/22 (144A)	20,755,000	21,221,987
NXP BV / NXP Funding LLC, 4.6250%, 6/1/23 (144A)	12,389,000	13,116,854
Seagate HDD Cayman, 4.7500%, 1/1/25	22,260,000	21,800,887
Seagate HDD Cayman, 4.8750%, 6/1/27	5,812,000	5,440,561
Seagate HDD Cayman, 5.7500%, 12/1/34	5,047,000	4,567,535
Total System Services Inc, 3.8000%, 4/1/21	11,133,000	11,512,157
Total System Services Inc, 4.8000%, 4/1/26	39,124,000	42,110,218
Trimble Inc, 4.7500%, 12/1/24	39,483,000	40,859,456
TSMC Global Ltd, 1.6250%, 4/3/18 (144A)	55,480,000	55,336,844
Verisk Analytics Inc, 4.8750%, 1/15/19	10,420,000	10,884,492
Verisk Analytics Inc, 5.8000%, 5/1/21	29,779,000	32,983,399
Verisk Analytics Inc, 4.1250%, 9/12/22	12,982,000	13,530,022
Verisk Analytics Inc, 5.5000%, 6/15/45	13,702,000	14,875,946
		430,144,910
Transportation – 0.4%
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.3750%, 3/15/18 (144A)	13,539,000	13,748,827
Penske Truck Leasing Co Lp / PTL Finance Corp, 2.5000%, 6/15/19 (144A)	9,098,000	9,148,767
Penske Truck Leasing Co Lp / PTL Finance Corp, 4.8750%, 7/11/22 (144A)	1,443,000	1,557,554
Penske Truck Leasing Co Lp / PTL Finance Corp, 4.2500%, 1/17/23 (144A)	10,581,000	11,022,016
		35,477,164
Total Corporate Bonds (cost $3,890,803,699)		3,943,937,561
Mortgage-Backed Securities – 24.8%
Fannie Mae Pool:
4.0000%, 9/1/29	7,877,035	8,344,937
3.5000%, 5/1/33	5,478,755	5,677,039
4.0000%, 4/1/34	8,574,364	9,076,380
6.0000%, 10/1/35	5,491,890	6,234,173
6.0000%, 12/1/35	4,320,856	4,912,158
6.0000%, 2/1/37	2,239,077	2,601,807
6.0000%, 9/1/37	3,846,198	4,060,195
6.0000%, 10/1/38	4,654,514	5,261,575
7.0000%, 2/1/39	1,929,425	2,274,465
5.5000%, 12/1/39	8,398,226	9,377,123
5.5000%, 3/1/40	6,678,295	7,562,278
5.5000%, 4/1/40	13,842,640	15,423,239
5.0000%, 10/1/40	2,125,191	2,366,120
5.5000%, 2/1/41	3,884,393	4,398,473
5.0000%, 5/1/41	3,159,651	3,457,689
5.5000%, 5/1/41	4,638,704	5,171,454
5.5000%, 6/1/41	10,107,584	11,426,182
5.5000%, 6/1/41	4,012,782	4,470,693
5.5000%, 7/1/41	15,869,990	17,665,932
4.5000%, 8/1/41	7,717,389	8,309,195
5.0000%, 10/1/41	3,498,165	3,827,696
5.5000%, 12/1/41	8,378,929	9,359,079
4.0000%, 2/1/42	27,243,634	28,874,351
5.5000%, 2/1/42	40,239,651	44,807,109
4.0000%, 6/1/42	11,908,940	12,599,259
4.0000%, 7/1/42	6,995,674	7,399,112
4.0000%, 8/1/42	5,054,866	5,347,830
4.0000%, 9/1/42	6,276,247	6,636,396
4.0000%, 9/1/42	6,055,025	6,407,591
4.0000%, 11/1/42	7,902,819	8,361,234
4.5000%, 11/1/42	4,989,850	5,398,203
4.0000%, 12/1/42	2,954,658	3,128,233
3.5000%, 1/1/43	14,618,108	14,999,454
3.5000%, 2/1/43	31,689,907	32,524,188
3.5000%, 2/1/43	5,549,064	5,694,972
4.5000%, 2/1/43	29,435,656	31,695,675
3.5000%, 3/1/43	16,740,952	17,182,771
4.5000%, 3/1/43	11,563,240	12,654,356
4.0000%, 5/1/43	16,416,253	17,366,551
4.0000%, 7/1/43	22,402,429	23,703,234
4.0000%, 8/1/43	20,191,817	21,364,405
4.0000%, 9/1/43	5,922,106	6,266,915
5.5000%, 10/1/43	8,732,588	9,892,517
3.5000%, 1/1/44	23,449,201	24,213,989
3.5000%, 1/1/44	9,150,369	9,448,330
4.0000%, 2/1/44	12,335,653	13,047,782

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.5000%, 4/1/44	$10,811,093	$11,140,915
4.5000%, 5/1/44	56,137,127	61,119,392
5.5000%, 5/1/44	8,635,104	9,620,282
4.0000%, 6/1/44	19,040,565	20,147,014
4.0000%, 7/1/44	33,612,808	35,726,713
5.0000%, 7/1/44	13,399,263	14,974,577
4.0000%, 8/1/44	18,861,080	20,046,404
4.0000%, 8/1/44	7,119,506	7,567,631
4.5000%, 8/1/44	25,162,321	27,387,557
4.5000%, 10/1/44	19,117,070	20,796,365
4.5000%, 10/1/44	10,392,166	11,274,757
3.5000%, 2/1/45	27,916,642	28,651,205
4.5000%, 3/1/45	17,941,653	19,467,153
4.0000%, 5/1/45	14,768,025	15,697,351
4.5000%, 5/1/45	17,072,073	18,566,665
4.5000%, 5/1/45	10,464,261	11,421,857
4.5000%, 6/1/45	9,074,261	9,883,374
4.5000%, 9/1/45	42,159,331	45,755,233
4.0000%, 10/1/45	27,705,893	29,321,944
4.5000%, 10/1/45	36,209,420	39,379,794
4.5000%, 10/1/45	18,615,942	20,348,574
3.5000%, 12/1/45	9,360,556	9,642,189
4.0000%, 12/1/45	12,850,950	13,657,169
3.5000%, 1/1/46	26,895,087	27,706,949
3.5000%, 1/1/46	23,060,051	23,756,874
4.0000%, 1/1/46	6,195,871	6,568,641
4.0000%, 1/1/46	5,597,323	5,934,388
4.5000%, 2/1/46	32,487,783	35,335,140
4.5000%, 2/1/46	12,009,926	13,053,327
4.0000%, 4/1/46	17,175,419	18,203,245
4.5000%, 4/1/46	16,157,281	17,683,614
4.0000%, 5/1/46	20,391,464	21,623,503
4.0000%, 6/1/46	6,378,644	6,764,295
4.5000%, 6/1/46	33,195,155	36,032,479
3.5000%, 7/1/46	17,270,765	17,793,099
3.5000%, 7/1/46	17,251,900	17,727,951
4.0000%, 7/1/46	6,991,887	7,414,600
4.5000%, 7/1/46	46,386,287	50,416,251
4.5000%, 7/1/46	13,201,155	14,379,571
4.5000%, 7/1/46	11,204,536	12,109,106
4.5000%, 9/1/46	3,011,872	3,282,918
4.0000%, 10/1/46	4,694,148	4,964,270
4.0000%, 11/1/46	5,196,776	5,525,622
4.5000%, 11/1/46	21,098,795	22,998,266
4.5000%, 11/1/46	4,149,111	4,497,031
4.0000%, 1/1/47	6,797,628	7,248,308
4.5000%, 2/1/47	16,949,052	18,340,996
3.5000%, 5/1/56	7,176,471	7,315,483
		1,428,542,381
Freddie Mac Gold Pool:
3.5000%, 7/1/29	6,823,801	7,121,038
3.5000%, 9/1/29	6,159,879	6,428,619
8.0000%, 4/1/32	2,478,091	3,064,613
5.5000%, 10/1/36	3,870,350	4,390,640
5.5000%, 4/1/40	7,528,136	8,435,557
6.0000%, 4/1/40	3,754,657	4,369,434
5.5000%, 5/1/41	6,119,051	6,789,751
5.5000%, 8/1/41	11,719,535	13,457,000
5.5000%, 8/1/41	11,092,390	12,593,744
5.0000%, 3/1/42	9,589,249	10,633,806
3.5000%, 2/1/44	11,906,153	12,211,633
4.5000%, 5/1/44	9,316,021	10,099,698
5.0000%, 7/1/44	3,424,921	3,785,847
4.0000%, 8/1/44	3,051,450	3,233,572
4.5000%, 9/1/44	36,941,855	40,270,826
4.5000%, 6/1/45	18,516,919	20,191,495
4.0000%, 2/1/46	7,314,205	7,757,648
4.5000%, 2/1/46	17,754,638	19,363,567
4.5000%, 2/1/46	11,528,435	12,543,408
4.5000%, 5/1/46	9,478,546	10,337,525
4.5000%, 6/1/46	11,323,526	12,320,716
3.5000%, 7/1/46	34,576,276	35,611,188
4.0000%, 7/1/46	18,463,765	19,486,345
		284,497,670

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae I Pool:
5.1000%, 1/15/32	$8,510,585	$9,710,837
7.5000%, 8/15/33	8,060,075	9,425,735
4.9000%, 10/15/34	9,773,836	11,118,979
5.5000%, 9/15/35	2,306,391	2,648,917
5.5000%, 6/15/39	13,994,575	15,884,259
5.5000%, 8/15/39	9,111,117	10,568,152
5.5000%, 8/15/39	6,109,521	7,091,043
5.0000%, 9/15/39	9,974,756	10,973,833
5.0000%, 9/15/39	4,467,664	4,926,926
5.0000%, 10/15/39	3,079,513	3,403,019
5.0000%, 11/15/39	5,565,214	6,117,941
5.0000%, 1/15/40	1,748,284	1,922,160
5.0000%, 5/15/40	7,238,719	8,013,921
5.0000%, 5/15/40	1,991,694	2,215,378
5.0000%, 5/15/40	691,590	770,880
5.0000%, 7/15/40	5,729,067	6,299,824
5.0000%, 7/15/40	1,801,637	1,981,282
4.5000%, 9/15/40	6,375,815	6,891,058
5.0000%, 2/15/41	5,652,402	6,234,990
5.0000%, 4/15/41	2,031,554	2,234,531
4.5000%, 5/15/41	12,770,030	14,245,308
4.5000%, 5/15/41	6,628,326	7,169,673
5.0000%, 5/15/41	2,081,248	2,315,990
4.5000%, 7/15/41	5,961,685	6,689,969
4.5000%, 7/15/41	1,844,589	2,007,297
4.5000%, 8/15/41	15,347,949	16,752,166
5.0000%, 9/15/41	3,370,007	3,774,426
5.0000%, 11/15/43	13,002,368	14,616,897
4.5000%, 5/15/44	7,668,837	8,311,612
5.0000%, 6/15/44	10,607,986	11,850,851
5.0000%, 6/15/44	6,283,134	7,005,242
5.0000%, 7/15/44	4,793,051	5,342,205
4.0000%, 1/15/45	33,969,713	36,103,691
4.0000%, 4/15/45	8,057,945	8,701,388
4.0000%, 7/15/46	26,887,440	28,973,090
4.5000%, 8/15/46	38,182,023	41,323,059
		343,616,529
Ginnie Mae II Pool:
6.0000%, 11/20/34	3,200,204	3,695,719
6.0000%, 1/20/39	1,440,211	1,632,325
7.0000%, 5/20/39	684,590	812,017
5.0000%, 6/20/41	7,712,618	8,368,265
6.0000%, 12/20/41	2,548,916	2,907,069
5.5000%, 1/20/42	4,157,571	4,585,066
6.0000%, 1/20/42	1,574,167	1,801,452
6.0000%, 2/20/42	2,312,236	2,655,683
6.0000%, 3/20/42	1,501,449	1,718,318
6.0000%, 4/20/42	6,098,514	6,996,062
3.5000%, 5/20/42	4,793,075	4,991,339
5.5000%, 5/20/42	4,848,739	5,368,638
6.0000%, 5/20/42	4,097,988	4,622,341
5.5000%, 7/20/42	7,361,702	8,133,770
6.0000%, 7/20/42	1,591,765	1,784,041
6.0000%, 8/20/42	1,700,661	1,957,665
6.0000%, 9/20/42	1,821,736	2,065,750
6.0000%, 11/20/42	1,535,187	1,757,027
6.0000%, 2/20/43	2,102,487	2,405,022
4.0000%, 3/20/43	5,956,176	6,389,043
5.0000%, 12/20/44	10,925,272	12,262,543
5.0000%, 9/20/45	4,180,789	4,705,247
4.0000%, 10/20/45	16,254,790	17,429,841
		109,044,243
Total Mortgage-Backed Securities (cost $2,186,815,404)		2,165,700,823
United States Treasury Notes/Bonds – 16.6%
1.1250%, 2/28/19	67,128,000	66,970,652
1.6250%, 3/15/20	9,477,000	9,509,952
1.1250%, 2/28/21†	156,597,000	152,773,841
1.2500%, 3/31/21	151,024,000	147,885,570
2.2500%, 4/30/21	42,787,000	43,537,441
1.8750%, 2/28/22	26,242,000	26,182,536
2.1250%, 2/29/24	94,667,000	94,134,498
2.0000%, 11/15/26	300,678,000	290,389,100
2.2500%, 2/15/27	138,813,000	137,023,562

Shares or Principal Amounts		Value
United States Treasury Notes/Bonds – (continued)
3.6250%, 2/15/44	$63,250,400	$70,457,467
3.1250%, 8/15/44	52,953,800	53,967,389
3.0000%, 11/15/44	28,758,500	28,619,194
2.2500%, 8/15/46	26,643,000	22,540,404
2.8750%, 11/15/46	317,335,000	308,015,206
Total United States Treasury Notes/Bonds (cost $1,442,810,863)		1,452,006,812
Preferred Stocks – 1.0%
Banks – 0.4%
Citigroup Capital XIII, 7.4090%	.1,291,103	34,407,895
Capital Markets – 0.3%
Morgan Stanley, 6.8750%	431,928	12,180,370
Morgan Stanley, 7.1250%	529,163	15,414,518
		27,594,888
Consumer Finance – 0.3%
Discover Financial Services, 6.5000%	942,751	24,464,388
Industrial Conglomerates – 0%
General Electric Co, 4.7000%	84,678	2,173,684
Total Preferred Stocks (cost $83,706,778)		88,640,855
Investment Companies – 1.8%
Money Markets – 1.8%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£ (cost $155,212,962)	155,212,962	155,212,962
Total Investments (total cost $8,741,340,476) – 100.5%		8,785,844,827
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(46,234,520)
Net Assets – 100%		$8,739,610,307

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$8,212,250,353	93.5%
Belgium	107,894,074	1.2
Netherlands	90,842,104	1.0
United Kingdom	64,497,569	0.8
Taiwan	55,336,844	0.6
Canada	53,508,690	0.6
Ireland	42,706,104	0.5
France	35,833,314	0.4
Australia	26,451,461	0.3
Brazil	22,635,628	0.3
Israel	22,460,388	0.3
Germany	19,799,586	0.2
Switzerland	18,897,606	0.2
Italy	10,951,106	0.1
Luxembourg	1,780,000	0.0

Total	$8,785,844,827	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2017 is $1,307,368,100, which represents 15.0% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2017, is $57,633,413.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of March 31, 2017.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Janus Cash Liquidity Fund LLC
136,206,796	3,988,443,309	(3,969,437,143)	155,212,962	$—	$505,245	$155,212,962

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2017)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$15,632,105	$15,587,643	0.2%

The Fund has registration rights for certain restricted securities held as of March 31, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$524,575,189	$-
Bank Loans and Mezzanine Loans	-	455,770,625	-
Corporate Bonds	-	3,943,937,561	-
Mortgage-Backed Securities	-	2,165,700,823	-
United States Treasury Notes/Bonds	-	1,452,006,812	-
Preferred Stocks	-	88,640,855	-
Investment Companies	-	155,212,962	-
Total Assets	$-	$8,785,844,827	$-

Organization and Significant Accounting Policies

Janus Flexible Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks to obtain maximum total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 8,747,540,818	$111,957,937	$(73,653,928)	$ 38,304,009

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the consummation of the Merger may cause the investment advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post- Merger Advisory Agreements, among other proposals, to Fund shareholders for approval.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s other than the following:

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreements

At the Meeting, shareholders of the Fund approved the respective Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

Janus Global Allocation Fund - Conservative

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Investment Companies£ – 99.8%
Alternative Funds – 5.6%
Janus Diversified Alternatives Fund - Class N Shares	.1,266,894	$12,808,298
Equity Funds – 44.3%
INTECH International Managed Volatility Fund - Class N Shares	756,963	6,025,423
INTECH U.S. Managed Volatility Fund - Class N Shares	592,864	6,017,568
Janus Adaptive Global Allocation Fund - Class N Shares	1,161,101	11,866,449
Janus Asia Equity Fund - Class I Shares	173,241	1,756,667
Janus Contrarian Fund - Class I Shares	209,055	4,164,382
Janus Emerging Markets Fund - Class I Shares	767,066	6,880,582
Janus Enterprise Fund - Class N Shares	50,216	5,137,608
Janus Forty Fund - Class N Shares	82,678	2,633,278
Janus Global Real Estate Fund - Class I Shares	423,401	4,479,587
Janus Global Research Fund - Class I Shares	78,884	5,413,814
Janus Global Select Fund - Class I Shares	396,098	5,608,753
Janus Overseas Fund - Class N Shares	454,135	12,711,246
Janus Triton Fund - Class N Shares	186,831	4,779,126
Perkins International Value Fund - Class N Shares	730,355	7,661,422
Perkins Large Cap Value Fund - Class N Shares	524,885	8,429,648
Perkins Mid Cap Value Fund - Class N Shares	188,198	3,218,190
Perkins Small Cap Value Fund - Class N Shares	216,772	4,894,704
		101,678,447
Fixed Income Funds – 49.9%
Janus Flexible Bond Fund - Class N Shares	1,344,059	13,857,249
Janus Global Bond Fund - Class N Shares	9,283,516	86,429,537
Janus Short-Term Bond Fund - Class N Shares	4,694,603	14,177,702
		114,464,488
Total Investments (total cost $223,752,172) – 99.8%		228,951,233
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		473,487
Net Assets – 100%		$229,424,720

Notes to Schedule of Investments (unaudited)

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

INTECH International Managed Volatility Fund - Class I Shares
1,411,533	8,114	(1,419,647)	—	$(2,074)	$—	$—
INTECH International Managed Volatility Fund - Class N Shares
—	1,355,366	(598,403)	756,963	(18,439)	193,458	6,025,423
INTECH U.S. Managed Volatility Fund - Class N Shares
1,896,553	40,798	(1,344,487)	592,864	4,342,017	255,993	6,017,568
Janus Adaptive Global Allocation Fund - Class N Shares
1,351,175	24,649	(214,723)	1,161,101	12,677	138,855	11,866,449
Janus Asia Equity Fund - Class I Shares
—	176,174	(2,933)	173,241	206	—	1,756,667
Janus Contrarian Fund - Class I Shares
—	212,591	(3,536)	209,055	(523)	—	4,164,382
Janus Diversified Alternatives Fund - Class N Shares
1,167,086	290,774	(190,966)	1,266,894	37,529	321,695	12,808,298
Janus Emerging Markets Fund - Class I Shares
—	780,041	(12,975)	767,066	659	—	6,880,582

Janus Enterprise Fund - Class N Shares
—	51,065	(849)	50,216	(481)	—	5,137,608
Janus Flexible Bond Fund - Class N Shares
1,651,143	46,818	(353,902)	1,344,059	33,867	355,152	13,857,249
Janus Forty Fund - Class N Shares
76,776	18,580	(12,678)	82,678	(180,318)	—	2,633,278
Janus Fund - Class N Shares
118,863	6,932	(125,795)	—	924,786	17,998	—
Janus Global Bond Fund - Class N Shares
10,277,570	650,361	(1,644,415)	9,283,516	(967,511)	(505,701)(1)	86,429,537
Janus Global Real Estate Fund - Class I Shares
477,839	23,219	(77,657)	423,401	(21,873)	180,169	4,479,587
Janus Global Research Fund - Class I Shares
85,879	6,729	(13,724)	78,884	145,688	45,189	5,413,814
Janus Global Select Fund - Class I Shares
217,110	217,044	(38,056)	396,098	81,096	32,164	5,608,753
Janus International Equity Fund - Class N Shares
1,802,663	45,869	(1,848,532)	—	2,638,729	349,576	—
Janus Overseas Fund - Class N Shares
150,963	332,673	(29,501)	454,135	(422,297)	51,702	12,711,246
Janus Short-Term Bond Fund - Class N Shares
5,815,094	106,227	(1,226,718)	4,694,603	(59,469)	185,299	14,177,702
Janus Triton Fund - Class N Shares
280,248	9,616	(103,033)	186,831	606,024	14,658	4,779,126
Perkins International Value Fund - Class N Shares
—	742,700	(12,345)	730,355	688	—	7,661,422
Perkins Large Cap Value Fund - Class N Shares
1,235,840	109,371	(820,326)	524,885	622,769	393,003	8,429,648
Perkins Mid Cap Value Fund - Class N Shares
—	191,386	(3,188)	188,198	(379)	—	3,218,190
Perkins Small Cap Value Fund - Class N Shares
157,175	86,170	(26,573)	216,772	(24,260)	21,230	4,894,704

Total				$7,749,111	$2,050,440	$228,951,233

(1) During the Fund’s current reporting period, a portion of the prior year distributions it received from this underlying fund was determined to be tax return of capital distributions. The negative amount disclosed was originally recorded as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current reporting period.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$12,808,298	$-	$-
Equity Funds	101,678,447	-	-
Fixed Income Funds	114,464,488	-	-
Total Assets	$228,951,233	$-	$-

Organization and Significant Accounting Policies

Janus Global Allocation Fund - Conservative (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 40% to equity investments, 55% to fixed-income securities and money market instruments, and 5% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janus.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 225,521,241	$12,728,146	$ (9,298,154)	$ 3,429,992

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the consummation of the Merger may cause the investment advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post- Merger Advisory Agreements, among other proposals, to Fund shareholders for approval.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreements

At the Meeting, shareholders of the Fund approved the respective Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

Janus Global Allocation Fund - Growth

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Investment Companies£ – 99.6%
Alternative Funds – 5.7%
Janus Diversified Alternatives Fund - Class N Shares	.1,358,166	$13,731,063
Equity Funds – 83.8%
INTECH International Managed Volatility Fund - Class N Shares	1,657,339	13,192,419
INTECH U.S. Managed Volatility Fund - Class N Shares	1,320,435	13,402,411
Janus Adaptive Global Allocation Fund - Class N Shares	1,210,991	12,376,330
Janus Asia Equity Fund - Class I Shares	363,881	3,689,749
Janus Contrarian Fund - Class I Shares	439,941	8,763,633
Janus Emerging Markets Fund - Class I Shares	1,709,488	15,334,108
Janus Enterprise Fund - Class N Shares	108,490	11,099,585
Janus Forty Fund - Class N Shares	182,120	5,800,533
Janus Global Real Estate Fund - Class I Shares	902,217	9,545,452
Janus Global Research Fund - Class I Shares	175,404	12,037,949
Janus Global Select Fund - Class I Shares	804,372	11,389,902
Janus Overseas Fund - Class N Shares	932,866	26,110,933
Janus Triton Fund - Class N Shares	361,119	9,237,415
Perkins International Value Fund - Class N Shares	1,466,601	15,384,645
Perkins Large Cap Value Fund - Class N Shares	1,105,482	17,754,035
Perkins Mid Cap Value Fund - Class N Shares	423,522	7,242,229
Perkins Small Cap Value Fund - Class N Shares	445,850	10,067,292
		202,428,620
Fixed Income Funds – 10.1%
Janus Global Bond Fund - Class N Shares	2,613,408	24,330,826
Total Investments (total cost $215,603,042) – 99.6%		240,490,509
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		1,021,130
Net Assets – 100%		$241,511,639

Notes to Schedule of Investments (unaudited)

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

INTECH International Managed Volatility Fund - Class I Shares
2,948,897	4,493	(2,953,390)	—	$997	$—	$—
INTECH International Managed Volatility Fund - Class N Shares
—	2,922,338	(1,264,999)	1,657,339	161,691	426,381	13,192,419
INTECH U.S. Managed Volatility Fund - Class N Shares
2,598,670	60,417	(1,338,652)	1,320,435	2,768,781	370,065	13,402,411
Janus Adaptive Global Allocation Fund - Class N Shares
1,292,700	25,768	(107,477)	1,210,991	6,464	140,153	12,376,330
Janus Asia Equity Fund - Class I Shares
140,974	236,266	(13,359)	363,881	4,623	18,086	3,689,749
Janus Contrarian Fund - Class I Shares
283,163	181,801	(25,023)	439,941	(20,708)	21,095	8,763,633
Janus Diversified Alternatives Fund - Class N Shares
1,255,654	208,911	(106,399)	1,358,166	15,889	365,144	13,731,063
Janus Emerging Markets Fund - Class I Shares
1,077,518	726,484	(94,514)	1,709,488	(41,769)	93,546	15,334,108
Janus Enterprise Fund - Class N Shares
66,756	47,622	(5,888)	108,490	74,464	13,685	11,099,585
Janus Forty Fund - Class N Shares
240,270	16,301	(74,451)	182,120	(1,105,405)	—	5,800,533

Janus Global Bond Fund - Class N Shares
3,355,681	77,173	(819,446)	2,613,408	(562,659)	(165,318)(1)	24,330,826
Janus Global Real Estate Fund - Class I Shares
1,043,081	53,500	(194,364)	902,217	(42,017)	407,869	9,545,452
Janus Global Research Fund - Class I Shares
88,717	94,709	(8,022)	175,404	101,649	49,230	12,037,949
Janus Global Select Fund - Class I Shares
319,844	514,709	(30,181)	804,372	68,486	49,968	11,389,902
Janus International Equity Fund - Class N Shares
3,077,922	83,343	(3,161,265)	—	6,215,230	629,457	—
Janus Overseas Fund - Class N Shares
359,278	607,734	(34,146)	932,866	(460,406)	129,752	26,110,933
Janus Triton Fund - Class N Shares
259,333	124,320	(22,534)	361,119	19,506	14,305	9,237,415
Janus Twenty Fund - Class D Shares
54,301	1,742	(56,043)	—	488,242	34,229	—
Perkins International Value Fund - Class N Shares
—	1,476,949	(10,348)	1,466,601	545	—	15,384,645
Perkins Large Cap Value Fund - Class N Shares
1,551,324	146,005	(591,847)	1,105,482	(692,742)	520,467	17,754,035
Perkins Mid Cap Value Fund - Class N Shares
310,455	140,663	(27,596)	423,522	(111,301)	99,069	7,242,229
Perkins Small Cap Value Fund - Class N Shares
279,529	191,062	(24,741)	445,850	(6,245)	39,835	10,067,292

Total				$6,883,315	$3,257,018	$240,490,509

(1) During the Fund’s current reporting period, a portion of the prior year distributions it received from this underlying fund was determined to be tax return of capital distributions. The negative amount disclosed was originally recorded as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current reporting period.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$13,731,063	$-	$-
Equity Funds	202,428,620	-	-
Fixed Income Funds	24,330,826	-	-
Total Assets	$240,490,509	$-	$-

Organization and Significant Accounting Policies

Janus Global Allocation Fund - Growth (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on growth of capital with a secondary emphasis on income. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janus.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 217,865,083	$26,238,253	$ (3,612,827)	$ 22,625,426

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the consummation of the Merger may cause the investment advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post- Merger Advisory Agreements, among other proposals, to Fund shareholders for approval.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreements

At the Meeting, shareholders of the Fund approved the respective Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

Janus Global Allocation Fund - Moderate

Schedule of Investments (unaudited)

March 31, 2017

Shares		Value
Investment Companies£ – 99.7%
Alternative Funds – 8.7%
Janus Diversified Alternatives Fund - Class N Shares	.2,179,183	$22,031,545
Equity Funds – 63.0%
INTECH International Managed Volatility Fund - Class N Shares	1,210,668	9,636,914
INTECH U.S. Managed Volatility Fund - Class N Shares	961,834	9,762,615
Janus Adaptive Global Allocation Fund - Class N Shares	1,272,529	13,005,246
Janus Asia Equity Fund - Class I Shares	285,174	2,891,663
Janus Contrarian Fund - Class I Shares	343,863	6,849,749
Janus Emerging Markets Fund - Class I Shares	1,318,327	11,825,391
Janus Enterprise Fund - Class N Shares	81,907	8,379,860
Janus Forty Fund - Class N Shares	134,899	4,296,546
Janus Global Real Estate Fund - Class I Shares	687,920	7,278,192
Janus Global Research Fund - Class I Shares	126,571	8,686,540
Janus Global Select Fund - Class I Shares	637,246	9,023,397
Janus Overseas Fund - Class N Shares	744,530	20,839,389
Janus Triton Fund - Class N Shares	291,039	7,444,782
Perkins International Value Fund - Class N Shares	1,194,438	12,529,651
Perkins Large Cap Value Fund - Class N Shares	841,667	13,517,175
Perkins Mid Cap Value Fund - Class N Shares	305,463	5,223,414
Perkins Small Cap Value Fund - Class N Shares	360,620	8,142,798
		159,333,322
Fixed Income Funds – 28.0%
Janus Global Bond Fund - Class N Shares	6,767,484	63,005,276
Janus Short-Term Bond Fund - Class N Shares	2,607,829	7,875,645
		70,880,921
Total Investments (total cost $236,861,260) – 99.7%		252,245,788
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		746,244
Net Assets – 100%		$252,992,032

Notes to Schedule of Investments (unaudited)

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

INTECH International Managed Volatility Fund - Class I Shares
2,551,800	12,703	(2,564,503)	—	$(3,110)	$—	$—
INTECH International Managed Volatility Fund - Class N Shares
—	2,474,415	(1,263,747)	1,210,668	125,783	357,885	9,636,914
INTECH U.S. Managed Volatility Fund - Class N Shares
2,564,676	52,857	(1,655,699)	961,834	4,517,154	354,256	9,762,615
Janus Adaptive Global Allocation Fund - Class N Shares
1,436,715	24,645	(188,831)	1,272,529	10,907	151,087	13,005,246
Janus Asia Equity Fund - Class I Shares
77,093	220,164	(12,083)	285,174	4,896	9,592	2,891,663
Janus Contrarian Fund - Class I Shares
163,963	203,429	(23,529)	343,863	22,519	11,848	6,849,749
Janus Diversified Alternatives Fund - Class N Shares
2,124,883	338,238	(283,938)	2,179,183	53,497	599,351	22,031,545
Janus Emerging Markets Fund - Class I Shares
750,882	671,901	(104,456)	1,318,327	(37,214)	63,225	11,825,391
Janus Enterprise Fund - Class N Shares
—	82,632	(725)	81,907	(499)	—	8,379,860

Janus Forty Fund - Class N Shares
151,146	9,627	(25,874)	134,899	(404,173)	—	4,296,546
Janus Fund - Class N Shares
141,153	8,223	(149,376)	—	1,630,463	21,861	—
Janus Global Bond Fund - Class N Shares
7,164,521	550,930	(947,967)	6,767,484	(372,043)	(354,634)(1)	63,005,276
Janus Global Real Estate Fund - Class I Shares
727,785	57,306	(97,171)	687,920	5,059	281,287	7,278,192
Janus Global Research Fund - Class I Shares
56,532	78,148	(8,109)	126,571	106,971	30,427	8,686,540
Janus Global Select Fund - Class I Shares
195,365	471,694	(29,813)	637,246	65,397	29,603	9,023,397
Janus International Equity Fund - Class N Shares
2,651,172	65,388	(2,716,560)	—	4,504,267	525,866	—
Janus Overseas Fund - Class N Shares
287,765	499,038	(42,273)	744,530	(442,527)	100,797	20,839,389
Janus Short-Term Bond Fund - Class N Shares
3,828,531	64,695	(1,285,397)	2,607,829	(64,407)	121,922	7,875,645
Janus Triton Fund - Class N Shares
307,084	24,709	(40,754)	291,039	63,436	16,431	7,444,782
Janus Twenty Fund - Class D Shares
70,982	2,095	(73,077)	—	506,432	43,398	—
Perkins International Value Fund - Class N Shares
—	1,205,018	(10,580)	1,194,438	574	—	12,529,651
Perkins Large Cap Value Fund - Class N Shares
1,627,394	144,984	(930,711)	841,667	5,204	529,593	13,517,175
Perkins Mid Cap Value Fund - Class N Shares
—	308,167	(2,704)	305,463	(370)	—	5,223,414
Perkins Small Cap Value Fund - Class N Shares
321,220	82,651	(43,251)	360,620	(2,291)	44,402	8,142,798

Total				$10,295,925	$2,938,197	$252,245,788

(1) During the Fund’s current reporting period, a portion of the prior year distributions it received from this underlying fund was determined to be tax return of capital distributions. The negative amount disclosed was originally recorded as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current reporting period.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$22,031,545	$-	$-
Equity Funds	159,333,322	-	-
Fixed Income Funds	70,880,921	-	-
Total Assets	$252,245,788	$-	$-

Organization and Significant Accounting Policies

Janus Global Allocation Fund - Moderate (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janus.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 238,775,296	$20,420,834	$ (6,950,342)	$ 13,470,492

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the consummation of the Merger may cause the investment advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post- Merger Advisory Agreements, among other proposals, to Fund shareholders for approval.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreements

At the Meeting, shareholders of the Fund approved the respective Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

Janus Global Bond Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 10.4%
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	$391,000		$396,280
BHMS 2014-ATLS Mortgage Trust, 3.8300%, 7/5/33 (144A)‡	1,388,000		1,368,872
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	201,115		203,495
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	891,713		892,100
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	717,728		665,724
GS Mortgage Securities Corp II, 3.4357%, 12/10/27 (144A)‡	680,000		666,299
GSCCRE Commercial Mortgage Trust 2015-HULA, 5.3122%, 8/15/32 (144A)‡	1,415,000		1,422,944
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
3.6622%, 7/15/36 (144A)‡	133,000		133,830
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
5.4122%, 7/15/36 (144A)‡	403,000		407,528
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	310,000		300,788
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	79,117		79,157
Merlin Aviation Holdings DAC, 4.5000%, 12/15/32 (144A)Ç	1,258,327		1,229,818
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21,
1.1500%, 3/15/48 (144A)‡,¤	3,805,077		241,542
Nemus II Arden PLC, 0.5881%, 2/15/20‡	62,885	GBP	77,168
Residential Mortgage Securities 28 Plc, 1.9939%, 6/15/46‡	1,579,000	GBP	1,981,189
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	433,000		438,813
SCL - Scandinavian Consumer Loans IV, 3.5900%, 1/15/37‡	16,100,000	NOK	1,877,110
Shenton Aircraft Investment I Ltd, 4.7500%, 10/15/42 (144A)	1,411,648		1,437,808
Starwood Retail Property Trust 2014-STAR, 4.1622%, 11/15/27 (144A)‡	3,330,900		3,189,955
Starwood Retail Property Trust 2014-STAR, 5.0622%, 11/15/27 (144A)‡	439,000		417,229
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	605,955		614,266
Trinity Square 2015-1 PLC, 2.0566%, 7/15/51‡	1,325,000	GBP	1,623,497
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	2,469,914		2,485,342
Wells Fargo Commercial Mortgage Trust 2015-LC22, 1.1848%, 9/15/58 (144A)‡,¤	5,366,682		433,415
Wells Fargo Commercial Mortgage Trust 2015-LC22, 1.1848%, 9/15/58 (144A)‡,¤	2,117,691		157,750
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	1,369,150		1,375,508
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $25,390,226)			24,117,427
Bank Loans and Mezzanine Loans – 0.5%
Communications – 0.3%
Charter Communications Operating LLC, 3.2322%, 1/15/24‡	658,350		661,187
Consumer Non-Cyclical – 0.2%
Quintiles IMS Inc, 3.1468%, 3/7/24‡	430,567		433,904
Total Bank Loans and Mezzanine Loans (cost $1,086,311)			1,095,091
Corporate Bonds – 31.8%
Banking – 5.8%
Ally Financial Inc, 3.6000%, 5/21/18	631,000		638,888
Australia & New Zealand Banking Group Ltd, 3.2500%, 6/3/20	1,581,000	AUD	1,222,956
Bank of America Corp, 4.4500%, 3/3/26	658,000		674,743
Citigroup Inc, 2.4846%, 9/1/23‡	530,000		544,999
Citizens Financial Group Inc, 4.3000%, 12/3/25	703,000		724,492
Commonwealth Bank of Australia, 3.2500%, 1/17/22	1,610,000	AUD	1,231,898
First Republic Bank/CA, 4.6250%, 2/13/47	250,000		248,872
Intesa Sanpaolo SpA, 5.0170%, 6/26/24 (144A)	1,380,000		1,298,104
Morgan Stanley, 5.0000%, 9/30/21	3,365,000	AUD	2,740,389
Morgan Stanley, 4.8750%, 11/1/22	251,000		271,359
Santander UK PLC, 5.0000%, 11/7/23 (144A)	612,000		637,680
UBS AG, 5.1250%, 5/15/24	1,175,000		1,203,341
UBS Group Funding Jersey Ltd, 3.0000%, 4/15/21 (144A)	1,350,000		1,352,213
US Bancorp, 2.3750%, 7/22/26	543,000		507,748
			13,297,682
Basic Industry – 1.0%
Anglo American Capital PLC, 4.8750%, 5/14/25 (144A)	1,168,000		1,190,776
ArcelorMittal, 6.1250%, 6/1/25#	542,000		601,620
ArcelorMittal, 7.7500%, 10/15/39	498,000		565,230
			2,357,626
Brokerage – 2.2%
E*TRADE Financial Corp, 5.3750%, 11/15/22	328,000		343,577
E*TRADE Financial Corp, 4.6250%, 9/15/23	1,118,000		1,145,391
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
5.8750%, 3/15/22 (144A)	533,000		548,660
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	577,000		515,975
Raymond James Financial Inc, 5.6250%, 4/1/24	1,677,000		1,886,221

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Brokerage – (continued)
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	$588,000		$602,879
			5,042,703
Capital Goods – 2.9%
Arconic Inc, 5.1250%, 10/1/24	1,375,000		1,420,375
Arconic Inc, 5.9500%, 2/1/37	568,000		566,580
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	305,000		307,959
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.6250%, 5/15/23 (144A)	1,126,000		1,134,445
Ball Corp, 4.3750%, 12/15/23†	1,078,000	EUR	1,272,311
CNH Industrial Capital LLC, 3.6250%, 4/15/18	633,000		640,121
Silgan Holdings Inc, 3.2500%, 3/15/25	1,085,000	EUR	1,151,632
Vulcan Materials Co, 7.0000%, 6/15/18	247,000		261,436
			6,754,859
Communications – 4.2%
Altice Financing SA, 6.5000%, 1/15/22 (144A)	1,238,000		1,297,412
Cellnex Telecom SA, 2.3750%, 1/16/24	1,100,000	EUR	1,182,434
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.9080%, 7/23/25	1,104,000		1,165,745
CSC Holdings LLC, 10.1250%, 1/15/23 (144A)	990,000		1,148,400
Deutsche Telekom International Finance BV, 2.2250%, 1/17/20 (144A)	1,218,000		1,214,501
SFR Group SA, 6.0000%, 5/15/22 (144A)	1,262,000		1,307,748
Sirius XM Radio Inc, 5.2500%, 8/15/22 (144A)	606,000		626,453
Telecom Italia Capital SA, 7.7210%, 6/4/38	1,022,000		1,131,865
Telecom Italia SpA/Milano, 2.5000%, 7/19/23	553,000	EUR	596,315
			9,670,873
Consumer Cyclical – 3.2%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	804,000		823,095
DR Horton Inc, 3.7500%, 3/1/19†	493,000		505,203
Ford Motor Credit Co LLC, 1.6840%, 9/8/17	1,224,000		1,223,701
Ford Motor Credit Co LLC, 3.5880%, 6/2/20	2,882,000	AUD	2,219,165
General Motors Co, 4.8750%, 10/2/23	640,000		682,728
General Motors Financial Co Inc, 3.1000%, 1/15/19	603,000		612,684
Levi Strauss & Co, 3.3750%, 3/15/27 (144A)	450,000	EUR	481,215
ZF North America Capital Inc, 4.5000%, 4/29/22 (144A)	700,000		728,875
			7,276,666
Consumer Non-Cyclical – 2.1%
Actavis Funding SCS, 3.0000%, 3/12/20	925,000		940,190
Anheuser-Busch InBev Finance Inc, 3.3000%, 2/1/23	686,000		698,108
Constellation Brands Inc, 4.7500%, 12/1/25	38,000		40,929
Constellation Brands Inc, 3.7000%, 12/6/26	259,000		258,709
HCA Inc, 5.2500%, 6/15/26	539,000		564,656
Kraft Heinz Foods Co, 2.8000%, 7/2/20	448,000		453,989
Kraft Heinz Foods Co, 3.5000%, 7/15/22	385,000		393,332
Kraft Heinz Foods Co, 3.0000%, 6/1/26	122,000		114,636
Newell Brands Inc, 3.1500%, 4/1/21	180,000		184,137
Newell Brands Inc, 5.3750%, 4/1/36	121,000		135,822
Tenet Healthcare Corp, 7.5000%, 1/1/22 (144A)	543,000		586,440
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26#	639,000		588,784
			4,959,732
Electric – 0.1%
Dominion Resources Inc/VA, 2.0000%, 8/15/21	161,000		156,188
Energy – 3.2%
Anadarko Petroleum Corp, 4.8500%, 3/15/21	360,000		385,077
Anadarko Petroleum Corp, 5.5500%, 3/15/26#	438,000		486,039
Helmerich & Payne International Drilling Co, 4.6500%, 3/15/25	1,458,000		1,515,633
Marathon Oil Corp, 5.9000%, 3/15/18	1,161,000		1,201,867
MPLX LP, 4.8750%, 6/1/25	1,155,000		1,209,732
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27 (144A)	1,155,000		1,206,229
TOTAL SA, 2.2500%†,µ	992,000	EUR	1,060,220
TOTAL SA, 2.6250%µ	299,000	EUR	305,542
			7,370,339
Finance Companies – 0.4%
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	362,000		376,480
Park Aerospace Holdings Ltd, 5.5000%, 2/15/24 (144A)	446,000		463,840
			840,320
Industrial – 1.2%
Hutchison Whampoa International 12 II Ltd, 2.0000%, 11/8/17 (144A)	300,000		300,236
Kennedy Wilson Europe Real Estate Plc, 3.9500%, 6/30/22†	873,000	GBP	1,149,176
Kennedy Wilson Europe Real Estate Plc, 3.2500%, 11/12/25	1,200,000	EUR	1,333,483
			2,782,895
Insurance – 0.4%
WellCare Health Plans Inc, 5.2500%, 4/1/25	813,000		838,406

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Mortgage Assets – 1.9%
Nordea Hypotek AB, 1.0000%, 4/8/22	20,800,000	SEK	$2,350,001
Stadshypotek AB, 4.5000%, 9/21/22†	16,000,000	SEK	2,130,524
			4,480,525
Real Estate Investment Trusts (REITs) – 0.5%
CyrusOne LP / CyrusOne Finance Corp, 5.0000%, 3/15/24 (144A)	$575,000		590,813
CyrusOne LP / CyrusOne Finance Corp, 5.3750%, 3/15/27 (144A)	575,000		580,750
			1,171,563
Technology – 2.7%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24 (144A)	412,000		414,947
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27 (144A)	1,059,000		1,065,676
Cadence Design Systems Inc, 4.3750%, 10/15/24	712,000		714,084
Fidelity National Information Services Inc, 4.5000%, 10/15/22	454,000		484,423
Seagate HDD Cayman, 4.7500%, 1/1/25	715,000		700,253
Seagate HDD Cayman, 4.8750%, 6/1/27	202,000		189,090
Trimble Inc, 4.7500%, 12/1/24	1,367,000		1,414,656
Verisk Analytics Inc, 5.8000%, 5/1/21	620,000		686,716
Verisk Analytics Inc, 5.5000%, 6/15/45	579,000		628,607
			6,298,452
Total Corporate Bonds (cost $73,263,053)			73,298,829
Foreign Government Bonds – 43.9%
Argentina Treasury Bill, 0%, 6/16/17◊	674,000		668,071
Argentina Treasury Bill, 0%, 9/15/17◊	1,771,000		1,733,993
Argentine Republic Government International Bond, 5.6250%, 1/26/22 (144A)	1,213,000		1,242,112
Australia Government Bond, 2.7500%, 10/21/19	1,712,000	AUD	1,337,115
Australia Government Bond, 5.7500%, 5/15/21	6,611,000	AUD	5,774,960
Australia Government Bond, 4.2500%, 4/21/26	2,070,000	AUD	1,783,452
Brazil Notas do Tesouro Nacional Serie F, 10.0000%, 1/1/19	3,900,000	BRL	1,256,748
Brazil Notas do Tesouro Nacional Serie F, 10.0000%, 1/1/27	7,630,000	BRL	2,432,364
Bundesrepublik Deutschland, 0.2500%, 2/15/27	2,171,000	EUR	2,299,034
Bundesrepublik Deutschland, 2.5000%, 7/4/44	429,000	EUR	610,603
Canadian Government Bond, 0.7500%, 3/1/21	3,263,000	CAD	2,428,122
Canadian Government Bond, 1.5000%, 6/1/23	9,208,000	CAD	6,996,473
Colombian TES, 7.5000%, 8/26/26	8,707,900,000	COP	3,187,829
Denmark Government Bond, 1.7500%, 11/15/25	14,455,000	DKK	2,326,499
Denmark Government Bond, 0.5000%, 11/15/27	16,319,000	DKK	2,308,614
Finland Government Bond, 0.5000%, 4/15/26 (144A)	1,083,000	EUR	1,160,560
French Republic Government Bond OAT, 2.7500%, 10/25/27	915,000	EUR	1,139,028
French Republic Government Bond OAT, 3.2500%, 5/25/45	405,000	EUR	550,329
Indonesia Treasury Bond, 8.2500%, 7/15/21	44,443,000,000	IDR	3,502,601
Indonesia Treasury Bond, 7.0000%, 5/15/27	16,070,000,000	IDR	1,200,154
Italy Buoni Poliennali Del Tesoro, 4.7500%, 9/1/21	915,000	EUR	1,141,781
Italy Buoni Poliennali Del Tesoro, 1.2000%, 4/1/22	1,077,000	EUR	1,154,668
Italy Buoni Poliennali Del Tesoro, 2.2000%, 6/1/27	1,652,000	EUR	1,747,183
Italy Buoni Poliennali Del Tesoro, 4.0000%, 2/1/37	945,000	EUR	1,165,999
Italy Buoni Poliennali Del Tesoro, 2.7000%, 3/1/47 (144A)	627,000	EUR	598,695
Japan Government Five Year Bond, 0.1000%, 9/20/21	261,950,000	JPY	2,378,353
Japan Government Thirty Year Bond, 0.5000%, 9/20/46	186,200,000	JPY	1,528,911
Japan Government Twenty Year Bond, 0.5000%, 9/20/36	245,300,000	JPY	2,154,656
Mexican Bonos, 5.0000%, 12/11/19	37,477,000	MXN	1,914,001
New Zealand Government Bond, 5.0000%, 3/15/19	12,061,000	NZD	8,907,207
New Zealand Government Bond, 3.0000%, 4/15/20	1,550,000	NZD	1,106,611
New Zealand Government Bond, 5.5000%, 4/15/23	2,805,000	NZD	2,258,340
Norway Government Bond, 3.7500%, 5/25/21 (144A)	26,067,000	NOK	3,383,024
Norway Government Bond, 2.0000%, 5/24/23 (144A)	28,027,000	NOK	3,421,264
Portugal Obrigacoes do Tesouro OT, 4.7500%, 6/14/19 (144A)	3,955,000	EUR	4,600,067
Provincia de Cordoba, 7.4500%, 9/1/24 (144A)	1,220,000		1,236,726
Republic of Poland Government Bond, 1.5000%, 4/25/20	9,528,000	PLN	2,343,838
Republic of South Africa Government Bond, 8.0000%, 12/21/18	58,246,000	ZAR	4,370,232
Spain Government Bond, 4.8000%, 1/31/24 (144A)	444,000	EUR	593,116
Spain Government Bond, 3.8000%, 4/30/24 (144A)	3,725,000	EUR	4,718,894
Spain Government Bond, 5.7500%, 7/30/32	729,000	EUR	1,141,986
United Kingdom Gilt, 3.7500%, 9/7/21	1,673,000	GBP	2,410,752
United Kingdom Gilt, 4.7500%, 12/7/30	1,040,000	GBP	1,853,250
United Kingdom Gilt, 3.2500%, 1/22/44	634,000	GBP	1,043,620
Total Foreign Government Bonds (cost $102,734,718)			101,111,835
Inflation-Indexed Bonds – 7.7%
Japanese Government CPI Linked Bond, 0.1000%, 3/10/26	1,494,004,500	JPY	14,150,298
United States Treasury Inflation Indexed Bonds, 0.6250%, 1/15/26ÇÇ	1,145,449		1,166,547
United States Treasury Inflation Indexed Bonds, 0.1250%, 7/15/26ÇÇ	1,186,106		1,157,467
United States Treasury Inflation Indexed Bonds, 1.0000%, 2/15/46ÇÇ	1,181,468		1,199,778
Total Inflation-Indexed Bonds (cost $17,499,923)			17,674,090
United States Treasury Notes/Bonds – 3.9%
1.6250%, 5/15/26	714,000		669,598

Shares or Principal Amounts		Value
United States Treasury Notes/Bonds – (continued)
2.0000%, 11/15/26	$705,000	$680,876
3.5000%, 2/15/39	745,000	819,703
2.5000%, 2/15/45	898,000	806,656
2.8750%, 8/15/45	1,209,000	1,172,069
2.2500%, 8/15/46	1,232,000	1,042,292
2.8750%, 11/15/46	2,672,000	2,591,632
3.0000%, 2/15/47	1,154,000	1,149,266
Total United States Treasury Notes/Bonds (cost $8,910,595)		8,932,092
Investment Companies – 1.7%
Investments Purchased with Cash Collateral from Securities Lending – 0.6%
Janus Cash Collateral Fund LLC, 0.6842%ºº,£	.1,295,155	1,295,155
Money Markets – 1.1%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£	2,657,000	2,657,000
Total Investment Companies (cost $3,952,155)		3,952,155
Total Investments (total cost $232,836,981) – 99.9%		230,181,519
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		265,636
Net Assets – 100%		$230,447,155

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$78,137,753	34.0%
Japan	20,212,218	8.8
United Kingdom	13,300,591	5.8
New Zealand	12,272,158	5.3
Australia	11,350,381	4.9
Canada	10,247,690	4.5
Italy	8,834,610	3.8
Spain	7,636,430	3.3
Norway	6,804,288	3.0
Sweden	6,357,635	2.8
Argentina	4,880,902	2.1
Germany	4,853,013	2.1
Indonesia	4,702,755	2.0
Denmark	4,635,113	2.0
Portugal	4,600,067	2.0
South Africa	4,370,232	1.9
France	4,362,867	1.9
Brazil	3,689,112	1.6
Colombia	3,187,829	1.4
Switzerland	2,555,554	1.1
Luxembourg	2,464,262	1.1
Poland	2,343,838	1.0
Ireland	2,282,724	1.0
Mexico	1,914,001	0.8
Cayman Islands	1,437,808	0.6
Finland	1,160,560	0.5
Belgium	698,108	0.3
Israel	588,784	0.3
Hong Kong	300,236	0.1

Total	$230,181,519	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Australian Dollar	5/16/17	17,024,000	$12,992,049	$43,262
British Pound	5/16/17	1,189,000	1,490,994	(12,294)
Canadian Dollar	5/16/17	12,566,000	9,456,404	(58,629)
Colombian Peso	5/16/17	2,664,476,000	921,417	(4,529)
Danish Krone	5/16/17	32,731,000	4,705,505	36,462
Euro	5/16/17	(2,199,000)	(2,350,468)	(19,175)
Japanese Yen	5/16/17	(826,132,000)	(7,435,027)	(25,010)
Mexican Peso	5/16/17	(8,077,000)	(428,461)	2,544
Mexican Peso	5/16/17	(41,281,000)	(2,189,836)	(6,640)
New Zealand Dollar	5/16/17	6,945,000	4,861,047	15,892
Norwegian Krone	5/16/17	26,528,000	3,092,546	23,757
Swedish Krona	5/16/17	6,767,000	757,069	6,001

			25,873,239	1,641
Barclays Capital, Inc.:
Euro	5/15/17	(4,971,000)	(5,313,132)	(43,578)
Japanese Yen	5/15/17	(290,709,000)	(2,616,234)	5,939
Japanese Yen	5/15/17	(133,403,000)	(1,200,559)	(2,975)
Norwegian Krone	5/15/17	29,337,000	3,419,971	21,727
Swedish Krona	5/15/17	(207,000)	(23,157)	(192)

			(5,733,111)	(19,079)
Citibank NA:
British Pound	5/17/17	(560,000)	(702,252)	6,676
Euro	5/17/17	(3,091,000)	(3,304,078)	(25,810)
Indian Rupee	5/17/17	(139,135,000)	(2,129,523)	(5,759)
Japanese Yen	5/17/17	(178,717,000)	(1,608,474)	(3,419)
Korean Won	5/17/17	(1,295,215,000)	(1,160,119)	(3,910)
Mexican Peso	5/17/17	(43,991,000)	(2,333,213)	11,935
New Zealand Dollar	5/17/17	3,674,000	2,571,483	6,049
Swedish Krona	5/17/17	(7,528,000)	(842,253)	(7,130)

			(9,508,429)	(21,368)
HSBC Securities (USA), Inc.:
Brazilian Real	5/18/17	(2,352,000)	(743,384)	(3,995)
British Pound	5/18/17	83,000	104,086	(985)
Indian Rupee	5/18/17	(310,170,000)	(4,746,636)	(13,493)
Japanese Yen	5/18/17	(180,374,000)	(1,623,443)	(2,838)
New Zealand Dollar	5/18/17	5,631,000	3,941,095	8,286
South African Rand	5/18/17	30,421,000	2,251,375	61,351

			(816,907)	48,326
Total			$9,814,792	$9,520

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2017 is $56,108,756, which represents 24.3% of net assets.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of

March 31, 2017, is $4,396,485.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of March 31, 2017.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of March 31, 2017.

#	Loaned security; a portion of the security is on loan at March 31, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Janus Cash Collateral Fund LLC	—	6,629,813	(5,334,658)	1,295,155	$—	$396(1)	$1,295,155
Janus Cash Liquidity Fund LLC	7,485,071	180,134,255	(184,962,326)	2,657,000	—	23,249	2,657,000

Total					$—	$23,645	$3,952,155
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2017)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$667,624	$665,724	0.3%

The Fund has registration rights for certain restricted securities held as of March 31, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$24,117,427	$-
Bank Loans and Mezzanine Loans	-	1,095,091	-
Corporate Bonds	-	73,298,829	-
Foreign Government Bonds	-	101,111,835	-
Inflation-Indexed Bonds	-	17,674,090	-
United States Treasury Notes/Bonds	-	8,932,092	-
Investment Companies	-	3,952,155	-

Total Investments in Securities	$-	$230,181,519	$-
Other Financial Instruments(a):
Forward Currency Contracts	-	249,881	-
Total Assets	$-	$230,431,400	$-
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$240,361	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Global Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2017 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period ended March 31, 2017, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $45,769,866 and $68,624,454, respectively.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in foreign currency contracts.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 234,894,003	$ 892,051	$ (5,604,535)	$ (4,712,484)

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the consummation of the Merger may cause the investment advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post- Merger Advisory Agreements, among other proposals, to Fund shareholders for approval.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreements

At the Meeting, shareholders of the Fund approved the respective Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

Janus Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 7.0%
Alternative Loan Trust 2003-4CB, 5.7500%, 4/25/33	$13,855,395	$13,816,640
Alternative Loan Trust 2006-14CB, 6.0000%, 6/25/36	920,338	793,948
Alternative Loan Trust 2006-45T1, 5.5000%, 2/25/37	696,099	517,239
Alternative Loan Trust 2006-45T1, 6.0000%, 2/25/37	3,252,352	2,542,350
Alternative Loan Trust 2006-4CB, 5.5000%, 4/25/36	1,668,724	1,564,286
Alternative Loan Trust 2006-5T2, 6.0000%, 4/25/36	2,136,966	1,661,674
Alternative Loan Trust 2007-22, 6.1183%, 9/25/37‡,¤	6,570,446	1,693,497
Alternative Loan Trust 2007-9T1, 5.5000%, 5/25/22	439,580	310,711
Banc of America Alternative Loan Trust 2005-9, 6.0000%, 10/25/35	5,322,856	4,344,327
Banc of America Funding 2005-5 Trust, 5.5000%, 9/25/35	443,975	435,685
Banc of America Funding 2006-7 Trust, 6.0000%, 9/25/36‡	1,282,228	1,194,844
Banc of America Funding 2007-2 Trust, 4.8891%, 3/25/37‡	1,347,348	1,324,252
Banc of America Mortgage 2007-1 Trust, 5.7500%, 1/25/37	31,933	27,546
Banc of America Mortgage Trust 2004-5, 4.7500%, 6/25/19	77,012	77,364
Bear Stearns ALT-A Trust 2005-4, 3.3291%, 5/25/35‡	2,707,650	2,039,685
CHL Mortgage Pass-Through Trust 2006-13, 6.2500%, 9/25/36	2,631,695	2,217,007
Credit-Based Asset Servicing & Securitization LLC, 5.0620%, 9/25/32Ç	133,654	130,313
CSMC Mortgage-Backed Trust 2006-9, 6.0000%, 11/25/36	8,899,495	8,342,551
Equity One Mortgage Pass-Through Trust 2003-4, 4.8492%, 10/25/34Ç	245,306	218,513
Fannie Mae REMICS, 5.6183%, 6/25/38‡,¤	20,832,828	2,232,490
Fannie Mae REMICS, 4.7183%, 2/25/39‡,¤	3,000,232	383,783
Fannie Mae REMICS, 5.0183%, 3/25/39‡,¤	30,803,581	3,312,987
Fannie Mae REMICS, 5.0683%, 5/25/39‡,¤	22,180,546	2,208,288
Fannie Mae REMICS, 5.5683%, 5/25/39‡,¤	35,406,397	3,847,100
Fannie Mae REMICS, 5.1683%, 3/25/40‡,¤	12,372,809	1,518,918
Fannie Mae REMICS, 3.7683%, 5/25/40‡,¤	44,778,807	4,705,854
Fannie Mae REMICS, 4.7883%, 6/25/40‡,¤	2,115,839	315,662
Fannie Mae REMICS, 5.5683%, 7/25/42‡,¤	12,854,272	2,291,543
Fannie Mae REMICS, 5.1683%, 11/25/42‡,¤	11,518,770	2,249,679
Fannie Mae REMICS, 5.1683%, 7/25/43‡,¤	25,043,908	3,802,016
Fannie Mae REMICS, 4.6183%, 5/25/45‡,¤	34,498,695	5,320,499
First Horizon Mortgage Pass-Through Trust 2004-7, 5.5000%, 1/25/35	90,429	92,236
Freddie Mac REMICS, 5.5878%, 8/15/35‡,¤	7,072,722	1,167,230
Freddie Mac REMICS, 5.1378%, 4/15/39‡,¤	13,154,133	1,345,314
Freddie Mac REMICS, 5.1378%, 5/15/39‡,¤	11,469,685	1,265,763
Freddie Mac REMICS, 5.7378%, 11/15/40‡,¤	17,089,404	2,009,203
Freddie Mac REMICS, 5.6378%, 3/15/41‡,¤	1,592,715	205,798
Freddie Mac REMICS, 5.6378%, 5/15/42‡,¤	7,660,390	1,487,798
Freddie Mac REMICS, 5.2378%, 12/15/44‡,¤	15,308,307	3,191,969
Government National Mortgage Association, 3.5000%, 12/20/39¤	22,494,773	1,595,210
Government National Mortgage Association, 5.6217%, 12/20/39‡,¤	11,585,861	1,358,347
Government National Mortgage Association, 5.1717%, 4/20/43‡,¤	532,573	78,218
Government National Mortgage Association, 4.6717%, 10/20/45‡,¤	8,870,051	1,237,822
GSR Mortgage Loan Trust 2005-9F, 6.0000%, 1/25/36	789,149	666,435
GSR Mortgage Loan Trust 2006-7F, 6.2500%, 8/25/36	858,946	624,794
IndyMac INDA Mortgage Loan Trust 2006-AR1, 3.1123%, 8/25/36‡	1,171,161	1,112,792
JP Morgan Mortgage Trust 2005-S3, 5.5000%, 1/25/36	1,975,410	1,714,330
JP Morgan Mortgage Trust 2005-S3, 5.7500%, 1/25/36	3,667,634	3,066,551
JP Morgan Mortgage Trust 2007-S1, 6.0000%, 3/25/37	1,955,353	1,604,174
MASTR Alternative Loan Trust 2004-6, 6.0000%, 7/25/34	6,258,183	6,195,056
Morgan Stanley Mortgage Loan Trust 2006-11, 6.0000%, 8/25/36	5,045,351	4,574,079
Morgan Stanley Mortgage Loan Trust 2006-17XS, 5.5771%, 10/25/46Ç	1,647,767	786,322
Morgan Stanley Mortgage Loan Trust 2006-2, 5.2500%, 2/25/21	562,018	539,733
NACC Reperforming Loan REMIC Trust 2004-R1, 7.5000%, 3/25/34 (144A)	244,647	225,075
Ownit Mortgage Loan Trust Series 2006-2, 5.6329%, 1/25/37Ç	401,301	398,733
Reperforming Loan REMIC Trust 2004-R1, 6.5000%, 11/25/34 (144A)	160,602	160,601
Residential Asset Securitization Trust 2005-A15, 6.0000%, 2/25/36	753,395	573,128
Residential Asset Securitization Trust 2007-A1, 6.0000%, 3/25/37	5,368,070	3,462,466
RFMSI Series 2006-S10 Trust, 5.5000%, 10/25/21	1,931,150	1,908,087
Structured Asset Securities Corp Trust 2005-14, 1.2817%, 7/25/35‡	1,053,247	834,984
WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust,
2.8723%, 8/25/36‡	2,274,503	2,043,842
WaMu Mortgage Pass-Through Certificates Series 2007-HY5 Trust,
2.4921%, 5/25/37‡	6,741,246	5,630,626
Wells Fargo Mortgage Backed Securities 2007-8 Trust, 6.0000%, 7/25/37	3,463,668	2,496,816
Wells Fargo Mortgage Loan 2010-RR2 Trust, 5.5000%, 4/27/35 (144A)	9,386,056	9,253,408
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $145,904,284)		138,348,191

Shares or Principal Amounts		Value
Corporate Bonds – 67.9%
Banking – 22.0%
ABN AMRO Bank NV, 2.1000%, 1/18/19 (144A)	$16,436,000	$16,440,175
Ally Financial Inc, 3.2500%, 9/29/17	8,666,000	8,698,497
Ally Financial Inc, 6.2500%, 12/1/17	13,778,000	14,139,810
Ally Financial Inc, 3.2500%, 2/13/18†	74,615,000	75,103,728
Ally Financial Inc, 3.6000%, 5/21/18†	47,803,000	48,400,537
Ally Financial Inc, 3.2500%, 11/5/18	2,944,000	2,964,255
Ally Financial Inc, 8.0000%, 12/31/18	5,790,000	6,253,200
American Express Bank FSB, 1.1814%, 6/12/17‡	3,947,000	3,948,003
American Express Credit Corp, 1.3700%, 6/5/17‡	11,128,000	11,130,882
Astoria Financial Corp, 5.0000%, 6/19/17	3,916,000	3,931,037
Bank of America Corp, 1.5846%, 5/2/17‡	7,986,000	7,987,046
Bank of America Corp, 5.7000%, 5/2/17	1,553,000	1,558,109
Bank of America Corp, 1.6623%, 8/25/17‡	3,214,000	3,219,647
Bank of America Corp, 6.0000%, 9/1/17	2,850,000	2,901,214
Bank of America NA, 1.4584%, 5/8/17‡	5,537,000	5,539,409
Bank of America NA, 1.4312%, 6/15/17‡	4,115,000	4,115,650
Barclays Bank PLC, 6.0500%, 12/4/17 (144A)	11,307,000	11,602,508
Capital One Bank USA NA, 1.3000%, 6/5/17	1,500,000	1,499,955
Capital One NA/Mclean VA, 1.5000%, 9/5/17	550,000	549,728
China Merchants Bank Co Ltd/Hong Kong, 2.3750%, 6/12/17	3,000,000	3,001,686
Citigroup Inc, 1.5540%, 5/1/17‡	2,801,000	2,802,031
Citigroup Inc, 1.7540%, 11/24/17‡	325,000	326,073
Credit Suisse AG/New York NY, 1.3750%, 5/26/17	1,890,000	1,890,297
Credit Suisse AG/New York NY, 1.5423%, 5/26/17‡	4,000,000	4,002,596
Deutsche Bank AG/London, 1.5240%, 5/30/17‡	1,314,000	1,314,099
Discover Financial Services, 6.4500%, 6/12/17	8,336,000	8,406,423
Goldman Sachs Group Inc, 1.7201%, 5/22/17‡	28,134,000	28,157,126
Goldman Sachs Group Inc, 1.7250%, 6/5/17†,‡	28,101,000	28,126,038
HSBC Bank USA NA/New York NY, 6.0000%, 8/9/17	2,205,000	2,237,449
Intesa Sanpaolo SpA, 3.8750%, 1/16/18	1,800,000	1,824,295
JPMorgan Chase Bank NA, 1.6018%, 9/21/18‡	4,746,000	4,760,622
Lloyds Banking Group PLC, 3.1000%, 7/6/21	800,000	806,491
Morgan Stanley, 5.9500%, 12/28/17	4,613,000	4,756,280
Morgan Stanley, 1.7387%, 1/5/18‡	1,300,000	1,304,378
National Australia Bank Ltd, 1.3000%, 6/30/17 (144A)	4,000,000	4,001,640
Sumitomo Mitsui Banking Corp, 1.5000%, 1/18/18	1,152,000	1,150,790
Sumitomo Mitsui Banking Corp, 1.6948%, 10/19/18‡	11,964,000	11,996,590
SunTrust Banks Inc, 2.3500%, 11/1/18	2,000,000	2,012,750
Synovus Financial Corp, 5.1250%, 6/15/17	1,902,000	1,913,887
Toronto-Dominion Bank/NY, 1.6250%, 3/13/18	54,858,000	54,925,530
UBS AG/Stamford CT, 1.3750%, 8/14/17	1,100,000	1,100,307
Wachovia Corp, 1.4012%, 6/15/17‡	7,230,000	7,232,711
Wachovia Corp, 5.7500%, 6/15/17	5,547,000	5,595,459
Wells Fargo & Co, 1.3640%, 6/2/17‡	13,019,000	13,022,125
Wells Fargo & Co, 1.3662%, 9/8/17‡	1,098,600	1,099,658
Wells Fargo Bank NA, 1.6517%, 9/7/17‡	4,159,000	4,167,767
		431,918,488
Basic Industry – 1.4%
Ashland LLC, 3.8750%, 4/15/18†	8,325,000	8,449,875
Freeport-McMoRan Inc, 2.3000%, 11/14/17	1,371,000	1,364,145
Potash Corp of Saskatchewan Inc, 3.2500%, 12/1/17	17,917,000	18,082,929
		27,896,949
Capital Goods – 1.2%
Case New Holland Industrial, Inc., 7.8750%, 12/1/17	1,229,597	1,272,633
Martin Marietta Materials Inc, 2.2522%, 6/30/17‡	936,000	937,533
Stanley Black & Decker Inc, 2.4510%, 11/17/18†	7,846,000	7,927,230
Textron Inc, 5.6000%, 12/1/17†	12,851,000	13,174,254
		23,311,650
Communications – 4.3%
Cablevision Systems Corp, 8.6250%, 9/15/17	7,200,000	7,398,000
CenturyLink Inc, 6.0000%, 4/1/17	15,717,000	15,717,000
CenturyLink Inc, 5.1500%, 6/15/17	8,150,000	8,207,050
DISH DBS Corp, 4.2500%, 4/1/18	3,996,000	4,062,214
Qwest Corp, 6.5000%, 6/1/17	22,669,000	22,782,526
Time Warner Cable LLC, 5.8500%, 5/1/17	2,703,000	2,711,304
Verizon Communications Inc, 1.5062%, 6/9/17†,‡	23,774,000	23,787,409
		84,665,503
Consumer Cyclical – 11.5%
Dillard's Inc, 6.6250%, 1/15/18	3,578,000	3,677,315
Dillard's Inc, 7.1300%, 8/1/18	6,668,000	7,081,816
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
10.5000%, 7/1/19 (144A)†	12,512,000	12,199,200
DR Horton Inc, 4.7500%, 5/15/17	1,817,000	1,823,027

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Ford Motor Credit Co LLC, 3.0000%, 6/12/17	$13,325,000	$13,362,710
Ford Motor Credit Co LLC, 6.6250%, 8/15/17†	17,852,000	18,172,979
Ford Motor Credit Co LLC, 1.6262%, 9/8/17†,‡	29,357,000	29,376,845
Ford Motor Credit Co LLC, 1.6840%, 9/8/17	9,213,000	9,210,752
Ford Motor Credit Co LLC, 1.6700%, 12/6/17‡	4,380,000	4,383,149
Ford Motor Credit Co LLC, 1.7240%, 12/6/17†	23,116,000	23,115,306
Ford Motor Credit Co LLC, 1.9493%, 1/9/18‡	5,000,000	5,018,875
Ford Motor Credit Co LLC, 2.1450%, 1/9/18	11,540,000	11,569,496
Ford Motor Credit Co LLC, 2.5510%, 10/5/18	4,600,000	4,636,239
Ford Motor Credit Co LLC, 2.9430%, 1/8/19	1,044,000	1,058,186
General Motors Financial Co Inc, 2.6250%, 7/10/17	4,917,000	4,930,886
General Motors Financial Co Inc, 4.7500%, 8/15/17†	38,159,000	38,573,979
General Motors Financial Co Inc, 3.0000%, 9/25/17	4,444,000	4,470,095
Harley-Davidson Financial Services Inc, 1.5500%, 11/17/17 (144A)	813,000	812,020
Lennar Corp, 12.2500%, 6/1/17	482,000	489,230
Lennar Corp, 4.7500%, 12/15/17	723,000	731,134
Lennar Corp, 4.5000%, 11/15/19	299,000	307,596
Macy's Retail Holdings Inc, 9.5000%, 4/15/21	67,725	72,149
Meritage Homes Corp, 4.5000%, 3/1/18	3,907,000	3,975,372
PACCAR Financial Corp, 1.2900%, 6/6/17‡	2,435,000	2,435,891
Toll Brothers Finance Corp, 8.9100%, 10/15/17	10,689,000	11,089,837
Volkswagen Group of America Finance LLC, 1.2500%, 5/23/17 (144A)	800,000	799,584
Volkswagen Group of America Finance LLC, 1.6000%, 11/20/17 (144A)	4,522,000	4,516,415
Volkswagen International Finance NV, 2.1250%, 11/20/18 (144A)	4,108,000	4,112,359
Wal-Mart Stores Inc, 5.5240%, 6/1/17Ç	1,048,000	1,054,385
Wesfarmers Ltd, 1.8740%, 3/20/18 (144A)	4,072,000	4,077,334
		227,134,161
Consumer Non-Cyclical – 1.4%
AmerisourceBergen Corp, 1.1500%, 5/15/17	489,000	488,848
Amgen Inc, 1.2500%, 5/22/17	746,000	745,973
Amgen Inc, 1.4301%, 5/22/17‡	95,000	95,046
Constellation Brands Inc, 7.2500%, 5/15/17	10,847,000	10,907,266
Fresenius Medical Care US Finance Inc, 6.8750%, 7/15/17	1,821,000	1,846,039
Molson Coors Brewing Co, 2.0000%, 5/1/17	983,000	983,701
Reynolds American Inc, 2.3000%, 8/21/17	2,605,000	2,612,336
Safeway Inc, 6.3500%, 8/15/17	4,133,000	4,174,330
Tesco PLC, 5.5000%, 11/15/17 (144A)	4,900,000	4,992,791
		26,846,330
Electric – 2.1%
Dominion Resources Inc/VA, 1.6000%, 8/15/19	3,896,000	3,846,875
Duke Energy Corp, 1.3779%, 4/3/17‡	2,452,000	2,452,000
Edison International, 3.7500%, 9/15/17	3,256,000	3,291,223
Enel Finance International NV, 6.2500%, 9/15/17 (144A)	6,564,000	6,695,529
NextEra Energy Capital Holdings Inc, 1.5860%, 6/1/17	4,114,000	4,115,094
Southern Power Co, 1.8500%, 12/1/17†	8,297,000	8,305,280
Talen Energy Supply LLC, 6.5000%, 5/1/18	4,000,000	4,130,000
TransAlta Corp, 1.9000%, 6/3/17	8,234,000	8,234,000
		41,070,001
Energy – 6.0%
Anadarko Holding Co, 7.0500%, 5/15/18	2,248,000	2,366,694
Boardwalk Pipelines LP, 5.2000%, 6/1/18	3,803,000	3,928,906
Canadian Natural Resources Ltd, 5.7000%, 5/15/17	1,691,000	1,698,799
DCP Midstream Operating LP, 2.5000%, 12/1/17	2,031,000	2,025,922
El Paso Natural Gas Co LLC, 5.9500%, 4/15/17	4,910,000	4,915,779
FMC Technologies Inc, 2.0000%, 10/1/17	3,888,000	3,886,694
Kinder Morgan Inc/DE, 7.0000%, 6/15/17†	22,316,000	22,555,228
Lukoil International Finance BV, 6.3560%, 6/7/17 (144A)	4,000,000	4,030,000
Marathon Oil Corp, 6.0000%, 10/1/17†	8,876,000	9,069,932
Marathon Oil Corp, 5.9000%, 3/15/18	784,000	811,597
Marathon Petroleum Corp, 2.7000%, 12/14/18	4,137,000	4,172,607
Murphy Oil Corp, 3.5000%, 12/1/17†	11,571,000	11,571,000
NGPL PipeCo LLC, 7.1190%, 12/15/17 (144A)	3,000,000	3,082,500
Northwest Pipeline LLC, 5.9500%, 4/15/17	7,937,000	7,945,191
ONEOK Partners LP, 2.0000%, 10/1/17	6,097,000	6,104,170
Panhandle Eastern Pipe Line Co LP, 7.0000%, 6/15/18	831,000	872,697
Southern Natural Gas Co LLC, 5.9000%, 4/1/17 (144A)	3,362,000	3,362,000
Spectra Energy Capital LLC, 6.2000%, 4/15/18	4,100,000	4,276,341
Tennessee Gas Pipeline Co LLC, 7.5000%, 4/1/17	15,625,000	15,625,000
Tesoro Corp, 4.2500%, 10/1/17	5,723,000	5,758,769
		118,059,826
Finance Companies – 5.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 2.7500%, 5/15/17	635,000	635,832
Aircastle Ltd, 6.7500%, 4/15/17	21,528,000	21,553,834

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Finance Companies – (continued)
Aviation Capital Group Corp, 4.6250%, 1/31/18 (144A)†	$10,074,000		$10,292,112
CIT Group Inc, 4.2500%, 8/15/17†	32,993,000		33,281,689
CIT Group Inc, 6.6250%, 4/1/18 (144A)	16,767,000		17,458,639
CIT Group Inc, 5.0000%, 5/15/18 (144A)	20,309,000		20,446,086
			103,668,192
Financial Institutions – 0.4%
LeasePlan Corp NV, 3.0000%, 10/23/17 (144A)	325,000		326,851
LeasePlan Corp NV, 2.8750%, 1/22/19 (144A)	8,120,000		8,154,031
			8,480,882
Government Guarantee – 0.2%
Eksportfinans ASA, 5.5000%, 6/26/17	4,050,000		4,077,321
Insurance – 1.9%
Aetna Inc, 1.5000%, 11/15/17	2,848,000		2,847,482
Aetna Inc, 1.7562%, 12/8/17†,‡	19,436,000		19,509,760
American International Group Inc, 5.8500%, 1/16/18	5,339,000		5,508,700
Kemper Corp, 6.0000%, 5/15/17	6,000,000		6,020,568
Metropolitan Life Global Funding I, 1.3000%, 4/10/17 (144A)	210,000		210,004
Metropolitan Life Global Funding I, 1.3901%, 4/10/17 (144A)‡	3,483,000		3,483,185
			37,579,699
Natural Gas – 0%
Sempra Energy, 2.3000%, 4/1/17	100,000		100,000
Owned No Guarantee – 1.6%
ICBCIL Finance Co Ltd, 2.6000%, 11/13/18 (144A)†	8,164,000		8,186,953
Korea National Oil Corp, 3.1250%, 4/3/17	17,899,000		17,899,000
Petroleos Mexicanos, 5.5000%, 2/4/19	5,723,000		6,009,150
			32,095,103
Real Estate Investment Trusts (REITs) – 0.3%
WEA Finance LLC / Westfield UK & Europe Finance PLC,
1.7500%, 9/15/17 (144A)	5,491,000		5,492,406
Technology – 7.3%
Dell Inc, 5.6500%, 4/15/18	6,921,000		7,145,932
EMC Corp, 1.8750%, 6/1/18†	95,999,000		95,004,601
Fidelity National Information Services Inc, 2.8500%, 10/15/18†	16,459,000		16,685,212
Ingram Micro Inc, 5.2500%, 9/1/17	6,965,000		7,045,118
Jabil Circuit Inc, 8.2500%, 3/15/18	4,492,000		4,747,460
Juniper Networks Inc, 3.1250%, 2/26/19	4,105,000		4,181,800
Pitney Bowes Inc, 4.7500%, 5/15/18	7,701,000		7,914,133
			142,724,256
Transportation – 1.0%
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.7500%, 5/11/17 (144A)	11,375,000		11,400,878
Ryder System Inc, 3.5000%, 6/1/17	3,809,000		3,820,225
Ryder System Inc, 2.5000%, 3/1/18	3,521,000		3,541,925
US Airways 2010-1 Class B Pass Through Trust, 8.5000%, 4/22/17	364,899		366,103
			19,129,131
Total Corporate Bonds (cost $1,332,848,197)			1,334,249,898
Foreign Government Bonds – 5.5%
Argentina Treasury Bill, 0%, 4/17/17◊	42,978,723		42,656,383
Argentina Treasury Bill, 0%, 5/26/17◊	3,796,116		3,773,419
Argentina Treasury Bill, 0%, 6/16/17◊	4,045,059		4,009,475
Argentina Treasury Bill, 0%, 7/17/17◊	1,000,000		984,790
Argentina Treasury Bill, 0%, 8/25/17◊	1,865,145		1,831,673
Argentine Republic Government International Bond, 8.7500%, 6/2/17	18,189,000		18,389,079
Argentine Republic Government International Bond, 6.2500%, 4/22/19 (144A)	19,261,000		20,339,616
Provincia de Buenos Aires/Argentina, 5.7500%, 6/15/19 (144A)	4,477,000		4,625,636
Provincia de Cordoba, 12.3750%, 8/17/17	10,500,000		10,783,710
Total Foreign Government Bonds (cost $106,441,517)			107,393,781
Inflation-Indexed Bonds – 1.9%
Mexican Udibonos, 4.5000%, 12/4/25 (cost $40,084,615)	.652,702,153	MXN	37,935,839
Common Stocks – 3.4%
Chemicals – 1.9%
Valspar Corp	329,986		36,608,647
Food & Staples Retailing – 0.1%
Rite Aid Corp*	567,435		2,411,599
Food Products – 0.8%
WhiteWave Foods Co*	286,652		16,095,510
Insurance – 0.1%
Fidelity & Guaranty Life	38,299		1,064,712
Mortgage Real Estate Investment Trusts (REITs) – 0.5%
AGNC Investment Corp	306,438		6,095,052
Annaly Capital Management Inc	381,962		4,243,598
			10,338,650
Total Common Stocks (cost $67,493,654)			66,519,118

Shares or Principal Amounts		Value
Investment Companies – 1.8%
Closed-End Funds – 0.7%
Duff & Phelps Global Utility Income Fund Inc	.83,476	$1,357,320
Nuveen Build America Bond Fund	337,750	7,058,975
Nuveen Build America Bond Opportunity Fund	216,132	4,674,935
Nuveen Preferred Income Opportunities Fund	51,947	509,600
		13,600,830
Exchange-Traded Funds (ETFs) – 1.1%
iShares US Preferred Stock	549,567	21,268,243
Total Investment Companies (cost $35,627,010)		34,869,073
Commercial Paper – 9.2%
Abbey National Treasury Services PLC/Stamford CT, 0%, 4/24/17◊	$26,487,000	26,470,437
CenterPoint Energy Inc, 0%, 5/1/17 (144A)◊	10,000,000	9,989,305
Danske Corp, 0%, 4/24/17 (144A)◊	47,310,000	47,274,455
Danske Corp, 0%, 5/2/17 (144A)◊	14,689,000	14,674,076
DCAT LLC, 0%, 4/7/17◊	7,873,000	7,871,224
Export-Import Bank of Korea, 0%, 5/24/17◊	1,000,000	998,605
Ford Motor Credit Co LLC, 0%, 4/3/17 (144A)◊	41,124,000	41,120,316
Ford Motor Credit Co LLC, 0%, 4/24/17 (144A)◊	5,247,000	5,242,918
Ford Motor Credit Co LLC, 0%, 5/8/17 (144A)◊	3,979,000	3,973,872
MetLife Short Term Funding LLC, 0%, 4/24/17 (144A)◊	15,198,000	15,189,013
MetLife Short Term Funding LLC, 0%, 5/8/17 (144A)◊	7,900,000	7,892,153
Total Commercial Paper (cost $180,688,500)		180,696,374
Total Investments (total cost $1,909,087,777) – 96.7%		1,900,012,274
Cash, Receivables and Other Assets, net of Liabilities – 3.3%		65,286,217
Net Assets – 100%		$1,965,298,491

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,528,487,089	80.4%
Argentina	107,393,781	5.7
Canada	82,941,258	4.4
Mexico	43,944,989	2.3
Netherlands	25,556,889	1.3
South Korea	18,897,605	1.0
United Kingdom	18,674,423	1.0
Australia	13,571,380	0.7
Japan	13,147,380	0.7
Germany	12,588,496	0.7
China	11,188,639	0.6
Italy	8,519,824	0.4
Switzerland	6,993,200	0.4
Norway	4,077,321	0.2
Russia	4,030,000	0.2

Total	$1,900,012,274	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.:
Japanese Yen	4/5/17	6,205,000,000	$55,747,792	$(604,931)
Japanese Yen	4/7/17	7,800,000,000	70,084,281	136,203
Japanese Yen	4/17/17	3,608,000,000	32,433,450	(1,044,798)
Mexican Peso	5/3/17	711,700,000	37,833,605	(1,210,919)

			196,099,128	(2,724,445)
Morgan Stanley:
Japanese Yen	4/6/17	2,800,000,000	25,157,297	157,098
Total			$221,256,425	$(2,567,347)

Schedule of Exchange-Traded Written Options
Description	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value
Written Call Options:
10-Year US Treasury Note Future	408	$124.00	4/17	$126,700	$(204,800)	$(331,500)
10-Year US Treasury Note Future	815	125.00	4/17	151,215	(90,738)	(241,953)
Gold Future	671	1,250.00	4/17	369,478	(657,152)	(1,026,630)
	1,894			647,393	(952,690)	(1,600,083)
Written Put Options:
10-Year US Treasury Note Future	408	121.00	4/17	56,714	50,339	(6,375)
10-Year US Treasury Note Future	460	122.00	4/17	78,161	63,786	(14,375)
10-Year US Treasury Note Future	4,477	123.00	4/17	849,928	500,162	(349,766)
Gold Future	671	1,150.00	4/17	241,007	220,877	(20,130)
Gold Future	989	1,200.00	4/17	77,953	(100,067)	(178,020)
US Long Bond Future	406	149.00	4/17	164,280	(26,032)	(190,312)
	7,411			1,468,043	709,065	(758,978)
Total	9,305			$2,115,436	$(243,625)	$(2,359,061)

Schedule of Exchange-Traded Written Options with Variation Margin
Description	Number of Contracts	Exercise Price		Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Written Call Options:
Euro-Bund Future	3,277	162.00	EUR	4/17	$(465,604)	$(70,167)
Euro-Bund Future	406	162.50	EUR	4/17	8,198	8,198
Euro-Bund Future	1,220	163.00	EUR	4/17	(14,448)	(9,166)
Total	4,903				$(471,854)	$(71,135)

Schedule of OTC Written Options
Counterparty	Reference Asset	Number of Contracts	Exercise Price	Expiration Date		Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:
Bank of America	MXN Currency	81,188,418	19.50	MXN	5/17	$608,101	$253,470	$(354,631)
Bank of America	MXN Currency	40,746,510	21.00	MXN	5/17	101,051	91,557	(9,494)
JPMorgan Chase & Co.	MXN Currency	82,384,256	21.00	MXN	5/17	303,998	284,802	(19,196)
JPMorgan Chase & Co.	MXN Currency	82,117,844	22.00	MXN	5/17	219,255	215,888	(3,367)
		286,437,028				1,232,405	845,717	(386,688)
Written Put Options:
JPMorgan Chase & Co.	MXN Currency	81,463,529	18.50	MXN	5/17	313,635	(281,863)	(595,498)
Total		367,900,557				$1,546,040	$563,854	$(982,186)

Schedule of OTC Written Credit Default Swaptions
						Unrealized	Swaptions
Counterparty/		Fixed	Expiration	Notional	Premiums	Appreciation/	Written,
Reference Asset	Description	Rate	Date	Amount	Received	(Depreciation)	at Value

Written Call Swaptions - Buy Protection:
Barclays Capital, Inc.:
CDX NA.HY.S27	Credit Default Swap maturing 12/20/21	5.00%	4/19/17	$163,948,000	$215,879	$15,979	$(199,900)
Citigroup Global Markets:
CDX NA.HY.S27	Credit Default Swap maturing 12/20/21	5.00	4/19/17	92,663,000	33,942	(79,041)	(112,983)
JPMorgan Chase & Co.:
CDX NA.HY.S27	Credit Default Swap maturing 12/20/21	5.00	4/19/17	407,232,000	306,416	(998,734)	(1,305,150)
Morgan Stanley:
CDX NA.HY.S27	Credit Default Swap maturing 12/20/21	5.00	4/19/17	327,753,000	590,233	190,607	(399,626)
					1,146,470	(871,189)	(2,017,659)

						Unrealized	Swaptions
Counterparty/		Fixed	Expiration	Notional	Premiums	Appreciation/	Written,
Reference Asset	Description	Rate	Date	Amount	Received	(Depreciation)	at Value

Written Put Swaptions - Sell Protection:
Barclays Capital, Inc.:
CDX NA.HY.S27	Credit Default Swap maturing 12/20/21	5.00%	4/19/17	$81,919,000	$190,585	$167,377	$(23,208)
Citigroup Global Markets:
CDX NA.HY.S27	Credit Default Swap maturing 12/20/21	5.00	4/19/17	81,213,000	32,160	9,152	(23,008)
JPMorgan Chase & Co.:
CDX NA.HY.S27	Credit Default Swap maturing 12/20/21	5.00	4/19/17	244,154,000	461,528	392,359	(69,169)
CDX NA.HY.S27	Credit Default Swap maturing 12/20/21	5.00	4/19/17	81,209,000	44,218	1,659	(42,559)
Morgan Stanley:
CDX NA.HY.S27	Credit Default Swap maturing 12/20/21	5.00	4/19/17	81,940,000	186,577	163,363	(23,214)
					915,068	733,910	(181,158)

Total					$2,061,538	$(137,279)	$(2,198,817)

Schedule of OTC Credit Default Swaps - Sell Protection(1)
							Outstanding
Counterparty/	S&P				Premiums	Unrealized	Swap Contracts,
Reference Asset Type/	Credit	Fixed	Maturity	Notional	Paid/	Appreciation/	at Value
Reference Asset	Rating	Rate	Date	Amount(2)	(Received)	(Depreciation)	Asset/(Liability)

Barclays Capital, Inc.:
Corporate Bonds
Berkshire Hathaway Inc	AA	1.00%	12/20/19	$4,473,000	$103,511	$(20,183)	$83,328
BNP Paribas:
Foreign Government Bonds
United Mexican States	BBB+	1.00	12/20/17	20,331,000	92,114	31,273	123,387
Citigroup Global Markets:
Corporate Bonds
Berkshire Hathaway Inc	AA	1.00	3/20/20	9,449,000	221,983	(37,469)	184,514
Foreign Government Bonds
United Mexican States	BBB+	1.00	12/20/17	79,289,000	320,826	160,372	481,198
United Mexican States	BBB+	1.00	12/20/17	1,004,000	3,791	2,302	6,093
Goldman Sachs International:
Corporate Bonds
Berkshire Hathaway Inc	AA	1.00	12/20/19	8,574,000	188,932	(29,206)	159,726
Berkshire Hathaway Inc	AA	1.00	3/20/20	12,970,000	264,284	(11,014)	253,270
Morgan Stanley:
Corporate Bonds
Berkshire Hathaway Inc	AA	1.00	3/20/20	17,509,000	358,344	(16,440)	341,904

Total					$1,553,785	$79,635	$1,633,420
(1)

If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2)		If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2017 is $346,135,644, which represents 17.6% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2017, is $449,633,364.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of March 31, 2017.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Janus Cash Liquidity Fund LLC	89,776,613	1,309,264,116	(1,399,040,729)	—	$—	$94,368	$—

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$138,348,191	$-
Corporate Bonds	-	1,334,249,898	-
Foreign Government Bonds	-	107,393,781	-
Inflation-Indexed Bonds	-	37,935,839	-
Common Stocks	66,519,118	-	-
Investment Companies	34,869,073	-	-
Commercial Paper	-	180,696,374	-
Total Investments in Securities	$101,388,191	$1,798,624,083	$-
Other Financial Instruments(a):
Forward Currency Contracts	-	293,301	-
Outstanding Swap Contracts, at Value	-	1,633,420	-
Variation Margin Receivable	-	8,198	-
Total Assets	$101,388,191	$1,800,559,002	$-
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$2,860,648	$-
Options Written, at Value	-	3,341,247	-
Swaptions Written, at Value	-	2,198,817	-

Variation Margin Payable	-	79,333	-
Total Liabilities	$-	$8,480,045	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Global Unconstrained Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks to maximize total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2017 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Fund may invest, directly or indirectly, in various commodity-linked investments that provide exposure to the commodities markets. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2017, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $17,429,389 and $159,934,022, respectively.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Fund purchased commodity futures to increase exposure to commodity risk.

During the period, the Fund sold commodity futures to decrease exposure to commodity risk.

During the period, the Fund sold futures on currency indices to decrease exposure to currency risk.

During the period ended March 31, 2017, the average ending monthly market value amounts on purchased and sold futures contracts are $2,066,716 and $46,613,346, respectively. There were no futures held at March 31, 2017.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased put options on various equity securities for the purpose of decreasing exposure to individual equity risk.

During the period ended March 31, 2017, the average ending monthly market value amounts on purchased put options is $41,199. There were no purchased options held at March 31, 2017.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the period, the Fund wrote call options on bond futures in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund wrote put options on bond futures in order to increase interest rate risk where increasing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund wrote call options on various equity index futures for the purpose of decreasing exposure to broad equity risk and/or generating carry.

During the period, the Fund wrote put options on various equity index futures for the purpose of increasing exposure to broad equity risk and/or generating carry.

During the period, the Fund wrote put options on foreign exchange rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Fund wrote call options on foreign exchange rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Fund wrote call options on commodity futures for the purpose of decreasing exposure to commodity risk and/or generating income.

During the period, the Fund wrote put options on commodity futures for the purpose of increasing exposure to commodity risk and/or generating income.

During the period ended March 31, 2017, the average ending monthly market value amounts on written call and put options are $1,361,611 and $680,520, respectively.

Written option activity for the period ended March 31, 2017 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at June 30, 2016	6,637	$ 2,125,698
Options written	686,658,643	32,444,870
Options closed	(8,203,754)	(3,191,899)
Options expired	(302,456,732)	(26,106,496)
Options exercised	(8,090,029)	(1,610,697)
Options outstanding at March 31, 2017	367,914,765	$ 3,661,476

Options on Swap Contracts (Swaptions)

The Fund may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Fund's exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Fund to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Fund to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Fund to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Fund to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund sold interest rate receiver swaptions (call) in order to gain interest rate volatility exposure and to reduce interest rate exposure.

During the period, the Fund sold credit default receiver swaptions (call) in order to gain credit market volatility exposure and to reduce credit exposure.

During the period, the Fund sold credit default payer swaptions (put) in order to gain credit market volatility exposure and to gain credit exposure.

During the period ended March 31, 2017, the average ending monthly market value amounts on written call and put swaptions are $1,351,192 and $208,498, respectively.

Written swaption activity for the period ended March 31, 2017 is indicated in the table below:

	Notional Amount	Premiums Received
Swaptions outstanding at June 30, 2016	1,085,620,000	$2,317,659
Swaptions written	3,161,588,000	6,596,495
Swaptions closed	(180,877,000)	(623,656)
Swaptions expired	(1,350,505,000)	(3,059,264)
Swaptions exercised	(1,153,795,000)	(3,169,696)
Swaptions outstanding at March 31, 2017	1,562,031,000	$2,061,538

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-

backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the period ended March 31, 2017, the average ending monthly market value amounts on credit default swaps which are long and short the reference asset are $2,432,961 and $(1,995,812), respectively.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the period, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

During the period, the Fund entered into an inflation swap paying a fixed interest rate and receiving a floating rate linked to an inflation index; i.e. actual realized inflation, in order to increase the Fund's exposure to inflation. With higher inflation, the Fund benefits by receiving a higher floating rate, while paying a fixed rate that has not increased.

During the period ended March 31, 2017, the average ending monthly market value amounts on interest rate swaps which are long the reference asset is $636,640. There were no interest rate swaps held at March 31, 2017.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in foreign currency contracts.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,909,612,455	$ 6,379,244	$(15,979,425)	$ (9,600,181)

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the consummation of the Merger may cause the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post- Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

Janus Government Money Market Fund

Schedule of Investments (unaudited)

March 31, 2017

Principal Amounts		Value
U.S. Government Agency Notes – 51.7%
Federal Home Loan Bank Discount Notes:
0.6308%, 4/3/17	$7,400,000	$7,400,000
0.7026%, 4/4/17	5,000,000	4,999,903
0.5317%, 4/5/17	3,000,000	2,999,912
0.6624%, 4/7/17	4,000,000	3,999,707
0.5215%, 4/10/17	3,500,000	3,499,646
0.5418%, 4/17/17	3,400,000	3,399,286
0.5418%, 4/19/17	3,000,000	2,999,280
0.7561%, 4/21/17	3,000,000	2,998,870
0.7530%, 4/24/17	3,000,000	2,998,687
0.5418%, 4/28/17	4,000,000	3,998,499
0.5499%, 5/3/17	3,000,000	2,998,629
0.5021%, 5/5/17	3,000,000	2,998,665
0.7734%, 5/10/17	3,500,000	3,497,230
0.7633%, 5/19/17	3,000,000	2,997,087
0.5520%, 5/25/17	3,000,000	2,997,616
0.5596%, 5/26/17	3,000,000	2,997,536
0.6728%, 5/31/17	5,000,000	4,994,601
0.7888%, 6/9/17	3,000,000	2,995,616
0.6279%, 7/19/17	2,000,000	1,996,282
0.6418%, 7/21/17	3,000,000	2,994,195
0.6127%, 7/26/17	2,500,000	2,495,169
0.6469%, 7/28/17	5,000,000	4,989,621
0.6380%, 8/2/17	3,000,000	2,993,594
0.6469%, 8/4/17	3,000,000	2,993,398
0.6632%, 8/9/17	3,000,000	2,992,957
0.6673%, 8/11/17	2,000,000	1,995,202
0.6827%, 8/18/17	2,000,000	1,994,828
0.7448%, 10/25/17	5,000,000	4,978,916
		96,194,932
FHLMC Multifamily VRD Certificates Taxable:
1.0800%, 1/15/42‡	5,803,369	5,803,244
Total U.S. Government Agency Notes (cost $101,998,176)		101,998,176
Variable Rate Demand Agency Notes‡ – 31.9%
AE REALTY LLC, 0.9600%, 10/1/23	680,000	680,000
Clearwater Solutions LLC, 1.0200%, 9/1/21	790,000	790,000
Cypress Bend Real Estate Development Co LLC, 0.9600%, 4/1/33	9,000,000	9,000,000
Florida Food Products Inc, 0.9600%, 12/1/22	1,940,000	1,940,000
Greer Family LLC, 0.9600%, 8/1/31	3,000,000	3,000,000
Illinois Housing Development Authority, 1.0800%, 5/1/37	390,000	390,000
Irrevocable Trust Agreement John A Thomas & Elizabeth F Thomas,
0.9600%, 12/1/20	2,500,000	2,500,000
Johnson Capital Management LLC, 1.0800%, 6/3/47	3,160,000	3,160,000
Kenneth Rosenthal Irrevocable Life Insurance Trust, 0.9600%, 4/1/36	6,425,000	6,425,000
Lake Nona Trust, 0.9600%, 10/1/44	3,000,000	3,000,000
Mesivta Yeshiva Rabbi Chaim Berlin, 0.9822%, 11/1/35	9,450,000	9,450,000
Mississippi Business Finance Corp, 0.9500%, 9/1/21	1,435,000	1,435,000
Mississippi Business Finance Corp, 1.0000%, 1/1/34	3,255,000	3,255,000
Mississippi Business Finance Corp, 1.0000%, 8/1/34	4,050,000	4,050,000
Mississippi Business Finance Corp, 1.0000%, 12/1/35	3,380,000	3,380,000
Phenix City Downtown Redevelopment Authority, 0.9600%, 2/1/33	3,790,000	3,790,000
Sacramento Redevelopment Agency Successor Agency, 1.0700%, 1/15/36	500,000	500,000
Thomas H Turner Family Irrevocably Trust, 0.9600%, 6/1/20	4,500,000	4,500,000
Tyler Enterprises LLC, 0.9600%, 10/3/22	1,625,000	1,625,000
Total Variable Rate Demand Agency Notes (cost $62,870,000)		62,870,000
Repurchase Agreements(a) – 16.4%
Undivided interest of 21.6% in a joint repurchase agreement (principal amount $150,000,000 with a maturity value of $150,009,625) with RBC Capital Markets Corp., 0.7700%, dated 3/31/17, maturing 4/3/17 to be repurchased at $32,402,079 collateralized by $146,575,098 in U.S. Government Agencies 1.1210% - 6.0000%, 8/1/26 - 4/1/47 with a value of $153,000,000 (cost $32,400,000)	32,400,000	32,400,000
Total Investments (total cost $197,268,176) – 100.0%		197,268,176
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(390)
Net Assets – 100%		$197,267,786

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

‡	The interest rate on variable rate demand agency notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of March 31, 2017.

(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
U.S. Government Agency Notes	$-	$101,998,176	$-
Variable Rate Demand Agency Notes	-	62,870,000	-
Repurchase Agreements	-	32,400,000	-
Total Assets	$-	$197,268,176	$-

Organization and Significant Accounting Policies

Janus Government Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the consummation of the Merger may cause the investment advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post- Merger Advisory Agreements, among other proposals, to Fund shareholders for approval.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreements

At the Meeting, shareholders of the Fund approved the respective Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

Janus High-Yield Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.6%
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
3.3920%, 11/15/43 (144A)	$9,786,404	$8,638,538
JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11,
7.6250%, 4/15/46 (144A)	9,872,315	9,856,469
JP Morgan Chase Commercial Mortgage Securities Trust 2014-DSTY,
3.8046%, 6/10/27 (144A)‡	10,571,000	9,817,500
LB-UBS Commercial Mortgage Trust 2007-C7, 6.2531%, 9/15/45‡	4,527,000	4,490,438
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4830%, 12/15/43‡	8,769,706	8,692,971
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.5130%, 12/15/43‡	12,534,249	12,111,594
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $53,753,239)		53,607,510
Bank Loans and Mezzanine Loans – 5.4%
Asset-Backed Securities – 0.7%
Cosmo Junior Mezz Note A4, 9.3700%, 11/9/19‡	13,610,000	13,610,000
Basic Industry – 1.2%
Blackhawk Mining LLC, 10.6500%, 2/17/22‡	13,819,000	13,404,430
Oxbow Energy Solutions LLC, 8.0000%, 1/17/20‡	12,110,000	12,102,492
		25,506,922
Consumer Cyclical – 1.2%
Casablanca US Holdings Inc, 0%, 2/21/25(a),‡	9,931,000	9,757,207
Delta 2 Lux Sarl, 8.0677%, 7/29/22‡	15,422,400	15,518,790
		25,275,997
Consumer Non-Cyclical – 1.2%
Del Monte Foods Inc, 8.3100%, 8/18/21‡	1,344,000	880,737
Moran Foods LLC, 7.0000%, 12/5/23‡	9,959,000	9,859,410
Serta Simmons Bedding LLC, 9.0384%, 11/8/24‡	15,169,000	15,219,513
		25,959,660
Energy – 0.9%
Chesapeake Energy Corp, 8.5534%, 8/23/21‡	14,922,000	15,873,277
Chief Exploration & Development LLC, 7.9324%, 5/16/21‡	2,150,000	2,090,875
		17,964,152
Real Estate Investment Trusts (REITs) – 0%
DTZ US Borrower LLC, 9.2890%, 11/4/22‡	622,298	620,226
Transportation – 0.2%
International Seaways Inc, 5.7900%, 8/5/19‡	4,037,796	4,025,198
Total Bank Loans and Mezzanine Loans (cost $112,383,591)		112,962,155
Corporate Bonds – 87.0%
Banking – 0.5%
Intesa Sanpaolo SpA, 5.0170%, 6/26/24 (144A)	11,264,000	10,595,538
Basic Industry – 5.7%
Aleris International Inc, 9.5000%, 4/1/21 (144A)	16,420,000	17,651,500
ArcelorMittal, 7.7500%, 10/15/39	14,200,000	16,117,000
Axalta Coating Systems LLC, 4.8750%, 8/15/24 (144A)	4,934,000	5,057,350
CF Industries Inc, 4.9500%, 6/1/43	4,998,000	4,235,805
Coeur Mining Inc, 7.8750%, 2/1/21	831,000	862,163
Ferroglobe PLC / Globe Specialty Metals Inc, 9.3750%, 3/1/22 (144A)	8,020,000	8,380,900
First Quantum Minerals Ltd, 7.5000%, 4/1/25 (144A)	4,518,000	4,563,180
Freeport-McMoRan Inc, 3.8750%, 3/15/23	11,211,000	10,309,860
Grinding Media Inc / MC Grinding Media Canada Inc, 7.3750%, 12/15/23 (144A)	4,734,000	4,970,700
IAMGOLD Corp, 6.7500%, 10/1/20 (144A)	10,478,000	10,831,632
IAMGOLD Corp, 7.0000%, 4/15/25 (144A)	3,826,000	3,787,740
Kaiser Aluminum Corp, 5.8750%, 5/15/24	6,519,000	6,794,037
Kissner Holdings LP / Kissner Milling Co Ltd / BSC Holding Inc / Kissner USA,
8.3750%, 12/1/22 (144A)	5,280,000	5,438,400
Platform Specialty Products Corp, 10.3750%, 5/1/21 (144A)	9,939,000	11,057,137
Platform Specialty Products Corp, 6.5000%, 2/1/22 (144A)	5,036,000	5,224,850
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	2,951,000	3,404,716
		118,686,970
Capital Goods – 7.4%
ADS Tactical Inc, 11.0000%, 4/1/18 (144A)§	37,315,000	37,324,384
Arconic Inc, 5.9500%, 2/1/37	9,778,000	9,753,555
ARD Finance SA, 7.1250%, 9/15/23 (144A)	1,509,000	1,554,270
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
7.2500%, 5/15/24 (144A)	13,144,000	14,064,080
Ball Corp, 5.2500%, 7/1/25	10,107,000	10,700,786
Bombardier Inc, 8.7500%, 12/1/21 (144A)	12,808,000	14,024,760
Engility Corp, 8.8750%, 9/1/24 (144A)	14,186,000	15,019,427
Herc Rentals Inc, 7.5000%, 6/1/22 (144A)	4,894,000	5,199,875

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Herc Rentals Inc, 7.7500%, 6/1/24 (144A)	$5,300,000	$5,644,500
NCI Building Systems Inc, 8.2500%, 1/15/23 (144A)	2,240,000	2,430,400
Ritchie Bros Auctioneers Inc, 5.3750%, 1/15/25 (144A)	6,192,000	6,331,320
Summit Materials LLC / Summit Materials Finance Corp, 8.5000%, 4/15/22	13,577,000	14,985,614
TransDigm Inc, 6.3750%, 6/15/26	5,621,000	5,624,316
Zekelman Industries Inc, 9.8750%, 6/15/23 (144A)	10,694,000	11,950,545
		154,607,832
Communications – 15.6%
Altice Financing SA, 6.6250%, 2/15/23 (144A)	18,193,000	18,920,720
Altice Finco SA, 7.6250%, 2/15/25 (144A)	11,201,000	11,509,027
Altice Luxembourg SA, 7.6250%, 2/15/25 (144A)	4,961,000	5,243,157
Block Communications Inc, 6.8750%, 2/15/25 (144A)	10,667,000	11,307,020
Cablevision Systems Corp, 5.8750%, 9/15/22	12,420,000	12,528,675
CCO Holdings LLC / CCO Holdings Capital Corp, 5.3750%, 5/1/25 (144A)	6,137,000	6,298,096
CCO Holdings LLC / CCO Holdings Capital Corp, 5.5000%, 5/1/26 (144A)	4,811,000	4,979,385
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/27 (144A)	10,522,000	10,594,339
CCO Holdings LLC / CCO Holdings Capital Corp, 5.8750%, 5/1/27 (144A)	5,330,000	5,596,500
Cengage Learning Inc, 9.5000%, 6/15/24 (144A)	6,164,000	5,516,780
CenturyLink Inc, 7.5000%, 4/1/24	17,851,000	18,871,899
Cequel Communications Holdings I LLC / Cequel Capital Corp,
6.3750%, 9/15/20 (144A)	3,525,000	3,626,344
Cequel Communications Holdings I LLC / Cequel Capital Corp,
7.7500%, 7/15/25 (144A)	9,356,000	10,344,227
Clear Channel Worldwide Holdings Inc, 6.5000%, 11/15/22	20,379,000	21,155,847
CSC Holdings LLC, 10.1250%, 1/15/23 (144A)	8,284,000	9,609,440
DISH DBS Corp, 5.8750%, 7/15/22	2,715,000	2,852,433
DISH DBS Corp, 7.7500%, 7/1/26	7,228,000	8,402,550
Frontier Communications Corp, 8.5000%, 4/15/20	6,038,000	6,370,090
Intelsat Jackson Holdings SA, 5.5000%, 8/1/23	4,352,000	3,574,080
Intelsat Jackson Holdings SA, 8.0000%, 2/15/24 (144A)	4,896,000	5,189,760
Level 3 Financing Inc, 5.1250%, 5/1/23	4,894,000	5,004,115
Level 3 Financing Inc, 5.2500%, 3/15/26	4,903,000	4,933,644
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance,
7.8750%, 5/15/24 (144A)	11,454,000	11,081,745
Netflix Inc, 5.7500%, 3/1/24	2,509,000	2,681,368
Netflix Inc, 4.3750%, 11/15/26 (144A)	2,557,000	2,512,253
Nexstar Broadcasting Inc, 5.6250%, 8/1/24 (144A)†	20,185,000	20,487,775
RR Donnelley & Sons Co, 6.0000%, 4/1/24	5,732,000	5,337,925
SFR Group SA, 7.3750%, 5/1/26 (144A)	19,800,000	20,394,000
Sprint Corp, 7.1250%, 6/15/24	21,316,000	22,754,830
T-Mobile USA Inc, 6.2500%, 4/1/21	12,068,000	12,445,125
T-Mobile USA Inc, 6.0000%, 3/1/23	5,602,000	5,981,816
Townsquare Media Inc, 6.5000%, 4/1/23 (144A)	10,367,000	10,354,041
Univision Communications Inc, 6.7500%, 9/15/22 (144A)	4,601,000	4,826,403
UPCB Finance IV Ltd, 5.3750%, 1/15/25 (144A)	11,314,000	11,384,712
Zayo Group LLC / Zayo Capital Inc, 5.7500%, 1/15/27 (144A)	3,773,000	3,979,760
		326,649,881
Consumer Cyclical – 16.8%
Ashton Woods USA LLC / Ashton Woods Finance Co, 6.8750%, 2/15/21 (144A)	5,812,000	5,812,000
Brinker International Inc, 5.0000%, 10/1/24 (144A)	5,123,000	5,058,963
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope,
8.0000%, 10/1/20	13,854,000	14,442,795
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope,
11.0000%, 10/1/21	5,501,000	5,996,090
CCM Merger Inc, 6.0000%, 3/15/22 (144A)	4,180,000	4,263,600
Century Communities Inc, 6.8750%, 5/15/22	19,671,000	20,457,840
Crescent Communities LLC/Crescent Ventures Inc, 8.8750%, 10/15/21 (144A)	2,992,000	3,111,680
Greektown Holdings LLC/Greektown Mothership Corp, 8.8750%, 3/15/19 (144A)	12,940,000	13,544,945
Hunt Cos Inc, 9.6250%, 3/1/21 (144A)†	20,692,000	21,649,005
International Game Technology PLC, 6.2500%, 2/15/22 (144A)	4,827,000	5,152,823
International Game Technology PLC, 6.5000%, 2/15/25 (144A)†	5,204,000	5,542,260
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 6.7500%, 11/15/21 (144A)	7,184,000	7,435,440
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 10.2500%, 11/15/22 (144A)	14,580,000	15,632,530
Jacobs Entertainment Inc, 7.8750%, 2/1/24 (144A)	16,407,000	16,878,701
JC Penney Corp Inc, 8.1250%, 10/1/19	7,199,000	7,774,920
JC Penney Corp Inc, 5.8750%, 7/1/23 (144A)	10,391,000	10,391,000
KB Home, 7.6250%, 5/15/23	6,111,000	6,615,157
Landry's Inc, 6.7500%, 10/15/24 (144A)†	15,456,000	16,035,600
Levi Strauss & Co, 5.0000%, 5/1/25	4,744,000	4,863,549
Men's Wearhouse Inc, 7.0000%, 7/1/22	17,149,000	15,219,737
Meritage Homes Corp, 7.1500%, 4/15/20	8,420,000	9,208,365

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	$3,800,000	$4,009,000
MGM Resorts International, 6.6250%, 12/15/21	5,623,000	6,227,472
Mohegan Tribal Gaming Authority, 7.8750%, 10/15/24 (144A)	15,321,000	15,531,664
MPG Holdco I Inc, 7.3750%, 10/15/22	10,898,000	11,824,330
New Home Co Inc, 7.2500%, 4/1/22 (144A)	4,428,000	4,450,140
Performance Food Group Inc, 5.5000%, 6/1/24 (144A)	5,139,000	5,254,628
PetSmart Inc, 7.1250%, 3/15/23 (144A)	9,999,000	9,499,050
PF Chang's China Bistro Inc, 10.2500%, 6/30/20 (144A)	16,061,000	16,020,847
Playa Resorts Holding BV, 8.0000%, 8/15/20 (144A)	19,360,000	20,352,200
PulteGroup Inc, 5.5000%, 3/1/26	7,543,000	7,807,005
Rite Aid Corp, 6.1250%, 4/1/23 (144A)	23,603,000	23,396,474
Station Casinos LLC, 7.5000%, 3/1/21	7,328,000	7,621,120
WCI Communities Inc, 6.8750%, 8/15/21	5,830,000	6,133,160
		353,214,090
Consumer Non-Cyclical – 15.6%
Air Medical Group Holdings Inc, 6.3750%, 5/15/23 (144A)	7,129,000	6,897,307
Albertsons Cos LLC / Safeway Inc / New Albertson's Inc / Albertson's LLC,
6.6250%, 6/15/24 (144A)	6,430,000	6,574,675
B&G Foods Inc, 5.2500%, 4/1/25	4,178,000	4,214,558
Capsugel SA, 7.0000%, 5/15/19 (144A)	5,665,000	5,650,838
CHS/Community Health Systems Inc, 8.0000%, 11/15/19	6,260,000	6,134,800
CHS/Community Health Systems Inc, 6.8750%, 2/1/22	11,576,000	9,911,950
CHS/Community Health Systems Inc, 6.2500%, 3/31/23	5,982,000	6,101,640
Dole Food Co Inc, 7.2500%, 5/1/19 (144A)	4,903,000	4,994,931
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)	15,318,000	15,279,705
Fresh Market Inc, 9.7500%, 5/1/23 (144A)	7,068,000	5,707,410
HCA Inc, 5.3750%, 2/1/25	31,037,000	32,278,480
HCA Inc, 5.2500%, 6/15/26	4,203,000	4,403,063
Hologic Inc, 5.2500%, 7/15/22 (144A)	5,344,000	5,604,520
Horizon Pharma Inc, 6.6250%, 5/1/23	3,621,000	3,548,580
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	11,995,000	12,324,862
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	5,042,000	5,180,655
JBS USA LUX SA / JBS USA Finance Inc, 5.7500%, 6/15/25 (144A)	14,142,000	14,283,420
Lamb Weston Holdings Inc, 4.6250%, 11/1/24 (144A)	2,260,000	2,305,200
MPH Acquisition Holdings LLC, 7.1250%, 6/1/24 (144A)	9,157,000	9,844,920
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp, 5.8750%, 1/15/24	3,136,000	3,269,280
Post Holdings Inc, 7.7500%, 3/15/24 (144A)	4,601,000	5,073,569
Post Holdings Inc, 5.0000%, 8/15/26 (144A)	10,484,000	10,038,430
Post Holdings Inc, 5.7500%, 3/1/27 (144A)	7,111,000	7,093,222
Quintiles IMS Inc, 5.0000%, 10/15/26 (144A)	5,129,000	5,148,234
Simmons Foods Inc, 7.8750%, 10/1/21 (144A)	14,410,000	15,130,500
SUPERVALU Inc, 6.7500%, 6/1/21	14,609,000	14,535,955
SUPERVALU Inc, 7.7500%, 11/15/22	5,280,000	5,181,000
Team Health Holdings Inc, 6.3750%, 2/1/25 (144A)	15,859,000	15,541,820
Tenet Healthcare Corp, 8.0000%, 8/1/20	7,778,000	7,855,780
Tenet Healthcare Corp, 8.1250%, 4/1/22	23,292,000	24,281,910
Tenet Healthcare Corp, 6.7500%, 6/15/23	11,951,000	11,741,857
TreeHouse Foods Inc, 6.0000%, 2/15/24 (144A)	5,978,000	6,261,955
Universal Hospital Services Inc, 7.6250%, 8/15/20	13,652,000	13,583,740
Valeant Pharmaceuticals International Inc, 5.3750%, 3/15/20 (144A)	8,348,000	7,471,460
Valeant Pharmaceuticals International Inc, 7.2500%, 7/15/22 (144A)	3,771,000	3,214,778
Valeant Pharmaceuticals International Inc, 7.0000%, 3/15/24 (144A)	2,703,000	2,773,954
Valeant Pharmaceuticals International Inc, 6.1250%, 4/15/25 (144A)	8,630,000	6,645,100
		326,084,058
Electric – 0.9%
Calpine Corp, 5.3750%, 1/15/23	5,273,000	5,338,913
Calpine Corp, 5.5000%, 2/1/24	5,331,000	5,302,692
Dynegy Inc, 6.7500%, 11/1/19	3,165,000	3,252,038
Dynegy Inc, 7.3750%, 11/1/22	5,266,000	5,226,505
		19,120,148
Energy – 13.3%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp,
7.8750%, 12/15/24 (144A)	4,645,000	4,830,800
Boardwalk Pipelines LP, 5.9500%, 6/1/26	5,280,000	5,846,354
Bristow Group Inc, 6.2500%, 10/15/22	12,181,000	9,805,705
Cheniere Corpus Christi Holdings LLC, 5.8750%, 3/31/25 (144A)	3,186,000	3,321,405
Chesapeake Energy Corp, 5.7500%, 3/15/23	10,560,000	9,609,600
Chesapeake Energy Corp, 8.0000%, 1/15/25 (144A)	4,762,000	4,762,000
Chesapeake Energy Corp, 5.5000%, 9/15/26 (144A)	6,359,000	6,585,539
Clayton Williams Energy Inc, 7.7500%, 4/1/19	5,506,000	5,530,777
Endeavor Energy Resources LP / EER Finance Inc, 7.0000%, 8/15/21 (144A)	16,410,000	17,148,450
Endeavor Energy Resources LP / EER Finance Inc, 8.1250%, 9/15/23 (144A)	8,913,000	9,470,062
Energy Transfer Equity LP, 5.8750%, 1/15/24	5,391,000	5,727,938

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Energy Transfer Equity LP, 5.5000%, 6/1/27	$3,995,000	$4,174,775
Ensco PLC, 5.7500%, 10/1/44	8,749,000	6,561,750
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp, 8.6250%, 6/15/20	3,046,000	2,916,545
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp,
8.6250%, 6/15/20 (144A)	1,405,000	1,345,288
Great Western Petroleum LLC / Great Western Finance Corp,
9.0000%, 9/30/21 (144A)	10,148,000	10,528,550
HollyFrontier Corp, 5.8750%, 4/1/26	9,956,000	10,569,479
Jones Energy Holdings LLC / Jones Energy Finance Corp, 6.7500%, 4/1/22	16,173,000	13,747,050
Murphy Oil Corp, 6.8750%, 8/15/24	4,882,000	5,174,920
NGL Energy Partners LP / NGL Energy Finance Corp, 7.5000%, 11/1/23 (144A)	4,357,000	4,498,603
NGL Energy Partners LP / NGL Energy Finance Corp, 6.1250%, 3/1/25 (144A)	9,153,000	8,878,410
Noble Holding International Ltd, 4.6250%, 3/1/21	2,663,000	2,449,960
Noble Holding International Ltd, 3.9500%, 3/15/22	5,638,000	4,848,680
Noble Holding International Ltd, 7.7500%, 1/15/24	7,754,000	7,443,840
Noble Holding International Ltd, 8.7000%, 4/1/45	1,672,000	1,538,240
PBF Holding Co LLC / PBF Finance Corp, 8.2500%, 2/15/20	5,283,000	5,388,660
QEP Resources Inc, 5.3750%, 10/1/22	4,274,000	4,209,890
QEP Resources Inc, 5.2500%, 5/1/23	7,846,000	7,692,140
Rice Energy Inc, 6.2500%, 5/1/22	6,448,000	6,641,440
Rowan Cos Inc, 4.8750%, 6/1/22	5,213,000	4,978,415
Sabine Pass Liquefaction LLC, 5.8750%, 6/30/26 (144A)	19,753,000	21,777,366
SESI LLC, 6.3750%, 5/1/19	4,337,000	4,326,158
SESI LLC, 7.1250%, 12/15/21	3,575,000	3,619,688
Seven Generations Energy Ltd, 6.7500%, 5/1/23 (144A)	6,481,000	6,772,645
SM Energy Co, 6.5000%, 11/15/21	2,259,000	2,315,475
SM Energy Co, 6.5000%, 1/1/23	19,886,000	20,184,290
SM Energy Co, 5.0000%, 1/15/24	2,263,000	2,138,535
SM Energy Co, 5.6250%, 6/1/25	5,130,000	4,909,410
Sunoco LP / Sunoco Finance Corp, 6.3750%, 4/1/23	15,761,000	15,997,415
		278,266,247
Finance Companies – 1.4%
CIT Group Inc, 5.5000%, 2/15/19 (144A)	6,882,000	7,234,702
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	9,798,000	10,189,920
Park Aerospace Holdings Ltd, 5.5000%, 2/15/24 (144A)	7,280,000	7,571,200
Quicken Loans Inc, 5.7500%, 5/1/25 (144A)	5,204,000	5,112,930
		30,108,752
Financial Institutions – 1.0%
Kennedy-Wilson Inc, 5.8750%, 4/1/24	20,477,000	20,988,925
Industrial – 1.1%
Greystar Real Estate Partners LLC, 8.2500%, 12/1/22 (144A)	5,310,000	5,728,162
Howard Hughes Corp, 5.3750%, 3/15/25 (144A)	11,819,000	11,700,810
Park-Ohio Industries Inc, 8.1250%, 4/1/21	5,900,000	6,074,463
		23,503,435
Real Estate Investment Trusts (REITs) – 0.7%
CyrusOne LP / CyrusOne Finance Corp, 5.0000%, 3/15/24 (144A)	8,272,000	8,499,480
CyrusOne LP / CyrusOne Finance Corp, 5.3750%, 3/15/27 (144A)	2,425,000	2,449,250
Forest City Realty Trust Inc, 3.6250%, 8/15/20	3,558,000	3,807,060
		14,755,790
Technology – 4.2%
Alliance Data Systems Corp, 5.8750%, 11/1/21 (144A)	6,024,000	6,234,840
Blackboard Inc, 9.7500%, 10/15/21 (144A)	26,099,000	25,968,505
CommScope Technologies LLC, 6.0000%, 6/15/25 (144A)	4,739,000	4,964,103
CommScope Technologies LLC, 5.0000%, 3/15/27 (144A)	5,319,000	5,310,756
Donnelley Financial Solutions Inc, 8.2500%, 10/15/24 (144A)	9,893,000	10,214,522
First Data Corp, 7.0000%, 12/1/23 (144A)	7,603,000	8,154,217
Seagate HDD Cayman, 4.8750%, 6/1/27	18,351,000	17,178,206
Sensata Technologies BV, 5.6250%, 11/1/24 (144A)	9,485,000	9,888,112
		87,913,261
Transportation – 2.8%
Eletson Holdings Inc, 9.6250%, 1/15/22 (144A)	9,605,000	8,068,200
Florida East Coast Holdings Corp, 6.7500%, 5/1/19 (144A)	21,885,000	22,541,550
Florida East Coast Holdings Corp, 9.7500%, 5/1/20 (144A)	11,564,000	12,359,025
Watco Cos LLC / Watco Finance Corp, 6.3750%, 4/1/23 (144A)	15,437,000	15,668,555
		58,637,330
Total Corporate Bonds (cost $1,774,428,019)		1,823,132,257
Common Stocks – 0.9%
Containers & Packaging – 0.1%
Ardagh Group SA*	.122,920	2,699,323
Food Products – 0.2%
Tyson Foods Inc	58,845	3,631,325
Hotels, Restaurants & Leisure – 0.4%
MGM Resorts International	308,619	8,456,161

Shares or Principal Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 0.1%
Arch Coal Inc*	.22,255	$1,534,260
Specialty Retail – 0.1%
Quiksilver Inc Bankruptcy Equity Certificate (144A)*,§	132,324	2,409,819
Total Common Stocks (cost $18,813,659)		18,730,888
Preferred Stocks – 0.2%
Pharmaceuticals – 0.2%
Teva Pharmaceutical Industries Ltd, 7.0000% (cost $5,237,981)	8,002	4,617,154
Investment Companies – 3.7%
Money Markets – 3.7%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£ (cost $78,109,713)	78,109,713	78,109,713
Total Investments (total cost $2,042,726,202) – 99.8%		2,091,159,677
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		4,535,204
Net Assets – 100%		$2,095,694,881

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,803,071,819	86.2%
Luxembourg	62,108,014	3.0
Canada	55,154,393	2.7
Ireland	31,825,200	1.5
United Kingdom	31,799,510	1.5
Brazil	31,788,937	1.5
Netherlands	31,736,912	1.5
France	20,394,000	1.0
Italy	10,595,538	0.5
Greece	8,068,200	0.4
Israel	4,617,154	0.2

Total	$2,091,159,677	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2017 is $1,120,817,986, which represents 53.5% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2017, is $36,307,500.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of March 31, 2017.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Janus Cash Liquidity Fund LLC	173,861,632	1,082,816,081	(1,178,568,000)	78,109,713	$—	$327,635	$78,109,713

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2017)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
ADS Tactical Inc, 11.0000%, 4/1/18	3/22/11-8/5/14	$37,334,510	$37,324,384	1.8%
Quiksilver Inc Bankruptcy Equity Certificate	5/27/16	2,536,651	2,409,819	0.1
Total		$39,871,161	$39,734,203	1.9%

The Fund has registration rights for certain restricted securities held as of March 31, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$53,607,510	$-
Bank Loans and Mezzanine Loans	-	112,962,155	-
Corporate Bonds	-	1,823,132,257	-
Common Stocks
Specialty Retail	-	-	2,409,819
All Other	16,321,069	-	-
Preferred Stocks	-	4,617,154	-
Investment Companies	-	78,109,713	-
Total Assets	$16,321,069	$2,072,428,789	$2,409,819

Organization and Significant Accounting Policies

Janus High-Yield Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2017.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,045,272,232	$58,451,878	$(12,564,433)	$ 45,887,445

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the consummation of the Merger may cause the investment advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post- Merger Advisory Agreements, among other proposals, to Fund shareholders for approval.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreements

At the Meeting, shareholders of the Fund approved the respective Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

Janus Money Market Fund

Schedule of Investments (unaudited)

March 31, 2017

Principal Amounts		Value
Certificates of Deposit – 18.7%
Bank of Montreal/Chicago IL, 0.9200%, 4/19/17	$25,000,000	$25,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd/New York NY, 0.7700%, 4/3/17	30,000,000	30,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd/New York NY, 0.9200%, 4/3/17	15,000,000	15,000,000
Sumitomo Mitsui Banking Corp/New York, 0.6800%, 4/3/17	25,000,000	25,000,000
Sumitomo Mitsui Banking Corp/New York, 1.0500%, 4/28/17	6,000,000	6,000,735
Toronto-Dominion Bank/NY, 0.8000%, 5/5/17	24,000,000	24,000,000
Toronto-Dominion Bank/NY, 1.0200%, 6/9/17	20,000,000	20,000,000
Wells Fargo Bank NA, 1.0700%, 5/8/17	25,000,000	25,000,000
Total Certificates of Deposit (cost $170,000,735)		170,000,735
Commercial Paper – 29.6%
Australia & New Zealand Banking Group Ltd, 1.0512%, 6/20/17 (Section 4(2))	22,000,000	21,950,894
Australia & New Zealand Banking Group Ltd, 1.0717%, 6/28/17 (Section 4(2))	20,000,000	19,949,829
JP Morgan Securities LLC, 1.0511%, 4/3/17	20,000,000	20,000,000
Manhattan Asset Funding Co LLC, 1.0194%, 4/17/17 (Section 4(2))	25,000,000	24,990,276
Manhattan Asset Funding Co LLC, 1.0299%, 5/8/17 (Section 4(2))	20,000,000	19,980,358
Nieuw Amsterdam Receivables Corp, 0.8658%, 4/10/17 (Section 4(2))	8,000,000	7,998,677
Nieuw Amsterdam Receivables Corp, 1.0306%, 5/9/17 (Section 4(2))	19,000,000	18,980,795
Svenska Handelsbanken AB, 0.9280%, 5/24/17 (Section 4(2))	20,000,000	19,974,204
Svenska Handelsbanken AB, 0.9847%, 6/7/17 (Section 4(2))	25,000,000	24,956,413
Swedbank AB, 1.0516%, 5/9/17	25,000,000	24,974,219
Swedbank AB, 1.0413%, 5/30/17	20,000,000	19,967,671
Victory Receivables Corp, 0.9273%, 4/6/17 (Section 4(2))	30,000,000	29,997,724
Victory Receivables Corp, 1.0193%, 4/11/17 (Section 4(2))	15,000,000	14,996,666
Total Commercial Paper (cost $268,717,726)		268,717,726
U.S. Government Agency Notes – 8.4%
Fannie Mae Discount Notes:
0.4819%, 5/12/17	20,000,000	19,989,587
Federal Home Loan Bank Discount Notes:
0.6523%, 4/5/17	10,000,000	9,999,639
0.5316%, 4/12/17	10,000,000	9,998,675
0.5374%, 5/5/17	10,000,000	9,995,237
0.6728%, 5/31/17	15,000,000	14,983,804
0.7888%, 6/9/17	4,000,000	3,994,155
0.6367%, 7/21/17	7,000,000	6,986,562
		55,958,072
Total U.S. Government Agency Notes (cost $75,947,659)		75,947,659
Variable Rate Demand Agency Notes‡ – 24.3%
Breckenridge Terrace LLC - Series 99-A, 1.0800%, 5/2/39	14,980,000	14,980,000
Breckenridge Terrace LLC - Series 99-B, 1.0800%, 5/2/39	4,000,000	4,000,000
California Infrastructure & Economic Development Bank, 0.9000%, 7/1/33	800,000	800,000
County of Eagle CO, 1.0800%, 6/1/27	9,100,000	9,100,000
County of Eagle CO, 1.0800%, 5/2/39	8,000,000	8,000,000
Griffin-Spalding County Development Authority, 0.9600%, 8/1/28	3,750,000	3,750,000
Harry M Rubin 2014 Insurance Trust, 0.9600%, 10/1/34	6,460,000	6,460,000
Hawkes 0-Side I LLC, 0.9300%, 4/1/55	8,800,000	8,800,000
Industrial Development Board of the City of Auburn, 0.9600%, 7/1/26	4,080,000	4,080,000
J-Jay Properties LLC, 0.9300%, 7/2/35	3,225,000	3,225,000
Kaneville Road Joint Venture Inc, 0.9600%, 11/1/32	4,850,000	4,850,000
Lavonia O Frick Family Trust, 0.9600%, 8/1/28	3,950,000	3,950,000
Lush Properties LLC, 0.9600%, 11/1/33	5,395,000	5,395,000
Lynette Kerrane-Darragh Children's Trust, 0.9600%, 9/1/30	4,935,000	4,935,000
Mesivta Yeshiva Rabbi Chaim Berlin, 0.9822%, 11/1/35	4,025,000	4,025,000
Michael Dennis Sullivan Irrevocable Trust, 0.9600%, 2/1/35	6,000,000	6,000,000
Mississippi Business Finance Corp, 1.0000%, 7/1/20	2,500,000	2,500,000
Mississippi Business Finance Corp, 1.0000%, 12/1/35	5,850,000	5,850,000
Phenix City Downtown Redevelopment Authority, 0.9600%, 2/1/33	4,395,000	4,395,000
Phoenix Realty Special Account-U LP, 0.9800%, 4/1/20	1,675,000	1,675,000
RDR Investment Co LLC, 1.0800%, 11/1/19	475,000	475,000
SSAB AB, 0.9600%, 4/1/34	30,000,000	30,000,000
SSAB AB, 0.9600%, 5/1/34	20,000,000	20,000,000
Steel Dust Recycling LLC, 0.9600%, 5/1/46	13,875,000	13,875,000
Sunroad Centrum Apartments 4 LP, 0.9800%, 5/3/55	33,795,000	33,795,000
Tenderfoot Seasonal Housing LLC, 1.0800%, 7/2/35	5,700,000	5,700,000
Tift County Development Authority, 1.0200%, 2/1/18	2,600,000	2,600,000
University of Illinois, 0.9500%, 4/1/44	8,015,000	8,015,000
Total Variable Rate Demand Agency Notes (cost $221,230,000)		221,230,000

Principal Amounts		Value
Repurchase Agreements(a) – 19.0%
Goldman Sachs & Co., 0.7800%, dated 3/31/17, maturing 4/3/17 to be repurchased at $100,006,500 collateralized by $99,468,562 in U.S. Government Agencies 1.5622% - 4.5000%, 11/1/20 - 11/16/48 with a value of $102,000,001	$100,000,000	$100,000,000
Undivided interest of 36.2% in a joint repurchase agreement (principal amount $200,000,000 with a maturity value of $200,012,833) with HSBC Securities (USA), Inc., 0.7700%, dated 3/31/17, maturing 4/3/17 to be repurchased at $72,404,646 collateralized by $23,648,661 in U.S. Government Agencies 4.0000%, 5/15/44 - 2/15/47 and $181,135,800 in U.S. Treasuries 0% - 2.0000%, 4/27/17 - 11/15/26 with a value of $204,004,135	72,400,000	72,400,000
Total Repurchase Agreements (cost $172,400,000)		172,400,000
Total Investments (total cost $908,296,120) – 100.0%		908,296,120
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(88,581)
Net Assets – 100%		$908,207,539

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

‡	The interest rate on variable rate demand agency notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of March 31, 2017.

(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Certificates of Deposit	$-	$170,000,735	$-
Commercial Paper	-	268,717,726	-
U.S. Government Agency Notes	-	75,947,659	-
Variable Rate Demand Agency Notes	-	221,230,000	-
Repurchase Agreements	-	172,400,000	-
Total Assets	$-	$908,296,120	$-

Organization and Significant Accounting Policies

Janus Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the consummation of the Merger may cause the investment advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post- Merger Advisory Agreements, among other proposals, to Fund shareholders for approval.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreements

At the Meeting, shareholders of the Fund approved the respective Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

Janus Multi-Sector Income Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 27.1%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$65,000	$66,460
AmeriCredit Automobile Receivables Trust 2015-3, 3.3400%, 8/8/21	200,000	202,401
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	125,000	128,034
AMSR 2016-SFR1 Trust, 4.8428%, 11/17/33 (144A)‡	500,000	507,256
Apollo Aviation Securitization Equity Trust 2016-2, 5.9260%, 11/15/41	727,275	725,457
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	900,000	881,517
BBCCRE Trust 2015-GTP, 4.5626%, 8/10/33 (144A)‡	200,000	168,066
BHMS 2014-ATLS Mortgage Trust, 5.9141%, 7/5/33 (144A)‡	210,000	209,257
Castlelake Aircraft Securitization Trust 2016-1, 6.1500%, 8/15/41	924,085	919,464
CCRESG Commercial Mortgage Trust 2016-HEAT, 5.4883%, 4/10/29 (144A)‡	250,000	244,912
Colony Starwood Homes 2016-1 Trust, 5.0928%, 7/17/33 (144A)‡	300,000	310,255
COMM 2007-C9 Mortgage Trust, 5.8075%, 12/10/49‡	150,000	150,305
Cosmopolitan Hotel Trust 2016-COSMO, 4.4120%, 11/15/33 (144A)‡	336,000	341,453
Cosmopolitan Hotel Trust 2016-COSMO, 5.5620%, 11/15/33 (144A)‡	372,000	378,290
CSMC 2017-HD Trust, 4.5630%, 2/15/31 (144A)‡	500,000	500,000
ECAF I Ltd, 4.9470%, 6/15/40 (144A)	243,516	233,775
Fannie Mae Connecticut Avenue Securities, 6.2317%, 10/25/23‡	130,762	149,239
Fannie Mae Connecticut Avenue Securities, 5.2817%, 2/25/25‡	262,303	278,397
Fannie Mae Connecticut Avenue Securities, 5.9817%, 7/25/25‡	960,000	1,055,949
Fannie Mae REMICS, 5.1683%, 12/25/42‡,¤	1,079,534	233,563
Freddie Mac Structured Agency Credit Risk Debt Notes, 5.4783%, 4/25/28‡	250,000	275,524
FREMF 2015-K720 Mortgage Trust, 3.3891%, 7/25/22 (144A)‡	260,000	234,499
GAHR Commercial Mortgage Trust 2015-NRF, 3.3822%, 12/15/34 (144A)‡	463,000	459,007
Government National Mortgage Association, 4.5717%, 1/20/44‡,¤	1,521,006	269,909
Government National Mortgage Association, 5.2217%, 10/16/55‡,¤	2,057,705	395,675
Government National Mortgage Association, 1.0476%, 5/16/58‡,¤	7,570,302	598,656
GS Mortgage Securities Corp Trust 2016-ICE2, 6.6622%, 2/15/33 (144A)‡	550,000	567,554
GSCCRE Commercial Mortgage Trust 2015-HULA, 5.3122%, 8/15/32 (144A)‡	448,000	450,515
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
0.6746%, 11/15/43 (144A)‡,¤	23,602,825	531,481
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
3.3920%, 11/15/43 (144A)	901,420	795,691
JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11,
7.6250%, 4/15/46 (144A)	384,491	383,874
JP Morgan Chase Commercial Mortgage Securities Trust 2014-DSTY,
3.8046%, 6/10/27 (144A)‡	750,000	696,540
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
5.4122%, 7/15/36 (144A)‡	1,120,000	1,132,584
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	778,000	744,025
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	247,000	239,660
LB-UBS Commercial Mortgage Trust 2007-C7, 6.2531%, 9/15/45‡	650,000	644,750
Mach One 2004-1A ULC, 5.4500%, 5/28/40 (144A)‡	470,000	467,814
Merlin Aviation Holdings DAC, 4.5000%, 12/15/32 (144A)Ç	393,288	384,378
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21,
1.1500%, 3/15/48 (144A)‡,¤	7,216,925	458,123
Prop 2017-1 Ltd, 9.5500%, 3/15/42Ç	500,000	499,930
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	162,000	164,794
Santander Drive Auto Receivables Trust 2015-5, 3.6500%, 12/15/21	237,000	241,520
Shenton Aircraft Investment I Ltd, 4.7500%, 10/15/42 (144A)	217,311	221,339
Starwood Retail Property Trust 2014-STAR, 4.1622%, 11/15/27 (144A)‡	770,000	737,418
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	126,365	128,098
Tricon American Homes 2016-SFR1 Trust, 4.8780%, 11/17/33 (144A)	700,000	698,570
VB-S1 Issuer LLC, 6.9010%, 6/15/46 (144A)	500,000	520,402
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	1,063,368	1,070,010
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4830%, 12/15/43‡	982,043	973,450
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.5130%, 12/15/43‡	1,403,603	1,356,274
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.7480%, 4/15/47‡	275,000	273,812
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.1316%, 5/15/46‡	32,916	33,030
Wells Fargo Commercial Mortgage Trust 2015-LC22, 1.1848%, 9/15/58 (144A)‡,¤	10,178,751	822,040
Wells Fargo Commercial Mortgage Trust 2015-LC22, 1.1848%, 9/15/58 (144A)‡,¤	4,016,534	299,198
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	286,635	287,966
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $25,672,641)		25,742,160

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – 10.4%
Asset-Backed Securities – 0.9%
Cosmo Junior Mezz Note A4, 9.3700%, 11/9/19‡	$897,000	$897,000
Basic Industry – 1.6%
Blackhawk Mining LLC, 10.6500%, 2/17/22‡	1,083,000	1,050,510
New Arclin US Holding Corp, 10.1699%, 2/14/25‡	500,000	503,750
		1,554,260
Capital Goods – 0.5%
Anchor Glass Container Corp, 8.7500%, 12/7/24‡	500,000	508,750
Communications – 3.0%
Altice US Finance I Corp, 3.9822%, 1/15/25‡	718,200	716,857
Charter Communications Operating LLC, 3.2322%, 1/15/24‡	1,337,780	1,343,546
Mission Broadcasting Inc, 3.9428%, 1/17/24‡	47,919	48,293
Nexstar Broadcasting Inc, 3.9428%, 1/17/24‡	514,491	518,509
Zayo Group LLC, 2.9761%, 1/19/21‡	59,000	59,253
Zayo Group LLC, 0%, 1/19/24(a),‡	48,000	48,167
Zayo Group LLC, 3.5000%, 1/19/24‡	100,000	100,347
		2,834,972
Consumer Cyclical – 2.3%
Casablanca US Holdings Inc, 0%, 2/21/25(a),‡	783,000	769,297
CH Hold Corp, 8.2500%, 2/3/25‡	1,000,000	1,012,500
Delta 2 Lux Sarl, 8.0677%, 7/29/22‡	149,100	150,032
Las Vegas Sands LLC, 2.9800%, 3/29/24‡	220,243	220,305
		2,152,134
Consumer Non-Cyclical – 1.2%
Moran Foods LLC, 7.0000%, 12/5/23‡	755,000	747,450
Serta Simmons Bedding LLC, 9.0384%, 11/8/24‡	380,000	381,265
		1,128,715
Energy – 0.2%
Chesapeake Energy Corp, 8.5534%, 8/23/21‡	124,000	131,905
Chief Exploration & Development LLC, 7.9324%, 5/16/21‡	10,000	9,725
		141,630
Finance Companies – 0.3%
Avolon TLB Borrower 1 US LLC, 3.7283%, 3/21/22‡	89,000	90,150
RPI Finance Trust, 3.6468%, 10/14/22‡	176,090	176,398
		266,548
Real Estate Investment Trusts (REITs) – 0%
DTZ US Borrower LLC, 9.2890%, 11/4/22‡	20,511	20,442
Technology – 0.4%
Sensata Technologies BV, 3.1314%, 10/14/21‡	374,820	376,829
Transportation – 0%
International Seaways Inc, 5.7900%, 8/5/19‡	19,769	19,707
Total Bank Loans and Mezzanine Loans (cost $9,814,147)		9,900,987
Corporate Bonds – 48.7%
Banking – 1.7%
Bank of America Corp, 2.1510%, 11/9/20	460,000	455,785
Intesa Sanpaolo SpA, 5.0170%, 6/26/24 (144A)†	210,000	197,538
JPMorgan Chase & Co, 5.3000%µ	283,000	293,259
Morgan Stanley, 5.5500%µ	37,000	38,066
UBS AG, 5.1250%, 5/15/24	635,000	650,316
		1,634,964
Basic Industry – 4.5%
Aleris International Inc, 9.5000%, 4/1/21 (144A)	417,000	448,275
Anglo American Capital PLC, 9.3750%, 4/8/19 (144A)	290,000	325,496
Anglo American Capital PLC, 4.1250%, 4/15/21 (144A)	430,000	436,450
CF Industries Inc, 6.8750%, 5/1/18	430,000	448,275
Cliffs Natural Resources Inc, 8.2500%, 3/31/20 (144A)	650,000	701,187
Coeur Mining Inc, 7.8750%, 2/1/21	6,000	6,225
Ferroglobe PLC / Globe Specialty Metals Inc, 9.3750%, 3/1/22 (144A)	171,000	178,695
IAMGOLD Corp, 6.7500%, 10/1/20 (144A)	568,000	587,170
IAMGOLD Corp, 7.0000%, 4/15/25 (144A)	159,000	157,410
Platform Specialty Products Corp, 10.3750%, 5/1/21 (144A)	433,000	481,712
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	417,000	481,114
		4,252,009
Brokerage – 1.7%
CBOE Holdings Inc, 3.6500%, 1/12/27	224,000	225,174
Charles Schwab Corp, 7.0000%µ	105,000	119,438
E*TRADE Financial Corp, 4.6250%, 9/15/23	383,000	392,383
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
5.8750%, 3/15/22 (144A)	325,000	334,548
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	48,000	42,923
Raymond James Financial Inc, 3.6250%, 9/15/26	37,000	36,422
Raymond James Financial Inc, 4.9500%, 7/15/46	256,000	254,825

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Brokerage – (continued)
Scottrade Financial Services Inc, 6.1250%, 7/11/21 (144A)	$161,000	$182,356
		1,588,069
Capital Goods – 6.6%
ADS Tactical Inc, 11.0000%, 4/1/18 (144A)§	810,000	810,000
Arconic Inc, 5.9500%, 2/1/37	610,000	608,475
Brundage-Bone Concrete Pumping Inc, 10.3750%, 9/1/21 (144A)	100,000	105,000
General Electric Co, 6.3750%, 11/15/67†,‡	1,131,000	1,147,965
General Electric Co, 5.0000%µ	123,000	129,611
HD Supply Inc, 5.2500%, 12/15/21 (144A)	450,000	473,062
Masco Corp, 6.5000%, 8/15/32	120,000	141,606
NCI Building Systems Inc, 8.2500%, 1/15/23 (144A)†	847,000	918,995
Summit Materials LLC / Summit Materials Finance Corp, 8.5000%, 4/15/22	785,000	866,444
Vulcan Materials Co, 7.5000%, 6/15/21	11,000	12,876
Vulcan Materials Co, 7.1500%, 11/30/37	521,000	661,357
Zekelman Industries Inc, 9.8750%, 6/15/23 (144A)	321,000	358,717
		6,234,108
Communications – 4.7%
Altice Finco SA, 7.6250%, 2/15/25 (144A)†	400,000	411,000
AT&T Inc, 4.2500%, 3/1/27	687,000	696,996
Belo Corp, 7.2500%, 9/15/27	32,000	33,920
Block Communications Inc, 6.8750%, 2/15/25 (144A)	421,000	446,260
CCO Holdings LLC / CCO Holdings Capital Corp, 5.7500%, 9/1/23	887,000	922,480
Cengage Learning Inc, 9.5000%, 6/15/24 (144A)#	139,000	124,405
Cequel Communications Holdings I LLC / Cequel Capital Corp,
6.3750%, 9/15/20 (144A)	673,000	692,349
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	130,000	125,759
Frontier Communications Corp, 8.1250%, 10/1/18	453,000	480,180
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance,
7.8750%, 5/15/24 (144A)	57,000	55,148
Pearson Funding Four PLC, 3.7500%, 5/8/22 (144A)	240,000	235,718
Townsquare Media Inc, 6.5000%, 4/1/23 (144A)	274,000	273,658
		4,497,873
Consumer Cyclical – 9.2%
Ashton Woods USA LLC / Ashton Woods Finance Co, 6.8750%, 2/15/21 (144A)	363,000	363,000
Brinker International Inc, 3.8750%, 5/15/23	3,000	2,839
Brinker International Inc, 5.0000%, 10/1/24 (144A)	175,000	172,813
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope,
8.0000%, 10/1/20	206,000	214,755
CCM Merger Inc, 6.0000%, 3/15/22 (144A)	200,000	204,000
Century Communities Inc, 6.8750%, 5/15/22	298,000	309,920
Crescent Communities LLC/Crescent Ventures Inc, 8.8750%, 10/15/21 (144A)	204,000	212,160
General Motors Co, 4.8750%, 10/2/23	55,000	58,672
Greektown Holdings LLC/Greektown Mothership Corp, 8.8750%, 3/15/19 (144A)	399,000	417,653
Hunt Cos Inc, 9.6250%, 3/1/21 (144A)	1,374,000	1,438,281
Jacobs Entertainment Inc, 7.8750%, 2/1/24 (144A)	430,000	442,362
JC Penney Corp Inc, 8.1250%, 10/1/19	400,000	432,000
KB Home, 7.6250%, 5/15/23	298,000	322,585
M/I Homes Inc, 6.7500%, 1/15/21	355,000	371,664
MDC Holdings Inc, 6.0000%, 1/15/43	65,000	57,613
Men's Wearhouse Inc, 7.0000%, 7/1/22	348,000	308,850
Meritage Homes Corp, 4.5000%, 3/1/18	275,000	279,813
Mohegan Tribal Gaming Authority, 7.8750%, 10/15/24 (144A)†	524,000	531,205
New Home Co Inc, 7.2500%, 4/1/22 (144A)	462,000	464,310
PetSmart Inc, 7.1250%, 3/15/23 (144A)	189,000	179,550
PF Chang's China Bistro Inc, 10.2500%, 6/30/20 (144A)	296,000	295,260
PulteGroup Inc, 7.8750%, 6/15/32	100,000	112,250
Rite Aid Corp, 6.1250%, 4/1/23 (144A)	348,000	344,955
WCI Communities Inc, 6.8750%, 8/15/21	658,000	692,216
Weekley Homes LLC / Weekley Finance Corp, 6.0000%, 2/1/23	475,000	460,750
		8,689,476
Consumer Non-Cyclical – 7.8%
AbbVie Inc, 2.8500%, 5/14/23	300,000	294,269
Air Medical Group Holdings Inc, 6.3750%, 5/15/23 (144A)	394,000	381,195
Anheuser-Busch InBev Finance Inc, 3.6500%, 2/1/26	640,000	647,104
B&G Foods Inc, 5.2500%, 4/1/25	371,000	374,246
CHS/Community Health Systems Inc, 6.2500%, 3/31/23	491,000	500,820
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)	701,000	699,247
Fresh Market Inc, 9.7500%, 5/1/23 (144A)	119,000	96,093
HCA Inc, 5.3750%, 2/1/25	331,000	344,240
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)†	328,000	337,020
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	54,000	55,485

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Mallinckrodt International Finance SA, 3.5000%, 4/15/18†	$766,000	$765,042
Molson Coors Brewing Co, 3.0000%, 7/15/26	168,000	159,740
Simmons Foods Inc, 7.8750%, 10/1/21 (144A)†	146,000	153,300
SUPERVALU Inc, 7.7500%, 11/15/22#	242,000	237,463
Tenet Healthcare Corp, 8.0000%, 8/1/20	576,000	581,760
Tenet Healthcare Corp, 7.5000%, 1/1/22 (144A)	58,000	62,640
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26#	450,000	414,636
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	289,000	296,948
Universal Health Services Inc, 5.0000%, 6/1/26 (144A)	476,000	489,090
Universal Hospital Services Inc, 7.6250%, 8/15/20	385,000	383,075
Valeant Pharmaceuticals International Inc, 6.7500%, 8/15/18 (144A)#	175,000	175,328
		7,448,741
Energy – 7.6%
Boardwalk Pipelines LP, 4.4500%, 7/15/27	384,000	387,920
Chesapeake Energy Corp, 5.5000%, 9/15/26 (144A)	82,000	84,921
Diamond Offshore Drilling Inc, 5.8750%, 5/1/19	450,000	470,250
Endeavor Energy Resources LP / EER Finance Inc, 7.0000%, 8/15/21 (144A)	418,000	436,810
Endeavor Energy Resources LP / EER Finance Inc, 8.1250%, 9/15/23 (144A)	32,000	34,000
Energy Transfer Equity LP, 5.8750%, 1/15/24	588,000	624,750
Energy Transfer Partners LP, 4.2000%, 4/15/27	385,000	380,333
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp,
8.6250%, 6/15/20 (144A)	136,000	130,220
Great Western Petroleum LLC / Great Western Finance Corp,
9.0000%, 9/30/21 (144A)	442,000	458,575
Helmerich & Payne International Drilling Co, 4.6500%, 3/15/25	53,000	55,095
Jones Energy Holdings LLC / Jones Energy Finance Corp, 6.7500%, 4/1/22	406,000	345,100
Kinder Morgan Inc/DE, 7.7500%, 1/15/32	181,000	225,739
NGL Energy Partners LP / NGL Energy Finance Corp, 6.1250%, 3/1/25 (144A)	361,000	350,170
Noble Holding US LLC/Noble Drilling Services 6 LLC / Noble Drilling Holding LLC,
7.5000%, 3/15/19	324,000	336,150
Rowan Cos Inc, 7.8750%, 8/1/19	159,000	170,726
Sabine Pass Liquefaction LLC, 5.8750%, 6/30/26 (144A)†	707,000	779,456
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27 (144A)	145,000	151,431
SESI LLC, 6.3750%, 5/1/19	192,000	191,520
SM Energy Co, 6.5000%, 11/15/21	420,000	430,500
SM Energy Co, 6.5000%, 1/1/23†	760,000	771,400
Sunoco LP / Sunoco Finance Corp, 5.5000%, 8/1/20	425,000	429,250
		7,244,316
Industrial – 0.6%
Greystar Real Estate Partners LLC, 8.2500%, 12/1/22 (144A)	59,000	63,646
Laureate Education Inc, 9.2500%, 9/1/19 (144A)	500,000	520,000
		583,646
Insurance – 0.5%
Centene Corp, 4.7500%, 1/15/25	475,000	477,674
Real Estate Investment Trusts (REITs) – 0.4%
CyrusOne LP / CyrusOne Finance Corp, 5.0000%, 3/15/24 (144A)	207,000	212,693
CyrusOne LP / CyrusOne Finance Corp, 5.3750%, 3/15/27 (144A)	148,000	149,480
		362,173
Technology – 2.5%
Alliance Data Systems Corp, 5.2500%, 12/1/17 (144A)	584,000	591,300
Alliance Data Systems Corp, 5.8750%, 11/1/21 (144A)	333,000	344,655
Blackboard Inc, 9.7500%, 10/15/21 (144A)†	713,000	709,435
Donnelley Financial Solutions Inc, 8.2500%, 10/15/24 (144A)	359,000	370,667
Seagate HDD Cayman, 4.7500%, 1/1/25	88,000	86,185
Seagate HDD Cayman, 5.7500%, 12/1/34	70,000	63,350
Trimble Inc, 4.7500%, 12/1/24	69,000	71,405
Western Digital Corp, 10.5000%, 4/1/24	125,000	147,188
		2,384,185
Transportation – 0.9%
Florida East Coast Holdings Corp, 6.7500%, 5/1/19 (144A)	137,000	141,110
Florida East Coast Holdings Corp, 9.7500%, 5/1/20 (144A)	258,000	275,738
Watco Cos LLC / Watco Finance Corp, 6.3750%, 4/1/23 (144A)	450,000	456,750
		873,598
Total Corporate Bonds (cost $45,676,006)		46,270,832
Foreign Government Bonds – 0.9%
Argentina Treasury Bill, 0%, 7/17/17◊ (cost $872,935)	880,000	866,615
Mortgage-Backed Securities – 6.8%
Fannie Mae Pool:
6.5000%, 11/1/26	245,079	273,227
7.5000%, 7/1/28	173,226	194,429
6.5000%, 12/1/28	81,308	92,704
6.5000%, 5/1/29	104,917	119,810
6.5000%, 9/1/33	95,276	108,697

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
6.5000%, 3/1/35	$69,488	$79,223
6.5000%, 12/1/35	96,566	110,552
5.5000%, 10/1/41	92,557	104,797
4.0000%, 3/1/44	212,695	225,077
4.0000%, 7/1/44	68,059	72,339
4.0000%, 8/1/44	43,475	46,207
3.5000%, 2/1/45	58,981	60,533
4.5000%, 5/1/45	206,929	225,865
4.5000%, 10/1/45	223,527	243,099
3.5000%, 12/1/45	58,127	59,876
3.5000%, 1/1/46	984,430	1,014,177
4.5000%, 2/1/46	177,920	193,514
4.5000%, 2/1/46	74,573	81,052
4.5000%, 11/1/46	48,029	52,353
		3,357,531
Freddie Mac Gold Pool:
5.0000%, 3/1/42	59,776	66,288
3.5000%, 2/1/44	22,071	22,637
4.0000%, 4/1/45	108,270	114,758
4.5000%, 2/1/46	731,841	798,161
		1,001,844
Ginnie Mae I Pool:
7.5000%, 6/15/32	189,068	229,675
6.0000%, 1/15/34	145,265	169,191
6.0000%, 7/15/34	592,797	685,769
4.5000%, 5/15/41	79,295	88,456
4.0000%, 8/15/45	722,023	774,792
		1,947,883
Ginnie Mae II Pool:
5.5000%, 5/20/42	9,718	10,760
4.0000%, 10/20/45	80,787	86,627
		97,387
Total Mortgage-Backed Securities (cost $6,446,740)		6,404,645
United States Treasury Notes/Bonds – 3.2%
2.2500%, 11/15/25	2,098,000	2,079,724
2.8750%, 8/15/45	998,000	967,514
Total United States Treasury Notes/Bonds (cost $3,048,235)		3,047,238
Common Stocks – 0.3%
Industrial Conglomerates – 0.2%
General Electric Co	.6,284	187,263
Oil, Gas & Consumable Fuels – 0.1%
Arch Coal Inc*	1,056	72,801
Specialty Retail – 0%
Quiksilver Inc Bankruptcy Equity Certificate (144A)*,§	542	9,871
Total Common Stocks (cost $264,650)		269,935
Investment Companies – 5.8%
Investments Purchased with Cash Collateral from Securities Lending – 0.8%
Janus Cash Collateral Fund LLC, 0.6842%ºº,£	747,243	747,243
Money Markets – 5.0%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£	4,762,843	4,762,843
Total Investment Companies (cost $5,510,086)		5,510,086
Total Investments (total cost $97,305,440) – 103.2%		98,012,498
Liabilities, net of Cash, Receivables and Other Assets – (3.2)%		(3,076,043)
Net Assets – 100%		$94,936,455

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$91,514,130	93.4%
Canada	1,225,694	1.2
United Kingdom	1,147,696	1.2
Argentina	866,615	0.9
Switzerland	650,316	0.7
Belgium	647,104	0.7
Israel	414,636	0.4
Luxembourg	411,000	0.4
Brazil	392,505	0.4

Ireland	323,925	0.3
Cayman Islands	221,339	0.2
Italy	197,538	0.2

Total	$98,012,498	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2017 is $38,703,325, which represents 40.8% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2017, is $5,163,598.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of March 31, 2017.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

#	Loaned security; a portion of the security is on loan at March 31, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Janus Cash Collateral Fund LLC	—	2,272,286	(1,525,043)	747,243	$—	$497(1)	$747,243
Janus Cash Liquidity Fund LLC	3,825,092	58,036,751	(57,099,000)	4,762,843	—	12,661	4,762,843

Total					$—	$13,158	$5,510,086
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§	Schedule of Restricted and Illiquid Securities (as of March 31, 2017)

				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
ADS Tactical Inc, 11.0000%, 4/1/18	3/5/14-3/7/16	$816,600	$810,000	0.9%
Quiksilver Inc Bankruptcy Equity Certificate	5/27/16	10,390	9,871	0.0
Total		$826,990	$819,871	0.9%

The Fund has registration rights for certain restricted securities held as of March 31, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$25,742,160	$-
Bank Loans and Mezzanine Loans	-	9,900,987	-
Corporate Bonds	-	46,270,832	-
Foreign Government Bonds	-	866,615	-
Mortgage-Backed Securities	-	6,404,645	-
United States Treasury Notes/Bonds	-	3,047,238	-
Common Stocks
Specialty Retail	-	-	9,871
All Other	260,064	-	-
Investment Companies	-	5,510,086	-
Total Assets	$260,064	$97,742,563	$9,871

Organization and Significant Accounting Policies

Janus Multi-Sector Income Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks high current income with a secondary focus on capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2017.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2017 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2017, the average ending monthly currency value amounts on sold forward currency contracts is $1,140,605.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September

2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 97,298,492	$ 1,427,997	$ (713,991)	$ 714,006

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the consummation of the Merger may cause the investment advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post- Merger Advisory Agreements, among other proposals, to Fund shareholders for approval.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreements

At the Meeting, shareholders of the Fund approved the respective Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days..

Janus Real Return Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 1.9%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$30,000	$30,674
Mach One 2004-1A ULC, 5.4500%, 5/28/40 (144A)‡	267,600	266,356
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	93,530	94,813
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $383,426)		391,843
Bank Loans and Mezzanine Loans – 0.8%
Basic Industry – 0.7%
Axalta Coating Systems US Holdings Inc, 3.6468%, 2/1/23(a),‡	150,000	151,167
Finance Companies – 0.1%
Avolon TLB Borrower 1 US LLC, 3.7283%, 3/21/22(a),‡	23,000	23,297
Total Bank Loans and Mezzanine Loans (cost $174,952)		174,464
Corporate Bonds – 83.1%
Banking – 4.7%
Ally Financial Inc, 3.2500%, 2/13/18	369,000	371,417
Bank of America Corp, 4.4500%, 3/3/26	97,000	99,468
JPMorgan Chase & Co, 4.2500%, 10/1/27	97,000	99,545
Morgan Stanley, 3.9500%, 4/23/27	72,000	71,291
Royal Bank of Scotland Group PLC, 4.7000%, 7/3/18	175,000	179,275
Wells Fargo & Co, 7.9800%µ	125,000	130,156
		951,152
Basic Industry – 3.8%
AK Steel Corp, 7.5000%, 7/15/23	104,000	112,840
ArcelorMittal, 7.0000%, 2/25/22‡	84,000	95,540
Ashland LLC, 3.8750%, 4/15/18	247,000	250,705
CF Industries Inc, 6.8750%, 5/1/18	194,000	202,245
CF Industries Inc, 3.4500%, 6/1/23	110,000	103,950
		765,280
Capital Goods – 8.3%
ADS Tactical Inc, 11.0000%, 4/1/18 (144A)§	179,000	179,000
Arconic Inc, 5.1250%, 10/1/24	207,000	213,831
Arconic Inc, 5.9500%, 2/1/37	331,000	330,172
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.6250%, 5/15/23 (144A)	200,000	201,500
Ball Corp, 4.3750%, 12/15/20	294,000	307,965
CNH Industrial Capital LLC, 3.6250%, 4/15/18	98,000	99,103
Vulcan Materials Co, 7.0000%, 6/15/18	247,000	261,436
Vulcan Materials Co, 7.5000%, 6/15/21	77,000	90,132
		1,683,139
Communications – 14.7%
Altice Financing SA, 6.5000%, 1/15/22 (144A)	415,000	434,916
American Tower Corp, 3.3000%, 2/15/21	73,000	74,018
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	271,000	278,452
CenturyLink Inc, 5.1500%, 6/15/17	148,000	149,036
Cequel Communications Holdings I LLC / Cequel Capital Corp,
6.3750%, 9/15/20 (144A)	216,000	222,210
Charter Communications Operating LLC / Charter Communications Operating
Capital, 3.5790%, 7/23/20	50,000	51,456
DISH DBS Corp, 4.6250%, 7/15/17	200,000	201,250
DISH DBS Corp, 7.7500%, 7/1/26	55,000	63,938
Frontier Communications Corp, 8.1250%, 10/1/18	257,000	272,420
Level 3 Financing Inc, 6.1250%, 1/15/21	202,000	209,070
Level 3 Financing Inc, 5.3750%, 8/15/22	122,000	126,118
Nielsen Co Luxembourg SARL, 5.5000%, 10/1/21 (144A)	363,000	377,066
T-Mobile USA Inc, 6.0000%, 3/1/23	179,000	191,136
Univision Communications Inc, 6.7500%, 9/15/22 (144A)	318,000	333,579
		2,984,665
Consumer Cyclical – 23.7%
American Axle & Manufacturing Inc, 5.1250%, 2/15/19	264,000	267,630
CalAtlantic Group Inc, 8.3750%, 5/15/18	176,000	187,880
Dollar Tree Inc, 5.2500%, 3/1/20	236,000	243,127
DR Horton Inc, 3.6250%, 2/15/18	154,000	155,490
DR Horton Inc, 3.7500%, 3/1/19	110,000	112,723
General Motors Co, 3.5000%, 10/2/18	234,000	238,909
General Motors Financial Co Inc, 3.1000%, 1/15/19	72,000	73,156
Greektown Holdings LLC/Greektown Mothership Corp, 8.8750%, 3/15/19 (144A)	224,000	234,472
Hanesbrands Inc, 4.6250%, 5/15/24 (144A)	77,000	75,941
International Game Technology PLC, 5.6250%, 2/15/20 (144A)	200,000	209,000
JC Penney Corp Inc, 5.7500%, 2/15/18	60,000	61,200
KB Home, 4.7500%, 5/15/19	311,000	319,552
Landry's Inc, 6.7500%, 10/15/24 (144A)	200,000	207,500

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Lennar Corp, 4.7500%, 12/15/17	$250,000	$252,812
M/I Homes Inc, 6.7500%, 1/15/21	92,000	96,318
Meritage Homes Corp, 4.5000%, 3/1/18†	469,000	476,562
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	40,000	42,200
MGM Resorts International, 5.2500%, 3/31/20	352,000	370,480
Michaels Stores Inc, 5.8750%, 12/15/20 (144A)	343,000	352,652
PetSmart Inc, 7.1250%, 3/15/23 (144A)	157,000	149,150
Sally Holdings LLC / Sally Capital Inc, 5.7500%, 6/1/22	234,000	240,727
Schaeffler Finance BV, 4.2500%, 5/15/21 (144A)	200,000	202,750
Toll Brothers Finance Corp, 4.0000%, 12/31/18	86,000	88,150
ZF North America Capital Inc, 4.0000%, 4/29/20 (144A)	150,000	154,125
		4,812,506
Consumer Non-Cyclical – 10.8%
Capsugel SA, 7.0000%, 5/15/19 (144A)	97,000	96,758
Fresenius Medical Care US Finance Inc, 6.8750%, 7/15/17	220,000	223,025
HCA Inc, 3.7500%, 3/15/19	288,000	294,480
HCA Inc, 5.3750%, 2/1/25	7,000	7,280
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	223,000	229,132
Newell Brands Inc, 3.1500%, 4/1/21	199,000	203,573
Owens & Minor Inc, 4.3750%, 12/15/24	144,000	144,241
Tenet Healthcare Corp, 6.2500%, 11/1/18	414,000	434,441
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	104,000	102,805
TreeHouse Foods Inc, 4.8750%, 3/15/22	306,000	312,885
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	108,000	110,970
Valvoline Inc, 5.5000%, 7/15/24 (144A)	39,000	40,950
		2,200,540
Energy – 6.0%
ConocoPhillips Co, 4.2000%, 3/15/21	191,000	203,644
ConocoPhillips Co, 4.9500%, 3/15/26	88,000	97,664
Diamond Offshore Drilling Inc, 5.8750%, 5/1/19	195,000	203,775
Enable Midstream Partners LP, 2.4000%, 5/15/19	205,000	203,122
Gulf South Pipeline Co LP, 4.0000%, 6/15/22	200,000	203,820
Marathon Oil Corp, 5.9000%, 3/15/18	99,000	102,485
Oceaneering International Inc, 4.6500%, 11/15/24	36,000	36,005
Williams Partners LP / ACMP Finance Corp, 4.8750%, 5/15/23	173,000	178,204
		1,228,719
Finance Companies – 3.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.2500%, 7/1/20	217,000	226,118
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
4.6250%, 10/30/20	204,000	215,572
CIT Group Inc, 5.2500%, 3/15/18	270,000	277,256
		718,946
Insurance – 0.4%
WellCare Health Plans Inc, 5.2500%, 4/1/25	72,000	74,250
Real Estate Investment Trusts (REITs) – 0.2%
Forest City Realty Trust Inc, 3.6250%, 8/15/20	40,000	42,800
Technology – 5.9%
Alliance Data Systems Corp, 5.2500%, 12/1/17 (144A)	216,000	218,700
Fidelity National Information Services Inc, 3.6250%, 10/15/20	177,000	183,909
First Data Corp, 5.0000%, 1/15/24 (144A)	302,000	307,285
Iron Mountain Inc, 6.0000%, 10/1/20 (144A)	207,000	216,832
Seagate HDD Cayman, 3.7500%, 11/15/18	277,000	283,925
		1,210,651
Transportation – 1.1%
Eletson Holdings Inc, 9.6250%, 1/15/22 (144A)	34,000	28,560
Florida East Coast Holdings Corp, 6.7500%, 5/1/19 (144A)	137,000	141,110
Florida East Coast Holdings Corp, 9.7500%, 5/1/20 (144A)	50,000	53,438
		223,108
Total Corporate Bonds (cost $16,700,367)		16,895,756
United States Treasury Notes/Bonds – 4.4%
1.3750%, 1/31/21	43,000	42,394
1.1250%, 2/28/21	293,000	285,847
1.3750%, 5/31/21	120,000	117,853
2.0000%, 11/15/26	407,000	393,073
3.0000%, 2/15/47	52,000	51,787
Total United States Treasury Notes/Bonds (cost $892,518)		890,954
Preferred Stocks – 0.2%
Banks – 0.2%
Citigroup Capital XIII, 7.4090% (cost $37,530)	.1,350	35,978

Shares or Principal Amounts		Value
Investment Companies – 6.7%
Money Markets – 6.7%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£ (cost $1,358,371)	.1,358,371	$1,358,371
U.S. Government Agency Notes – 4.1%
United States Treasury Bill:
0%, 4/6/17◊ (cost $829,932)	$830,000	829,963
Total Investments (total cost $20,377,096) – 101.2%		20,577,329
Liabilities, net of Cash, Receivables and Other Assets – (1.2)%		(249,388)
Net Assets – 100%		$20,327,941

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$18,260,714	88.7%
Germany	579,900	2.8
Luxembourg	530,456	2.6
Netherlands	441,690	2.2
Brazil	229,132	1.1
Ireland	224,797	1.1
United Kingdom	179,275	0.9
Israel	102,805	0.5
Greece	28,560	0.1

Total	$20,577,329	100.0%

Schedule of Futures
Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Sold:
10-Year US Ultra Bond	3	6/17	$(2,203)	$(891)

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2017 is $5,138,765, which represents 25.3% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2017, is $1,018.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of March 31, 2017.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Janus Cash Liquidity Fund LLC	2,168,464	9,415,300	(10,225,393)	1,358,371	$—	$2,230	$1,358,371

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2017)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
ADS Tactical Inc, 11.0000%, 4/1/18	11/19/13	$173,959	$179,000	0.9%

The Fund has registration rights for certain restricted securities held as of March 31, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$391,843	$-
Bank Loans and Mezzanine Loans	-	174,464	-
Corporate Bonds	-	16,895,756	-
United States Treasury Notes/Bonds	-	890,954	-
Preferred Stocks	-	35,978	-
Investment Companies	-	1,358,371	-
U.S. Government Agency Notes	-	829,963	-
Total Assets	$-	$20,577,329	$-
Liabilities
Other Financial Instruments(a):
Variation Margin Payable	$891	$-	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Real Return Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks real return consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2017 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period ended March 31, 2017, the average ending monthly market value amounts on purchased and sold futures contracts are $71,963 and $120,595, respectively.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 20,381,354	$ 266,071	$ (70,096)	$ 195,975

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the consummation of the Merger may cause the investment advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the

Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post- Merger Advisory Agreements, among other proposals, to Fund shareholders for approval.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filingother than the following:

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreements

At the Meeting, shareholders of the Fund approved the respective Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 7.1%
Americredit Automobile Receivables Trust 2014-4, 1.8700%, 12/9/19	$7,165,000	$7,184,936
Capital Auto Receivables Asset Trust 2013-3, 4.5500%, 3/21/22 (144A)	9,849,000	9,964,105
Capital Auto Receivables Asset Trust 2015-1, 2.1000%, 1/21/20	8,456,000	8,455,685
Citigroup Commercial Mortgage Trust 2014-GC25, 1.4850%, 10/10/47	1,099,973	1,098,634
Citigroup Commercial Mortgage Trust 2015-GC27, 1.3530%, 2/10/48	2,354,976	2,341,019
COMM 2014-CCRE19 Mortgage Trust, 1.4150%, 8/10/47	1,669,789	1,663,458
COMM 2014-CCRE20 Mortgage Trust, 1.3240%, 11/10/47	1,306,777	1,300,604
COMM 2014-UBS4 Mortgage Trust, 1.3090%, 8/10/47	1,435,299	1,430,584
COMM 2014-UBS6 Mortgage Trust, 1.4450%, 12/10/47	1,426,103	1,421,132
COMM 2015-CCRE25 Mortgage Trust, 1.7370%, 8/10/48	2,213,418	2,207,724
COMM 2015-DC1 Mortgage Trust, 1.4880%, 2/10/48	2,257,698	2,250,527
COMM 2015-LC19 Mortgage Trust, 1.3990%, 2/10/48	1,902,653	1,893,119
Csail 2015-C2 Commercial Mortgage Trust, 1.4544%, 6/15/57	1,603,131	1,593,913
DBJPM 16-C3 Mortgage Trust, 1.5020%, 9/10/49	3,097,104	3,058,896
GS Mortgage Securities Trust 2014-GC24, 1.5090%, 9/10/47	1,228,007	1,222,742
GS Mortgage Securities Trust 2014-GC26, 1.4340%, 11/10/47	2,413,350	2,404,706
GS Mortgage Securities Trust 2015-GC28, 1.5280%, 2/10/48	1,412,226	1,406,184
JPMBB Commercial Mortgage Securities Trust 2014-C26, 1.5962%, 1/15/48	1,769,088	1,764,729
JPMBB Commercial Mortgage Securities Trust 2015-C27, 1.4137%, 2/15/48	1,494,175	1,485,688
JPMBB Commercial Mortgage Securities Trust 2015-C28, 1.4451%, 10/15/48	2,046,530	2,035,400
JPMBB Commercial Mortgage Securities Trust 2015-C30, 1.7384%, 7/15/48	1,890,024	1,886,411
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25,
1.6150%, 10/15/48	3,907,889	3,878,630
Oscar US Funding Trust IV, 2.5300%, 7/15/20 (144A)	6,427,540	6,419,891
Oscar US Funding Trust V, 2.3100%, 11/15/19 (144A)	1,330,000	1,328,516
Santander Drive Auto Receivables Trust 2012-5, 3.3000%, 9/17/18	9,369,096	9,375,754
Santander Drive Auto Receivables Trust 2015-1, 1.9700%, 11/15/19	11,848,049	11,865,661
Santander Drive Auto Receivables Trust 2015-2, 1.8300%, 1/15/20	14,317,000	14,336,355
Santander Drive Auto Receivables Trust 2015-4, 2.2600%, 6/15/20	13,827,000	13,887,529
Santander Drive Auto Receivables Trust 2015-5, 2.7400%, 12/15/21	7,867,000	7,917,840
Verizon Owner Trust 2016-1, 2.1500%, 5/20/21 (144A)	5,969,000	5,944,534
Verizon Owner Trust 2016-1, 2.4500%, 9/20/21 (144A)	4,088,000	4,110,610
Wells Fargo Commercial Mortgage Trust 2014-LC18, 1.4370%, 12/15/47	1,341,019	1,336,069
Wells Fargo Commercial Mortgage Trust 2015-C27, 1.7300%, 2/15/48	1,605,957	1,605,097
Wells Fargo Commercial Mortgage Trust 2015-LC20, 1.4710%, 4/15/50	1,522,421	1,516,601
Wells Fargo Commercial Mortgage Trust 2015-LC22, 1.6390%, 9/15/58	2,060,396	2,054,727
Wells Fargo Commercial Mortgage Trust 2015-NXS3, 1.5040%, 9/15/57	2,934,847	2,922,110
Wells Fargo Commercial Mortgage Trust 2015-SG1, 1.5680%, 9/15/48	1,704,256	1,700,534
WFRBS Commercial Mortgage Trust 2014-C21, 1.4130%, 8/15/47	1,178,568	1,174,280
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $149,653,249)		149,444,934
Bank Loans and Mezzanine Loans – 4.5%
Basic Industry – 0.5%
Axalta Coating Systems US Holdings Inc, 3.6468%, 2/1/23(a),‡	10,733,080	10,816,583
Communications – 1.6%
Charter Communications Operating LLC, 2.9900%, 7/1/20‡	18,809,204	18,850,960
Charter Communications Operating LLC, 2.9900%, 1/3/21‡	2,442,622	2,447,507
Charter Communications Operating LLC, 3.2322%, 1/15/24‡	7,284,420	7,315,816
Zayo Group LLC, 0%, 1/19/24(a),‡	1,755,000	1,761,090
Zayo Group LLC, 3.5000%, 1/19/24(a),‡	3,647,000	3,659,655
		34,035,028
Consumer Cyclical – 1.4%
Hilton Worldwide Finance LLC, 2.9815%, 10/25/23‡	22,166,620	22,320,235
Hilton Worldwide Finance LLC, 3.5000%, 10/25/23‡	1,630,359	1,641,657
Landry's Inc, 4.0389%, 10/4/23‡	6,167,000	6,212,142
		30,174,034
Consumer Non-Cyclical – 0.3%
HCA Inc, 3.2322%, 2/15/24(a),‡	5,416,000	5,459,545
Energy – 0.1%
Chief Exploration & Development LLC, 7.9324%, 5/16/21‡	1,128,000	1,096,980
Finance Companies – 0.4%
Avolon TLB Borrower 1 US LLC, 3.2283%, 9/16/20‡	4,367,000	4,405,211
Avolon TLB Borrower 1 US LLC, 3.7283%, 3/21/22‡	1,671,000	1,692,589
RPI Finance Trust, 3.6468%, 10/14/22‡	1,920,821	1,924,182
		8,021,982
Technology – 0.2%
CommScope Inc, 3.4822%, 12/29/22‡	4,704,272	4,735,132
Total Bank Loans and Mezzanine Loans (cost $94,277,128)		94,339,284

Shares or Principal Amounts		Value
Corporate Bonds – 76.4%
Asset-Backed Securities – 1.4%
American Tower Trust #1, 1.5510%, 3/15/18 (144A)	$28,949,000	$28,879,381
Banking – 24.4%
Ally Financial Inc, 3.2500%, 11/5/18	6,868,000	6,915,252
Ally Financial Inc, 8.0000%, 12/31/18	12,315,000	13,300,200
Ally Financial Inc, 3.5000%, 1/27/19	5,710,000	5,752,825
Bank of America Corp, 6.4000%, 8/28/17	30,127,000	30,712,247
Bank of America Corp, 2.1510%, 11/9/20	10,809,000	10,709,968
Bear Stearns Cos LLC, 6.4000%, 10/2/17	7,606,000	7,788,848
Branch Banking & Trust Co, 1.4500%, 5/10/19	16,209,000	16,039,697
Citigroup Inc, 1.8500%, 11/24/17	31,479,000	31,534,183
Citigroup Inc, 2.0500%, 6/7/19	24,710,000	24,686,649
Citizens Bank NA/Providence RI, 2.3000%, 12/3/18	16,329,000	16,409,437
Citizens Bank NA/Providence RI, 2.5000%, 3/14/19	13,523,000	13,611,359
Citizens Bank NA/Providence RI, 2.2500%, 3/2/20	5,160,000	5,152,549
Discover Bank, 2.6000%, 11/13/18	8,087,000	8,161,878
Discover Financial Services, 6.4500%, 6/12/17	12,079,000	12,181,043
Fifth Third Bank/Cincinnati OH, 2.3000%, 3/15/19	10,143,000	10,210,816
First Republic Bank/CA, 2.3750%, 6/17/19	1,100,000	1,098,441
Goldman Sachs Group Inc, 2.7500%, 9/15/20	10,275,000	10,358,772
Goldman Sachs Group Inc, 2.3500%, 11/15/21	21,089,000	20,667,410
Goldman Sachs Group Inc, 3.0000%, 4/26/22	6,996,000	7,003,031
JPMorgan Chase & Co, 2.2950%, 8/15/21	22,435,000	22,199,747
JPMorgan Chase Bank NA, 6.0000%, 10/1/17	10,787,000	11,013,106
Morgan Stanley, 1.8750%, 1/5/18	12,682,000	12,701,682
Morgan Stanley, 1.7812%, 7/23/19‡	29,153,000	29,314,129
Morgan Stanley, 1.8184%, 2/14/20‡	12,886,000	12,914,027
National Australia Bank Ltd/New York, 2.2500%, 1/10/20	5,919,000	5,925,694
PNC Bank NA, 1.6000%, 6/1/18	27,625,000	27,597,264
PNC Bank NA, 1.8500%, 7/20/18	10,127,000	10,148,722
Royal Bank of Scotland Group PLC, 4.7000%, 7/3/18†	8,951,000	9,169,664
Synchrony Financial, 1.8750%, 8/15/17	8,319,000	8,322,136
Synchrony Financial, 2.6000%, 1/15/19	13,892,000	13,999,538
Synchrony Financial, 3.0000%, 8/15/19	16,223,000	16,474,554
UBS AG/Stamford CT, 1.8000%, 3/26/18	17,449,000	17,461,563
US Bank NA/Cincinnati OH, 2.0000%, 1/24/20	12,675,000	12,720,757
Wells Fargo Bank NA, 1.6500%, 1/22/18	50,257,000	50,161,747
		512,418,935
Basic Industry – 4.9%
Air Liquide Finance SA, 1.3750%, 9/27/19 (144A)	11,947,000	11,738,740
Anglo American Capital PLC, 2.6250%, 4/3/17 (144A)	20,193,000	20,193,000
Anglo American Capital PLC, 2.6250%, 9/27/17 (144A)	4,576,000	4,576,000
ArcelorMittal, 7.0000%, 2/25/22‡	8,505,000	9,673,417
Ashland LLC, 3.8750%, 4/15/18	10,175,000	10,327,625
CF Industries Inc, 6.8750%, 5/1/18	19,311,000	20,131,717
Chevron Phillips Chemical Co LLC / Chevron Phillips Chemical Co LP,
1.7000%, 5/1/18 (144A)	10,069,000	10,071,175
Ecolab Inc, 2.0000%, 1/14/19	8,725,000	8,783,318
Steel Dynamics Inc, 5.1250%, 10/1/21	7,306,000	7,534,313
		103,029,305
Capital Goods – 4.1%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2890%, 5/17/21 (144A)‡	4,496,000	4,602,780
Ball Corp, 4.3750%, 12/15/20	17,998,000	18,852,905
Bemis Co Inc, 6.8000%, 8/1/19	2,031,000	2,243,806
CNH Industrial Capital LLC, 3.6250%, 4/15/18	3,147,000	3,182,404
Harris Corp, 1.9990%, 4/27/18	10,417,000	10,430,740
HD Supply Inc, 5.2500%, 12/15/21 (144A)	10,162,000	10,682,803
Martin Marietta Materials Inc, 2.2522%, 6/30/17‡	15,227,000	15,251,942
Masco Corp, 3.5000%, 4/1/21	3,314,000	3,372,360
Rockwell Collins Inc, 1.9500%, 7/15/19	2,983,000	2,984,942
Vulcan Materials Co, 7.0000%, 6/15/18	12,817,000	13,566,077
		85,170,759
Communications – 4.6%
American Tower Corp, 3.4000%, 2/15/19	12,926,000	13,213,952
BellSouth LLC, 4.4000%, 4/26/17 (144A)	48,569,000	48,670,024
Charter Communications Operating LLC / Charter Communications Operating
Capital, 3.5790%, 7/23/20	15,733,000	16,191,192
Level 3 Financing Inc, 5.3750%, 8/15/22	2,052,000	2,121,255
Time Warner Cable LLC, 5.8500%, 5/1/17	6,314,000	6,333,397
Walt Disney Co, 1.9500%, 3/4/20	9,657,000	9,677,502
		96,207,322
Consumer Cyclical – 5.0%
CVS Health Corp, 1.9000%, 7/20/18	19,886,000	19,923,644

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Ford Motor Credit Co LLC, 2.5510%, 10/5/18	$12,878,000	$12,979,453
Ford Motor Credit Co LLC, 2.9430%, 1/8/19	8,097,000	8,207,022
Ford Motor Credit Co LLC, 2.0210%, 5/3/19	13,140,000	13,075,903
Ford Motor Credit Co LLC, 2.6810%, 1/9/20	6,415,000	6,457,005
General Motors Co, 3.5000%, 10/2/18†	24,091,000	24,596,405
GLP Capital LP / GLP Financing II Inc, 4.3750%, 11/1/18	8,581,000	8,806,251
Meritage Homes Corp, 4.5000%, 3/1/18	3,469,000	3,529,708
Walgreens Boots Alliance Inc, 1.7500%, 5/30/18	6,428,000	6,435,521
		104,010,912
Consumer Non-Cyclical – 13.4%
Actavis Inc, 1.8750%, 10/1/17	28,940,000	28,967,348
Anheuser-Busch InBev Finance Inc, 1.9000%, 2/1/19	32,086,000	32,130,150
Anheuser-Busch InBev Worldwide Inc, 1.7240%, 8/1/18‡	26,911,000	27,087,213
Constellation Brands Inc, 3.8750%, 11/15/19	5,390,000	5,613,739
Constellation Brands Inc, 3.7500%, 5/1/21	5,088,000	5,271,982
HCA Inc, 3.7500%, 3/15/19	20,851,000	21,320,147
HCA Inc, 4.2500%, 10/15/19	671,000	694,485
Johnson & Johnson, 1.1250%, 3/1/19	12,881,000	12,822,327
Kraft Heinz Foods Co, 1.6000%, 6/30/17	16,563,000	16,568,118
Kroger Co, 2.0000%, 1/15/19	4,639,000	4,647,513
Molson Coors Brewing Co, 1.9000%, 3/15/19 (144A)	9,655,000	9,649,033
Molson Coors Brewing Co, 1.4500%, 7/15/19	3,268,000	3,225,415
Molson Coors Brewing Co, 2.2500%, 3/15/20 (144A)	9,655,000	9,657,163
Newell Brands Inc, 2.6000%, 3/29/19	1,214,000	1,228,912
Perrigo Co PLC, 2.3000%, 11/8/18	6,713,000	6,745,692
Pfizer Inc, 1.2000%, 6/1/18	12,525,000	12,508,592
Pfizer Inc, 1.4500%, 6/3/19	12,525,000	12,463,728
Shire Acquisitions Investments Ireland DAC, 1.9000%, 9/23/19	11,629,000	11,536,259
Stryker Corp, 2.0000%, 3/8/19	9,693,000	9,718,085
Sysco Corp, 1.9000%, 4/1/19	7,428,000	7,433,794
Teva Pharmaceutical Finance Netherlands III BV, 1.4000%, 7/20/18	9,489,000	9,432,673
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	12,402,000	12,259,476
Zimmer Biomet Holdings Inc, 1.4500%, 4/1/17	10,094,000	10,094,000
Zimmer Biomet Holdings Inc, 2.0000%, 4/1/18	10,497,000	10,514,215
		281,590,059
Electric – 1.5%
Dominion Resources Inc/VA, 1.6000%, 8/15/19	6,187,000	6,108,988
Southern Co, 1.5500%, 7/1/18†	12,789,000	12,739,315
Southern Co, 1.8500%, 7/1/19	12,569,000	12,499,519
		31,347,822
Energy – 6.6%
Canadian Natural Resources Ltd, 5.7000%, 5/15/17	7,232,000	7,265,354
Canadian Natural Resources Ltd, 1.7500%, 1/15/18	12,848,000	12,845,405
Cenovus Energy Inc, 5.7000%, 10/15/19	124,000	133,828
Chevron Corp, 1.6860%, 2/28/19	12,878,000	12,890,543
Diamond Offshore Drilling Inc, 5.8750%, 5/1/19	4,737,000	4,950,165
Enbridge Inc, 1.5140%, 6/2/17‡	6,701,000	6,703,520
Enterprise Products Operating LLC, 6.3000%, 9/15/17	10,315,000	10,527,045
Enterprise Products Operating LLC, 6.6500%, 4/15/18	2,930,000	3,072,879
Kinder Morgan Energy Partners LP, 2.6500%, 2/1/19	10,765,000	10,866,105
Kinder Morgan Inc/DE, 3.0500%, 12/1/19	25,288,000	25,711,169
Marathon Oil Corp, 5.9000%, 3/15/18	3,963,000	4,102,498
Shell International Finance BV, 1.3750%, 5/10/19	25,444,000	25,216,174
Spectra Energy Partners LP, 2.9500%, 9/25/18	9,583,000	9,709,802
Sunoco LP / Sunoco Finance Corp, 5.5000%, 8/1/20	5,246,000	5,298,460
		139,292,947
Finance Companies – 4.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 2.7500%, 5/15/17	14,499,000	14,517,994
CIT Group Inc, 5.0000%, 5/15/17	2,301,000	2,308,363
CIT Group Inc, 5.2500%, 3/15/18	11,651,000	11,964,121
CIT Group Inc, 5.0000%, 5/15/18 (144A)	40,923,000	41,199,230
International Lease Finance Corp, 8.8750%, 9/1/17	11,636,000	11,974,654
USAA Capital Corp, 1.2646%, 2/1/19 (144A)‡	7,572,000	7,570,955
		89,535,317
Insurance – 1.0%
Aetna Inc, 1.7000%, 6/7/18	11,170,000	11,169,665
Berkshire Hathaway Finance Corp, 1.7000%, 3/15/19	7,804,000	7,816,877
CNO Financial Group Inc, 4.5000%, 5/30/20	2,755,000	2,844,538
		21,831,080
Technology – 4.4%
Broadcom Corp / Broadcom Cayman Finance Ltd, 2.3750%, 1/15/20 (144A)	8,124,000	8,122,131
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.0000%, 1/15/22 (144A)	8,108,000	8,083,595
Fidelity National Information Services Inc, 2.8500%, 10/15/18	12,484,000	12,655,580

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
Fidelity National Information Services Inc, 3.6250%, 10/15/20	$12,971,000	$13,477,297
Iron Mountain Inc, 6.0000%, 10/1/20 (144A)	14,620,000	15,314,450
Seagate HDD Cayman, 3.7500%, 11/15/18	1,581,000	1,620,525
Total System Services Inc, 2.3750%, 6/1/18	6,135,000	6,160,252
Total System Services Inc, 3.8000%, 4/1/21	12,415,000	12,837,818
TSMC Global Ltd, 1.6250%, 4/3/18 (144A)	14,262,000	14,225,200
		92,496,848
Transportation – 0.8%
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.2000%, 7/15/20 (144A)	17,263,000	17,565,828
Total Corporate Bonds (cost $1,600,576,780)		1,603,376,515
United States Treasury Notes/Bonds – 10.8%
0.8750%, 7/15/18	13,099,000	13,053,455
0.7500%, 8/31/18	11,795,000	11,727,273
1.0000%, 9/15/18	13,524,000	13,489,135
0.7500%, 9/30/18	8,433,000	8,378,320
1.3750%, 9/30/18	10,093,000	10,121,785
0.8750%, 10/15/18	20,827,000	20,726,926
1.0000%, 11/30/18	20,068,000	19,997,441
1.3750%, 12/31/18	10,113,000	10,138,283
1.1250%, 1/15/19	2,324,000	2,319,461
1.1250%, 2/28/19	28,285,000	28,218,700
0.8750%, 6/15/19	8,080,000	8,001,406
0.8750%, 9/15/19	14,038,000	13,864,715
1.3750%, 2/15/20	19,484,000	19,420,073
1.6250%, 3/15/20	16,075,000	16,130,893
1.3750%, 1/31/21	5,422,000	5,345,539
2.2500%, 4/30/21	25,960,000	26,415,312
Total United States Treasury Notes/Bonds (cost $227,626,901)		227,348,717
Investment Companies – 1.2%
Money Markets – 1.2%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£ (cost $26,275,644)	.26,275,644	26,275,644
Total Investments (total cost $2,098,409,702) – 100.0%		2,100,785,094
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(909,140)
Net Assets – 100%		$2,099,875,954

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,849,529,449	88.0%
Belgium	59,217,363	2.8
Netherlands	39,734,168	1.9
United Kingdom	33,938,664	1.6
Canada	26,948,107	1.3
Israel	21,692,149	1.0
Switzerland	17,461,563	0.8
Taiwan	14,225,200	0.7
France	11,738,740	0.6
Ireland	10,700,580	0.5
Luxembourg	9,673,417	0.5
Australia	5,925,694	0.3

Total	$2,100,785,094	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2017 is $298,569,144, which represents 14.2% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2017, is $19,656,235.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of March 31, 2017.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Janus Cash Liquidity Fund LLC	46,804,245	906,460,700	(926,989,301)	26,275,644	$—	$122,649	$26,275,644

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$149,444,934	$-
Bank Loans and Mezzanine Loans	-	94,339,284	-
Corporate Bonds	-	1,603,376,515	-
United States Treasury Notes/Bonds	-	227,348,717	-
Investment Companies	-	26,275,644	-
Total Assets	$-	$2,100,785,094	$-

Organization and Significant Accounting Policies

Janus Short-Term Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks as high a level of current income as is consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,098,298,861	$ 6,384,261	$ (3,898,028)	$ 2,486,233

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. As a result, the consummation of the Merger may cause the investment advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post- Merger Advisory Agreements, among other proposals, to Fund shareholders for approval.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreements

At the Meeting, shareholders of the Fund approved the respective Post-Merger Advisory Agreement, which will take effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

Perkins Large Cap Value Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Common Stocks – 95.4%
Aerospace & Defense – 1.5%
United Technologies Corp	.18,090	$2,029,879
Banks – 11.8%
CIT Group Inc	34,128	1,465,115
Citigroup Inc	61,030	3,650,815
PNC Financial Services Group Inc	23,863	2,869,287
US Bancorp	78,730	4,054,595
Wells Fargo & Co	80,512	4,481,298
		16,521,110
Beverages – 1.5%
PepsiCo Inc	19,169	2,144,244
Capital Markets – 3.0%
Affiliated Managers Group Inc	15,043	2,466,149
Bank of New York Mellon Corp	35,559	1,679,452
		4,145,601
Chemicals – 2.9%
Potash Corp of Saskatchewan Inc	88,516	1,511,853
Westlake Chemical Corp	38,239	2,525,686
		4,037,539
Commercial Services & Supplies – 1.0%
Republic Services Inc	23,110	1,451,539
Communications Equipment – 1.1%
Cisco Systems Inc	43,856	1,482,333
Construction & Engineering – 1.2%
Fluor Corp	31,792	1,672,895
Consumer Finance – 1.2%
American Express Co	22,107	1,748,885
Containers & Packaging – 2.0%
Crown Holdings Inc*	53,774	2,847,333
Diversified Financial Services – 1.7%
Berkshire Hathaway Inc*	14,622	2,437,195
Electric Utilities – 4.8%
Great Plains Energy Inc	100,442	2,934,915
PPL Corp	99,812	3,731,971
		6,666,886
Electrical Equipment – 1.6%
AMETEK Inc	41,156	2,225,716
Energy Equipment & Services – 2.0%
Keane Group Inc*	75,788	1,083,768
Schlumberger Ltd	22,775	1,778,727
		2,862,495
Equity Real Estate Investment Trusts (REITs) – 2.6%
Equity Residential	57,384	3,570,432
Food Products – 6.5%
Conagra Brands Inc	87,556	3,532,009
General Mills Inc	23,861	1,408,038
JM Smucker Co	8,995	1,179,065
Mead Johnson Nutrition Co	33,166	2,954,427
		9,073,539
Health Care Providers & Services – 3.6%
AmerisourceBergen Corp	32,869	2,908,906
Laboratory Corp of America Holdings*	14,882	2,135,121
		5,044,027
Household Products – 2.4%
Procter & Gamble Co	37,866	3,402,260
Industrial Conglomerates – 1.2%
Honeywell International Inc	13,646	1,703,976
Information Technology Services – 1.5%
Total System Services Inc	38,619	2,064,572
Insurance – 4.1%
Chubb Ltd	18,586	2,532,342
XL Group Ltd	80,072	3,191,670
		5,724,012
Internet Software & Services – 1.6%
Alphabet Inc*	2,669	2,262,778
Media – 3.7%
Omnicom Group Inc	23,522	2,027,832
Time Warner Inc	17,512	1,711,098

Shares or Principal Amounts		Value
Common Stocks – (continued)
Media – (continued)
Twenty-First Century Fox Inc - Class B	.44,409	$1,411,318
		5,150,248
Multiline Retail – 1.2%
Target Corp	29,817	1,645,600
Oil, Gas & Consumable Fuels – 7.6%
Exxon Mobil Corp	40,494	3,320,913
HollyFrontier Corp	49,241	1,395,490
Noble Energy Inc	82,671	2,838,922
Occidental Petroleum Corp	49,647	3,145,634
		10,700,959
Personal Products – 2.0%
Unilever PLC (ADR)	55,476	2,737,186
Pharmaceuticals – 8.4%
Johnson & Johnson	35,900	4,471,345
Novartis AG (ADR)	33,881	2,516,342
Pfizer Inc	139,823	4,783,345
		11,771,032
Road & Rail – 1.2%
CSX Corp	36,793	1,712,714
Semiconductor & Semiconductor Equipment – 2.2%
Analog Devices Inc	17,364	1,422,980
Intel Corp	47,741	1,722,018
		3,144,998
Software – 5.8%
Check Point Software Technologies Ltd*	23,051	2,366,416
Microsoft Corp	23,512	1,548,500
Oracle Corp	94,039	4,195,080
		8,109,996
Trading Companies & Distributors – 1.1%
Fastenal Co	30,179	1,554,219
Wireless Telecommunication Services – 1.4%
Vodafone Group PLC (ADR)	74,060	1,957,406
Total Common Stocks (cost $108,324,842)		133,603,604
Repurchase Agreements – 2.9%
Undivided interest of 4.1% in a joint repurchase agreement (principal amount $98,000,000 with a maturity value of $98,006,125) with ING Financial Markets LLC, 0.7500%, dated 3/31/17, maturing 4/3/17 to be repurchased at $4,000,250 collateralized by $99,501,665 in U.S. Treasuries 0.1250% - 0.3750%, 1/15/23 - 7/15/23 with a value of $99,961,172 (cost $4,000,000)	$4,000,000	4,000,000
Total Investments (total cost $112,324,842) – 98.3%		137,603,604
Cash, Receivables and Other Assets, net of Liabilities – 1.7%		2,381,309
Net Assets – 100%		$139,984,913

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$126,514,401	92.0%
United Kingdom	4,694,592	3.4
Switzerland	2,516,342	1.8
Israel	2,366,416	1.7
Canada	1,511,853	1.1

Total	$137,603,604	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$133,603,604	$-	$-
Repurchase Agreements	-	4,000,000	-
Total Assets	$133,603,604	$4,000,000	$-

Organization and Significant Accounting Policies

Perkins Large Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 112,590,848	$27,289,164	$ (2,276,408)	$ 25,012,756

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. In addition, the consummation of the Merger may be deemed to cause an assignment of the investment sub-advisory agreement between Janus Capital and Perkins Investment Management LLC (“Perkins”) on behalf of the Fund in effect as of the date of this Report. As a result, the consummation of the Merger may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and Perkins on behalf of the Fund (the “Post-Merger Sub-Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreements and Post-Merger Sub-Advisory Agreements, among other proposals, to Fund shareholders for approval.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreements and Post-Merger Sub-Advisory Agreements, both of which will take effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Common Stocks – 95.9%
Aerospace & Defense – 2.1%
BWX Technologies Inc	.1,773,227	$84,405,605
Banks – 6.3%
CIT Group Inc	1,364,789	58,590,392
Citizens Financial Group Inc	1,559,353	53,875,646
Investors Bancorp Inc	2,742,024	39,430,305
Umpqua Holdings Corp	3,231,394	57,324,930
Wintrust Financial Corp	736,382	50,898,724
		260,119,997
Beverages – 1.2%
Dr Pepper Snapple Group Inc	501,723	49,128,716
Building Products – 1.4%
Simpson Manufacturing Co Inc	1,352,200	58,266,298
Capital Markets – 3.5%
Affiliated Managers Group Inc	357,693	58,640,190
Invesco Ltd	2,729,209	83,595,672
		142,235,862
Chemicals – 6.0%
Axalta Coating Systems Ltd*	1,853,960	59,697,512
Potash Corp of Saskatchewan Inc	3,286,821	56,138,903
Valvoline Inc	1,877,907	46,102,617
Westlake Chemical Corp	1,263,369	83,445,522
		245,384,554
Commercial Services & Supplies – 2.0%
Republic Services Inc	432,956	27,193,966
Waste Connections Inc	624,997	55,137,235
		82,331,201
Communications Equipment – 0.8%
F5 Networks Inc*	217,867	31,061,298
Construction & Engineering – 1.1%
Fluor Corp	823,243	43,319,047
Containers & Packaging – 3.6%
Crown Holdings Inc*	1,834,076	97,114,324
Graphic Packaging Holding Co	3,859,546	49,672,357
		146,786,681
Electric Utilities – 5.3%
Alliant Energy Corp	2,041,200	80,851,932
Great Plains Energy Inc	2,816,730	82,304,851
Pinnacle West Capital Corp	673,542	56,159,932
		219,316,715
Electrical Equipment – 2.7%
AMETEK Inc	1,232,780	66,668,742
Generac Holdings Inc*	1,160,632	43,268,361
		109,937,103
Energy Equipment & Services – 2.1%
Keane Group Inc*	2,689,013	38,452,886
Oceaneering International Inc	754,050	20,419,674
Patterson-UTI Energy Inc	1,086,950	26,380,277
		85,252,837
Equity Real Estate Investment Trusts (REITs) – 10.2%
Alexandria Real Estate Equities Inc	344,970	38,126,084
Equity Commonwealth*	2,345,847	73,237,343
Equity LifeStyle Properties Inc	1,062,911	81,907,922
Healthcare Trust of America Inc	1,982,841	62,380,178
Lamar Advertising Co	1,226,145	91,642,077
Mid-America Apartment Communities Inc	331,956	33,773,203
Weyerhaeuser Co	1,151,867	39,140,441
		420,207,248
Food & Staples Retailing – 1.2%
Casey's General Stores Inc	421,999	47,369,388
Food Products – 5.6%
Conagra Brands Inc	2,671,704	107,776,539
Lamb Weston Holdings Inc	925,264	38,916,604
Mead Johnson Nutrition Co	927,866	82,654,303
		229,347,446
Health Care Providers & Services – 3.6%
AmerisourceBergen Corp	868,995	76,906,058
Laboratory Corp of America Holdings*	499,048	71,598,417
		148,504,475

Shares or Principal Amounts		Value
Common Stocks – (continued)
Information Technology Services – 2.1%
Jack Henry & Associates Inc	.229,814	$21,395,683
Total System Services Inc	1,215,550	64,983,303
		86,378,986
Insurance – 7.8%
Allied World Assurance Co Holdings AG	1,002,393	53,227,068
RenaissanceRe Holdings Ltd	448,027	64,807,106
Torchmark Corp	1,338,147	103,090,845
XL Group Ltd	2,516,335	100,301,113
		321,426,132
Life Sciences Tools & Services – 2.6%
Agilent Technologies Inc	668,194	35,327,417
ICON PLC*	342,435	27,298,918
INC Research Holdings Inc*	987,124	45,259,635
		107,885,970
Machinery – 3.9%
Donaldson Co Inc	861,007	39,193,039
Lincoln Electric Holdings Inc	491,451	42,687,434
Trinity Industries Inc	2,914,925	77,391,259
		159,271,732
Media – 1.4%
Omnicom Group Inc	663,462	57,197,059
Metals & Mining – 1.4%
Compass Minerals International Inc	828,437	56,209,450
Multiline Retail – 1.2%
Kohl's Corp	582,887	23,204,732
Nordstrom Inc	524,837	24,441,659
		47,646,391
Oil, Gas & Consumable Fuels – 5.0%
Cimarex Energy Co	468,774	56,013,805
HollyFrontier Corp	1,359,406	38,525,566
Noble Energy Inc	2,799,450	96,133,113
Whiting Petroleum Corp*	1,659,736	15,701,103
		206,373,587
Road & Rail – 1.2%
CSX Corp	1,075,745	50,075,930
Semiconductor & Semiconductor Equipment – 1.7%
Analog Devices Inc	861,339	70,586,731
Software – 5.4%
Check Point Software Technologies Ltd*	885,085	90,862,826
Synopsys Inc*	1,824,985	131,636,168
		222,498,994
Specialty Retail – 1.4%
AutoZone Inc*	22,546	16,301,885
Sally Beauty Holdings Inc*	2,018,290	41,253,848
		57,555,733
Technology Hardware, Storage & Peripherals – 1.1%
Western Digital Corp	547,327	45,170,897
Trading Companies & Distributors – 1.0%
Fastenal Co	768,106	39,557,459
Total Common Stocks (cost $3,047,977,436)		3,930,809,522
Repurchase Agreements – 4.1%
Undivided interest of 50.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,006,250) with ING Financial Markets LLC, 0.7500%, dated 3/31/17, maturing 4/3/17 to be repurchased at $50,003,125 collateralized by $98,209,951 in U.S. Treasuries 0.1250% - 2.7500%, 3/15/20 - 2/15/44 with a value of $102,001,802	$50,000,000	50,000,000
Undivided interest of 18.9% in a joint repurchase agreement (principal amount $98,000,000 with a maturity value of $98,006,125) with ING Financial Markets LLC, 0.7500%, dated 3/31/17, maturing 4/3/17 to be repurchased at $18,501,156 collateralized by $99,501,665 in U.S. Treasuries 0.1250% - 0.3750%, 1/15/23 - 7/15/23 with a value of $99,961,172	18,500,000	18,500,000
Undivided interest of 40.0% in a joint repurchase agreement (principal amount $250,000,000 with a maturity value of $250,015,833) with RBC Capital Markets Corp., 0.7600%, dated 3/31/17, maturing 4/3/17 to be repurchased at $100,006,333 collateralized by $272,387,970 in U.S. Treasuries 0% - 7.8750%, 5/25/17 - 2/15/47 with a value of $255,000,074	100,000,000	100,000,000
Total Repurchase Agreements (cost $168,500,000)		168,500,000
Total Investments (total cost $3,216,477,436) – 100.0%		4,099,309,522
Cash, Receivables and Other Assets, net of Liabilities – 0%		32,246
Net Assets – 100%		$4,099,341,768

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,925,008,875	95.7%
Israel	90,862,826	2.2
Canada	56,138,903	1.4
Ireland	27,298,918	0.7

Total	$4,099,309,522	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$3,930,809,522	$-	$-
Repurchase Agreements	-	168,500,000	-
Total Assets	$3,930,809,522	$168,500,000	$-

Organization and Significant Accounting Policies

Perkins Mid Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective.

Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,228,658,473	$915,058,168	$(44,407,119)	$ 870,651,049

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. In addition, the consummation of the Merger may be deemed to cause an assignment of the investment sub-advisory agreement between Janus Capital and Perkins Investment Management LLC (“Perkins”) on behalf of the Fund in effect as of the date of this Report. As a result, the consummation of the Merger may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and Perkins on behalf of the Fund (the “Post-Merger Sub-Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreements and Post-Merger Sub-Advisory Agreements, among other proposals, to Fund shareholders for approval.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreements and Post-Merger Sub-Advisory Agreements, both of which will take effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

Perkins Select Value Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Common Stocks – 93.0%
Banks – 13.6%
Access National Corp	.55,000	$1,651,100
BNC Bancorp	25,000	876,250
Citizens Financial Group Inc	80,000	2,764,000
Columbia Banking System Inc	14,000	545,860
Evans Bancorp Inc	49,798	1,912,243
First Hawaiian Inc	35,000	1,047,200
Prosperity Bancshares Inc	16,000	1,115,360
Umpqua Holdings Corp	90,000	1,596,600
Wells Fargo & Co	60,000	3,339,600
		14,848,213
Biotechnology – 0.7%
AbbVie Inc	12,000	781,920
Capital Markets – 0.7%
Cohen & Steers Inc	20,000	799,400
Chemicals – 0.8%
Valvoline Inc	35,000	859,250
Commercial Services & Supplies – 4.9%
Cintas Corp	15,000	1,898,100
UniFirst Corp/MA	12,000	1,697,400
Waste Connections Inc	20,000	1,764,400
		5,359,900
Communications Equipment – 0.8%
F5 Networks Inc*	6,000	855,420
Electrical Equipment – 3.7%
Generac Holdings Inc*	48,000	1,789,440
Thermon Group Holdings Inc*	110,000	2,292,400
		4,081,840
Energy Equipment & Services – 2.3%
Mammoth Energy Services Inc*	115,000	2,473,650
Equity Real Estate Investment Trusts (REITs) – 11.3%
Equity Commonwealth*	75,000	2,341,500
Equity LifeStyle Properties Inc	55,000	4,238,300
Equity Residential	15,000	933,300
Extra Space Storage Inc	8,000	595,120
Healthcare Trust of America Inc	40,000	1,258,400
Lamar Advertising Co	12,000	896,880
Weyerhaeuser Co	60,000	2,038,800
		12,302,300
Food & Staples Retailing – 2.2%
Casey's General Stores Inc	21,500	2,413,375
Food Products – 1.1%
Cal-Maine Foods Inc*	32,000	1,177,600
Health Care Equipment & Supplies – 1.9%
Stryker Corp	16,000	2,106,400
Health Care Providers & Services – 4.4%
AmerisourceBergen Corp	22,000	1,947,000
Laboratory Corp of America Holdings*	20,000	2,869,400
		4,816,400
Health Care Technology – 1.0%
Omnicell Inc*	26,000	1,056,900
Hotels, Restaurants & Leisure – 4.0%
Cedar Fair LP	65,000	4,407,650
Independent Power and Renewable Electricity Producers – 0.6%
NextEra Energy Partners LP	20,000	662,600
Information Technology Services – 2.1%
Jack Henry & Associates Inc	8,000	744,800
Total System Services Inc	28,000	1,496,880
		2,241,680
Internet Software & Services – 4.7%
Alphabet Inc*	6,000	5,086,800
Life Sciences Tools & Services – 2.5%
ICON PLC*	12,000	956,640
INC Research Holdings Inc*	38,000	1,742,300
		2,698,940
Machinery – 1.3%
Donaldson Co Inc	18,000	819,360
Trinity Industries Inc	24,000	637,200
		1,456,560

Shares or Principal Amounts		Value
Common Stocks – (continued)
Marine – 1.0%
Irish Continental Group PLC	.200,000	$1,056,034
Metals & Mining – 0.6%
Compass Minerals International Inc	10,000	678,500
Oil, Gas & Consumable Fuels – 6.6%
Anadarko Petroleum Corp	16,000	992,000
Delek US Holdings Inc	40,000	970,800
Enterprise Products Partners LP	30,000	828,300
HollyFrontier Corp	50,000	1,417,000
Magellan Midstream Partners LP	20,000	1,538,200
Occidental Petroleum Corp	22,000	1,393,920
		7,140,220
Pharmaceuticals – 9.3%
Johnson & Johnson	30,000	3,736,500
Merck & Co Inc	15,000	953,100
Novartis AG (ADR)	14,000	1,039,780
Pfizer Inc	130,000	4,447,300
		10,176,680
Road & Rail – 2.1%
AMERCO	2,800	1,067,332
Union Pacific Corp	12,000	1,271,040
		2,338,372
Software – 4.7%
Check Point Software Technologies Ltd*	25,000	2,566,500
Synopsys Inc*	36,000	2,596,680
		5,163,180
Specialty Retail – 1.5%
Sally Beauty Holdings Inc*	78,000	1,594,320
Thrifts & Mortgage Finance – 2.6%
OceanFirst Financial Corp	100,000	2,817,500
Total Common Stocks (cost $82,299,819)		101,451,604
Repurchase Agreements(a) – 10.2%
Undivided interest of 11.4% in a joint repurchase agreement (principal amount $98,000,000 with a maturity value of $98,006,125) with ING Financial Markets LLC, 0.7500%, dated 3/31/17, maturing 4/3/17 to be repurchased at $11,200,700 collateralized by $99,501,665 in U.S. Treasuries 0.1250% - 0.3750%, 1/15/23 - 7/15/23 with a value of $99,961,172 (cost $11,200,000)	$11,200,000	11,200,000
Total Investments (total cost $93,499,819) – 103.2%		112,651,604
Liabilities, net of Cash, Receivables and Other Assets – (3.2)%		(3,541,341)
Net Assets – 100%		$109,110,263

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$107,032,650	95.0%
Israel	2,566,500	2.3
Ireland	2,012,674	1.8
Switzerland	1,039,780	0.9

Total	$112,651,604	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$101,451,604	$-	$-
Repurchase Agreements	-	11,200,000	-
Total Assets	$101,451,604	$11,200,000	$-

Organization and Significant Accounting Policies

Perkins Select Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $935,669 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 93,337,264	$20,083,856	$ (769,516)	$ 19,314,340

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. In addition, the consummation of the Merger may be deemed to cause an assignment of the investment sub-advisory agreement between Janus Capital and Perkins Investment Management LLC (“Perkins”) on behalf of the Fund in effect as of the date of this Report. As a result, the consummation of the Merger may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and Perkins on behalf of the Fund (the “Post-Merger Sub-Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreements and Post-Merger Sub-Advisory Agreements, among other proposals, to Fund shareholders for approval.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreements and Post-Merger Sub-Advisory Agreements, both of which will take effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

Perkins Small Cap Value Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Common Stocks – 96.0%
Aerospace & Defense – 1.4%
BWX Technologies Inc	.754,925	$35,934,430
Auto Components – 1.5%
Dana Inc	2,027,434	39,149,751
Banks – 18.9%
1st Source Corp	227,468	10,679,623
Access National Corp£	651,404	19,555,148
BancFirst Corp	187,307	16,838,899
Bank of Hawaii Corp	200,247	16,492,343
Banner Corp	1,436,135	79,906,551
BNC Bancorp	642,568	22,522,008
Carolina Financial Corp	329,045	9,871,350
CoBiz Financial Inc	1,160,937	19,503,742
Columbia Banking System Inc	1,117,338	43,565,009
CU Bancorp*	309,756	12,281,825
First Hawaiian Inc	1,924,600	57,584,032
Hancock Holding Co	302,470	13,777,509
HomeTrust Bancshares Inc*	482,074	11,328,739
Independent Bank Corp/Rockland MA	660,843	42,954,795
Pacific Premier Bancorp Inc*	527,040	20,317,392
Prosperity Bancshares Inc	891,982	62,180,065
Wintrust Financial Corp	472,881	32,685,535
		492,044,565
Beverages – 0.8%
Boston Beer Co Inc*	143,339	20,733,986
Building Products – 1.5%
Simpson Manufacturing Co Inc	935,510	40,311,126
Capital Markets – 1.4%
Cohen & Steers Inc	936,879	37,447,054
Chemicals – 1.3%
Valvoline Inc	1,417,205	34,792,383
Commercial Services & Supplies – 3.3%
UniFirst Corp/MA	617,160	87,297,282
Communications Equipment – 0.5%
Radware Ltd*	817,278	13,207,212
Construction Materials – 1.4%
United States Lime & Minerals Inc	114,981	9,081,199
US Concrete Inc*	445,743	28,772,711
		37,853,910
Containers & Packaging – 2.5%
Graphic Packaging Holding Co	2,674,583	34,421,883
Sonoco Products Co	559,630	29,615,620
		64,037,503
Electrical Equipment – 3.3%
Encore Wire Corp	789,443	36,314,378
Generac Holdings Inc*	314,185	11,712,817
Thermon Group Holdings Inc*,£	1,863,104	38,827,087
		86,854,282
Electronic Equipment, Instruments & Components – 2.5%
Tech Data Corp*	360,730	33,872,547
Vishay Intertechnology Inc	1,863,345	30,652,025
		64,524,572
Energy Equipment & Services – 4.0%
Basic Energy Services Inc*	554,993	18,514,566
Keane Group Inc*	498,160	7,123,688
Mammoth Energy Services Inc*,£	2,097,872	45,125,227
Oceaneering International Inc	657,458	17,803,963
Patterson-UTI Energy Inc	666,073	16,165,592
		104,733,036
Equity Real Estate Investment Trusts (REITs) – 7.6%
Equity Commonwealth*	1,217,183	38,000,453
Healthcare Trust of America Inc	892,578	28,080,504
Life Storage Inc	169,000	13,878,280
MGM Growth Properties LLC	1,886,442	51,028,256
Physicians Realty Trust	1,190,737	23,659,944
Sun Communities Inc	531,040	42,658,443
		197,305,880
Food & Staples Retailing – 0.8%
Casey's General Stores Inc	178,531	20,040,105

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food Products – 5.0%
Cal-Maine Foods Inc*	.1,137,462	$41,858,602
Hostess Brands Inc*	1,312,977	20,836,945
J&J Snack Foods Corp	179,082	24,276,356
John B Sanfilippo & Son Inc	281,315	20,589,445
Nomad Foods Ltd*	1,939,946	22,212,382
		129,773,730
Health Care Technology – 1.4%
Omnicell Inc*	873,563	35,510,336
Hotels, Restaurants & Leisure – 2.9%
Cedar Fair LP	1,103,706	74,842,304
Household Durables – 0.8%
TopBuild Corp*	470,405	22,109,035
Independent Power and Renewable Electricity Producers – 0.6%
NextEra Energy Partners LP	497,327	16,476,444
Information Technology Services – 0.6%
Jack Henry & Associates Inc	158,929	14,796,290
Insurance – 3.7%
First American Financial Corp	596,632	23,435,705
Hanover Insurance Group Inc	615,091	55,395,095
RenaissanceRe Holdings Ltd	121,237	17,536,932
		96,367,732
Life Sciences Tools & Services – 1.5%
ICON PLC*	184,173	14,682,272
INC Research Holdings Inc*	561,051	25,724,188
		40,406,460
Machinery – 6.4%
ESCO Technologies Inc	698,634	40,590,635
Graco Inc	280,484	26,404,764
Lincoln Electric Holdings Inc	508,863	44,199,840
RBC Bearings Inc*	171,969	16,696,470
Sun Hydraulics Corp	322,519	11,646,161
Trinity Industries Inc	1,039,461	27,597,690
		167,135,560
Media – 0.8%
AMC Networks Inc*	341,834	20,058,819
Metals & Mining – 1.7%
Commercial Metals Co	671,708	12,849,774
Compass Minerals International Inc	453,932	30,799,286
		43,649,060
Mortgage Real Estate Investment Trusts (REITs) – 1.1%
MFA Financial Inc	3,650,492	29,495,975
Multi-Utilities – 2.2%
Black Hills Corp	848,603	56,406,641
Oil, Gas & Consumable Fuels – 1.7%
Delek US Holdings Inc	1,036,479	25,155,345
Gulfport Energy Corp*	1,153,729	19,832,602
		44,987,947
Paper & Forest Products – 1.0%
Boise Cascade Co*	980,136	26,169,631
Pharmaceuticals – 1.2%
Catalent Inc*	1,131,261	32,037,312
Professional Services – 1.4%
Kforce Inc	682,854	16,217,782
TrueBlue Inc*	754,941	20,647,636
		36,865,418
Road & Rail – 1.7%
Heartland Express Inc	2,207,755	44,265,488
Semiconductor & Semiconductor Equipment – 2.3%
Cabot Microelectronics Corp	260,920	19,989,081
Mellanox Technologies Ltd*	219,886	11,203,192
Teradyne Inc	919,016	28,581,398
		59,773,671
Software – 1.5%
MicroStrategy Inc*	90,279	16,954,396
Nice Ltd (ADR)	337,107	22,916,534
		39,870,930
Specialty Retail – 1.8%
Sally Beauty Holdings Inc*	2,341,918	47,868,804
Textiles, Apparel & Luxury Goods – 1.0%
Movado Group Inc	366,184	9,136,291
Skechers U.S.A. Inc*	585,518	16,072,469
		25,208,760

Shares or Principal Amounts		Value
Common Stocks – (continued)
Thrifts & Mortgage Finance – 1.0%
Washington Federal Inc	.785,905	$26,013,455
Total Common Stocks (cost $2,118,285,664)		2,506,356,879
Repurchase Agreements – 4.0%
Undivided interest of 50.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,006,250) with ING Financial Markets LLC, 0.7500%, dated 3/31/17, maturing 4/3/17 to be repurchased at $50,003,125 collateralized by $98,209,951 in U.S. Treasuries 0.1250% - 2.7500%, 3/15/20 - 2/15/44 with a value of $102,001,802	$50,000,000	50,000,000
Undivided interest of 23.2% in a joint repurchase agreement (principal amount $98,000,000 with a maturity value of $98,006,125) with ING Financial Markets LLC, 0.7500%, dated 3/31/17, maturing 4/3/17 to be repurchased at $22,701,419 collateralized by $99,501,665 in U.S. Treasuries 0.1250% - 0.3750%, 1/15/23 - 7/15/23 with a value of $99,961,172	22,700,000	22,700,000
Undivided interest of 12.0% in a joint repurchase agreement (principal amount $250,000,000 with a maturity value of $250,015,833) with RBC Capital Markets Corp., 0.7600%, dated 3/31/17, maturing 4/3/17 to be repurchased at $30,001,900 collateralized by $272,387,970 in U.S. Treasuries 0% - 7.8750%, 5/25/17 - 2/15/47 with a value of $255,000,074	30,000,000	30,000,000
Total Repurchase Agreements (cost $102,700,000)		102,700,000
Total Investments (total cost $2,220,985,664) – 100.0%		2,609,056,879
Cash, Receivables and Other Assets, net of Liabilities – 0%		1,202,992
Net Assets – 100%		$2,610,259,871

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,536,038,479	97.2%
Israel	36,123,746	1.4
United Kingdom	22,212,382	0.8
Ireland	14,682,272	0.6

Total	$2,609,056,879	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Access National Corp	—	651,404	—	651,404	$—	$239,183	$19,555,148
Mammoth Energy Services Inc	—	2,097,872	—	2,097,872	—	—	45,125,227
Thermon Group Holdings Inc	657,920	1,205,184	—	1,863,104	—	—	38,827,087

Total					$—	$239,183	$103,507,462

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$2,506,356,879	$-	$-
Repurchase Agreements	-	102,700,000	-
Total Assets	$2,506,356,879	$102,700,000	$-

Organization and Significant Accounting Policies

Perkins Small Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,220,610,051	$419,860,567	$(31,413,739)	$ 388,446,828

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. In addition, the consummation of the Merger may be deemed to cause an assignment of the investment sub-advisory agreement between Janus Capital and Perkins Investment Management LLC (“Perkins”) on behalf of the Fund in effect as of the date of this Report. As a result, the consummation of the Merger may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and Perkins on behalf of the Fund (the “Post-Merger Sub-Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreements and Post-Merger Sub-Advisory Agreements, among other proposals, to Fund shareholders for approval.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filingother than the following:

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreements and Post-Merger Sub-Advisory Agreements, both of which will take effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

March 31, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.1%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$33,000	$33,741
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	26,000	26,351
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	22,000	22,534
Banc of America Commercial Mortgage Trust 2007-3, 5.7608%, 6/10/49‡	79,684	79,966
CKE Restaurant Holdings Inc, 4.4740%, 3/20/43 (144A)	142,475	141,299
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	46,631	47,183
Cosmopolitan Hotel Trust 2016-COSMO, 3.0120%, 11/15/33 (144A)‡	10,000	10,106
Cosmopolitan Hotel Trust 2016-COSMO, 4.4120%, 11/15/33 (144A)‡	15,000	15,243
Cosmopolitan Hotel Trust 2016-COSMO, 5.5620%, 11/15/33 (144A)‡	36,000	36,609
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	63,200	63,227
Fannie Mae Connecticut Avenue Securities, 5.8817%, 11/25/24‡	10,000	11,219
Fannie Mae Connecticut Avenue Securities, 4.9817%, 5/25/25‡	14,975	15,763
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	70,902	65,765
GAHR Commercial Mortgage Trust 2015-NRF, 3.3822%, 12/15/34 (144A)‡	16,000	16,160
GS Mortgage Securities Corp II, 3.4357%, 12/10/27 (144A)‡	100,000	97,985
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	10,000	10,116
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.0090%, 10/5/31 (144A)‡	10,000	10,033
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	25,000	24,257
LB-UBS Commercial Mortgage Trust 2006-C1, 5.2760%, 2/15/41‡	7,123	7,118
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	11,891	11,897
LB-UBS Commercial Mortgage Trust 2007-C7, 6.2531%, 9/15/45‡	20,000	20,395
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	10,000	9,877
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	10,000	9,821
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	29,000	29,389
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	45,000	45,776
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	44,775	45,389
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	98,007	98,334
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 6.0531%, 2/15/51‡	91,846	92,164
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.1316%, 5/15/46‡	20,000	20,069
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.6622%, 1/15/27 (144A)‡	25,000	24,463
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.1622%, 2/15/27 (144A)‡	25,000	25,467
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	90,620	91,041
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $1,263,512)		1,258,757
Bank Loans and Mezzanine Loans – 2.2%
Basic Industry – 0.1%
Axalta Coating Systems US Holdings Inc, 3.6468%, 2/1/23(a),‡	74,424	75,003
Communications – 0.7%
Charter Communications Operating LLC, 3.2322%, 1/15/24‡	58,410	58,662
Level 3 Financing Inc, 3.2272%, 2/22/24‡	172,000	172,215
Mission Broadcasting Inc, 3.9428%, 1/17/24(a),‡	5,323	5,365
Nexstar Broadcasting Inc, 3.9428%, 1/17/24(a),‡	56,310	56,750
Nielsen Finance LLC, 3.3544%, 10/4/23‡	46,867	47,085
Zayo Group LLC, 2.9761%, 1/19/21‡	5,000	5,021
Zayo Group LLC, 0%, 1/19/24(a),‡	20,000	20,069
Zayo Group LLC, 3.5000%, 1/19/24(a),‡	42,000	42,146
		407,313
Consumer Cyclical – 0.6%
Aramark Services Inc, 0%, 3/28/24(a),‡	65,000	65,325
Hilton Worldwide Finance LLC, 2.9815%, 10/25/23(a),‡	115,887	116,690
Hilton Worldwide Finance LLC, 3.5000%, 10/25/23‡	2,800	2,820
KFC Holding Co, 2.9761%, 6/16/23‡	107,580	108,051
Landry's Inc, 4.0389%, 10/4/23‡	52,000	52,381
		345,267
Consumer Non-Cyclical – 0.6%
HCA Inc, 3.2322%, 2/15/24‡	58,853	59,326
JBS USA LUX SA, 3.2889%, 10/30/22(a),‡	253,000	253,792
Quintiles IMS Inc, 3.1468%, 3/7/24‡	51,892	52,295
		365,413
Finance Companies – 0.1%
Avolon TLB Borrower 1 US LLC, 3.7283%, 3/21/22(a),‡	36,000	36,465
Technology – 0.1%
CommScope Inc, 3.4822%, 12/29/22‡	64,737	65,162
Total Bank Loans and Mezzanine Loans (cost $1,293,330)		1,294,623
Corporate Bonds – 24.2%
Asset-Backed Securities – 0%
American Tower Trust #1, 1.5510%, 3/15/18 (144A)	6,000	5,986

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – 3.0%
Ally Financial Inc, 3.2500%, 11/5/18	$23,000	$23,158
Ally Financial Inc, 8.0000%, 12/31/18	12,000	12,960
Bank of America Corp, 2.5030%, 10/21/22	128,000	124,669
Bank of America Corp, 4.1830%, 11/25/27	106,000	106,379
Citigroup Inc, 2.4846%, 9/1/23‡	35,000	35,990
Citigroup Inc, 3.8870%, 1/10/28‡	62,000	62,270
Citizens Financial Group Inc, 3.7500%, 7/1/24	14,000	13,697
Citizens Financial Group Inc, 4.3500%, 8/1/25	10,000	10,236
Citizens Financial Group Inc, 4.3000%, 12/3/25	57,000	58,743
Discover Financial Services, 3.9500%, 11/6/24	45,000	45,065
Discover Financial Services, 3.7500%, 3/4/25	42,000	41,199
Goldman Sachs Capital I, 6.3450%, 2/15/34	70,000	83,910
Goldman Sachs Group Inc, 3.0000%, 4/26/22	81,000	81,081
Goldman Sachs Group Inc, 3.7500%, 2/25/26	50,000	50,316
Intesa Sanpaolo SpA, 5.0170%, 6/26/24 (144A)	316,000	297,247
JPMorgan Chase & Co, 2.2950%, 8/15/21	68,000	67,287
JPMorgan Chase & Co, 3.3750%, 5/1/23	80,000	80,120
JPMorgan Chase & Co, 3.8750%, 9/10/24	15,000	15,202
Morgan Stanley, 2.6250%, 11/17/21	29,000	28,770
Morgan Stanley, 3.9500%, 4/23/27	36,000	35,646
National Australia Bank Ltd/New York, 2.8000%, 1/10/22	253,000	254,549
SVB Financial Group, 5.3750%, 9/15/20	56,000	60,599
Synchrony Financial, 3.0000%, 8/15/19	34,000	34,527
Synchrony Financial, 4.5000%, 7/23/25	42,000	43,098
US Bancorp, 2.3750%, 7/22/26	61,000	57,040
Wells Fargo & Co, 2.1000%, 5/8/17	16,000	16,012
Wells Fargo & Co, 3.0000%, 4/22/26	16,000	15,321
Wells Fargo & Co, 5.8750%µ	47,000	50,663
		1,805,754
Basic Industry – 1.3%
AK Steel Corp, 7.5000%, 7/15/23	89,000	96,565
ArcelorMittal, 7.0000%, 2/25/22‡	94,000	106,914
CF Industries Inc, 6.8750%, 5/1/18	8,000	8,340
CF Industries Inc, 3.4500%, 6/1/23	280,000	264,600
CF Industries Inc, 4.9500%, 6/1/43	64,000	54,240
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	91,000	92,478
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	46,000	46,978
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	59,000	61,563
Steel Dynamics Inc, 5.0000%, 12/15/26 (144A)	5,000	5,063
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	44,000	50,765
		787,506
Brokerage – 1.8%
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	39,000	39,612
CBOE Holdings Inc, 3.6500%, 1/12/27	46,000	46,241
Charles Schwab Corp, 3.0000%, 3/10/25	36,000	35,585
Charles Schwab Corp, 4.6250%µ	34,000	33,490
Charles Schwab Corp, 7.0000%µ	47,000	53,462
E*TRADE Financial Corp, 5.3750%, 11/15/22	60,000	62,850
E*TRADE Financial Corp, 4.6250%, 9/15/23	78,000	79,911
Intercontinental Exchange Inc, 3.7500%, 12/1/25	35,000	36,146
Lazard Group LLC, 4.2500%, 11/14/20	60,000	63,097
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
5.8750%, 3/15/22 (144A)	249,000	256,316
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	60,000	53,654
Raymond James Financial Inc, 5.6250%, 4/1/24	215,000	241,823
Raymond James Financial Inc, 3.6250%, 9/15/26	14,000	13,781
Scottrade Financial Services Inc, 6.1250%, 7/11/21 (144A)	15,000	16,990
TD Ameritrade Holding Corp, 2.9500%, 4/1/22	29,000	29,355
TD Ameritrade Holding Corp, 3.6250%, 4/1/25†	41,000	42,038
		1,104,351
Capital Goods – 2.2%
Arconic Inc, 5.9500%, 2/1/37	247,000	246,382
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
6.0000%, 6/30/21 (144A)	250,000	257,500
Ball Corp, 4.3750%, 12/15/20	142,000	148,745
CNH Industrial Capital LLC, 3.6250%, 4/15/18	53,000	53,596
General Electric Co, 6.3750%, 11/15/67‡	229,000	232,435
General Electric Co, 5.0000%µ	44,000	46,365
Martin Marietta Materials Inc, 4.2500%, 7/2/24	43,000	44,399
Masco Corp, 3.5000%, 4/1/21	22,000	22,387
Masco Corp, 4.3750%, 4/1/26	4,000	4,157
Owens Corning, 4.2000%, 12/1/24	27,000	27,815
Owens Corning, 3.4000%, 8/15/26	13,000	12,588

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Rockwell Collins Inc, 3.2000%, 3/15/24	$29,000	$28,937
Rockwell Collins Inc, 3.5000%, 3/15/27	49,000	49,015
Vulcan Materials Co, 7.0000%, 6/15/18	29,000	30,695
Vulcan Materials Co, 7.5000%, 6/15/21	18,000	21,070
Vulcan Materials Co, 4.5000%, 4/1/25	61,000	64,147
		1,290,233
Communications – 1.4%
American Tower Corp, 3.3000%, 2/15/21	46,000	46,642
American Tower Corp, 3.4500%, 9/15/21	4,000	4,072
American Tower Corp, 3.5000%, 1/31/23	7,000	7,040
American Tower Corp, 4.4000%, 2/15/26	26,000	26,894
American Tower Corp, 3.3750%, 10/15/26	53,000	50,527
AT&T Inc, 3.4000%, 5/15/25	10,000	9,676
AT&T Inc, 4.2500%, 3/1/27	46,000	46,669
AT&T Inc, 5.4500%, 3/1/47	47,000	47,854
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	36,000	36,990
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.9080%, 7/23/25	142,000	149,942
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	49,000	47,401
Crown Castle International Corp, 4.8750%, 4/15/22	53,000	57,005
Crown Castle International Corp, 5.2500%, 1/15/23	32,000	34,915
Crown Castle International Corp, 4.0000%, 3/1/27	27,000	27,224
SBA Tower Trust, 2.9330%, 12/11/17 (144A)	50,000	50,025
Time Warner Cable LLC, 5.8500%, 5/1/17	28,000	28,086
UBM PLC, 5.7500%, 11/3/20 (144A)	58,000	60,946
Verizon Communications Inc, 2.9460%, 3/15/22 (144A)	16,000	15,930
Verizon Communications Inc, 2.6250%, 8/15/26	93,000	84,913
Verizon Communications Inc, 4.1250%, 8/15/46	20,000	17,252
		850,003
Consumer Cyclical – 2.0%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	59,000	60,401
CVS Health Corp, 4.7500%, 12/1/22	22,000	23,881
CVS Health Corp, 5.0000%, 12/1/24	30,000	32,822
DR Horton Inc, 4.7500%, 5/15/17	31,000	31,103
DR Horton Inc, 3.7500%, 3/1/19	63,000	64,559
DR Horton Inc, 4.0000%, 2/15/20	6,000	6,242
Ford Motor Co, 4.3460%, 12/8/26	64,000	65,161
General Motors Co, 4.8750%, 10/2/23	185,000	197,351
General Motors Financial Co Inc, 3.1000%, 1/15/19	28,000	28,450
General Motors Financial Co Inc, 3.7000%, 5/9/23	16,000	16,120
Hanesbrands Inc, 4.6250%, 5/15/24 (144A)	56,000	55,230
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	32,000	33,520
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	25,000	25,750
MDC Holdings Inc, 5.5000%, 1/15/24	70,000	72,100
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	268,000	282,740
Rite Aid Corp, 6.1250%, 4/1/23 (144A)	121,000	119,941
Toll Brothers Finance Corp, 4.0000%, 12/31/18	28,000	28,700
Toll Brothers Finance Corp, 4.3750%, 4/15/23	15,000	15,178
Walgreens Boots Alliance Inc, 2.6000%, 6/1/21	12,000	12,013
Walgreens Boots Alliance Inc, 3.1000%, 6/1/23	8,000	7,988
Walgreens Boots Alliance Inc, 3.4500%, 6/1/26	31,000	30,220
Walgreens Boots Alliance Inc, 4.6500%, 6/1/46	5,000	4,973
		1,214,443
Consumer Non-Cyclical – 3.5%
Actavis Funding SCS, 3.0000%, 3/12/20	75,000	76,232
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	14,000	14,104
Anheuser-Busch InBev Finance Inc, 3.3000%, 2/1/23	76,000	77,341
Anheuser-Busch InBev Finance Inc, 3.6500%, 2/1/26	112,000	113,243
Anheuser-Busch InBev Finance Inc, 4.9000%, 2/1/46	45,000	48,588
Constellation Brands Inc, 4.7500%, 12/1/25	5,000	5,385
Constellation Brands Inc, 3.7000%, 12/6/26	42,000	41,953
Constellation Brands, Inc., 4.2500%, 5/1/23	51,000	53,746
Express Scripts Holding Co, 3.5000%, 6/15/24	24,000	23,636
Express Scripts Holding Co, 4.5000%, 2/25/26	95,000	97,438
Express Scripts Holding Co, 3.4000%, 3/1/27	16,000	15,068
HCA Inc, 5.8750%, 5/1/23	243,000	262,440
HCA Inc, 5.0000%, 3/15/24	61,000	63,974
HCA Inc, 5.3750%, 2/1/25	26,000	27,040
HCA Inc, 5.8750%, 2/15/26	30,000	31,677
JBS USA LUX SA / JBS USA Finance Inc, 5.7500%, 6/15/25 (144A)	51,000	51,510
Kraft Heinz Foods Co, 3.5000%, 7/15/22	29,000	29,628
Kraft Heinz Foods Co, 3.0000%, 6/1/26	17,000	15,974

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Molson Coors Brewing Co, 3.0000%, 7/15/26	$65,000	$61,804
Molson Coors Brewing Co, 4.2000%, 7/15/46	15,000	14,042
Newell Brands Inc, 3.1500%, 4/1/21	13,000	13,299
Newell Brands Inc, 3.8500%, 4/1/23	11,000	11,386
Newell Brands Inc, 5.0000%, 11/15/23	25,000	26,791
Newell Brands Inc, 4.2000%, 4/1/26	74,000	77,007
Post Holdings Inc, 5.0000%, 8/15/26 (144A)	240,000	229,800
Shire Acquisitions Investments Ireland DAC, 2.4000%, 9/23/21	29,000	28,399
Shire Acquisitions Investments Ireland DAC, 2.8750%, 9/23/23	40,000	38,805
Shire Acquisitions Investments Ireland DAC, 3.2000%, 9/23/26	40,000	38,194
Sysco Corp, 2.5000%, 7/15/21	10,000	9,966
Sysco Corp, 3.3000%, 7/15/26	25,000	24,485
Tenet Healthcare Corp, 4.7500%, 6/1/20	173,000	176,754
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	70,000	64,499
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	46,000	47,265
Universal Health Services Inc, 5.0000%, 6/1/26 (144A)	34,000	34,935
Valeant Pharmaceuticals International Inc, 5.3750%, 3/15/20 (144A)	147,000	131,565
		2,077,973
Electric – 0.4%
Dominion Resources Inc/VA, 2.8500%, 8/15/26	8,000	7,469
Duke Energy Corp, 2.6500%, 9/1/26	24,000	22,271
IPALCO Enterprises Inc, 5.0000%, 5/1/18	45,000	46,237
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	67,000	72,406
Southern Co, 2.9500%, 7/1/23†	32,000	31,144
Southern Co, 3.2500%, 7/1/26	60,000	57,233
		236,760
Energy – 4.1%
Anadarko Petroleum Corp, 4.8500%, 3/15/21	152,000	162,588
Antero Resources Corp, 5.3750%, 11/1/21	160,000	164,334
Canadian Natural Resources Ltd, 5.7000%, 5/15/17	10,000	10,046
Canadian Natural Resources Ltd, 5.9000%, 2/1/18	16,000	16,524
Cenovus Energy Inc, 5.7000%, 10/15/19	2,000	2,159
Cimarex Energy Co, 5.8750%, 5/1/22	30,000	30,923
Cimarex Energy Co, 4.3750%, 6/1/24	17,000	17,658
ConocoPhillips Co, 4.2000%, 3/15/21	31,000	33,052
ConocoPhillips Co, 4.9500%, 3/15/26	39,000	43,283
Devon Energy Corp, 4.0000%, 7/15/21	50,000	51,594
Diamond Offshore Drilling Inc, 5.8750%, 5/1/19	8,000	8,360
Enbridge Energy Partners LP, 5.8750%, 10/15/25	31,000	34,647
Energy Transfer Equity LP, 5.8750%, 1/15/24	273,000	290,062
Energy Transfer Equity LP, 5.5000%, 6/1/27	24,000	25,080
Energy Transfer Partners LP, 4.1500%, 10/1/20	44,000	45,684
Energy Transfer Partners LP, 4.7500%, 1/15/26	10,000	10,290
Helmerich & Payne International Drilling Co, 4.6500%, 3/15/25	88,000	91,479
Hess Corp, 4.3000%, 4/1/27	54,000	53,168
Hiland Partners Holdings LLC / Hiland Partners Finance Corp,
5.5000%, 5/15/22 (144A)	186,000	194,047
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	20,000	20,430
Kinder Morgan Energy Partners LP, 5.0000%, 8/15/42	56,000	52,835
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	5,000	5,581
MPLX LP, 4.5000%, 7/15/23	106,000	110,227
Oceaneering International Inc, 4.6500%, 11/15/24	59,000	59,008
Phillips 66 Partners LP, 3.6050%, 2/15/25	26,000	25,317
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	28,000	30,786
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27 (144A)	173,000	180,673
SM Energy Co, 6.5000%, 11/15/21	265,000	271,625
SM Energy Co, 6.5000%, 1/1/23	11,000	11,165
Spectra Energy Partners LP, 4.7500%, 3/15/24	30,000	31,763
Tesoro Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	15,000	15,656
Western Gas Partners LP, 5.3750%, 6/1/21	28,000	30,088
Western Gas Partners LP, 4.0000%, 7/1/22	50,000	51,341
Williams Cos Inc, 3.7000%, 1/15/23	115,000	112,987
Williams Partners LP / ACMP Finance Corp, 4.8750%, 5/15/23	73,000	75,196
Williams Partners LP / ACMP Finance Corp, 4.8750%, 3/15/24	75,000	77,137
		2,446,793
Finance Companies – 0.3%
CIT Group Inc, 4.2500%, 8/15/17	97,000	97,849
CIT Group Inc, 5.5000%, 2/15/19 (144A)	29,000	30,486
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	19,000	19,760
Park Aerospace Holdings Ltd, 5.5000%, 2/15/24 (144A)	52,000	54,080
		202,175
Financial Institutions – 0.4%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	102,000	106,364

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Financial Institutions – (continued)
Kennedy-Wilson Inc, 5.8750%, 4/1/24	$121,000	$124,025
		230,389
Insurance – 0.5%
Aetna Inc, 2.8000%, 6/15/23	20,000	19,833
Berkshire Hathaway Inc, 3.1250%, 3/15/26	8,000	7,992
Centene Corp, 4.7500%, 5/15/22	2,000	2,055
Centene Corp, 6.1250%, 2/15/24	10,000	10,738
Centene Corp, 4.7500%, 1/15/25	11,000	11,062
Cigna Corp, 3.2500%, 4/15/25	126,000	124,534
CNO Financial Group Inc, 4.5000%, 5/30/20	9,000	9,293
WellCare Health Plans Inc, 5.2500%, 4/1/25	96,000	99,000
		284,507
Real Estate Investment Trusts (REITs) – 0.6%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	63,000	63,188
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22†	65,000	69,052
Post Apartment Homes LP, 4.7500%, 10/15/17	37,000	37,310
Senior Housing Properties Trust, 6.7500%, 12/15/21	27,000	30,033
SL Green Realty Corp, 5.0000%, 8/15/18	130,000	134,393
		333,976
Technology – 2.2%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24 (144A)	42,000	42,300
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27 (144A)	109,000	109,687
Cadence Design Systems Inc, 4.3750%, 10/15/24	98,000	98,287
Fidelity National Information Services Inc, 3.6250%, 10/15/20	26,000	27,015
Fidelity National Information Services Inc, 4.5000%, 10/15/22	34,000	36,278
Fidelity National Information Services Inc, 3.0000%, 8/15/26	40,000	37,684
Iron Mountain Inc, 6.0000%, 10/1/20 (144A)	98,000	102,655
Iron Mountain Inc, 4.3750%, 6/1/21 (144A)	200,000	205,500
NXP BV / NXP Funding LLC, 4.1250%, 6/1/21 (144A)	200,000	207,500
Seagate HDD Cayman, 4.7500%, 1/1/25	45,000	44,072
Seagate HDD Cayman, 4.8750%, 6/1/27	14,000	13,105
Seagate HDD Cayman, 5.7500%, 12/1/34	18,000	16,290
Total System Services Inc, 3.8000%, 4/1/21	25,000	25,851
Total System Services Inc, 4.8000%, 4/1/26	69,000	74,267
Trimble Inc, 4.7500%, 12/1/24	107,000	110,730
Verisk Analytics Inc, 4.8750%, 1/15/19	49,000	51,184
Verisk Analytics Inc, 5.8000%, 5/1/21	64,000	70,887
Verisk Analytics Inc, 5.5000%, 6/15/45	38,000	41,256
		1,314,548
Transportation – 0.5%
Kansas City Southern, 3.1250%, 6/1/26	202,000	189,862
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.3750%, 3/15/18 (144A)	53,000	53,821
Penske Truck Leasing Co Lp / PTL Finance Corp, 4.2500%, 1/17/23 (144A)	52,000	54,167
		297,850
Total Corporate Bonds (cost $14,337,839)		14,483,247
Mortgage-Backed Securities – 7.0%
Fannie Mae Pool:
4.0000%, 4/1/34	20,248	21,434
6.0000%, 12/1/35	24,021	27,309
6.0000%, 2/1/37	4,140	4,811
6.0000%, 9/1/37	17,285	18,246
6.0000%, 10/1/38	19,894	22,488
7.0000%, 2/1/39	7,620	8,982
5.5000%, 12/1/39	20,964	23,408
5.5000%, 3/1/40	33,914	38,403
5.5000%, 4/1/40	82,225	91,614
5.5000%, 2/1/41	19,203	21,744
5.0000%, 5/1/41	13,656	14,944
5.0000%, 10/1/41	16,033	17,543
5.5000%, 12/1/41	24,303	27,146
4.0000%, 2/1/42	16,892	17,903
4.0000%, 6/1/42	52,683	55,737
4.0000%, 8/1/42	21,419	22,661
4.0000%, 9/1/42	26,595	28,121
4.0000%, 11/1/42	42,282	44,735
4.0000%, 12/1/42	7,416	7,851
3.5000%, 2/1/43	106,329	109,125
4.0000%, 9/1/43	22,782	24,109
3.5000%, 1/1/44	121,482	125,444
3.5000%, 1/1/44	56,206	58,036
4.0000%, 2/1/44	60,859	64,373
3.5000%, 4/1/44	58,436	60,219
4.5000%, 5/1/44	132,821	144,609

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 6/1/44	$75,519	$79,908
5.0000%, 7/1/44	41,572	46,459
4.0000%, 8/1/44	27,826	29,578
4.5000%, 8/1/44	58,980	64,196
4.5000%, 10/1/44	43,298	47,102
4.5000%, 10/1/44	23,187	25,157
3.5000%, 2/1/45	84,634	86,861
4.5000%, 3/1/45	40,033	43,437
4.0000%, 5/1/45	6,472	6,879
4.5000%, 5/1/45	33,489	36,553
4.5000%, 6/1/45	19,566	21,311
4.5000%, 9/1/45	45,835	49,744
4.5000%, 10/1/45	77,628	84,424
3.5000%, 12/1/45	20,626	21,247
3.5000%, 1/1/46	83,924	86,457
3.5000%, 1/1/46	83,148	85,661
4.0000%, 1/1/46	27,144	28,777
4.5000%, 2/1/46	63,214	68,755
4.5000%, 2/1/46	23,995	26,080
4.0000%, 4/1/46	32,299	34,232
4.5000%, 4/1/46	33,605	36,780
4.0000%, 5/1/46	42,298	44,854
4.0000%, 6/1/46	26,446	28,045
3.5000%, 7/1/46	75,584	77,670
3.5000%, 7/1/46	72,507	74,700
4.5000%, 7/1/46	63,284	68,782
4.5000%, 7/1/46	48,892	52,839
4.0000%, 11/1/46	16,554	17,601
4.5000%, 11/1/46	20,259	22,083
4.0000%, 1/1/47	19,004	20,264
4.0000%, 2/1/47	38,618	40,971
4.5000%, 2/1/47	47,509	51,411
3.5000%, 5/1/56	20,062	20,451
		2,630,264
Freddie Mac Gold Pool:
3.5000%, 7/1/29	26,090	27,226
8.0000%, 4/1/32	5,140	6,357
5.5000%, 10/1/36	15,926	18,067
6.0000%, 4/1/40	91,501	106,483
5.0000%, 3/1/42	18,648	20,679
3.5000%, 2/1/44	32,969	33,815
4.5000%, 5/1/44	22,414	24,299
4.0000%, 8/1/44	8,840	9,367
4.5000%, 9/1/44	87,066	94,912
4.5000%, 2/1/46	185,850	202,692
4.5000%, 2/1/46	23,978	26,089
		569,986
Ginnie Mae I Pool:
5.1000%, 1/15/32	37,510	42,800
7.5000%, 8/15/33	17,998	21,048
4.9000%, 10/15/34	44,669	50,816
5.5000%, 9/15/35	5,321	6,111
5.5000%, 8/15/39	79,435	92,138
5.0000%, 10/15/39	14,498	16,021
5.0000%, 11/15/39	24,158	26,557
5.0000%, 1/15/40	7,300	8,026
5.0000%, 5/15/40	9,007	10,018
5.0000%, 7/15/40	25,914	28,495
5.0000%, 7/15/40	3,458	3,803
5.0000%, 2/15/41	26,030	28,713
4.5000%, 5/15/41	25,519	28,467
5.0000%, 5/15/41	9,044	10,064
4.5000%, 7/15/41	32,041	35,956
4.5000%, 7/15/41	7,451	8,108
4.5000%, 8/15/41	80,634	88,011
5.0000%, 9/15/41	8,548	9,574
4.5000%, 5/15/44	17,441	18,903
5.0000%, 7/15/44	9,370	10,443
4.0000%, 7/15/46	55,896	60,232
4.5000%, 8/15/46	81,725	88,449
		692,753
Ginnie Mae II Pool:
6.0000%, 11/20/34	15,189	17,540
6.0000%, 1/20/39	7,493	8,493

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae II Pool – (continued)
4.5000%, 10/20/41	$39,940	$42,686
6.0000%, 12/20/41	8,151	9,297
6.0000%, 1/20/42	8,252	9,444
6.0000%, 2/20/42	8,050	9,245
6.0000%, 3/20/42	4,554	5,212
6.0000%, 4/20/42	13,567	15,563
3.5000%, 5/20/42	18,175	18,927
6.0000%, 5/20/42	10,031	11,315
5.5000%, 7/20/42	28,649	31,654
6.0000%, 7/20/42	6,492	7,276
6.0000%, 8/20/42	7,461	8,588
6.0000%, 9/20/42	8,259	9,365
6.0000%, 11/20/42	6,067	6,944
6.0000%, 2/20/43	9,054	10,357
4.0000%, 10/20/45	82,623	88,596
		310,502
Total Mortgage-Backed Securities (cost $4,225,774)		4,203,505
United States Treasury Notes/Bonds – 11.0%
0.7500%, 9/30/18	76,000	75,507
0.7500%, 10/31/18	867,000	860,836
1.1250%, 2/28/19	407,000	406,046
1.0000%, 10/15/19	404,000	399,928
1.1250%, 7/31/21	26,000	25,213
1.8750%, 2/28/22	580,000	578,686
1.3750%, 9/30/23	19,000	18,080
2.7500%, 11/15/23	125,000	129,399
2.1250%, 2/29/24	821,000	816,382
1.6250%, 2/15/26	78,000	73,326
2.0000%, 11/15/26	855,000	825,743
2.2500%, 2/15/27	775,000	765,009
2.2500%, 8/15/46	431,000	364,633
2.8750%, 11/15/46	1,244,000	1,207,018
Total United States Treasury Notes/Bonds (cost $6,525,224)		6,545,806
Common Stocks – 52.1%
Aerospace & Defense – 0.8%
Meggitt PLC	.36,200	201,932
United Technologies Corp	2,700	302,967
		504,899
Banks – 8.7%
Boston Private Financial Holdings Inc	25,100	411,640
Citigroup Inc	12,600	753,732
Citizens Financial Group Inc	26,193	904,968
Comerica Inc	5,200	356,616
Fifth Third Bancorp	17,200	436,880
First Hawaiian Inc	8,384	250,849
JPMorgan Chase & Co	7,100	623,664
Umpqua Holdings Corp	25,300	448,822
Wells Fargo & Co	18,300	1,018,578
		5,205,749
Beverages – 0.5%
PepsiCo Inc	2,500	279,650
Biotechnology – 1.1%
AbbVie Inc	4,200	273,672
Gilead Sciences Inc	5,800	393,936
		667,608
Capital Markets – 1.0%
Greenhill & Co Inc	9,600	281,280
Invesco Ltd	10,600	324,678
		605,958
Chemicals – 0.6%
Potash Corp of Saskatchewan Inc	12,900	220,332
Tikkurila Oyj	7,400	149,978
		370,310
Commercial Services & Supplies – 0.8%
G4S PLC	69,800	266,074
Republic Services Inc	2,900	182,149
		448,223
Communications Equipment – 0.4%
Cisco Systems Inc	7,900	267,020
Consumer Finance – 0.6%
American Express Co	4,900	387,639
Containers & Packaging – 0.7%
Graphic Packaging Holding Co	22,100	284,427

Shares or Principal Amounts		Value
Common Stocks – (continued)
Containers & Packaging – (continued)
Packaging Corp of America	.1,500	$137,430
		421,857
Diversified Telecommunication Services – 0.8%
Verizon Communications Inc	9,500	463,125
Electric Utilities – 1.6%
Great Plains Energy Inc	6,200	181,164
Pinnacle West Capital Corp	4,000	333,520
PPL Corp	11,500	429,985
		944,669
Electrical Equipment – 0.5%
Emerson Electric Co	5,400	323,244
Energy Equipment & Services – 1.2%
Oceaneering International Inc	5,700	154,356
Schlumberger Ltd†	7,200	562,320
		716,676
Equity Real Estate Investment Trusts (REITs) – 3.8%
Lamar Advertising Co	10,600	792,244
LaSalle Hotel Properties	9,600	277,920
MGM Growth Properties LLC	10,111	273,503
Mid-America Apartment Communities Inc	3,621	368,401
National Storage Affiliates Trust	11,200	267,680
Weyerhaeuser Co	8,400	285,432
		2,265,180
Food Products – 1.3%
Mead Johnson Nutrition Co	5,000	445,400
Nestle SA	2,200	168,834
Orkla ASA	19,300	172,932
		787,166
Health Care Equipment & Supplies – 1.0%
Medtronic PLC	5,416	436,313
Meridian Bioscience Inc	10,300	142,140
		578,453
Health Care Providers & Services – 2.0%
AmerisourceBergen Corp	5,000	442,500
Owens & Minor Inc	4,200	145,320
Patterson Cos Inc	5,000	226,150
Quest Diagnostics Inc	4,100	402,579
		1,216,549
Household Durables – 0.4%
Garmin Ltd	4,500	229,995
Household Products – 1.2%
Procter & Gamble Co	8,300	745,755
Independent Power and Renewable Electricity Producers – 0.8%
NRG Yield Inc	28,600	506,220
Insurance – 1.9%
Allied World Assurance Co Holdings AG	11,800	626,580
Arthur J Gallagher & Co	2,600	147,004
XL Group Ltd	8,500	338,810
		1,112,394
Machinery – 0.8%
Timken Co	3,400	153,680
Trinity Industries Inc	11,300	300,015
		453,695
Media – 0.5%
Omnicom Group Inc	3,800	327,598
Metals & Mining – 0.3%
Compass Minerals International Inc	2,800	189,980
Multiline Retail – 0.5%
Target Corp	5,300	292,507
Multi-Utilities – 0.5%
Engie SA	21,800	308,814
Oil, Gas & Consumable Fuels – 4.2%
Alon USA Energy Inc	17,400	212,106
BP PLC (ADR)	8,300	286,516
Delek US Holdings Inc	8,800	213,576
Exxon Mobil Corp	4,900	401,849
Occidental Petroleum Corp	9,700	614,592
Plains GP Holdings LP	13,313	416,164
Royal Dutch Shell PLC (ADR)	7,000	369,110
		2,513,913
Pharmaceuticals – 4.2%
Johnson & Johnson	1,200	149,460
Merck & Co Inc	7,000	444,780

Shares or Principal Amounts		Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
Novartis AG (ADR)	.5,100	$378,777
Pfizer Inc	25,400	868,934
Phibro Animal Health Corp	13,200	370,920
Sanofi (ADR)	3,300	149,325
Teva Pharmaceutical Industries Ltd (ADR)	5,000	160,450
		2,522,646
Professional Services – 0.5%
Bureau Veritas SA	12,900	272,113
Real Estate Management & Development – 0.3%
LSL Property Services PLC	59,900	156,826
Road & Rail – 1.0%
CSX Corp	5,100	237,405
Union Pacific Corp	3,200	338,944
		576,349
Semiconductor & Semiconductor Equipment – 1.8%
Analog Devices Inc	5,100	417,945
Intel Corp	6,400	230,848
QUALCOMM Inc	7,300	418,582
		1,067,375
Software – 2.4%
Microsoft Corp	10,500	691,530
Oracle Corp†	16,100	718,221
		1,409,751
Specialty Retail – 0.3%
Williams-Sonoma Inc	3,100	166,222
Technology Hardware, Storage & Peripherals – 1.5%
Apple Inc	2,800	402,248
Western Digital Corp	5,800	478,674
		880,922
Textiles, Apparel & Luxury Goods – 0.2%
Coach Inc	3,000	123,990
Tobacco – 0.5%
Scandinavian Tobacco Group A/S*	15,500	270,978
Transportation Infrastructure – 0.3%
BBA Aviation PLC	43,100	164,403
Wireless Telecommunication Services – 0.6%
Vodafone Group PLC (ADR)	14,100	372,663
Total Common Stocks (cost $26,115,348)		31,119,084
Preferred Stocks – 0.5%
Banks – 0.2%
Citigroup Capital XIII, 7.4090%	4,000	106,600
Capital Markets – 0.2%
Morgan Stanley, 6.8750%	1,480	41,736
Morgan Stanley, 7.1250%	1,774	51,677
		93,413
Consumer Finance – 0.1%
Discover Financial Services, 6.5000%	2,850	73,957
Industrial Conglomerates – 0%
General Electric Co, 4.7000%	224	5,750
Total Preferred Stocks (cost $264,385)		279,720
Investment Companies – 1.0%
Money Markets – 1.0%
Janus Cash Liquidity Fund LLC, 0.7113%ºº,£ (cost $586,651)	586,651	586,651
Total Investments (total cost $54,612,063) – 100.1%		59,771,393
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(61,646)
Net Assets – 100%		$59,709,747

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$53,570,997	89.6%
United Kingdom	1,950,876	3.3
France	730,252	1.2
Switzerland	547,611	0.9
Ireland	367,805	0.6
Canada	360,227	0.6
Brazil	305,302	0.5
Italy	297,247	0.5
Denmark	270,978	0.5
Australia	254,549	0.4
Belgium	253,276	0.4
Israel	224,949	0.4
Netherlands	207,500	0.3
Norway	172,932	0.3
Finland	149,978	0.3
Luxembourg	106,914	0.2

Total	$59,771,393	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
British Pound	5/11/17	414,000	$519,088	$(621)
Israeli Shekel	5/11/17	455,000	125,897	(199)
Norwegian Krone	5/11/17	1,098,000	127,994	639
Swiss Franc	5/11/17	390,400	390,765	1,930

			1,163,744	1,749
HSBC Securities (USA), Inc.:
British Pound	4/20/17	680,000	852,167	(7,255)
Swiss Franc	4/20/17	18,000	17,993	14

			870,160	(7,241)
RBC Capital Markets Corp.:
Canadian Dollar	4/20/17	225,100	169,332	301
Euro	4/20/17	586,600	626,200	(3,171)

			795,532	(2,870)
Total			$2,829,436	$(8,362)

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2017 is $4,110,748, which represents 6.9% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2017, is $743,975.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of March 31, 2017.

ºº	Rate shown is the 7-day yield as of March 31, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2017. Unless otherwise indicated, all information in the table is for the period ended March 31, 2017.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 3/31/17	Gain/(Loss)	Income	at 3/31/17

Janus Cash Liquidity Fund LLC	363,206	20,366,324	(20,142,879)	586,651	$—	$2,919	$586,651

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2017)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$65,949	$65,765	0.1%

The Fund has registration rights for certain restricted securities held as of March 31, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$1,258,757	$-
Bank Loans and Mezzanine Loans	-	1,294,623	-
Corporate Bonds	-	14,483,247	-
Mortgage-Backed Securities	-	4,203,505	-
United States Treasury Notes/Bonds	-	6,545,806	-
Common Stocks	31,119,084	-	-
Preferred Stocks	-	279,720	-
Investment Companies	-	586,651	-
Total Investments in Securities	$31,119,084	$28,652,309	$-
Other Financial Instruments(a):
Forward Currency Contracts	-	2,884	-
Total Assets	$31,119,084	$28,655,193	$-
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$11,246	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Perkins Value Plus Income Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $1,053,954 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2017 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2017, the average ending monthly currency value amounts on sold forward currency contracts is $2,834,628.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the period ended March 31, 2017, the average ending monthly market value amounts on written call options is $1,664. There were no written options held at March 31, 2017.

Written option activity for the period ended March 31, 2017 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at June 30, 2016	57	$ 1,690
Options written	434	9,331
Options closed	-	-
Options expired	(411)	(9,592)
Options exercised	(80)	(1,429)
Options outstanding at March 31, 2017	-	$ -

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2017 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 54,686,947	$ 6,187,411	$ (1,102,965)	$ 5,084,446

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017.

The consummation of the Merger may be deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect as of the date of this Report. In addition, the consummation of the Merger may be deemed to cause an assignment of the investment sub-advisory agreement between Janus Capital and Perkins Investment Management LLC (“Perkins”) on behalf of the Fund in effect as of the date of this Report. As a result, the consummation of the Merger may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and Perkins on behalf of the Fund (the “Post-Merger Sub-Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreements and Post-Merger Sub-Advisory Agreements, among other proposals, to Fund shareholders for approval.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreements and Post-Merger Sub-Advisory Agreements, both of which will take effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Upon the consummation of the Merger, Ms. Wallace will join the Trust’s Board of Trustees.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

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Item 2. Controls and Procedures.

(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended ("the Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-3(b) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-Q.

(b) There were no changes in the registrant's internal control over financial reporting during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Act, as amended, are attached as Ex99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Bruce Koepfgen
Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)
Date: May 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen
Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)
Date: May 30, 2017

By: /s/ Jesper Nergaard
Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: May 30, 2017